UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NetSol Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NetSol Technologies, Inc.
23901 Calabasas Road, Suite 2072
Calabasas, CA 91302
Phone: (818) 222-9195
Fax: (818) 222-9197

September 15, 2006

To Our Stockholders:

We cordially invite you to attend a special meeting of stockholders to be held at 10:00 a.m. on October 18, 2006 at the offices of NetSol Technologies, Inc., 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302. The office phone number is 818-222-9195.

At the special meeting, you will be asked to consider and vote upon a proposal, to approve the full issuance and exercise of: (i) shares of common stock underlying convertible notes; (ii) shares of common stock underlying shares of preferred stock; (iii) shares of common stock as a dividend payable or redemption under the terms of the preferred stock; (iv) upon exercise of the warrants granted to Maxim Group, LLC as part of their compensation as placement agent; and, (v) upon exercise of the warrants all issued as part of a financing in the amount of $5.5 million (the “Financing”). The financing, consisting of convertible notes, which are in an aggregate principal amount of $5.5 million and bear interest at the rate of 12%, were issued on June 15, 2006 and are due on June 15, 2007. A detailed discussion of this proposal starts on page 20 of this proxy.

You will also be asked to approve the amendment of the articles of incorporation of the Company to permit the board of directors to designate the rights and privileges of the Company’s preferred stock by resolution as permitted by Nevada Revised Statutes 78.1955. A detailed discussion of this proposal starts on page 58 of this proxy.

Additionally, you will be asked to act on such other business as may properly come before the special meeting.

This is your opportunity as a shareholder to exercise your vote in the best interests of your Company.

Whether or not you attend the Special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy card in the postage paid envelope as soon as possible.

Your participation in the special meeting, via proxy or in person, is important and allows you a voice in determining the future of your Company.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the business to be conducted at the meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company. We look forward to seeing you at the meeting.

Sincerely,

Najeeb U. Ghauri   Naeem U. Ghauri
Chairman of the Board                  Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held October 18, 2006

TO THE STOCKHOLDERS OF NETSOL TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders, including any adjournments or postponements thereof, of NetSol Technologies, Inc. (the "Company"), will be held on October 18, 2006 at 10:00 a.m. local time at the offices of the Company located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 for the following purposes:

1.
To consider and vote upon a proposal, to approve the full issuance and exercise of: (i) shares of common stock underlying convertible notes; (ii) shares of common stock underlying shares of preferred stock; (iii) shares of common stock as a dividend payable or redemption under the terms of the preferred stock; (iv) shares of common stock upon exercise of warrants granted to Maxim Group, LLC as part of their compensation as placement agent and, (v) shares of common stock upon exercise of the warrants in full without any limitations on the number of shares to be issued, all issued as part of a financing in the amount of $5.5 million (the “Financing”). The financing, consisting of convertible notes, which are in an aggregate principal amount of $5.5 million and bear interest at the rate of 12%, were issued on June 15, 2006 and are due on June 15, 2007;

2.
To consider and vote on the amendment of our articles of incorporation to permit the board of directors to designate the rights and privileges of the Company’s authorized preferred stock by resolution; and

3.	To consider such other matters as may properly come before the Special Meeting.

The proceeds of the Financing were used to fund the initial payment of the McCue Systems, Inc. acquisition; to fund the final cash portion of the payment to former CQ Systems, Ltd. shareholders as part of the acquisition of CQ Systems, Ltd. (now NetSol-CQ) by the Company; and, for working capital. The Company is not seeking approval of either the McCue Systems, Inc. or CQ Systems, Ltd. acquisition in this proxy. However, a detailed discussion of McCue Systems, Inc. and NetSol-CQ is contained in the proxy beginning on pages 42 and 50 respectively.

In connection with the Financing, we seek approval from the shareholders of an issuance of common stock which exceeds 20% of our issued and outstanding common stock as of May 5, 2006. Should stockholder approval of the issuance of the shares of common stock upon conversion of the notes and preferred stock and exercise of the warrants not be obtained, the convertible notes would only be converted into and the exercise of warrants would only be permitted to the extent that such conversion and exercise would not, when aggregated with the McCue Systems, Inc. transaction, result in an issuance of 20% or more of the issued and outstanding shares, excluding treasury shares, of common stock as of May 5, 2006.

Only stockholders of record as shown on the books of the Company at the close of business on September 15, 2006, the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

By order of the Board of Directors
NetSol Technologies, Inc.

Naeem Ghauri
Chief Executive Officer

September 15, 2006
Calabasas, California

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

NetSol Technologies, Inc.
23901 Calabasas Road Suite 2072
Calabasas, CA 91302

TABLE OF CONTENTS

PROXY STATEMENT GENERAL INFORMATION	8
Solicitation of Proxies	8
Voting and Revocation of Proxies	8
Voting Securities and Principal Holders Thereof	9
Interests of Persons in Matters to be Acted Upon	10
Voting at the Meeting	10
Returned Proxy Cards Which Do Not Provide Voting Instructions	10
Shares Held in Street Name	10
Changing Your Vote	11

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE	12

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL DATA	14

APPROVAL TO ISSUE THE AMOUNT OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED SHARES; AS DIVIDENDS OR REDEMPTION UNDER THE TERMS OF THE PREFERRED SHARES; ON EXERCISE OF WARRANTS	20

Introduction	20
Description of the Financing	20
Description of Securities	22
The McCue Acquisition	23
The CQ Acquisition	25
Nasdaq Listing Requirements and the Necessity of Stockholder Approval	25
Required Vote	26
Recommendation of the Board of Directors	26

INFORMATION ABOUT NETSOL TECHNOLOGIES, INC.	27
The Business	27
Legal Proceedings	28
Market for Registrant’s Common Equity and Related Stockholder Matters	28
Management’s Discussion and Analysis or Plan of Operations	29
Change in Financial Condition	33
Quarter Ended March 31, 2006 as Compared to Quarter Ended March 31, 2005	33
Nine Month Period Ended March 31, 2006 as Compared to Nine Month Period ended March 31, 2005	36
Liquidity and Capital Resources	38
The Year Ended June 30, 2005 as Compared to the Year Ended June 30, 2004	40
Liquidity and Capital Resources	42
Dividends and Redemption	43
Changes in and Disagreements with Accountants on Accounting and Financial Disclosures	43

INFORMATION ABOUT MCCUE SYSTEMS, INC.	43
The Business	43
Selected Historical Financial Data	44
Management’s Discussion and Analysis or Plan of Operations	45
Change in Financial Condition	48
Three Months Ended March 31, 2006 as Compared to the Three Months Ended March 31, 2005	48
Liquidity and Capital Resources	49
The Year Ended December 31, 2005 as Compared to the Year Ended December 31, 2004	49
Liquidity and Capital Resources	50
Changes in and Disagreements with Accountants on Accounting and Financial Disclosures	51

INFORMATION ABOUT CQ SYSTEMS, LTD.	51
The Business	51
Selected Historical Financial Data	51
Management’s Discussion and Analysis or Plan of Operations	53
Change in Financial Condition	56
Nine Months Ended December 31, 2004 as Compared to the Nine Months Ended December 31, 2003 56
Liquidity and Capital Resources	57
The Year Ended March 31, 2004 as Compared to the Year Ended March 31, 2003	57
Liquidity and Capital Resources	58
Changes in and Disagreements with Accountants on Accounting and Financial Disclosures	58

APPROVAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PERMIT THE

BOARD OF DIRECTORS TO DESIGNATE BY RESOLUTION ACCORDING TO NEVADA REVISED STATUTES 78.1955 THE POWERS, PREFERENCES AND RELATIVE RIGHTS OF PREFERRED STOCK AND QUALITIFCATIONS, LIMITATIONS AND RESTRICTIONS THEREOF	59

INDEX TO FINANCIAL STATEMENTS	62

ANNEXES
A     CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT
B     12% CONVERTIBLE NOTE
C     COMMON STOCK PURCHASE WARRANT
D     INVESTORS RIGHTS AGREEMENT
E      FORM OF 7% CUMULATIVE CONVERTIBLE PREFERRED STOCK
F      PLACEMENT AGENT WARRANT

PROXY STATEMENT GENERAL INFORMATION

SOLICITATION OF PROXIES

This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol Technologies, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the Company's Special Meeting of Stockholders (the "Special Meeting") to be held on October 18,, 2006 at 10:00 a.m. local time at the offices of the Company located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302. The purpose of the Special Meeting and the matters to be acted on there are set forth in the accompanying Notice of Special Meeting of Stockholders.

The Special Meeting has been called for the purpose of the following:

1. To consider and vote upon a proposal, to the extent required by and for purposes of NASD Marketplace Rule 4350(i), to approve the full issuance and exercise of: (i) shares of common stock underlying convertible notes; (ii) shares of common stock underlying shares of preferred stock; (iii) shares of common stock as a dividend payable or redemption under the terms of the preferred stock; (iv) shares of common stock upon exercise of the warrants granted to Maxim Group, LLC (the “placement agent”) as part of their compensation for acting as the placement agent and, (v) shares of common stock upon exercise of the warrants in full without any limitations on the number of shares to be issued, all issued as part of a financing in the amount of $5.5 million (the “Financing”). The financing, consisting of convertible notes, which are in an aggregate principal amount of $5.5 million and bear interest at the rate of 12%, were issued on June 15, 2006 and are due on June 15, 2007.

2. To amend the articles of incorporation to permit the board of directors to designate the rights and privileges of the Company’s authorized preferred stock pursuant to Nevada Revised Statutes Section 78.1955.

3. To consider such other matters as may properly come before the Special Meeting.

The board of directors solicits the accompanying proxy to those stockholders of record as of the close of business on September 15, 2006. These materials are expected to be first mailed to stockholders on or about September 15, 2006. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Special Meeting, Proxy Statement, proxy card and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to stockholders. In certain instances, directors and officers of the Company may make special solicitations of proxies either in person, telephone or by mail. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Special Meeting.

VOTING AND REVOCATION OF PROXIES

A stockholder giving a proxy on the enclosed form may revoke it at any time prior to the actual voting at the Special Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Special Meeting and voting in person or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 and 2 as set forth in the accompanying Notice of Special Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the Special Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of July 6, 2006, there were 16,169,982 shares of common stock issued and outstanding. Common stock is the only class of outstanding voting securities as of that date. Each share of common stock is entitled to one vote.

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of July 6, 2006, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock with the address of each such person, (ii) each of the Company's present directors and officers, and (iii) all officers and directors as a group:

Name and Address	Number of Shares(1)(2)	Percentage Beneficially owned(5)

Najeeb Ghauri (3)	2,412,650	14.92%
Naeem Ghauri (3)	2,261,367	13.98%
Salim Ghauri (3)	2,377,416	14.70%
Jim Moody (3)	183,000	*
Eugen Beckert (3)	178,900	*
Shahid Javed Burki (3)	204,000	*
Derek Soper (3)	243,000	*
Patti McGlasson (3)	125,000	*
Tina Gilger(3)	61,731	*
Aqeel Karim Dhedhi (4)	870,067	5.38%
The Tail Wind Fund Ltd.(6)(7)	1,600,828	9.90%
All officers and directors
as a group (nine persons)	8,047,064	49.76%

* Less than one percent

(1) Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of July 6, 2006 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them. Includes shares issuable upon exercise of options exercisable within 60 days as follows: Mr. Najeeb Ghauri, 1,900,000; Mr. Naeem Ghauri, 1,910,000; Mr. Salim Ghauri, 1,900,000; Mr. Jim Moody, 150,000; Mr. Eugen Beckert, 135,000; Mr. Shahid Burki, 150,000; Mr. Derek Soper, 200,000; Ms. Tina Gilger, 60,000; and Ms. Patti McGlasson, 100,000.

(3) Address c/o NetSol Technologies, Inc. at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302.

(4) Address: 605 Continental Trade Center, Khaybran-E-Iqbal, Karachi, Pakistan.

(5) Shares issued and outstanding as of July 6, 2006 were 16,169,982.

(6) Address: The Bank of Nova Scotia Trust Company (Bahamas) Ltd., Windermere House, 404 East Bay Street, P.O. Box SS-5539, Nassau, Bahamas. Tail Wind Advisory & Management Ltd., a UK corporation authorized and regulated by the Financial Services Authority of Great Britain (“TWAM”), is the investment manager for The Tail Wind Fund Ltd., and David Crook is the CEO and controlling shareholder of TWAM. Each of TWAM and David Crook expressly disclaims any equitable or beneficial ownership of the shares being referred to hereunder and held by The Tail Wind Fund Ltd

(7) Subject to the Ownership Limitation (defined below), The Tail Wind Fund Ltd. (“Tail Wind”) would own a total of 2,500,001 shares of Common Stock, including 1,666,667 shares of Common Stock issuable upon conversion of $2,750,000 in principal amount of the issuer’s 12% Convertible Notes due June 15, 2007 (“Notes”) issued to Tail Wind on June 21, 2006, and (ii) 833,334 shares of Common Stock issuable upon exercise of Warrants issued to Tail Wind on such date (“Warrants”). In accordance with Rule 13d-4 under the Securities Exchange Act of 1934, as amended, because the number of shares of Common Stock into which the Reporting Person's Notes and Warrants are convertible and exercisable is limited, pursuant to the terms of such instruments, to that number of shares of Common Stock which would result in the Reporting Person having beneficial ownership of 9.9% of the total issued and outstanding shares of Common Stock (the "Ownership Limitation"), Tail Wind Fund Ltd. disclaims beneficial ownership of any and all shares of Common Stock that would cause the Reporting Person's beneficial ownership to exceed the Ownership Limitation. In accordance with the Ownership Limitation, Tail Wind, based upon 16,169,982 shares of common stock outstanding, beneficially owns 2,500,001 shares of Common Stock and disclaims beneficial ownership of 899,173 shares of Common Stock.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director of executive officer holds a substantial interest, either directly or indirectly, in any matter to be acted upon.

VOTING AT THE MEETING

Only stockholders of record at the close of business on July 7, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Each share of Common Stock is entitled to one vote on the matters to be presented at the Special Meeting.

A majority of the votes entitled to be cast on matters to be considered at the Special Meeting, present in person or by proxy, will constitute a quorum at the Special Meeting. If a share is represented for any purpose at the Special Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. "Broker nonvotes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. Under applicable Nevada law, as it applies to the proposals presented to stockholders at this special meeting, Broker non-votes shall be treated as an abstention and such Broker non-votes shall be included in the total shares voted for the purpose of quorum requirements and determining whether a majority of stockholders have approved the transactions. Treatment of Broker non-votes as an abstentions results in these votes being treated as “no” votes in so far as a majority of all votes cast, including broker non-votes must be voted in favor for a proposal to be approved. A majority of votes in favor must be acquired in order for the proposals to be approved.

RETURNED PROXY CARDS WHICH DO NOT PROVIDE VOTING INSTRUCTIONS

Proxies that are signed and returned will be voted in the manner instructed by a stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For" with respect to the item set forth in the Proposal.

SHARES HELD IN “STREET NAME”

If your shares are held in “street name”, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions provided by your broker.

CHANGING YOUR VOTE

You may revoke your proxy at any time before the proxy is voted at the Special Meeting. In order to do this, you must:

- send us written notice, stating your desire to revoke your proxy, or

- send us a signed proxy that bears a later date than the one you intend to revoke, or

- attend the Special Meeting and vote in person. In this case, you must notify the Inspector of Elections or Secretary of the Company that you intend to vote in person.

A list of those stockholders entitled to vote at the Special Meeting will be available for a period of ten days prior to the Special Meeting for examination by any stockholder at the Company's principal executive offices, 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302, and at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE

What is being voted on?

The issuance of shares of common stock of the Company upon the conversion notes, and upon the conversion of preferred stock into which the convertible notes may convert, to investors in the Financing; the issuance of shares of common stock as payment of dividends, at the Company’s discretion, and on redemption under the anticipated terms of the convertible preferred shares; and, to approve the issuance of shares of common stock upon the exercise of warrants in full without any limitations on the number of shares to be issued, issued to these same investors. Assuming the stockholders approve this proposal, the Company would be required to issue 5,500 shares of Series A 7% Cumulative Convertible Preferred Stock which, upon issuance, would represent 100% of the issued and outstanding Preferred Stock of the Company.  The Convertible Preferred Stock may be converted, based on an initial conversion price, into approximately 3,333,333 shares of common stock, which, based on the issued and outstanding shares of common stock on July 6, 2006, when issued would represent 17.09% of the issued and outstanding shares of common stock of the Company. Assuming the cumulative dividend is paid entirely in shares of common stock and that the preferred shares are converted within one year, the Company estimates that it could issue 251,249 shares of common stock of the Company, representing 1.27% of the issued and outstanding shares of common stock of the company at July 6, 2006, to the investors in the Financing as payment of the 7% cumulative dividend.  The Company has also issued warrants to the investors in the Financing to acquire up to 1,666,668 shares of common stock, representing, upon issuance and based on the issued and outstanding shares of common stock at July 6, 2006 and the issuance of the common stock into which the preferred stock is convertible, 7.87% of the issued and outstanding shares of common stock of the Company. The Company has also issued to the Placement Agent, warrants to acquire up to 266,666 shares of common stock, representing 1.649% of the issued and outstanding shares of common stock of the company at July 6, 2006. Taking into account all of the above issuances, the Company would be required to issue shares of common stock totaling 34.12% of the issued and outstanding shares of common stock at July 6, 2006.

The amendment of our articles of incorporation to permit the board of directors to designate the rights and privileges of the Company’s authorized preferred stock pursuant to Nevada Revised Statutes Section 78.1955.

Why are we seeking approval for the issuance of the shares of common stock?

As a result of being listed on the Nasdaq Capital Market, issuances of our common stock are subject to the NASD Marketplace Rules, such as Rule 4350. For example, under rule 4350(i)(1)(D) stockholder approval must be sought when in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The terms of the Financing provide anti-dilution protection to the investors which may result in common stock being issued to the investors at less than the market value of the stock on the Financing issuance date. Additionally, the common stock which would be issued if the Convertible Notes were to be converted into convertible preferred stock and such preferred stock was converted into common stock, dividends owed to the preferred stockholders were paid in common stock, the preferred stock were redeemed by the issuance of common stock and the warrants were exercised would constitute the issuance of more than 20% of the common stock issued and outstanding on the Financing date. Further the percentage of the Financing used to fund the purchase of McCue Systems, Inc. aggregated using Nasdaq rules with the shares of common stock issued to the McCue Systems, Inc. shareholders in the acquisition exceeds 20% of the issued and outstanding shares, excluding treasury stock, on the date in which we entered into the stock purchase agreement with the McCue Systems, Inc. shareholders. Accordingly, stockholder approval is required for the issuance of shares of common stock contemplated by the Financing. However, the Convertible Notes are due in one year and bear interest at the rate of 12% per annum. Should stockholder approval of the common stock issuance not be obtained, we will pay the principal and interest on the note per their terms.

Why are we seeking to amend our articles of incorporation?

Our articles of incorporation authorize the issuance of up to 5 million shares of preferred stock.

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on March 20, 2002, the articles of incorporation were amended to permit the board of directors to designate by resolution the voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock.

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on August 12, 2003, filed for the purpose of accomplishing a reverse stock split, the provision of Article III of the Articles of Incorporation providing such powers to the board of directors was inadvertently omitted.

We propose to amend the articles of incorporation to return these powers back to the board of directors thus permitting the board of directors to designate by resolution the voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A 7% Cumulative Convertible Preferred Stock contemplated to be issued if shareholder approval of proposal number one and two is acquired.

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL DATA

We are providing the following selected financial information to assist you in understanding the use of proceeds from the Financing. We derived the historical information from the audited consolidated financial statements of NetSol Technologies, Inc and Subsidiaries as of and for the years ended June 30, 2004 and 2005, and from the unaudited consolidated financial statements as of and for each of the nine months ended March 31, 2005 and 2006.

The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of NetSol Technologies, Inc. or the combined company.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
SELECTED CONDENSED BALANCE SHEET DATA

	As of June 30, 2005	As of March 31, 2006
	(Audited)	(Unaudited)
ASSETS

Current Assets	$8,373,861	$15,783,378
Property & equipment, net	5,114,776	6,425,581
Intangible assets, net	7,637,397	6,873,237

Total assets	$21,126,034	$29,082,196

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$4,915,561	$5,550,884
Obligations under capitalized leases,
less current maturities	122,426	118,079
Convertible debenture	138,175	-

Total liabilities	5,176,162	5,668,963
Minority interest	700,320	1,385,010

Stockholders' equity	15,249,552	22,028,223

Total liabilities and stockholders' equity	$21,126,034	$29,082,196

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
SELECTED CONDENSED STATEMENTS OF OPERATION DATA

	For the years		For the nine months
	Ended June 30,		Ended March 31,
	2005	2004	2006	2005
	(Audited)		(Unaudited)
Statement of Operations:
Revenues	$12,437,653	$5,749,062	$14,040,185	$7,972,450
Cost of Sales	4,754,749	2,699,675	5,962,913	2,943,871
Gross Profit	7,682,904	3,049,387	8,077,272	5,028,579

Operating Expenses	6,618,199	5,757,405	6,848,682	4,153,323
Income (loss) from operations	1,064,705	(2,708,018)	1,228,590	875,256

Other income and (expenses)	(290,307)	(142,199)	(178,117)	(414,283)
Income (loss) before minority interest	774,398	(2,850,217)	1,050,473	460,973
Minority interest in subsidiary	(111,073)	273,159	(699,872)	(15,735)
Net Income (loss)	$663,325	$(2,577,058)	$350,601	$445,238

Earnings Per Share:
Basic	$0.06	$(0.30)	$0.02	$0.04
Diluted	$0.04	$(0.30)	$0.02	$0.03

Weighted average number of shares outstanding:
Basic	11,597,625	7,881,554	14,267,690	10,937,910
Diluted	14,776,323	7,881,554	14,692,917	13,750,981

SELECTED PRO-FORMA COMBINED INFORMATION:

The following selected unaudited Pro-Forma condensed combined Balance Sheet and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of and for the year ending June 30, 2005 and the unaudited consolidated statements of NetSol Technologies, Inc. (“NetSol”) as of and for the nine months ending March 31, 2006, and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of June 30, 2005 and March 31, 2006. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, the beginning of NetSol Technologies fiscal year.

NETSOL TECHNOLOGIES, INC. AND MCCUE SYSTEMS, INC.
UNUAUDITED PRO-FORMA CONDENSED COMBINED BALANCE SHEETS

	As of June 30, 2005	As of March 31, 2006

ASSETS

Current Assets	$10,133,595	17,673,259
Property & equipment, net	5,165,584	6,490,287
Intangible assets, net	12,139,573	11,083,978

Total assets	$27,438,752	$35,247,524

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$7,625,089	7,876,544
Obligations under capitalized leases,
less current maturities	122,426	118,079
Notes payable	2,117,864	2,117,864
Deferred liability	313,397	313,397
Convertible debenture	138,175	-

Total liabilities	10,316,951	10,425,884
Minority interest	700,320	1,385,010

Stockholders' equity	16,421,481	23,436,631

Total liabilities and stockholders' equity	$27,438,752	$35,247,524

NETSOL TECHNOLOGIES, INC. AND MCCUE SYSTEMS, INC.
UNUAUDITED PRO-FORMA CONDENSED
COMBINED STATEMENTS OF OPERATION

	For the year	For the nine
	ended	months ended
	June 30, 2005	March 31, 2006

Net Revenue	$16,853,333	$18,548,596
Cost of revenue	7,063,482	7,862,072
Gross profit	9,789,851	10,686,524

Operating expenses	9,911,339	9,658,121
Income (loss) from operations	(121,488)	1,028,403

Other income and (expenses)	(284,236)	(120,952)
Income (loss) from continuing operations	(405,724)	907,451

Minority interest in subsidiary	(111,073)	(699,872)
Net income (loss)	(516,797)	207,579

Other comprehensive income (loss):
Translation adjustment	(282,129)	201,100
Comprehensive income (loss)	$(798,926)	$408,679

EARNINGS PER SHARE
Weighted -average number of shares outstanding:
Basic	13,225,377	15,895,442
Diluted	16,404,075	16,381,144

Income (loss) per share
Basic	$(0.04)	$0.01
Diluted	$(0.03)	$0.01

The following selected unaudited Pro-Forma condensed combined Balance Sheet and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of and for the year ending June 30, 2004 and the unaudited consolidated statements of NetSol as of and for the six months ending December 31, 2004 and the audited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) as of and for the year ended March 31, 2004 and the unaudited financial statements of CQ Systems as of and for the nine months ending December 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of December 31, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

NETSOL TECHNOLOGIES, INC. AND CQ SYSTEMS LIMITED
UNUAUDITED PRO-FORMA CONDENSED COMBINED BALANCE SHEETS

	As of	As of
	June 30, 2004	December 31, 2004

ASSETS

Current Assets	$5,193,978	$6,855,422
Property & equipment, net	4,464,097	4,615,834
Intangible assets, net	7,725,726	7,510,838

Total assets	$17,383,801	$18,982,094

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$4,751,718	$4,040,534
Obligations under capitalized leases,
less current maturities	98,028	181,713
Notes payable	89,656	-
Deferred liability	2,052,254	1,886,587
Convertible debenture	985,243	130,292

Total liabilities	7,976,899	6,239,126
Minority interest	410,728	99,752

Stockholders' equity	8,996,174	12,643,216

Total liabilities and stockholders' equity	$17,383,801	$18,982,094

NETSOL TECHNOLOGIES, INC. AND CQ SYSTEMS LIMITED
UNUAUDITED PRO-FORMA CONDENSED
COMBINED STATEMENTS OF OPERATION

	For the year	For the six
	ended	months ended
	June 30, 2004	December 31, 2004

Net Revenue	$10,389,715	$7,266,798
Cost of revenue	4,533,669	3,151,661
Gross profit	5,856,046	4,115,137

Operating expenses	8,354,927	3,705,427
Income (loss) from operations	(2,498,881)	409,710

Other income and (expenses)	(357,018)	(348,176)
Income (loss) from continuing operations	(2,855,899)	61,534
Minority interest in subsidiary	273,159	14,259
Net income (loss)	(2,582,740)	75,793

Other comprehensive income (loss):
Translation adjustment	(277,022)	(269,044)
Comprehensive income (loss)	$(2,859,762)	$(193,251)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	8,663,518	10,855,918

Income (loss) per share	$(0.30)	$0.01

(Proposal No. One)

APPROVAL TO ISSUE THE AMOUNT OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED SHARES; AS DIVIDENDS OR REDEMPTION UNDER THE TERMS OF THE PREFERRED SHARES; ON EXERCISE OF WARRANTS.

The discussion in this proxy statement of the terms of the financing dated June 15, 2006, by and between the Company and the investors is contained in the stock purchase agreement, the convertible note, the warrant, the investor rights agreement and the certificate of designation (collectively referred to as the “Financing Documents”). A copy of the form of the Financing Documents is attached as Annex A-E to this proxy statement and is incorporated in this proxy statement by reference. To assist you with your understanding of the Financing’s affects on the Company, we have included, after the Description of the Financing, a discussion of NetSol’s business including but not limited to NetSol’s financial statements for the year ended June 30, 2005 and the quarter ended March 31, 2006, a discussion of McCue’s business and financial statements, including pro forma financial information and a discussion of NetSol-CQ’s business and financial statements, including pro forma financial information.

Introduction

The purpose of Proposal 1 is to obtain the stockholder approval necessary under applicable Nasdaq Stock Market rules to allow for the full issuance and exercise of: (i) shares of Common Stock underlying Convertible Notes; (ii) underlying shares of preferred stock; (iii) as dividends and/or redemption under the terms of the preferred shares; and, (iv) upon exercise of the Warrants issued by the Company to the investors in the Financing.   In the event that stockholder approval of this proposal is not acquired, the investors in the Financing may convert that portion of the Convertible Note and exercise that portion of the Warrants that when issued will not result in a violation of NASD Marketplace rules. Additionally, if stockholder approval of this proposal is not acquired, the Company will pay the principal and interest due under the Convertible Notes according to its terms.

Description of the Financing

On June 15, 2006, the Company entered into an agreement with 5 accredited investors whereby the Company issued 5 convertible notes for an aggregate principal value of $5,500,000. These notes bear interest at the rate of 12% per annum and are due in full one year from the issuance date or on June 15, 2007 (the “Financing”). In connection with the Financing, the Company entered into the following documents: A Convertible Note and Warrant Purchase Agreement (the “SPA”)(Attached to this proxy statement as Annex A), 12% Convertible Notes (the “Convertible Notes”)(Attached to this proxy statement as Annex B), Common Stock Purchase Warrant (the “Warrants”)(Attached to this proxy statement as Annex C), Investor Rights Agreement (the “IRA”)(Attached to this proxy statement as Annex D) and agreed to a form of 7% Cumulative Convertible Preferred Stock (the “Preferred Stock”)(Attached to this proxy statement as Annex E) and, the Placement Agent Warrant Agreement (the “Placement Agent Warrant)(Attached to this proxy statement as Annex F).

The proceeds of the Financing are being used by the Company to: (i) pay the initial cash consideration due to McCue shareholders as part of the acquisition of McCue Systems, Inc. by the Company; (ii) pay the final cash consideration due to former CQ Systems Inc. shareholders as part of the acquisition of CQ Systems, Ltd. (now NetSol-CQ); and, (iii) as working capital. The initial cash consideration due to McCue shareholders is $2,117,864 and represents 38.51% of the total proceeds raised. The final cash consideration due to former CQ Systems, Inc. shareholders is £1,064,369 (which represents $1,936,200.17 at the exchange rate of British pounds sterling into U.S. Dollars at June 28, 2006). The CQ payment represents 35.20% of the total funds raised in the Financing. The remaining funds are being used to pay fees due under the terms of the Financing and as working capital.

Pursuant to the terms of the SPA, each purchaser received a Convertible Note in the amount of their investment and a Warrant in an amount equal to 50% of the aggregate principal value of the Notes divided by the conversion value (currently $1.65 per share). Based on an aggregate principal value of $5,500,000, the investors were entitled to Warrants to acquire up to 1,666,667 shares of common stock at an exercise price per warrant of $2.00. The Warrants may be exercised at any time, to the extent that such conversion does not violate Nasdaq Market Place rules, and in full at such time after our stockholders approve the issuance of shares underlying such warrants until five years from the issuance date of the warrants, or June 15, 2011.

As part of the consideration paid for its services in facilitating the Financing, Maxim Group, LLC (the “Placement Agent”) received warrants to acquire up to 266,666 shares of common stock of the Company at the exercise price of $1.65 per share. Such warrants do not contain anti-dilution protection. However, the warrants may be exercised at any time, to the extent that such conversion does not violate Nasdaq Market Place rules, and in full at such time after our stockholders approve the issuance of shares underlying such warrants until two years from the issuance date of the warrants or June 20, 2008.

The Convertible Notes may immediately convert into shares of common stock of the Company at the conversion value (initially set at one share per $1.65 of principal dollar) to the extent that such conversion does not violate Nasdaq Market Place rules. To date, no shares of common stock have been issued to the investors in the Financing. Also, under the terms of the Financing, the Convertible Notes will convert into shares of Preferred Stock upon the approval of this proposal by the stockholders.

If stockholder approval is not acquired, quarterly interest payments of $166,665 would be due with a final principal payment of $5,500,000 on June 15, 2007. If quarterly interest payments were not made, and instead was compounded until the principal due date, a payment of $6,197,538 would be due on June 15, 2007. The Company has issued guidance assuming revenues of $30,000,000 for the fiscal year ending June 30, 2007. Assuming this guidance is realized and that expenses and other costs remain consistent, we would anticipate having sufficient cash on hand to meet the principal and interest obligation according to the terms at June 30, 2007. Should there by any short fall, we would be able to meet the obligation by using available credit facilities in the United Kingdom and Pakistan without any liquidity concerns for the Company.

The Preferred Stock (which certificate of designation is attached to Annex E and which will be filed with the Nevada Secretary of State only upon approval of the Proposals set forth in this Proxy) are convertible into shares of common stock at such time and at such value as is set forth in the Certificate of Designation. The initial conversion value shall be $1.65. The conversion value is subject to adjustment as set forth in the Certificate of Designation. The holders of the Preferred Stock are entitled to receive cumulative dividends at the rate of 7% per annum from the date of issuance of each share of preferred stock until paid. The dividends may be paid, at the Company’s option, in cash or in shares of common stock in arrears on the first business day of each calendar quarter of each year. The Company may force a conversion of the Preferred Stock in the event that the market price of the Company’s common stock is greater than 200% of the conversion value. If any shares of the Preferred Stock remain outstanding on June 15, 2009, the Company shall redeem such shares for an amount in cash equal to the liquidation preference plus all accrued but unpaid dividends. Anti-dilution protection is afforded to the holders by providing for an adjustment of the conversion price in certain circumstances. The conversion price is adjusted for dividends subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company issued at an effective per share selling price which is the less than the greater of the fair market price or the conversion value as of the issuance date. If the issued value is less than the greater of the fair market price or the conversion value, then a new conversion value is reached by multiplying the conversion value then in effect by a fraction of the number of shares of common stock outstanding immediately prior to the issuance plus the number of shares issued at the new issuance price and the number of shares issued and outstanding immediately after such date. By way of example only, let’s say that the Company issues 100,000 shares at $1.50, a number which is less than the initial conversion value of $1.65. Let’s also say for purposes of this example only that prior to this issuance there were 16,100,000 shares of common stock of the Company issued and outstanding. The initial conversion value would be adjusted by multiplying $1.65 by .997568 (the fraction 16,100,000 plus 60,606 (the number of shares that $100,000 would purchase at the initial conversion price of $1.65), or 16,60,606, divided by 16,200,000 (the number of shares issued and outstanding after the issuance). This example results in a reduction of the conversion value to $1.6459. No adjustment occurs for any issuance or sales outstanding prior to the Financing, or to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Preferred Stock bears voting rights in an amount equal to the conversion value of the preferred stock into common stock, without giving effect to any anti-dilution provisions of the Preferred Stock. Conversion of the Preferred Stock is subject to beneficial ownership caps of from 4.9% to 9.9% of the total number of shares of common stock of the Company then issued and outstanding.

The IRA requires the Company to register, on a registration statement to be filed with the SEC within 8 business days of the special shareholders’ meeting, such number of shares of common stock into which the Preferred Stock is convertible, such number of shares of that represent 150% of the shares of common stock for issuance upon the conversion of the preferred stock or notes, as the case may be and 100% of the shares of common stock for issuance upon the exercise of the warrants. The IRA requires the registration statement to be effective within 120 days of the closing of the Financing. Should the registration statement not be effective by that date or should the registration statement not be filed within 8 business days of the special shareholders’ meeting, each holder shall be entitled to cash compensation equal to 1% of principal value of the note for every 30 days of non-compliance (or a proportionally smaller amount if less than 30 days).

The issuance of shares of common stock of the Company upon the conversion notes, and upon the conversion of preferred stock into which the convertible notes may convert, to investors in the Financing; the issuance of shares of common stock as payment of dividends, at the Company’s discretion, and on redemption under the anticipated terms of the convertible preferred shares; and, to approve the issuance of shares of common stock upon the exercise of warrants in full without any limitations on the number of shares to be issued, issued to these same investors. Assuming the stockholders approve this proposal, the Company would be required to issue 5,500 shares of Series A 7% Cumulative Convertible Preferred Stock which, upon issuance, would represent 100% of the issued and outstanding Preferred Stock of the Company.  The Convertible Preferred Stock may be converted, based on an initial conversion price, into approximately 3,333,333 shares of common stock, which, based on the issued and outstanding shares of common stock on July 6, 2006, when issued would represent 17.09% of the issued and outstanding shares of common stock of the Company. Assuming the cumulative dividend is paid entirely in shares of common stock and that the preferred shares are converted within one year, the Company estimates that it could issue 251,249 shares of common stock of the Company, representing 1.27% of the issued and outstanding shares of common stock of the company at July 6, 2006, to the investors in the Financing as payment of the 7% cumulative dividend.  The Company has also issued warrants to the investors in the Financing to acquire up to 1,666,668 shares of common stock, representing, upon issuance and based on the issued and outstanding shares of common stock at July 6, 2006 and the issuance of the common stock into which the preferred stock is convertible, 7.87% of the issued and outstanding shares of common stock of the Company. The Company has also issued to the Placement Agent, warrants to acquire up to 266,666 shares of common stock, representing 1.649% of the issued and outstanding shares of common stock of the company at July 6, 2006. Taking into account all of the above issuances, the Company would be required to issue shares of common stock totaling 34.12% of the issued and outstanding shares of common stock at July 6, 2006.

Description of Securities

The Convertible Notes may convert into our common stock, par value $0.001 per share. We only have one class of common stock. Our capital stock consists of 45,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock, $.001 par value. Each share of common stock is entitled to one vote at annual or special stockholders meetings.

The Convertible Notes will convert into the Preferred Stock following stockholder approval. No shares of preferred stock have been issued. We are seeking your approval to amend the articles of incorporation to permit the board of directors to designate the rights and privileges of the Preferred Stock. The Preferred Stock (which certificate of designation is attached to Annex E and which will be filed with the Nevada Secretary of State only upon approval of the proposals set forth in this Proxy) are convertible into shares of common stock at such time and at such value as is set forth in the Certificate of Designation. The initial conversion value shall be $1.65. The conversion value is subject to adjustment as set forth in the Certificate of Designation. The holders of the Preferred Stock are entitled to receive cumulative dividends at the rate of 7% per annum from the date of issuance of each share until paid. The dividends may be paid, at the Company’s option, in cash or in shares of common stock in arrears on the first business day of each calendar quarter of each year. The Company may force a conversion of the Preferred Stock in the event that the market price of the Company’s common stock is greater than 200% of the conversion value. If any shares of the Preferred Stock remain outstanding on June 15, 2009, the Company shall redeem such shares for an amount in cash equal to the liquidation preference plus all accrued but unpaid dividends. Anti-dilution protection is afforded to the holders by providing for an adjustment of the conversion price in certain circumstances as is set forth in the Certificate of Designation. The conversion price is adjusted for dividends subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company issued at an effective per share selling price which is the less than the greater of the fair market price or the conversion value as of the issuance date. If the issued value is less than the greater of the fair market price or the conversion value, then a new conversion value is reached by multiplying the conversion value then in effect by a fraction of the number of shares of common stock outstanding immediately prior to the issuance plus the number of shares issued at the new issuance price and the number of shares issued and outstanding immediately after such date. By way of example only, let’s say that the Company issues 100,000 shares at $1.50, a number which is less than the initial conversion value of $1.65. Let’s also say for purposes of this example only that prior to this issuance there were 16,100,000 shares of common stock of the Company issued and outstanding. The initial conversion value would be adjusted by multiplying $1.65 by .997568 (the fraction 16,100,000 plus 60,606 (the number of shares that $100,000 would purchase at the initial conversion price of $1.65), or 16,160,606, divided by 16,200,000 (the number of shares issued and outstanding after the issuance). This example results in a reduction of the conversion value to $1.6459. No adjustment occurs for any issuance or sales outstanding prior to the Financing, or to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Preferred Stock bears voting rights in an amount equal to the conversion value of the preferred stock into common stock, without giving effect to any anti-dilution provisions of the Preferred Stock. Conversion of the Preferred Stock is subject to beneficial ownership caps of from 4.9% to 9.9% of the total number of shares of common stock of the Company then issued and outstanding.

The terms of the warrant agreements permit exercise for a period of five years and contain standard weighted average anti-dilution protections. The anti-dilution protections contained in the warrant mirror those provided in the Preferred Stock. The terms of the IRA requires that shares of common stock underlying the warrants be registered for resale with the SEC. Should the Company fail to register the shares of common stock by November 1, 2006, the investors in the Financing may require the Company to redeem the warrants which can not be exercised because of Nasdaq Marketplace rules. The redemption price is equal to the value of such warrants being redeemed as determined by using the Black-Scholes option pricing formula on Bloomberg. As the exercise price is $2.00 per share, the Black-Scholes option pricing formula would have to exceed $2.00 in order to require any cash outlay for redemption by the Company. Even at our highest per share market price in recent days of $2.11 the Black-Scholes pricing formula results in an option pricing of $1.94. At $1.94, the warrants have no value and accordingly, the Company would have no obligations to pay any cash if redemption is requested.

The terms of the Placement Agent warrant agreement permit exercise for a period of two years, and does not contain standard weighted average anti-dilution protections. As with the other securities issued in the Financing, the Placement Agent may only exercise such portion of the warrants which would not result in a violation of Nasdaq Market Place Rules. The exercise price is $1.65 per share.

 The McCue Acquisition

On May 6, 2006, the Company entered into an agreement to acquire all of the issued and outstanding shares of common stock of McCue Systems, Inc., a California corporation located at 111 Anza Blvd., Suite 310, Burlingame, California 94010; telephone number is (650) 348-0650. McCue Systems, Inc. has over 30 years of experience in developing business solutions for the equipment and vehicle leasing industry as a provider of lease/loan portfolio management software for banks, leasing companies and manufacturers. Its flagship product, LeasePak, simplifies lease/loan administration and asset management by accurately tracking leases, loans and equipment from origination through end-of-term and disposition.

McCue Systems provides the leasing technology industry in the development of Web-enabled and Web-based tools to deliver superior customer service, reduce operating costs, streamline the lease management lifecycle, and support collaboration with origination channel and asset partners. LeasePak can be configured to run on HP-UX, SUN/Solaris or Linux, as well as for Oracle and Sybase users. And for scalability, McCue Systems offers the LeasePak Bronze, Silver and Gold Editions for systems and portfolios of virtually all sizes and complexities. McCue Systems’ solutions provide the equipment and vehicle leasing infrastructure at leading Fortune 500 banks and manufacturers, as well as for some of the industry’s leading independent lessors, including Cisco, Hyundai, JP Morgan/Chase, ORIX, and Volkswagen Credit.

With common customers and common goals, we believe the acquisition of McCue provides a complimentary North American presence to our global offering of software and services to the lease and finance industry.

The stock purchase agreement was filed as part of our current report on form 8-K filed on May 9, 2006. Pursuant to the terms of the stock purchase agreement, as consideration for the shares of McCue Systems, Inc., we shall pay the following:

(a) an amount equal to 50% of McCue’s total revenue for the twelve months ending December 31, 2005, after an adjustment, if necessary, for any revenue occurring outside McCue’s ordinary scope of operations, multiplied by 1.5 of which 50% shall be paid in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP”) for each of the 30 trading days prior to the execution of the Stock Purchase Agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is greater. VWAP shall be calculated by taking the closing price of NetSol’s common stock as traded on the NASDAQ Small Cap Market under the symbol NTWK (“NetSol Shares”) for each of the 30 trading days used in the VWAP calculation multiplied by the daily volume for each of the 30 trading days used in the VWAP calculation, the product of the preceding calculation is divided by 30 and then divided by the average of the daily volume for each of the 30 trading days used in the VWAP calculation and 50% payable in U.S. Dollars payable at Closing;

(b) an amount equal to 25% of McCue’s total revenue for the twelve months ending December 31, 2006 after an adjustment for Extraordinary Revenue multiplied by 1.5 of which 50% is payable in cash and 50% is payable in shares of restricted common stock of NetSol payable by June 30, 2007; and,

(c) an amount equal to 25% of McCue’s total revenue for the twelve months ending December 31, 2007 after an adjustment for Extraordinary Revenue multiplied by 1.5 of which 50% is payable in cash and 50% is payable in shares of restricted common stock of NetSol payable by June 30, 2008.

Under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders or to others as part of the cash portion of the consideration exceed 19.9% of the issued and outstanding shares of common stock, less treasury shares, of the Company at May 6, 2006.

McCue’s total revenues for December 31, 2005 were $5,647,637. Multiplying that total by the multiple of 1.5 results in total consideration of $8,471,456 of which 50% was paid at closing on June 30, 2006, or $4,235,728. Of this consideration, $2,117,864 is payable in cash and $2,117,864 is payable in restricted shares of common stock of the Company. The price per share was determined based on the VWAP calculations set forth above to be $2.21 per share, resulting in a total of 958,213.5 shares being due at closing.

The next payment is due on June 30, 2007 and is based on the McCue revenue for the year ending December 31, 2006. The final payment is due on June 30, 2008 and is based on the McCue revenue for the year ending December 31, 2007. Assuming that the revenues remain constant over the next two years, the Company would issue as consideration an additional 958,213.5 shares for a total shares issuance of 1,916,427. While the number of shares issuable to McCue may increase or decrease over the pay-out schedule, the stock purchase agreement contains a provision which prohibits the issuance of any shares in excess of 19.9% of the issued and outstanding shares as of May 5, 2006. Excess consideration will be paid in cash.

As of May 5, 2006, there were 15,148,292 shares of common stock of the Company issued and outstanding, less treasury shares. Accordingly, the current calculation of shares to be issued to McCue shareholders constitute 12.65% of the issued and outstanding shares at that date.

In accordance with Nasdaq Stock Market rules, the aggregate number of shares of Common Stock issued or issuable by the Company: (i) in the McCue transaction and (ii) upon conversion of that portion of the Financing attributable to the McCue transaction (collectively, the “Aggregated Shares”), shall not exceed 19.99% of the outstanding shares of Common Stock as of May 5, 2006 (the “Maximum Common Stock Issuance”), unless the issuance of that number of Aggregated Shares that would result in the issuance of an amount in excess of the Maximum Common Stock Issuance (the “Overage Amount”) shall first be approved by the Company’s stockholders.

The CQ Systems Ltd. Acquisition

On January 19, 2005, the Company entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales (“CQ”), now NetSolCQ Ltd. (the “CQ SPA”). Established in 1986 as CQ Systems Ltd., and now part of the NetSol Technologies, Inc. group, NetSolCQ provides software and services to the financial services industry. NetSolCQ is a provider of software solutions to the asset, motor, consumer, wholesale and premium finance sectors with 75 banking, independent and captive finance house clients in the UK, Europe, Africa and Asia.

According to the terms of the Share Purchase Agreement, the Company acquired 100% of the issued and outstanding shares of CQ from CQ’s former shareholders, whose identity is set forth in the CQ SPA (the “CQ Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50.1% of CQ’s total gross revenue for the twelve month period ending 31st of March, 2005 after an adjustment for any extraordinary revenue, i.e. non-trading revenue (“LTM Revenue”) multiplied by 1.3 payable: (i) 50% in shares of restricted common stock of the Company at a per share cost basis of $2.313 and as adjusted by the exchange rate of U.S. Dollar to British Pound (at the spot rate for the purchase of sterling with U.S. dollars certified by NatWest Bank plc as prevailing at or about 11:00 a.m.) on January 19, 2005 and, (ii) 50% in cash; and b) 49.9% of CQ’s LTM Revenue for the period ending 31st March 2006 multiplied by 1.3 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided, however that the cost basis of the Company’s common stock shall be based on the 20 day volume weighted average of the Company’s shares of common stock as traded on NASDAQ 20 days prior to March 31, 2006 and, provided that under no circumstances shall the total number of shares of common stock issued to the CQ Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at January 19, 2005. It was the intention of the Company, when executing the CQ SPA to pay the cash portion of the consideration by incurring short term debt. Short term debt was used to finance the initial cash payment. When the final cash consideration was due in June 2006, approximately 15 months after the initial closing, the Company determined that the terms of the Convertible Notes were better terms to finance the final cash payment.

The acquisition closed on February 21, 2005 based on March 31, 2004 financial statements of CQ Systems Ltd. with the payment of approximately $1.7 million in cash and 675,292 shares of Company common stock based on a $2.46 per share cost basis. The final share consideration of 884,536 shares of common stock of NetSol was issued on June 2, 2006. The final cash consideration due to former CQ Systems, Inc. shareholders was £1,064,369 (which represents $1,966,954 at the exchange rate of $1.848). The CQ payment represents 35.20% of the total funds raised in the Financing.

With common customers and common goals, we believe the acquisition of CQ Systems has provided a complimentary European presence to our global offering of software and services to the lease and finance industry.

The CQ SPA and related financial information was filed as part of our current report and amendments thereto on form 8-K filed on October 3, 2005 and January 25, 2005.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) (the “Nasdaq 20% Financing Rule”) requires that an issuer obtain stockholder approval prior to the issuances of common stock or securities convertible into or exchangeable for common stock at a price equal to or less than the greater of market or book value of such securities (on an as-converted basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

The terms of the Financing provide anti-dilution protection to the investors which may result common stock being issued to the investors at less than the market value of the stock on the Financing issuance date. Additionally, the common stock which would be issued if the Convertible Notes were to be converted into the Preferred Stock and the Preferred Stock was converted into common stock, dividends owed to the preferred stockholders were paid in common stock, the preferred stock were redeemed by the issuance of common stock and the Warrants were exercised would constitute the issuance of more than 20% of the common stock issued and outstanding on the Financing date. Further the percentage of the Financing used to fund the purchase of McCue Systems, Inc. aggregated using Nasdaq rules with the shares of common stock issued to the McCue Systems, Inc. shareholders in the acquisition exceeds 20% of the issued and outstanding shares, excluding treasury stock, on the date in which we entered into the stock purchase agreement with the McCue Systems, Inc. shareholders. Accordingly, stockholder approval is required for the issuance of shares of common stock contemplated by the Financing. However, the Convertible Notes are due in one year and bear interest at the rate of 12% per annum. Should stockholder approval of the common stock issuance not be obtained, we will pay the principal and interest on the note per their terms.

As of May 5, 2006, there were 15,148,292 shares of common stock of the Company issued and outstanding, less treasury shares. Accordingly, the current estimate of the number of shares to be issued to McCue shareholders constitutes 12.65% of the issued and outstanding shares at May 5, 2006.

Approximately 38.51% of the funds raised in the Financing, specifically $2,117,864, are being used to pay the initial cash portion of the McCue acquisition. The notes are convertible into preferred shares which convert into common stock at the per share price of $1.65 per share. The certificate of designation of the Preferred Stock provides a 7% dividend. If the entire cash portion of the McCue acquisition were to be converted into common stock, the number of shares being issued at $1.65 per share would be equal to 1,283,554 shares. As part of the financing, warrants to acquire shares of common stock at an exercise price of $2.00 per share were issued. 38.51% of the warrants could be exercised to acquire 641,833 shares of common stock. Assuming that the stockholders approval of the common stock related to the Convertible Notes, we would issue approximately 3,841,814 shares of common stock related to the McCue acquisition. This number represents 25.36% of the issued and outstanding shares, less treasury stock, as of May 5, 2006. Assuming that the Nasdaq Stock Market Staff will aggregate the shares of common stock to be issued to former McCue Systems, Inc. shareholders together with the common stock to be issued upon conversion of that portion of the Convertible Notes and Warrants attributable to the McCue transaction, (a total potential of 3,841,814) as having been issued as part of the same transaction, such amount is in excess of 20% of the outstanding shares of Common Stock on May 5, 2006.

We are also assuming that the Nasdaq Staff shall further take the position that, as a result of the weighted average anti-dilution protection afforded to the investors under the Financing, there is a potential that shares of common stock into which the Convertible Notes could convert and the Warrants could be exercised could be issued at less than the market value of the Common Stock on June 15, 2006 and, therefore, the Nasdaq 20% Financing Rule is implicated.

The Company’s stockholders are being asked to approve the issuance to the investors in the Financing of the allow for the full issuance and exercise of: (i) shares of Common Stock underlying Convertible Notes; (ii) of shares of common stock underlying shares of Preferred Stock; (iii) as dividends and/or redemption under the terms of the Preferred Stock; and, (iv) upon exercise of the Warrants issued by the Company to the investors in the Financing.

Required Vote

The affirmative vote of a majority of the issued and outstanding shares of the Common Stock entitled to vote thereon is necessary for approval of the issuance of: (i) shares of Common Stock underlying Convertible Notes; (ii) shares of Common Stock underlying shares of Preferred Stock; (iii) as dividends and/or redemption under the terms of the preferred shares; and, (iv) upon exercise of the Warrants issued by the Company to the investors in the Financing.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED SHARES; AS DIVIDENDS OR REDEMPTION UNDER THE TERMS OF THE PREFERRED SHARES; AND, ON EXERCISE OF THE WARRANTS.

INFORMATION ABOUT NETSOL TECHNOLOGIES, INC.

NetSol Technologies, Inc. ("NetSol" or the "Company") is an end-to-end information technology ("IT") and business consulting services provider for the lease and finance, banking and financial services industries. Since it was founded in 1997, the Company has developed enterprise solutions that help clients use IT more efficiently in order to improve their operations and profitability and to achieve business results. The Company’s focus has remained the lease and finance, banking and financial services industries. The Company operates on a global basis with locations in China, Europe, East Asia and the U.S. By utilizing its worldwide resources, the Company believes it has been able to deliver high quality, cost-effective IT products and IT services. The Company’s subsidiary, NetSol Technologies Pvt. Ltd. ("NetSol PK") develops the majority of the software for the Company. NetSol PK was the first software company in Pakistan in 1998 to achieve the ISO 9001 accreditation and was again the first software company in Pakistan to obtain Carnegie Mellon’s Software Engineering Institute (“SEI”) Capable Maturity Model (“CMM”) Level 4 assessment in 2004 Level 5 assessment in 2006.

NetSol offers a broad spectrum of IT products and IT services which management believes deliver a high return on investment for its customers. NetSol has nearly perfected its delivery capabilities by continuously investing in maturing its software development and Quality Assurance (“QA”) processes. NetSol believes its key competitive advantage is its ability to build high quality enterprise applications using its offshore development facility in Lahore, Pakistan. A major portion of NetSol’s revenues are derived from exports in general and LeaseSoft in particular. The use of the facility in Pakistan as the basis for software development, configuration and professional services represents a cost-effective and economical cost arbitrage model that is based on the globally acclaimed advantages of outsourcing and offshore development. NetSol management believes that the use of this model will only further benefit the Company in its penetration of European, developed and developing country markets.

NetSol Properties

The Company’s headquarters have been located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 since 2003. Located in approximately 1,919 rentable square feet, with a monthly rent of $4,317. The lease is a one-year lease expiring in December 2006.

Other leased properties as of the date of this report are as follows:

Location	Approximate Square Feet	Purpose/Use	Monthly Rental Expense
Australia	1,140	Computer and General Office	$1,380
Beijing	188	General Office	$1,900
Burlingame(McCue Systems)	9,554	Computer and General Office	$20,552
Horsham (NetSol-CQ)	6,570	Computer and General Office	$10,989
London (NetSol UK)	378	General Office	$5,500

The Australia lease is a three-year lease that expires in September 2007 and currently is rented at the rate of $1,380 per month. The Beijing lease is a one year lease that expires in July 2007. The monthly rent is $2,280 per month with the first two months free bringing the average monthly rent to $1,900 per month. Our London, UK operations are currently conducted in leased premises operating on a month-to-month basis with current rental costs of approximately 3,700 British pounds plus VAT of 17.5% per month. The NetSol-CQ System facilities, located in Horsham, United Kingdom, are leased until June 23, 2011 for an annual rent of £75,000 (approximately $131,871.15). McCue Systems, located in Burlingame, California are leased until June 30, 2007 with a monthly rent of $20,552.

Upon expiration of its leases, the Company does not anticipate any difficulty in obtaining renewals or alternative space.

The newly built Technology Campus was inaugurated in Lahore, Pakistan in May 2004. This facility consists of 40,000 square feet of computer and general office space. This facility is state of the art, purpose-built and fully dedicated for IT and software development; the first of its kind in Pakistan. Title to this facility is held by NetSol Technologies Pvt. Ltd. and is not subject to any mortgages.

LEGAL PROCEEDINGS.

To the best knowledge of Company’s management and counsel, there is no material litigation pending or threatened against the Company.

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(a) MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION - Common stock of NetSol Technologies, Inc. is listed and traded on NASDAQ Capital Market under the ticker symbol "NTWK."

The table shows the high and low intra-day prices of the Company's common stock as reported on the composite tape of the NASDAQ for each quarter during the last two fiscal years.

	2005-2006		2004-2005
Fiscal Quarter	High	Low	High	Low

1st (ended September 30)	2.36	1.65	1.99	1.09
2nd (ended December 31)	2.39	1.70	2.71	1.14
3rd (ended March 31)	2.19	1.75	2.67	1.82
4th (ended June 30)	2.40	1.63	2.15	1.84

RECORD HOLDERS - As of August 1, 2006, the number of holders of record of the Company's common stock was 215. As of August 1, 2006, there were 17,153,475 shares of common stock issued and outstanding.

DIVIDENDS - The Company has not paid dividends on its Common Stock in the past two fiscal years.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN

The table shows information related to our equity compensation plans as of June 30, 2005:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans approved by Security holders	5,038,000(1)	$2.60(2)	3,013,667(3)
Equity Compensation Plans not approved by Security holders	None	None	None
Total	5,038,000	$2.60	3,013,667

(1)
Consists of 111,000 under the 2001 Incentive and Nonstatutory Stock Option Plan; 1,139,500 under the 2002 Incentive and Nonstatutory Stock Option Plan; 787,500 under the 2003 Incentive and Nonstatutory Stock Option Plan; and 3,000,000 under the 2004 Incentive and Nonstatutory Stock Option Plan.

(2)	The weighted average of the options is $2.60.

(3)
Represents 1,123,500 available for issuance under the 2003 Incentive and Nonstatutory Stock Option Plan; and, 1,890,167 available for issuance under the 2004 Incentive and Nonstatutory Stock Option Plan.

Management's Discussion and Analysis Or Plan Of Operation

The following discussion is intended to assist in an understanding of the Company's financial position and results of operations for the quarter and nine months ending March 31, 2006.

Forward-Looking Information.

This report contains certain forward-looking statements and information relating to the Company that is based on the beliefs of its management as well as assumptions made by and information currently available to its management. When used in this report, the words "anticipate", "believe", "estimate", "expect", "intend", "plan", and similar expressions as they relate to the Company or its management, are intended to identify forward-looking statements. These statements reflect management's current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected. The Company's realization of its business aims could be materially and adversely affected by any technical or other problems in, or difficulties with, planned funding and technologies, third party technologies which render the Company's technologies obsolete, the unavailability of required third party technology licenses on commercially reasonable terms, the loss of key research and development personnel, the inability or failure to recruit and retain qualified research and development personnel, or the adoption of technology standards which are different from technologies around which the Company's business ultimately is built. The Company does not intend to update these forward-looking statements.

INTRODUCTION

NetSol is an end-to-end information technology (“IT”) and business consulting services provider for the lease and finance, banking and financial services sectors. We operate on a global basis with locations in the U.S., Europe, East Asia and Asia Pacific. We help our clients identify, evaluate, and implement technology solutions to meet their most critical business challenges and maximize their bottom line. Our products include sophisticated software applications for the asset-based lease and financial institutions. By utilizing our worldwide resources, we believe we are able to deliver high quality, cost-effective IT services, ranging from consulting and application development to systems integration and outsourcing. We have achieved the ISO 9001 and SEI (Software Engineering Model (“CMM”) Level 4 certification in 2004 and CMMi Level 5 was achieved in August 2006. We have achieved the ISO 9001 and SEI (Software Engineering Institute) Capable Maturity Model (“CMM”) Level 4 certifications in 2005 and CMMI Level 5 was achieved in August 2006. Additionally, through our Internet Service Provider (“ISP”) Backbone, located in Karachi, Pakistan, we offer a package of wireless broadband services, which include high-speed Internet access, support and maintenance.

Our subsidiary, NetSol Technologies Pvt. Ltd., a Pakistan Limited Company, (“NetSol PK”), develops the majority of our software. NetSol PK was the first company in Pakistan to achieve the ISO 9001 and SEI CMM Level 4 software development assessment. As maintained by the SEI, maturity levels measure the maturity of a software company’s methodology that in turn ensures enhanced product quality resulting in faster project turn-a-round and a shortened time to market. In August 2005, NetSol PK completed a listing of its shares on the Karachi Stock Exchange.

During recent years, we have focused on developing software applications for the leasing and financial service sectors. In late 2002, we launched a suite of software products under the name LeaseSoft. The LeaseSoft suite is comprised of four major integrated asset-based leasing/financing software applications. The suite, consisting of a Credit Application Creation System (LeaseSoft.CAC), a Credit Application Processing System (LeaseSoft.CAP), a Contract Activation & Management System (LeaseSoft.CAM) and a Wholesale Finance System (LeaseSoft.WFS), whether used alone or together, provides the user with an opportunity to address specific sub-domains of the leasing/financing cycle from the credit approval process through the tracking of the finance contract and asset.

In February 2005, we acquired 100% of CQ Systems Ltd., an IT products and service company based in the UK. As a result of this acquisition, we have access to a broad European customer base using IT solutions complementary to NetSol’s LeaseSoft product. We plan to leverage CQ Systems’ knowledge base and strong presence in the Asset Finance market to launch LeaseSoft in the UK and continental Europe. CQ’s strong sales and marketing capability would further help us gain immediate recognition and positioning for the LeaseSoft suite of products. CQ provides sophisticated accounting and administrative software, along with associated services, to leasing and finance companies located in Europe, Asia and Africa. The products include software modules for asset finance, consumer finance, motor finance, general finance and insurance premium finance. The modules provide an end-to-end contractual solution - from underwriting, contract administration and accounting, through asset disposal and remarketing. Customers include notable European companies such as Scania Finance GB, DaimlerChrysler Services, Broadcastle PLC, Bank of Scotland Equipment Finance and Deutsche Leasing Ltd.

Together with this focus on providing an outsourcing, off-shore solution to existing and new customers, NetSol has also adopted a dynamic growth strategy through aggressive acquisitions. In October 2005, NetSol-CQ as a combined company launched an aggressive marketing campaign under the banner of LeaseSoft for the European market. Just recently NetSol-CQ signed a multi million dollar new contract with a major banking institution in London.

PLAN OF OPERATIONS

Management has set the following new goals for NetSol’s next 12 months.

Initiatives and Investment to Grow Capabilities

•	Enhance Software Design, Engineering and Service Delivery Capabilities by increasing investment in training and development.
•	Enhance and invest in R&D or between 7-10% of yearly budgets in financial, banking and various other domains within NetSol’s core competencies.
•	Aggressively expand the sales and marketing organization in all key locations by hiring senior and successful personnel.
•	Recruit additional senior level managers both in Lahore, China and UK to be able to support potential new customers from the North American, Asia Pacific and European markets.

•	Aggressively exploit the booming Chinese market by strengthening NetSol’s presence in China.
•	Launch its marketing presence in the US markets through M&A activities in the domain of our core competencies.
•	Replicate the successful acquisition model and integration of CQ Systems in the USA.
•	Re-brand NetSol and CQ product line with new marketing packaging and branding for global marketing.
•	Increase Capex to enhance Communications and Development Infrastructure.

Top Line Growth through Investment in aggressively marketing organically and by mergers and acquisition (“M&A”) activities:

•	Launch LeaseSoft into new markets by assigning new, well-established companies as distributors in Europe, Asia Pacific and North America.
•	Expand aggressively in China for LeaseSoft and related services.
•	Expand relationships with key customers in the US, Europe and Asia Pacific.
•	Product positioning through alliances, joint ventures and partnerships.
•	Focus on key new fortune 1000 customers globally and grow within existing key customers.
•	Aggressively bid and participate in $5MN plus projects in UK and Asia Pacific by leveraging NetSol CQ as combined asset.
•	Embark on roll up strategy by broadening M&A activities broadly in the software development domain.

Funding and Investor Relations:

•	Successfully raise new capital from institutional investors and emerging markets to position NetSol for growth and visibility.
•	Launched an aggressive marketing campaign with institutional investors and micro cap funds in April 2006.
•	Infuse new capital from the potential exercise of employee options for business development, to enhance balance sheet and further investment in infrastructures.
•	Continue to efficiently and prudently manage cash requirements.
•	Public relations campaign to attract long term institutional holdings.

Improving the Bottom Line:

•	Continue to review costs at every level to consolidate and enhance operating efficiencies.
•	Grow process automation.
•	Profit Centric Management Incentives.
•	More local empowerment and P&L Ownership in each Country Office.
•	Improve productivity at the development facility and business development activities.
•	Cost efficient management of every operation and continue further consolidation to improve bottom line.
•	Integrate and centralize the US, UK and Australian operations and improve the costs and bottom line.

Management believes that NetSol is in a position to derive higher productivity based on current capital employed.

Management continues to be focused on building its delivery capability and has achieved key milestones in that respect. Key projects are being delivered on time and on budget, quality initiatives are succeeding, especially in maturing internal processes. Management believes that further leverage was provided by the development ‘engine’ of NetSol, which became CMM Level 2 in early 2002. In a quest to continuously improve its quality standards, NetSol reached CMM Level 3 assessment in July 2003. According to the website of SEI of Carnegie Mellon University, USA, only a few software companies in the world have announced their assessment of level 3. As a result of achieving CMM level 4, NetSol is experiencing a growing demand for its products and alliances from blue chip companies worldwide. NetSol is now aiming for CMM level 5, the highest CMM level in the next year. NetSol plans to further enhance its capabilities by creating similar development engines in other Southeast Asian countries with CMM levels quality standards. This would make NetSol much more competitive in the industry and provide the capabilities for development in multiple locations. Increases in the number of development locations with these CMM levels of quality standards will provide customers with options and flexibility based on costs and broader access to skills and technology.

MATERIAL TRENDS AFFECTING THE COMPANY

NetSol has identified the following material trends affecting the Company.

Positive trends:

•	Continued positive EBITDA trends of NetSol attracting funds and institutions globally.
•	Outsourcing of services and software development is growing worldwide.
•
The Global IT budgets are estimated to exceed $1.2 trillion in 2004 and beyond, according to the internal estimates of Intel Corporation. About 50% of this IT budget would be consumed in the US market alone primarily on the people and processes.

•	Cost arbitrage, labor costs still very competitive and attractive when compared with India.
•	Regional stability and improving political environment between Pakistan and India.
•
Economic turnaround in Pakistan including: a steady increase in gross domestic product; much stronger dollar reserves, which is at an all time high of over $13 billion; stabilizing reforms of government and financial institutions; improved credit ratings in the western markets, and elimination of corruption at the highest level.

•	Stronger ties between the US and Pakistan creating new investment and trade opportunities.
•	Robust growth in outsourcing globally and investment of major US and European corporations in the developing countries.
•	Chinese economic boom leading to new market opportunities.
•	Improved perception of Pakistan economy in the western media casting positive impact on NetSol future outlook.
.
Negative trends:

•
Continued political and geographical conflicts in the Middle East and South-East Asia are creating challenging times for economic development. In addition, the existence of religious, extremism, and radical elements are causing tensions in the region.

•
The disturbance in Middle East and rising terrorist activities post 9/11 worldwide have resulted in issuance of travel advisory in some of the most opportunistic markets. In addition, travel restrictions and new immigration laws provide delays and limitations on business travel.

•	The devastating earthquake in northern parts of Pakistan may slow growth for local business in the short run.
•	Skyrocketing oil prices caused by the unfortunate hurricanes, tensions in the Middle East and Iran, and the surge in global demand for oil could affect the US and global economy.
•	Continuous impact of Iraq war on US and global economy and potential threats surrounding US and Iran tensions.

CRITICAL ACCOUNTING POLICIES

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and expense amounts reported. These estimates can also affect supplemental information contained in the external disclosures of the Company including information regarding contingencies, risk and financial condition. Management believes our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. Valuations based on estimates are reviewed for reasonableness and conservatism on a consistent basis throughout the Company. Primary areas where our financial information is subject to the use of estimates, assumptions and the application of judgment include our evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by us through future operations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

VALUATION OF LONG-LIVED AND INTANGIBLE ASSETS

The recoverability of these assets requires considerable judgment and is evaluated on an annual basis or more frequently if events or circumstances indicate that the assets may be impaired. As it relates to definite life intangible assets, we apply the impairment rules as required by SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” which requires significant judgment and assumptions related to the expected future cash flows attributable to the intangible asset. The impact of modifying any of these assumptions can have a significant impact on the estimate of fair value and, thus, the recoverability of the asset.

INCOME TAXES

We recognize deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities. We regularly review our deferred tax assets for recoverability and establish a valuation allowance based upon historical losses, projected future taxable income and the expected timing of the reversals of existing temporary differences. During fiscal year 2005-2006, we estimated the allowance on net deferred tax assets to be one hundred percent of the net deferred tax assets.

CHANGES IN FINANCIAL CONDITION

Quarter Ended March 31, 2006 as compared to the Quarter Ended March 31, 2005:

Net revenues for the quarters ended March 31, 2006 and 2005 were $5,045,827 and $3,190,918, respectively. Net revenues are broken out among the subsidiaries as follows:

	2006		2005
Netsol USA	$41,500	0.82%	$21,606	0.68%
Netsol Tech	1,677,884	33.25%	1,623,307	50.87%
Netsol Private	449,465	8.91%	95,367	2.99%
Netsol Connect	201,375	3.99%	294,420	9.23%
Netsol-TiG	431,046	8.54%	154,046	4.83%
Netsol UK	720,514	14.28%	125,782	3.94%
Netsol-CQ	1,480,169	29.33%	799,761	25.06%
Netsol-Abraxas Australia	35,225	0.70%	76,629	2.40%
Talk Trainers	8,649	0.17%	-	0.00%
Total Net Revenues	$5,045,827	100.00%	$3,190,918	100.00%

This reflects an increase of $1,854,909 or 58.13% in the current quarter as compared to the quarter ended March 31, 2005. The increase is attributable to new orders of licenses, an increase in services business, the integration of the revenues contributed by the subsidiary CQ Systems in UK acquired February 2005, the growing outsourcing business of NetSol-TiG (JV) and additional maintenance work. The Company’s biggest revenue growth was achieved in the two UK operations and the new joint-venture with TiG, which generated sales both domestically and internationally. The Company experienced a modest increase in domestic business in Pakistan as the country began recovering from the earthquake on October 8, 2005. The demand for the Company’s IT services in Asia Pacific and Europe is consistent and solid.

During the quarter ended March 31, 2006, the parent company managed several projects with Seattle based Capital Stream generating modest revenues. The projects call for outsourcing of software development services taking advantage of our off-shore development facility in Lahore. In addition, in February 2006, the Parent company signed a master consulting agreement with McCue Systems, Inc. (“McCue”), a California corporation to assist in customer implementations, quality assurance and off-shore software development. To date, no revenues have been generated from this agreement as the programmers are in the process of becoming familiar with McCue’s LeasePak system.

NetSol made a significant move by acquiring 100% of a UK based software company, CQ Systems Ltd., in February 2005. The acquisition of CQ Systems has provided NetSol a very strong and seasoned management team with a mature, profitable, business. The acquisition of CQ Systems provided tremendous new business opportunities for NetSol in the European markets. We have experienced a seamless integration at every level of both companies. In November 2005, we launched the combined company as NetSol-CQ and the LeaseSoft brand in European market. Just recently NetSol-CQ signed off a multi-million dollar LeaseSoft agreement with a major financial institution. Due to confidentiality agreement with our new client we are not able to disclose the name of the client.

NetSol has been actively pursuing a few target companies in USA and in Europe for acquisitions. A lot of effort has been made in pursuing the US based IT products based company, McCue Systems, Inc., in Burlingame, California. With both external and internal due diligence and with the assistance of our management and our mergers and acquisitions professionals, Maxim Group, we entered into a definitive agreement to acquire 100% of McCue Systems. This agreement was signed May 6, 2006. The company expects to complete the transaction by June 30, 2006. This acquisition would effectively launch NetSol in the US leasing and finance markets and will provide a solid footprint in North America. This will be all accretive revenue for NetSol that will be reported and consolidated from July 2006. The company will continue to explore new M&A opportunities that are synergistic and grow our business exponentially and accretively.

During the quarter ended March 31, 2006, our Asia Pacific region signed off new implementations of LeaseSoft at ORIX Leasing Singapore, a new implementation of LeaseSoft at Daimler Chrysler Auto Finance, China, Mercedes - Benz Finance Co, Japan and in Daimler Chrysler Leasing Thailand. In addition, NetSol completed several implementations of LeaseSoft with our major customers in Asia Pacific markets. NetSolCQ signed a new contract with a large banking institution in the UK that was valued at over $1 million. The UK operations since the acquisition of CQ Systems in 2005, continues to enhance market penetration in UK markets and generate new business. As a result, several new customers were signed up as the awareness and brand acceptance of NetSolCQ as combined company gains momentum.

Our majority owned subsidiary, NetSol Technologies Ltd., in Lahore has experienced major new business development activities in both the Pakistani public and private sectors. While we have signed several new contracts in the public sector, these agreements are confidential and are not allowed to be disclosed as these contracts involve some sensitive IT solutions and project managements within the government ministries. NetSol sees a very robust and high volume new business environment in Pakistan as the economy continues to grow over 8% each year. NetSol is an extremely enviable position to leverage from its name and reputation.

NetSol’s Global Frame Agreement signed in early 2005 with DaimlerChrysler Services (“DCS”) qualifies NetSol as a preferred vendor to DCS in 40 plus countries where DCS operates. As a direct result of the successful implementations of some of our current systems with DaimlerChrysler and the signing of the global frame agreement, we are noticing a significant increase in demand for LeaseSoft. Although the sales cycle for LeaseSoft is rather long, we are experiencing a 100% increase in product demonstration, evaluation and assessment by blue chip companies in the UK, Australia, Japan, Europe, North America and Pakistan. In fiscal year 2005, NetSol raised the pricing of its LeaseSoft licenses significantly due primarily to a surge in demand. In spring of 2005, one complete system was sold to Toyota Leasing Thailand (“TLT”) for nearly $2.3 million that includes over $1.2 million for license fees.

A number of large leasing companies will be looking to renew legacy applications. This places NetSol in a very strong position to capitalize on any upturn in IT spending by these companies. NetSol is well positioned to sell several new licenses in fiscal year 2006-2007 that could potentially increase the sales and bottom line. As the Company continues to sell more of these licenses, management believes it is possible that the margins could increase to upward of 70%. The license prices of these products vary from $300,000 to an excess of $1,000,000 with additional charges for customization and maintenance of between 20%-30% each year.

The gross profit was $2,727,298 in the quarter ending March 31, 2006 as compared with $1,848,702 for the same quarter of the previous year for an increase of $878,596. The gross profit percentage decreased slightly to approximately 54% in the quarter ended March 31, 2006 compared to approximately 58% for the quarter ended March 31, 2006. This is mainly due to the increase in direct costs of hiring new technology personnel as the Company gears up for the increased demand in its products and services. Our main technology campus in Lahore hired over 90 new developers and programmers in the last four months. In comparison to the prior quarter ended December 31, 2005, the cost of sales increased approximately $341,495, revenues increased $521,454, and an overall increase of 3% in gross profit.

Operating expenses were $2,458,199 for the quarter ending March 31, 2006 as compared to $1,632,525, for the corresponding period last year. The increase is mainly attributable to increased selling and marketing activities, additional employees and an increase in overall activities due to our increased marketing efforts. Also contributing to the higher costs was the full integration of CQ Systems and the joint-venture NetSol-TiG. Depreciation and amortization expense amounted to $594,385 and $384,649 for the quarter ended March 31, 2006 and, 2005, respectively, reflecting the intangible assets purchased from the CQ Systems acquisition in February 2005, the addition of the new building in Lahore in the prior year and new computer equipment purchased to gear up for the increased demand in our products and services. Combined salaries and wages costs were $597,636 and $453,226 for the comparable periods, respectively, or an increase of $144,410 from the corresponding period last year. Salaries, as a percentage of sales, were 12% for the current quarter as compared to 14% in the prior period. The addition of the subsidiary, CQ Systems and the forming of the joint-venture with TiG, as well as an increase in development, sales and administration employees resulted in the increase.

Selling and marketing expenses were $444,472 and $219,399, in the quarter ended March 31, 2006 and 2005, respectively, an increase of $225,073 reflecting the growing sales activity of the Company, including the launch of NetSol-CQ as a combined entity to the European market. Advertising expense was $144,163 for the current quarter. The Company is in a growth phase and is increasing its overall sales and marketing activities. Sales and marketing was 9% of sales for the current quarter as compared to 7% in the corresponding period last year. The Company wrote-off as uncollectible bad debts of $19,561 in the current quarter compared to $0 for the comparable prior period in the prior year. Professional services expense increased slightly to $126,806 in the quarter ended March 31, 2006, from $112,830 in the corresponding period last year.

Income from operations was $269,099 compared to a loss of $216,177 for the quarters ended March 31, 2006 and 2005, respectively. This represents an increase of $52,922 or 24.48% for the quarter compared with the comparable period in the prior year.

Net income was $21,819 compared to $126,858 for the quarters ended March 31, 2006 and 2005, respectively. This is a decrease of $105,039 or 82.8% compared to the prior year. The current fiscal quarter amount includes a net reduction of $187,127 compared to $29,994 in the prior period for the 49.9% minority interest in NetSol Connect, NetSol-TiG, and Talk Trainers owned by another party, and the 28.13% minority interest in NetSol PK. For the quarters ended March 31, 2006 and 2005, respectively, the Company recognized an expense of $2,628 and $3,941 for the beneficial conversion feature on convertible debentures and a gain of $1,318 and $49,865 from the settlement of debts and $12,016 and $0 expense for the fair value of options and warrants issued. Net income per share, basic and diluted, was $0.00 for the quarter ended March 31, 2006 as compared to $0.01 for the corresponding period last year.

The net earnings before interest, taxes, depreciation and amortization, ( “EBITDA”) income was $715,299 compared to $617,650 or an increase of 15.81% after amortization and depreciation charges of $594,385 and $384,649, income taxes of $24,080 and $58,787, and interest expense of $75,015 and $47,356, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

Nine Month Period Ended March 31, 2006 as compared to the Nine Month Period Ended March 31, 2005:

Net revenues for the nine months ended March 31, 2006 and 2005 were $14,040,185 and $7,972,450, respectively. Net revenues are broken out among the subsidiaries as follows:

	2006		2005
Netsol USA	$45,250	0.32%	$295,725	3.71%
Netsol Tech	4,692,344	33.42%	4,564,167	57.25%
Netsol Private	1,196,098	8.52%	562,872	7.06%
Netsol Connect	676,956	4.82%	852,640	10.69%
Netsol-TiG	1,122,787	8.00%	154,046	1.93%
Netsol UK	1,929,666	13.74%	574,849	7.21%
Netsol-CQ	4,176,299	29.75%	799,761	10.03%
Netsol-Abraxas Australia	192,136	1.37%	168,390	2.11%
Talk Trainers	8,649	0.06%	-	0.00%
Total Net Revenues	$14,040,185	100.00%	$7,972,450	100.00%

This reflects an increase of $6,067,735 or 76.11% in the current nine months as compared to the nine months ended March 31, 2005. The increase is attributable to new orders of licenses and an increase in services business, including additional maintenance work, and the addition of two new subsidiaries. The Company’s biggest revenue growth was achieved in the two UK operations and the new joint-venture with TiG, which generated sales both domestically and internationally. The Company experienced a modest increase in domestic business in Pakistan as the country began recovering from the earthquake on October 8, 2005. The demand for the Company’s IT services in Asia Pacific and Europe is consistent and solid.

During the quarter ended March 31, 2006, the parent company managed several projects with Seattle based Capital Stream generating modest revenues. The projects call for outsourcing of software development services taking advantage of our off-shore development facility in Lahore. In addition, in February 2006, the Parent company signed a master consulting agreement with McCue Systems, Inc. (“McCue”), a California corporation to assist in customer implementations, quality assurance and off-shore software development. To date, no revenues have been generated from this agreement as the programmers are in the process of becoming familiar with McCue’s LeasePak system.

NetSol made a significant move by acquiring 100% of a UK based software company, CQ Systems Ltd., in February 2005. The acquisition of CQ Systems has provided NetSol a very strong and seasoned management team with a mature, profitable, business. The acquisition of CQ Systems provided tremendous new business opportunities for NetSol in the European markets. We have experienced a seamless integration at every level of both companies. In November 2005, we launched the combined company as NetSol-CQ and the LeaseSoft brand in European market. Just recently NetSol-CQ signed off a multi-million dollar LeaseSoft agreement with a major financial institution. Due to confidentiality agreement with our new client we are not able to disclose the name of the client.

NetSol has been actively pursuing a few target companies in USA and in Europe for acquisitions. A lot of effort has been made in pursuing the US based IT products based company, McCue Systems, Inc., in Burlingame, California. With both external and internal due diligence and with the assistance of our management and our mergers and acquisitions professionals, Maxim Group, we entered into a definitive agreement to acquire 100% of McCue Systems. This agreement was signed May 6, 2006. The company expects to complete the transaction by June 30, 2006. This acquisition would effectively launch NetSol in the US leasing and finance markets and will provide a solid footprint in North America. This will be all accretive revenue for NetSol that will be reported and consolidated from July 2006. The company will continue to explore new M&A opportunities that are synergistic and grow our business exponentially and accretively.

During the quarter ended March 31, 2006, our Asia Pacific region signed off new implementations of LeaseSoft at ORIX Leasing Singapore, a new implementation of LeaseSoft at Daimler Chrysler Auto Finance, China, Mercedes - Benz Finance Co, Japan and in Daimler Chrysler Leasing Thailand. In addition, NetSol completed several implementations of LeaseSoft with our major customers in Asia Pacific markets. NetSolCQ signed a new contract with a large banking institution in the UK that was valued at over $1 million. The UK operations since the acquisition of CQ Systems in 2005, continues to enhance market penetration in UK markets and generate new business. As a result, several new customers were signed up as the awareness and brand acceptance of NetSolCQ as combined company gains momentum.

Our majority owned subsidiary, NetSol Technologies Ltd., in Lahore has experienced major new business development activities in both the Pakistani public and private sectors. While we have signed several new contracts in the public sector, these agreements are confidential and are not allowed to be disclosed as these contracts involve some sensitive IT solutions and project managements within the government ministries. NetSol sees a very robust and high volume new business environment in Pakistan as the economy continues to grow over 8% each year. NetSol is an extremely enviable position to leverage from its name and reputation.

NetSol’s Global Frame Agreement signed in early 2005 with DaimlerChrysler Services (“DCS”) qualifies NetSol as a preferred vendor to DCS in 40 plus countries where DCS operates. As a direct result of the successful implementations of some of our current systems with DaimlerChrysler and the signing of the global frame agreement, we are noticing a significant increase in demand for LeaseSoft. Although the sales cycle for LeaseSoft is rather long, we are experiencing a 100% increase in product demonstration, evaluation and assessment by blue chip companies in the UK, Australia, Japan, Europe, North America and Pakistan. In fiscal year 2005, NetSol raised the pricing of its LeaseSoft licenses significantly due primarily to a surge in demand. In spring of 2005, one complete system was sold to Toyota Leasing Thailand (“TLT”) for nearly $2.3 million that includes over $1.2 million for license fees.

A number of large leasing companies will be looking to renew legacy applications. This places NetSol in a very strong position to capitalize on any upturn in IT spending by these companies. NetSol is well positioned to sell several new licenses in fiscal year 2006-2007 that could potentially increase the sales and bottom line. As the Company continues to sell more of these licenses, management believes it is possible that the margins could increase to upward of 70%. The license prices of these products vary from $300,000 to an excess of $1,000,000 with additional charges for customization and maintenance of between 20%-30% each year.

The gross profit was $8,077,272 for the nine months ending March 31, 2006 as compared with $5,028,579 for the same period of the previous year. The gross profit percentage has decreased 5.54% to 57.53% in the current fiscal year from 63.07% for the nine months ended March 31, 2005. This is mainly due to the increase in direct costs of hiring new technology personnel as the Company gears up for the increased demand in its products and services. Our main technology campus in Lahore hired over 90 new developers and programmers in the last four months.

Operating expenses were $6,848,682 for the nine months ending March 31, 2006 as compared to $4,153,323, for the corresponding period last fiscal year for an increase of $2,695,359. The increase is mainly attributable to increased selling and marketing activities, additional employees and an increase in overall activities due to our increased marketing efforts. Also contributing to the higher costs was the full integration of CQ Systems and the joint-venture NetSol-TiG. In addition, the Company as a whole contributed over $92,000 to charity organizations for the Earthquake Relief for Northern Pakistan. As a percentage of sales, operating expenses decreased 3% to 49% from 52% in the prior nine-month period. Depreciation and amortization expense amounted to $1,711,771 and $1,007,789 for the nine months ended March 31, 2006 and 2005, respectively, reflecting the intangible assets purchased from the CQ Systems acquisition in February 2005, the addition of the new building in Lahore in the prior year and new computer equipment purchased to gear up for the increased demand in our products and services. Combined salaries and wage costs were $1,686,726 and $1,248,447 for the nine months ended March 31, 2006 and 2005, respectively, or an increase of $438,279 from the corresponding period last year. As a percentage of sales, salaries was 12% as compared to 16% for the corresponding period last year. The addition of the new subsidiary, CQ Systems and the forming of the joint-venture with TiG, as well as an increase in development, sales and administration employees resulted in the increase.

Selling and marketing expenses were $1,190,906 and $474,099 for the nine months ended March 31, 2006 and 2005, respectively, an increase of $716,807 reflecting the growing sales activity of the Company, including the launch of NetSol-CQ as a combined entity to the European market. Advertising expense was $270,508 for the current nine-month period. The Company is in a growth phase and is increasing its overall sales and marketing activities. Sales and marketing was 9% of sales for the current quarter as compared to 6% in the corresponding period last year. The Company wrote-off as uncollectible bad debts of $27,289 and $0 for the nine months ended March 31, 2006 and 2005, respectively. Professional services expense decreased to $365,152 in the nine months ended March 31, 2006, from $368,135 in the corresponding period last year.

Income from continued operations was $1,228,590 compared to $875,256 for the nine months ended March 31, 2006 and 2005, respectively. This represents an increase of $353,334 or 40.37% for the nine-month period compared to the prior year. This is directly due to increased sales, reduction of operational expenses, improved gross margins, and the addition of two new subsidiaries.

Net income was $350,601 for the nine months ended March 31, 2006 compared to $445,238 for the nine months ended March 31, 2005. This is a decrease of $94,637 or 21.26% compared to the prior year. The current nine-month period amount includes a net reduction of $699,872 compared to $15,735 in the prior period for the 49.9% minority interest in NetSol Connect, NetSol-TiG, and Talk Trainers owned by another party, and the 28.13% minority interest in NetSol PK. For the nine months ended March 31, 2006 and 2005, respectively, the Company recognized an expense of $14,389 and $205,906 for the beneficial conversion feature on convertible debentures and a gain of $8,294 and $239,506 from the settlement of debts and $21,505 and $249,638 expense for the fair value of options and warrants issued. Net income per share was $0.02, basic and diluted, for the nine months ended March 31, 2006 as compared to $0.04, basic and $0.03 diluted for the corresponding period last year.

The net earnings before interest, taxes, depreciation and amortization, ( “EBITDA”) income was $2,394,163 compared to $1,691,643 or an increase of 41.53% after amortization and depreciation charges of $1,711,771 and $1,008,789, income taxes of $90,891 and $61,260, and interest expense of $240,900 and $177,356, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

LIQUIDITY AND CAPITAL RESOURCES

The Company's cash position was $2,390,245 at March 31, 2006 compared to $1,596,031 at March 31, 2005. In addition the Company had $2,098,003 as compared to $1,083,450 in certificates of deposit, respectively. The total cash position, including the certificates of deposits, was $4,488,248 and $2,679,481 as of March 31, 2006 and 2005.

The Company’s current assets as of March 31, 2006 were 54.27% of total assets, an increase of 10.82% from 43.45% as of March 31, 2005. In addition, our working capital (current assets minus current liabilities) was $10,232,494.

Net cash used for operating activities amounted to $737,357 for the nine months ended March 31, 2006, as compared to $733,409 for the comparable period last fiscal year. The decrease is mainly due to an increase in net income as well as an increase in prepaid expenses and accounts receivable.

Net cash used by investing activities amounted to $4,568,666 for the nine months ended March 31, 2006, as compared to $3,764,574 for the comparable period last fiscal year. The difference lies primarily in the purchase of subsidiary which increased intangible assets and the purchase property and equipment during the current fiscal year. The Company had purchases of property and equipment of $2,063,284 compared to $804,115 for the comparable period last fiscal year. During the prior fiscal year, an additional $287,797 and $250,006 was infused into the Company’s minority interest in the Company’s subsidiaries NetSol Connect and NetSol-TiG.

Net cash provided by financing activities amounted to $6,232,741 and $5,186,675 for the nine months ended March 31, 2006, and 2005, respectively. The current fiscal period included the cash inflow of $1,400,000 compared to $1,512,000 from issuance of equity and $384,062 compared to $999,224 from the exercising of stock options and warrants. In addition, the Company received net proceeds of $4,031,001 from the sale of a subsidiary’s common stock in an IPO on the Karachi Stock Exchange as compared to $1,589,974 in the prior year. In addition the Company and had net proceeds on loans and capital leases of $417,678 as compared to $1,137,181 in the comparable period last year.

The Company plans on pursuing various and feasible means of raising new funding to expand its infrastructure, enhance product offerings and beef up marketing and sales activities in strategic markets. The strong growth in earnings and the signing of larger contracts with Fortune 500 customers largely depends on the financial strength of NetSol. Generally, the bigger name clients and new prospects diligently analyze and take into consideration a stronger balance sheet before awarding big projects to vendors. Therefore, NetSol would continue its effort to further enhance its financial resources in order to continue to attract large name customers and big value contracts. Management feels that a major requirement of institutional investors is a much stronger balance sheet and a healthy cash position.

Management expects to continue to improve its cash position in the current and future quarters due to the new business signed up in the last quarter. Since our newly listed subsidiary on the Karachi Stock Exchange (“KSE”) has performed much better than our own expectation i.e. the stock has more than doubled from its IPO price, we have another vehicle to meet the growing needs of new capital. Any new capital raise would depend on future M&A initiatives. Management would exercise its best judgment in choosing the most viable option for financing. In addition, the Company anticipates additional exercises of employee stock options in the current and subsequent quarters. The Company has consistently improved its cash position in last four quarters through employees’ exercise of options, the IPO of the Pakistani subsidiary, private placements, and the signing of new business. We anticipate this trend to continue in the current and future quarters, further improving the cash resources and liquidity position. Management is committed to implementing the growth business strategy that was ratified by the board of directors in July 2005. The company would continue to inject new capital towards expansion, grow sales and marketing and further enhancement of delivery capabilities.

As a growing company, we have on-going capital expenditure needs based on our short term and long term business plans. Although our requirements for capital expenses vary from time to time, for the next 12 months, we have the following capital needs:

•	In next three months the final payment of CQ Systems would be due based on the formula of ‘earn out’. This could be in the range of $1.0MN to $3.6MN.
•	Notes payable for approximately $800,000.
•	Working capital of $1.0 million for US business expansion, new business development activities and infrastructure enhancements.
•	In the next three months the first installment for the purchase of McCue Systems would be due of approximately $2.0 MN.

While there is no guarantee that any of these methods will result in raising sufficient funds to meet our capital needs or that even if available will be on terms acceptable to the Company, we will consider raising capital through equity based financing and, warrant and option exercises. We would, however, use some of our internal cash flow to meet certain obligations as mentioned above.

The methods of raising funds for capital needs may differ based on the following:

•
Stock volatility due to market conditions in general and NetSol stock performance in particular. This may cause a shift in our approach to raising new capital through other sources such as secured long term debt.

•
Analysis of the cost of raising capital in the U.S., Europe or emerging markets. By way of example only, if the cost of raising capital is high in one market and it may negatively affect the company’s stock performance, we may explore options available in other markets.

Should global or other general macro economic factors cause an adverse climate, we would defer new financing and use internal cash flow for capital expenditures.

RESULTS OF OPERATIONS

THE YEAR ENDED JUNE 30, 2005 COMPARED TO THE YEAR ENDED JUNE 30, 2004

Net revenues for the year ended June 30, 2005 were $12,437,653 as compared to $5,749,062 for the year ended June 30, 2004. Net revenues are broken out among the subsidiaries as follows:

	2005	%	2004	%
Netsol USA	$295,725	2.38%	$676,857	11.77%
Netsol Tech (1)	6,557,031	52.73%	3,190,049	55.49%
Netsol Private (2)	776,572	6.24%	483,788	8.42%
Netsol Connect	1,143,616	9.19%	778,598	13.54%
Netsol UK	687,620	5.53%	356,215	6.20%
Netsol-Abraxas Australia	217,470	1.75%	263,555	4.58%
CQ Systems	2,311,345	18.58%	-	0.00%
Netsol-TiG	448,274	3.60%	-	0.00%
Total Net Revenues	$12,437,653	100.00%	$5,749,062	100.00%

(1) Refers to NetSol Technologies (Pvt.) Limited
(2) Refers to NetSol (Private) Limited

The total consolidated net revenue for fiscal year 2005 was $12,437,653 compared to $5,749,062 in fiscal year 2004. This is a nearly 116% increase in revenue. The increase is attributable to increased sales, the acquisition of CQ Systems and the forming of the joint-venture with TiG.

The fiscal year ended June 30, 2005 was a very busy and exciting period for NetSol worldwide. The Company added a few major new customers such as DaimlerChrysler in China, Japan, and New Zealand and Toyota Leasing Thailand and China. In addition, many new customers were added in Pakistan in both the public and private sectors. NetSol signed many new alliances and partnerships in fiscal year 2005. The most significant of all was the joint venture with a UK based company, The Innovation Group (“TiG”). NetSol owns 51% of this new entity while TIG owns 49%. The partnership is designed to outsource the global IT projects of TiG to NetSol in Pakistan.

NetSol made a significant move by acquiring 100% of a UK based software company CQ Systems Ltd. in February 2005. The acquisition of CQ Systems has provided NetSol a very strong and seasoned management team with a mature, profitable, business. NetSol’s global frame agreement with DaimlerChrysler Services (“DCS”) qualifies NetSol as a preferred vendor to DCS in 40 plus countries where DCS operates.

As a direct result of the successful implementations of some of our current systems with DaimlerChrysler and the signing of the global frame agreement, we are noticing a significant increase in demand for LeaseSoft. Although the sales cycle for LeaseSoft is rather long, we are experiencing a 100% increase in product demonstration, evaluation and assessment by blue chip companies in the UK, Australia, Japan, Europe, North America and Pakistan. In fiscal year 2005, NetSol raised the pricing of its LeaseSoft licenses significantly due primarily to a surge in demand. In spring of 2005, one complete system was sold to Toyota Leasing Thailand (“TLT”) for nearly $2.3 million that includes over $1.2 million for license fees.

A number of large leasing companies will be looking to renew legacy applications. This places NetSol in a very strong position to capitalize on any upturn in IT spending by these companies. NetSol is well positioned to sell several new licenses in fiscal year 2006 that could potentially increase the sales and bottom line. As the Company sells more of these licenses, management believes it is possible that the margins could increase to upward of 70%. The license prices of these products vary from $100,000 to an excess of $1,000,000 with additional charges for customization and maintenance of between 20%-30% each year.

The gross profit was $7,682,904 for year ended June 30, 2005 as compared with $3,049,387 for the same period of the previous year. This is a 152% increase. The gross profit percentage was 62% for the current fiscal year and 53% in the prior year. While the cost of sales and the cost of delivery of projects have both been reduced in the current year, the Company maintained all its delivery commitments and has won new business from existing and new customers. While management is striving to negotiate better pricing on new agreements, the Company has been required to react to overall general economic factors in determining its present pricing structure. The gross profit margin was also improved due to improved quality standards such as achieving the assessment of CMM Level 4 in 2004.

Operating expenses were $6,618,199 for the year ended June 30, 2005 as compared to $5,757,405 for the year ended June 30, 2004. During the years ended June 30, 2005 and 2004, the Company issued 188,972 and 48,613 restricted common shares in exchange for services rendered, respectively. The Company recorded this non-cash compensation expense of $246,650 and $48,240 for the years ended June 30, 2005 and 2004, respectively. Total professional service expense, including non-cash compensation, was $604,192 and $464,332 for the years ended June 30, 2005 and 2004, respectively. During the years ended June 30, 2005 and 2004, the Company recorded depreciation and amortization expense of $1,564,562 and $1,240,792, included in this increase is the addition of the completion of the Lahore facility. Salaries and wages expenses were $2,022,183 and $1,493,252 for the years ended June 30, 2005 and 2004, respectively, or an increase of $528,931 or 35%. The addition of the new subsidiary, CQ Systems and the forming of the joint-venture with TiG, as well as an increase in development, sales and administration employees resulted in the increase. Approximately 250 new employees were added throughout the Company during the current fiscal year. General and administrative expenses were $1,588,456 and $1,759,607 for the years ended June 30, 2005 and 2004, respectively, a decrease of $171,151. This decrease is due to consolidation of US offices, streamlining of corporate overheads and reduction of operating expenses in the Lahore facility due to elimination of building rent. In the prior year, the general and administrative expense included non-recurring expenses for moving both the headquarters office and the Pakistan companies into the new facility, $105,608 in costs for placing the convertible debenture and $122,500 for settlement of legal disputes. Also, the Company had to incur extra costs for the annual shareholders meeting including proxies mailing and other administrative related costs and travel expenses.

Selling and marketing expenses increased to $782,488 for the year ended June 30, 2005 as compared to $253,701 for the year ended June 30, 2004, reflecting the growing sales activity of the Company and the addition of the new subsidiary, CQ Systems and the joint-venture, NetSol-TIG. The Company wrote-off, as uncollectible, bad debts of $13,118 and $219,909, during the years ended June 30, 2005 and 2004, respectively.

The income from operations in fiscal year 2005 was $1,064,705 compared to a net loss from operations of $2,708,018 in fiscal year 2004. Included in these amounts are non-cash charges of depreciation and amortization of $1,564,562 and $1,240,792, settlement expenses of $43,200 and $122,500 and bad debt expense of $13,118 and $219,909, respectively. Net income in fiscal year 2005 was $663,325 compared to a net loss of $2,577,058 in fiscal year 2004 or 125.74% decrease. The current fiscal year amount includes a net reduction of $111,073 compared to an add-back of $273,159 in the prior year for the 49.9% minority interest in NetSol Connect and NetSol-TiG owned by another party. The Company also recognized non-recurring expenses including $209,848 and $137,230 expense for the beneficial conversion feature on notes payable and convertible debenture, a gain of $0 and $104,088, from writing off a note payable in one of the subsidiaries that had been paid through the issuance of stock by the parent in the prior year and, a gain of $404,136 and $216,230 from the settlement of a debt, respectively. In addition, during the current fiscal year, the Company recorded an expense of $255,130 for the fair market value of options and warrants granted. The net income per share was $0.06 in 2005 compared to a loss of $0.33 in 2004. The total weighted average of shares outstanding basic was 11.6 million and diluted was 14.8 million against basic and diluted 7.9 million in 2004.

The net EBITDA income for fiscal 2005 was $2,454,164 compared to loss of $1,029,751 in fiscal 2004 after amortization and depreciation charges of $1,564,562 and $1,240,792, income taxes of $10,416 and $76,638, and interest expense of $215,861 and 229,877, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

Liquidity And Capital Resources

The Company's cash position was $1,371,727 at June 30, 2005 compared to $871,161 at June 30, 2004. In addition the Company had $205,480 compared to $391,403 in certificates of deposit. The total cash position, including the certificates of deposits, was $1,577,207as of June 30, 2005 compared to $1,262,564 million as of June 30, 2004.

Net cash provided by operating activities amounted to $243,872 for the year ended June 30, 2005, as compared to used for $1,770,591 for the comparable period last fiscal year. The decrease is mainly due to an increase in accounts receivable and other assets offset by an increase in accounts payable.

Net cash used by investing activities amounted to $4,697,488 for the year ended June 30, 2005, as compared to providing $3,406,964 for the comparable period last fiscal year. The difference lies primarily in the purchase of CQ Systems and the related increase in intangible assets acquired. During the prior fiscal year, the Company had proceeds of $210,000 from the sale of a minority interest in the Company’s subsidiary NetSol Connect, whereas in the current fiscal year the Company received $178,521 of additional capital from the minority interests. In addition, the Company had net purchases of property and equipment of $1,468,499 compared to $2,861,754 for the comparable period last fiscal year. The majority of this reflects the capitalized costs of the Lahore facility of approximately $1.37 million and $2.32 million, respectively.

Net cash provided by financing activities amounted to $4,826,927 and $5,774,256 for years ended June 30, 2005, and 2004, respectively. The current fiscal year included the cash inflow of $1,512,000 from the sale of common stock and $1,260,057 from the exercising of stock options and warrants, compared to $1,848,750 and $1,445,392 in the prior year, respectively. In the current fiscal year, the Company had net proceeds from loans of $1,247,351 as compared to $1,301,571 in the comparable period last year. The Company also obtained a $1,200,000 convertible debenture during the prior fiscal year. The short term notes acquired during the current fiscal year were utilized to execute the acquisition of CQ Systems.

As of June 30, 2005 the Company's working capital (current assets less current liabilities) totaled $3,458,302 compared to $410,991 as of June 30, 2004, an increase of $3,047,311. In the current fiscal year, the Company sold a total of $1,512,000 of its common stock in private placements. In fiscal 2004, the Company raised capital from financing with Maxim Group of $1.85 million, net of expenses. In addition, $1.2 million in convertible debentures were issued during the prior fiscal year and approximately $487,000 from the exercising of warrants. The Company has over $3.9 million in accounts receivable and $1.96 million in revenues in excess of billings. The Company plans on pursuing various and feasible means of raising new funding to expand its infrastructure, enhance product offerings and beef up marketing and sales activities in strategic markets. The strong growth in earnings and the signing of larger contracts with Fortune 500 customers, largely depends on the financial strength of NetSol. Generally, the bigger name clients and new prospects diligently analyze and take into consideration a stronger balance sheet before awarding big projects to vendors. Therefore, NetSol would continue its effort to further enhance its financial resources in order to continue to attract large name customers and big value contracts.

Management expects to continue to improve its cash position in the current and future quarters due to the new business signed up in the last quarter. In addition, the Company anticipates additional exercises of investor warrants and employee stock options in the current and subsequent quarters. The Company has consistently improved its cash position in last four quarters through investors’ exercise of warrants, employee options exercised, private placements and the signing of new business. We anticipate this trend to continue in the current and future quarters, further improving the cash resources and liquidity position. Management is committed to implementing the growth business strategy that was ratified by the board of directors in July 2005. The company would continue to inject new capital towards expansion, grow sales and marketing and further enhancement of delivery capabilities.

NetSol’s Technology Campus in Lahore was completed in May 2004 and the staff was relocated into this new building. The Phase One will easily hold up to 500 programmers, engineers and other related staff. NetSol has already experienced a very positive response to this move from the business community, our existing customers and prospective new customers worldwide. The completion of technology campus is a major milestone for NetSol, employees, customers and the shareholders. Due to its recent growth, management has already started the planning of constructing a new phase by erecting another structure behind the current building.

Dividends and Redemption

It has been the Company's policy to invest earnings in the growth of the Company rather than distribute earnings as dividends. This policy, under which dividends have not been paid since the Company's inception and is expected to continue, but is subject to regular review by the Board of Directors.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

Kabani & Company’s report on NetSol’s financial statements for the fiscal years ended June 30, 2004 and June 30, 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern uncertainty for June 30, 2004.

In connection with the audit of NetSol's financial statements for the fiscal years ended June 30, 2004 and June 30, 2005 there were no disagreements, disputes, or differences of opinion with Kabani & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Kabani & Company would have caused Kabani & Company to make reference to the matter in its report.

Saeed Kamran Patel & Co.’s report on NetSol’s Pakistan subsidiaries financial statements for the fiscal years ended June 30, 2004 and June 30, 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of NetSol's Pakistan subsidiaries financial statements for the fiscal years ended June 30, 2004 and June 30, 2005 there were no disagreements, disputes, or differences of opinion with Saeed Kamran Patel & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Saeed Kamran Patel & Co. would have caused it to make reference to the matter in its report.

INFORMATION ABOUT MCCUE SYSTEMS, INC.

Located at 111 Anza Blvd., Suite 310, Burlingame, California 94010; telephone number is (650) 348-0650, McCue Systems, Inc. has over 30 years of experience in developing business solutions for the equipment and vehicle leasing industry as a provider of lease/loan portfolio management software for banks, leasing companies and manufacturers. Its flagship product, LeasePak, simplifies lease/loan administration and asset management by accurately tracking leases, loans and equipment from origination through end-of-term and disposition.

McCue Systems provides the leasing technology industry in the development of Web-enabled and Web-based tools to deliver superior customer service, reduce operating costs, streamline the lease management lifecycle, and support collaboration with origination channel and asset partners. LeasePak can be configured to run on HP-UX, SUN/Solaris or Linux, as well as for Oracle and Sybase users. And for scalability, McCue Systems offers the LeasePak Bronze, Silver and Gold Editions for systems and portfolios of virtually all sizes and complexities. McCue Systems’ solutions provide the equipment and vehicle leasing infrastructure at leading Fortune 500 banks and manufacturers, as well as for some of the industry’s leading independent lessors, including Cisco, Hyundai, JP Morgan/Chase, ORIX, and Volkswagen Credit.

McCue Systems, Inc. leases 9,554 square feet of office space in Burlingame, California. The monthly lease cost is $20,552. The lease expires on June 30, 2007. McCue Systems, Inc. does not anticipate any difficulty in either renewing its lease or acquiring substitute premises upon expiration of the current term. McCue Systems, Inc. is not aware of any threatened or outstanding legal proceedings.

SELECTED HISTORICAL FINANCIAL DATA

We derived the historical information from the audited financial statements as of and for the years ended December 31, 2004 and 2005 and from the unaudited financial statements as of and for each of the three months ended March 31, 2005 and 2006.

The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of McCue Systems, Inc., NetSol Technologies, Inc. or the combined company.

MCCUE SYSTEMS, INCORPORATED
SELECTED CONDENSED BALANCE SHEET DATA

	As of	As of	As of	As of
	December 31, 2004	December 31, 2005	March 31, 2005	March 31, 2006
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
ASSETS

Current Assets	$1,647,533	1,946,322	$1,786,688	$1,848,876
Property & equipment, net	57,638	59,261	47,852	64,706
Intangible assets, net	139,200	232,781	139,200	211,312
Rent deposits	41,005	41,005	41,005	41,005
Total assets	$1,885,376	$2,279,369	$2,014,745	$2,165,899

LIABILITIES & STOCKHOLDERS' DEFICIT

Current liabilities	$2,667,785	2,443,233	$2,711,215	$2,448,449
Stockholders' deficit	(782,409)	(163,864)	(696,470)	(282,550)

Total liabilities and stockholders' deficit	$1,885,376	$2,279,369	$2,014,745	$2,165,899

MCCUE SYSTEMS, INCORPORATED
SELECTED CONDENSED STATEMENTS OF OPERATION DATA

	For the years		For the three months
	Ended December 31,		Ended March 31,
	2005	2004	2006	2005
	(Audited)		(Unaudited)
Statement of Operations:
Revenues	$4,527,814	$5,647,637	$1,206,183	$1,133,862
Cost of Sales	2,208,560	2,494,269	612,860	620,209
Gross Profit	2,319,254	3,153,368	593,323	513,653

Operating Expenses	2,416,743	2,553,477	509,499	642,819
Income (loss) from operations	(97,489)	599,891	83,824	(129,166)

Other income	25,695	46,327	2,115	10,480
Net Income (loss)	$(71,794)	$646,218	$85,939	$(118,686)

Earnings Per Share:
Basic	$(0.11)	$0.97	$0.13	$(0.18)
Diluted	$(0.11)	$0.90	$0.12	$(0.18)

Weighted average number of shares outstanding:
Basic	669,539	669,539	669,539	669,539
Diluted	669,539	716,260	698,075	669,539

Management's Discussion and Analysis Or Plan of Operation

The following discussion is intended to assist in an understanding of the Company's financial position and results of operations for the three months ended March 31, 2006.

Forward-Looking Information.

This report contains certain forward-looking statements and information relating to the Company that is based on the beliefs of its management as well as assumptions made by and information currently available to its management. When used in this report, the words "anticipate", "believe", "estimate", "expect", "intend", "plan", and similar expressions as they relate to the Company or its management, are intended to identify forward-looking statements. These statements reflect management's current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected. The Company's realization of its business aims could be materially and adversely affected by any technical or other problems in, or difficulties with, planned funding and technologies, third party technologies which render the Company's technologies obsolete, the unavailability of required third party technology licenses on commercially reasonable terms, the loss of key research and development personnel, the inability or failure to recruit and retain qualified research and development personnel, or the adoption of technology standards which are different from technologies around which the Company's business ultimately is built. The Company does not intend to update these forward-looking statements.

INTRODUCTION

With over 30 years of experience in developing business solutions for the equipment and vehicle leasing industry, McCue Systems Inc. is the leading provider of lease/loan portfolio management software for banks, leasing companies, and manufacturers. Its flagship product, LeasePak, simplifies lease/loan administration and asset management by accurately tracking leases, loans, and equipment from origination through end-of-term and disposition.

McCue Systems has developed network and Web-based tools to provide lessors with superior customer service, reduced operating costs, streamlined lease operations and enhanced collaboration with origination channel and asset partners.

By harnessing the most advanced technologies, McCue Systems offers the right operating platform for almost any enterprise. McCue Systems offers the LeasePak Bronze, Silver, and Gold Editions for systems and portfolios of virtually all sizes and complexities. McCue Systems’ solutions has a high standard for reliability, providing the equipment and vehicle leasing infrastructure at leading Fortune 500 banks and manufacturers, as well as for the industry’s leading bank, independent and manufacturing captive lessors, including Cisco Capital, Hyundai Motor Finance, JP Morgan/Chase, ORIX, and Volkswagen Credit US.

The leasing experts at McCue Systems work closely with lessors to put the company’s leasing expertise to work to streamline lease operations and enhance customer retention at every stage of the lease lifecycle.

Management is performing due diligence and is seriously considering joining forces with a company that would allow McCue to take advantage of the global markets. McCue is considering public as well as financially strong private candidates which would provide a level of assurance to our existing and future customers as to the long term viability of the combined organization.

PLAN OF OPERATIONS

Management has set the following new goals for McCue Systems’ next 12 months.

•	Improve Financial Performance
•	Management Alignment
        Effective Business Plan Overhead
        Implement Strategy for focusing on Medium to Small Accounts
•	Stronger Product Presentation
        Improved LeasePak demo scripts
        Show operational benefits
        Align demos with strategic branding messages
•	Active Marketplace Involvement
        Grow Outbound Telemarketing
        Gather more Competitive Intelligence
       Enhanced Pipeline Management
•	Account Management Strategy
        Defined Key Account strategies
        Specific assigned senior managers for key accounts
        Added outbound C-level communications from marketing
•	Improved Responsiveness
        Better Product Reliability out the Door
Reporting and Tracing Discrepancies from the Field
        Broader Development and Support Bandwidth
                Support
                Implementation
                Development

•	Improved Support for Productivity for End Users
       Rollout LeasePak Productivity Suite
       Better LeasePak User Interface
       Improve LeasePak Asset Level Accounting / Billing

MATERIAL TRENDS AFFECTING THE COMPANY

McCue Systems has identified the following material trends affecting the Company.

Positive trends:

•	Continued recovery of the equipment leasing industry.
•	Continued growth in capital equipment sales across industries.
•	We anticipate that our biggest competitors (IDS / Oracle / SAP) will continue to face serious challenges in this vertical.
•
A number of large leasing companies, manufacturers, and bank equipment leasing operations will be looking to replace legacy and aging systems. This places McCue Systems in a very strong position to capitalize on any upturn in IT spending by these companies.

•
McCue Systems will continue to enjoy the benefits of its highly effective marketing efforts and industry presence. The presence of CEO John McCue on the Board of Directors of the dominant equipment leasing trade association in the US, the Equipment Leasing Association, and his anticipated election to the Board of Trustees of The Equipment Leasing and Finance Foundation will continue to bolster the dominance of the McCue Systems brand.

Negative trends:

•
McCue Systems will continue to face challenges in expanding the delivery capacity of its Development Department, as a result of the expense of qualified software engineers and the expense of training of new technical resources.

•	McCue Systems will continue to be capital-restrained, as a result of its policy to limit it capital spending to self-generated capital funds.

CRITICAL ACCOUNTING POLICIES

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates, assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and expense amounts reported. These estimates can also affect supplemental information contained in the external disclosures of the Company including information regarding contingencies, risk and financial condition. Management believes our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. Valuations based on estimates are reviewed for reasonableness and conservatism on a consistent basis throughout the Company. Primary areas where our financial information is subject to the use of estimates, assumptions and the application of judgment include our evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by us through future operations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

VALUATION OF LONG-LIVED AND INTANGIBLE ASSETS

The recoverability of these assets requires considerable judgment and is evaluated on an annual basis or more frequently if events or circumstances indicate that the assets may be impaired. As it relates to definite life intangible assets, we apply the impairment rules as required by SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” which requires significant judgment and assumptions related to the expected future cash flows attributable to the intangible asset. The impact of modifying any of these assumptions can have a significant impact on the estimate of fair value and, thus, the recoverability of the asset.

INCOME TAXES

We recognize deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities. We regularly review our deferred tax assets for recoverability and establish a valuation allowance based upon historical losses, projected future taxable income and the expected timing of the reversals of existing temporary differences. During fiscal year 2005-2006, we estimated the allowance on net deferred tax assets to be one hundred percent of the net deferred tax assets.

CHANGES IN FINANCIAL CONDITION

Three Months Ended March 31, 2006 as compared to the Three Months Ended March 31, 2005:

Net revenues for the three months ended March 31, 2006 and 2005 were $1,133,862 and $1,206,183, respectively. This reflects a decrease of $72,321 or 6% in the current year as compared to the three months ended March 31, 2005. The decrease is mainly attributable to the lower license fees and consulting fees. License fees decreased $77,834 or 32% and consulting fees decreased $182,374 or 39%. However, maintenance fees increased $113,885 or 242% and we added a new model during the prior year for using our leasing software, the application provider service (“ASP”) which contributed $76,011 and $0, respectively. Designed for entry-level customers, the solution can be deployed in under 60 days, with cost structures scaling commensurately with the customers operational needs. The ASP offering provides monthly hosting fees along with an initial implementation fee. The ASP solution is co-managed with Lease Dimensions of Portland Oregon.

During the quarter ended March 31, 2006, McCue Systems achieved the following sales objectives:

Key Equipment Finance - Significant Add-on Business
Chase Equipment Leasing - Significant Add-on Business

McCue Systems’ gross profit was $513,653 for the three months ended March 31, 2006 as compared with $593,323 for the previous year for a decrease of $79,670 or a 13.43%. The gross profit percentage decreased to approximately 45% for the three months ended March 31, 2006 compared to approximately 49% for the comparable period in the prior year. The total cost of revenues only increased $7,349 or 1.2%. The lower gross profit is a result of lower revenues.

Operating expenses were $642,819 and $509,499 for the three months ended March 31, 2006 and 2005, respectively. This reflects an increase of $133,320 or 26%. The increase is mainly attributable to increased selling and marketing expenses and professional fees. Selling and marketing expenses were $156,271 and $112,801, for the three months ended March 31, 2006 and 2005, respectively, an increase of $43,470. Professional services expense increased $80,826 to $85,296 in the three months ended March 31, 2006, from $4,470 in the comparable period in the prior year, included in the current year expense is $15,000 for audit fees not previously incurred.

Loss from operations was $129,166, compared to an income of $83,824 for the three months ended March 31, 2006 and 2005, respectively. This represents a decrease of $212,990.

Net loss was $118,686 compared to income of $85,939 for the three months ended March 31, 2006 and 2005, respectively. This is a decrease of $204,625.

The net earnings before interest, taxes, depreciation and amortization, (“EBITDA”) was a loss of $89,318 compared to income of $97,006 or a decrease of $186,324 after amortization and depreciation charges of $29,360 and $9,785, interest expense of $0 and $1,282, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

LIQUIDITY AND CAPITAL RESOURCES

McCue Systems’ cash position was $886,714 at March 31, 2006 compared to $542,415 at March 31, 2005.

The Company’s current assets as of March 31, 2006 were 85.36% of total assets, a 3% decrease from 88.68% as of March 31, 2005.

Net cash provided by operating activities amounted to $85,190 for the three months ended March 31, 2006, as compared to $47,558 for the comparable period in the prior year. The increase is mainly due to increased accounts receivable. Net cash used in investing activities for the purchase of property and equipment was $13,344 and $0 for the three months ended March 31, 2006 and 2005, respectively.

For the short term, McCue Systems continues to pursue its strategy of self-funding growth through its own retained earnings and cash reserves. This has been the company’s operating philosophy since 1989 and we have been able to operate within these constraints through a variety of economic conditions. This philosophy, while limiting growth, appears to management to be the most viable considering that there are limited funding alternatives for a private company of our size in our focused vertical market.

Management expects to continue to improve its cash position in the current and future quarters due to both closely managing expenses as well as generating ongoing revenues from its maintenance agreements, backlog of revenue to be delivered, Application Service Provider revenues as well as new license sales.

CHANGES IN FINANCIAL CONDITION

Year Ended December 31, 2005 as compared to the Year Ended December 31, 2004:

Net revenues for the years ended December 31, 2005 and 2004 were $5,647,637 and $4,527,814, respectively. This reflects an increase of $1,119,823 or 24.73% in the current year as compared to the year ended December 31, 2004. The increase is mainly attributable to new orders of licenses. License fees increased $661,752 or 91.48%. In addition, maintenance fees increased 11.72%. During the year, MSI undertook the development and deployment of its first customers under an Application Service Provider (ASP) model. Designed for entry-level customers, the solution deployed in under 60 days each with cost structures scaling commensurately with the customers operational needs. The ASP offering provides monthly hosting fees along with an initial implementation fee. The ASP solution is co-managed with LeaseDimensions of Portland Oregon.

During the year ended December 31, 2005, McCue Systems achieved the following revenue objectives:

License:	$1,385,103
Maintenance:	2,082,868
Consulting & Services:	1,694,357
Hardware Sales:	331,276
Application Service Provider:	154,033
Total Revenue	$5,647,637

During the year ended December 31, 2005, McCue Systems achieved the following sales objectives:

•	Hyundai Motor Finance Company - New Client
•	Continental Servicing - New Client
•	City National Bank - New Client
•	Provident Inventory Finance - New Client
•	National City Commercial Capital Corp - Significant User Addition
•	Key Equipment Finance - Significant User Addition

McCue Systems’ gross profit was $3,153,368 for the year ended December 31, 2005 as compared with $2,319,254 for the previous year for an increase of $834,114 or a 35.96% increase. The gross profit percentage increased to approximately 56% for the year ended December 31, 2005 compared to approximately 51% for previous year. Although our salaries, source code escrow fees, and travel increased, the pricing of our licensing and services and greater sales offset these increases.

Operating expenses were $2,553,477 for the year ended December 31, 2005 as compared to $2,416,743 for the previous year. This reflects an increase of $136,734 or 5.66&. The increase is mainly attributable to the one-time charge of $350,000 for settlement costs of litigation occurring over the past several years. Selling and marketing expenses were $523,053 and $764,032, for the year ended December 31, 2005 and 2004, respectively, a decrease of $240,979. The Company wrote-off as uncollectible bad debts of $20 in the current year compared to $27,044 for the prior year. Professional services expense increased $36,959 to $94,774 in the year ended December 31, 2005, from $57,815 in the previous year.

Income from operations was $599,891 compared to a loss of $97,489 for the years ended December 31, 2005 and 2004, respectively. This represents an increase of $697,380.

Net income was $646,218 compared to a loss of $71,794 for the years ended December 31, 2005 and 20054, respectively. This is an increase of $718,012.

The net earnings before interest, taxes, depreciation and amortization, ( “EBITDA”) income was $1,058,784 compared to $23,844 or an increase of $1,034,940 after amortization and depreciation charges of $58,005 and $87,516, interest expense of $4,561 and $8,122, and the non-recurring expense of $350,000 and $0, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

LIQUIDITY AND CAPITAL RESOURCES

McCue Systems’ cash position was $814,868 at December 31, 2005 compared to $494,857 at December 31, 2004.

The Company’s current assets as of December 31, 2005 were 85.39% of total assets, a 2% decrease from 87.38% as of December 31, 2004.

Net cash provided by operating activities amounted to $537,342 for the year ended December 31, 2005, as compared to $550,097 for the previous year. The decrease is mainly due to an increase in net income as well as decrease in unearned revenues and the one-time settlement charge for litigation of $350,000.

Net cash used in investing activities amounted to $153,210 for the year ended December 31, 2005, as compared to $194,579 for the previous year. The difference lies primarily in purchasing less property and equipment and capitalizing less development costs as intangible assets. The Company had purchases of property and equipment of $34,785 compared to $55,379 for the prior year.

Net cash used by financing activities amounted to $64,121 and $128,722 for the years ended December 31, 2005 and 2004, respectively, for the payment on loans.

McCue Systems continues to pursue its strategy of self-funding growth through its own retained earnings and cash reserves. This has been the company’s operating philosophy since 1989and we have been able to operate within these constraints through a variety of economic conditions. The Company’s Cash, Accounts Receivable (net of uncollectible accounts of $44,067) and Accounts Payable balances as of December 31, 2005 are $814,868, $1,050,570 and $633,656 respectively. The Company has accrued $350,000 at year-end as a reserve for the potential settlement of on-going litigation.

Management expects to continue to improve its cash position in the current and future quarters due to both closely managing expenses as well as generating ongoing revenues from its maintenance agreements, backlog of revenue to be delivered, Application Service Provider revenues as well as new license sales and sales of additional seats and modules to existing customers.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

Kabani & Company’s report on McCue’s financial statements for the fiscal years ended December 31, 2005 and December 31,2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of McCue's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 there were no disagreements, disputes, or differences of opinion with Kabani & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Kabani & Company would have caused Kabani & Company to make reference to the matter in its report.

INFORMATION ABOUT CQ SYSTEMS LTD. (NOW NETSOLCQ LTD.)

On January 19, 2005, the Company entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales (“CQ”), now NetSolCQ Ltd. (the “CQ SPA”). Established in 1986 as CQ Systems Ltd., and now part of the NetSol Technologies, Inc. group, NetSolCQ provides software and services to the financial services industry. NetSolCQ is a provider of software solutions to the asset, motor, consumer, wholesale and premium finance sectors with 75 banking, independent and captive finance house clients in the UK, Europe, Africa and Asia. NetSolCQ is located at Planet House North Heath Lane, Horsham West Sussex, RH 125QE, United Kingdom. Telephone number is 44-0-1403-282300. NetSol CQ leases approximately 6,570 square feet of office and computer space at the monthly rent of $10,989. The lease expires on June 23, 2011. NetSolCQ does not anticipate any difficulty in renewing this lease or acquiring substitute premises at the conclusion of the term.

SELECTED HISTORICAL FINANCIAL INFORMATION

We derived the historical information from the audited financial statements as of and for the years ended March 31, 2003 and 2004 and from the unaudited financial statements as of and for each of the nine months ended December 31, 2004 and 2003.

The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of NetSolCQ Ltd., NetSol Technologies, Inc. or the combined company.

CQ SYSTEMS LIMITED
SELECTED CONDENSED BALANCE SHEET DATA

	As of	As of	As of	As of
	March 31, 2004	March 31, 2003	Dec. 31, 2004	Dec. 31, 2003
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
ASSETS

Current Assets	£1,270,269	£931,158	£1,058,989	£1,237,982
Property & equipment, net	141,570	125,051	181,922	155,136
Total assets	£1,411,839	£1,056,209	£1,240,911	£1,393,118

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	£869,967	£721,739	£766,214	£746,980
Long-term liabilities	41,186	6,473	69,787	42,808
Stockholders' equity	500,686	327,997	404,910	603,330

Total liabilities and stockholders' equity	£1,411,839	£1,056,209	£1,240,911	£1,393,118

CQ SYSTEMS LIMITED
SELECTED CONDENSED STATEMENTS OF OPERATION DATA

	For the years		For the nine months
	Ended March 31,		Ended December 31,
	2004	2003	2004	2003
	(Audited)		(Unaudited)
Statement of Operations:
Revenues	£2,739,303	£2,471,477	£1,813,546	£2,014,630
Cost of Sales	1,082,577	1,069,974	99,572	954,969
Gross Profit	1,656,726	1,401,503	1,713,974	1,059,661

Operating Expenses	1,119,171	1,302,176	1,675,748	605,361
Income (loss) from operations	537,555	99,327	38,226	454,300

Other income	14,245	6,727	14,827	9,580
Income taxes	(141,049)	(29,076)	(10,080)	(82,833)

Net Income (loss)	£410,751	£76,978	£42,973	£381,047

Earnings Per Share:
Basic	$0.82	$0.15	$0.09	$0.76
Diluted	$0.82	$0.15	$0.09	$0.76

Weighted average number of shares outstanding:
Basic	500,000	500,000	500,000	500,000
Diluted	500,000	500,000	500,000	500,000

We have included CQ Systems financial information for the fiscal years preceding the acquisition of CQ Systems, Ltd. by NetSol Technologies. The acquisition closed in February 2005. All periods commencing with the period ending March 31, 2005 have been reported on a consolidated basis with the financial statements of NetSol Technologies, Inc.

Management's Discussion and Analysis Or Plan Of Operation

The following discussion is intended to assist in an understanding of the Company's financial position and results of operations for the nine months ending December 31, 2004. All amounts are presented in the local currency, British Pound Sterling.

Forward-Looking Information.

This report contains certain forward-looking statements and information relating to the Company that is based on the beliefs of its management as well as assumptions made by and information currently available to its management. When used in this report, the words "anticipate", "believe", "estimate", "expect", "intend", "plan", and similar expressions as they relate to the Company or its management, are intended to identify forward-looking statements. These statements reflect management's current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected. The Company's realization of its business aims could be materially and adversely affected by any technical or other problems in, or difficulties with, planned funding and technologies, third party technologies which render the Company's technologies obsolete, the unavailability of required third party technology licenses on commercially reasonable terms, the loss of key research and development personnel, the inability or failure to recruit and retain qualified research and development personnel, or the adoption of technology standards which are different from technologies around which the Company's business ultimately is built. The Company does not intend to update these forward-looking statements.

INTRODUCTION

CQ provides sophisticated accounting and administrative software, along with associated services, to leasing and finance companies located in Europe, Asia and Africa. The products include software modules for asset finance, consumer finance, motor finance, general finance and insurance premium finance. The modules provide an end-to-end contractual solution - from underwriting, contract administration and accounting, through asset disposal and remarketing. Customers include notable European companies such as Scania Finance GB, Close Consumer Finance Ltd, Broadcastle PLC, Bank of Scotland Equipment Finance and Deutsche Leasing Ltd.

CQ operates on a global basis helping our clients identify, evaluate, and implement technology solutions to meet their most critical business challenges and maximize their bottom line. The products include sophisticated software applications for the asset-based lease and financial institutions and through the company’s industry expertise, it is able to deliver high quality, cost-effective IT services, ranging from consulting and application development to systems integration.

The primary product offering ‘Enterprise Solution’ is the cornerstone of our forward product strategy and we have continued to enhance the product with both generic and customer-specific enhancements.

In recent periods we have delivered systems to DaimlerChrysler Capital Services across Europe, building on our presence within the European market. In the next year we intend to build on our strong client base by further penetrating the UK market and extending our sales efforts into Asia. Additionally, during the current year we have successfully implemented a new variant of our ‘Enterprise Systems’ within the Insurance Premium Finance sector and will be seeking further opportunities for this product.

In February 2005, we were acquired by NetSol Technologies, Inc., an IT products and service company based in the USA with Pakistan and Australia operations.

PLAN OF OPERATIONS
.
Management has set the following new goals for CQ Systems over the next twelve months:

•	Continue with the Product Roadmap project
•	Expand sales within Insurance Premium Finance market, building on success of recent major installations
•	Promote and achieve opportunities for data migration services
•	Expand presence within South Asia building on successful relationships achieved in Sri Lanka and Singapore
•	Build on sales opportunities in Barbados following first installation at Simpson Finance

MATERIAL TRENDS AFFECTING THE COMPANY

CQ Systems has identified the following material trends affecting the Company.

Positive trends:

•
CQ Systems position within the specialized UK market continues to build and improve. The company is recognized as a leading supplier of quality-driven software solutions and respected for its deliver capabilities.

•	Multiple Country installations in DaimlerChrysler have proven our ability to deliver on a broad geographic basis with integrity and on schedule.
•	Although the UK market continues to consolidate and would be considered mature, the company’s position within it is well received and recognized.
•	CQ Systems manpower base consists of experienced staff with specific leasing expertise and enjoys minimal wastage allowing us to maximize skills and efficiency leverage.
•	CQ Systems can expand into rapidly growing Asian markets by building on existing customer links and experience. This is not an unknown market for us.

Negative trends:
•
Wages costs for IT staff within the UK continues to be demand driven and expensive, impacting our profitability. Focus has to concentrate on maximizing efficiencies and skills available to provide differentiated and leading product.

•	Although CQ Systems is perceived as an experienced and integrity driven provider, the market views the company as a small company with lesser access to funding and expansion capability.
•	Shifts in UK leasing market trends through larger company consolidations may diminish the overall market size.

CRITICAL ACCOUNTING POLICIES

The consolidated US GAAP financial information contained in CQ Systems audited statements represent historical information, which previously was reported in accordance with United Kingdom GAAP and has been restated in accordance with US GAAP. The restatement to US GAAP has been performed at the request of the Directors of the company.

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and expense amounts reported. These estimates can also affect supplemental information contained in the external disclosures of the Company including information regarding contingencies, risk and financial condition. Management believes our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. Valuations based on estimates are reviewed for reasonableness and conservatism on a consistent basis throughout the Company. Primary areas where our financial information is subject to the use of estimates, assumptions and the application of judgment include our evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by us through future operations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

VALUATION OF LONG-LIVED AND INTANGIBLE ASSETS

The recoverability of these assets requires considerable judgment and is evaluated on an annual basis or more frequently if events or circumstances indicate that the assets may be impaired. As it relates to definite life intangible assets, we apply the impairment rules as required by SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” which requires significant judgment and assumptions related to the expected future cash flows attributable to the intangible asset. The impact of modifying any of these assumptions can have a significant impact on the estimate of fair value and, thus, the recoverability of the asset.

INCOME TAXES

We recognize deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities. We regularly review our deferred tax assets for recoverability and establish a valuation allowance based upon historical losses, projected future taxable income and the expected timing of the reversals of existing temporary differences. During fiscal year 2005-2006, we estimated the allowance on net deferred tax assets to be one hundred percent of the net deferred tax assets.

CHANGES IN FINANCIAL CONDITION

Nine Month Period Ended December 31, 2004 as compared to the Nine Month Period Ended December 31, 2003:

Net revenues for the nine months ended December 31, 2004 and 2003 were £1,813,546 and £2,014,630, respectively. This reflects a decrease of £201,084 or 9.98% in the current nine months as compared to the nine months ended December 31, 2003. During the nine months ended December 31, 2003 CQ Systems Limited secured a substantial contract with Cattles Commercial Finance to deliver a £0.5million solution which was delivered during the year. This project was complemented by the completion of a major installation at Singer and Friedlander Insurance Finance.

The first nine months of fiscal 2004 the Company secured several installation contracts with CHS, Aascent Finance, Orix Leasing and Kenya Commercial Bank. The phasing of these projects, some of which are expected to continue through fiscal 2005, has resulted in a decrease in revenue for the period, compared to the same period in fiscal 2003. CQ Systems Ltd expects the next quarter to supply higher revenues as installations are substantially progressed and that the annual revenue for the year ended March 31, 2005 should exceed the previous year.

The gross profit was £1,713,974 for the nine months ending December 31, 2004 as compared with £1,059,661 for the same period of the previous year. The gross profit percentage increased to 94.51% in the current fiscal year from 52.60% for the nine months ended December 31, 2003. This is mainly due to decreases in revenue and cost of sales.

The first nine months of 2004 the Company secured several installation contracts with CHS, Aascent Finance, Orix Leasing and Kenya Commercial Bank. The phasing of these projects, some of which are expected to continue through 2005, has resulted in a decrease in revenue for the period, compared to the same period in 2004. CQ Systems Ltd expects the next quarter to supply higher revenues as installations are substantially progressed and that the annual revenue to 31 March 2005 should exceed the previous year.

The decrease in cost of revenue is attributable to the accounting policy of CQ Systems at this time. At December 31, 2004 cost of revenue was comprised of purchases directly on the customers’ behalf and third party suppliers. Staff remuneration and benefits were defined as operating expenses, pending year end analysis of direct costs.

Operating expenses were £1,675,748 for the nine months ending December 31, 2004 as compared to £605,361, for the corresponding period last fiscal year for an increase of £1,070,387. The increase in operating costs is attributable to the accounting policy of CQ Systems at this time. At December 31, 2004 cost of revenue comprises purchases directly on the customers’ behalf and third party suppliers. Staff remuneration and benefits are defined as operating expenses, pending year end analysis of direct costs.

Income from operations was £38,225 compared to £454,300 for the nine months ended December 31, 2004 and 2003, respectively. This represents a decrease of £416,075 or 92% for the nine-month period compared to the prior year. This is directly due to a decrease in revenue over the two periods and is a reflection of the project phasing during the year. It is anticipated that by the end of next quarter (March 31, 2005) net revenue should exceed the previous year if projects remain on schedule. Also, third party supplier costs in relation to Aascent Finance installation were a significant additional cost above those of the previous period.

Net income was £42,972 for the nine months ended December 31, 2004 compared to £381,047 for the nine months ended March 31, 2003. This is a decrease of £338,075 or 89% compared to the prior year.

LIQUIDITY AND CAPITAL RESOURCES

The Company's cash position was £540,732 at December 31, 2004 compared to £562,326 at December 31, 2003.

Net cash provided by operating activities amounted to £14,993 for the nine months ended December 31, 2004, as compared to £291,331 for the comparable period last fiscal year. The decrease is mainly due to a decrease in net income as well as an increase in accounts receivable and accounts payable.

Net cash used by investing activities for the purchase of equipment amounted to £144,999 for the nine months ended December 31, 2004, as compared to £71,427 for the comparable period last fiscal year.

Net cash used by financing activities for the distribution of dividends amounted to £138,750 and £105,714 for the nine months ended December 31, 2004 and 2003, respectively.

CQ Systems Limited will make use of a loan facility with its bank should further funds be required, but does not anticipate requiring working capital beyond that provided by its bank balances and debtors for its plans for the financial year ending 31 March 2005.

CHANGES IN FINANCIAL CONDITION

Year Ended March 31, 2004 as compared to the Year Ended March 31, 2003:

Net revenues for the fiscal years ended March 31, 2004 and 2003 were £2,739,303 and £2,471,477, respectively. This reflects an increase of £267,826 or 10.84% in the current year as compared to the year ended March 31, 2003. The increase is attributable to increases in license and maintenance revenues of £143,000 and £174,000 respectively.

CQ Systems Limited has been successful in delivering a major installation at Insurance Premium Finance provider Singer and Friedlander Insurance Finance over the two years, representing a total £ 1.4 million in revenue in equal proportions across the periods in question.

During fiscal 2003 the company also completed the final installation in a major multi-country installation with DaimlerChrysler Capital Services as well as implementing two further Enterprise systems at Broadcastle PLC and Hanover Finance.

During fiscal 2004 CQ Systems secured a major contract with Cattles Commercial Finance to deliver a £0.5million solution which was delivered within the year.

Additionally, the company saw a significant increase of 25% in maintenance revenue (£ 175,000) for all products in the fiscal year ended March 31, 2004. This reflected an increase in the number of major installations and upgrades in the two years.

The gross profit was £1,656,726 for the fiscal year ended March 31, 2004 as compared with £1,401,503 for the fiscal year ended March 31, 2003. The gross profit percentage increased 3.77 % to 60.48% in the current fiscal year from 56.71% for the fiscal year ended March 31, 2003. The increase in gross profit over the two years is comprised of increases in license and maintenance revenues while the cost of sales has increased only marginally over the two years.

Operating expenses were £1,119,171 for the fiscal year ended March 31, 2004 as compared to £1,302,176, for the corresponding period last fiscal year for a decrease of £183,005. Operating expenses were comprised of the following for the years ended March 31, 2004 and 2003:

•	Directors salaries and fees	2004: £ 271,826	2003: £ 391,587
•	Operating salaries and pensions	2004: £ 209,809	2003: £ 258,448
•	Advertising and Marketing	2004: £ 52,754	2003: £ 26,532
•	Depreciation	2004: £ 70,992	2003: £ 98,513
•	Other operating costs	2004: £ 248,230	2003: £ 250,618

The decrease in directors’ salaries and fees and operating salaries of £168,400 is mainly attributable to a change in remuneration policy for shareholders to a performance related dividend basis.

Income from operations was £537,554 compared to £99,326 for the fiscal years ended March 31, 2004 and 2003, respectively. This represents an increase of £438,228. This is directly due to an increase in gross profit over the two years comprising increased in license and maintenance together with a decrease in directors salaries and fees and operating salaries of £168,400, mainly attributable to a change in remuneration policy for shareholders to a performance related dividend basis.

Net income was £410,750 for the fiscal year ended March 31, 2004 compared to £76,977 for the fiscal year ended March 31, 2003. This is an increase of £333,773 compared to the prior year.

LIQUIDITY AND CAPITAL RESOURCES

The Company's cash position was £809,488 at March 31, 2004 compared to £448,136 at March 31, 2003.

Net cash provided by operating activities amounted to £673,458 for the fiscal year ended March 31, 2004, as compared to £105,959 for the fiscal year ended March 31, 2003. The increase is mainly due to an increase in net income as well as a decrease in accounts receivable and accounts payable.

Net cash used by investing activities for the purchase of equipment amounted to £97,106 and £27,462 for the fiscal years ended March 31, 2004 and 2003, respectively.

Net cash used by financing activities for the distribution of dividends amounted to £215,000 and £0 for the fiscal years ended March 31, 2004 and 2003, respectively.

CQ Systems Limited will make use of a loan facility with its bank should further funds be required, but does not anticipate requiring working capital beyond that provided by its bank balances and debtors for its plans for the financial year ending 31 March 2005.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

CMB Parntership’s report on CQ Systems, Ltd.’s financial statements for the fiscal years ended March 31, 2005 and March 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of CQ Systems, Ltd’s financial statements for the fiscal years ended March 31, 2005 and March 31, 2004 there were no disagreements, disputes, or differences of opinion with CMB Partnership on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of CMB Partnership would have caused CMB Partnership to make reference to the matter in its report.

(Proposal No. Two)

APPROVAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PERMIT
THE BOARD OF DIRECTORS TO DESIGNATE BY RESOLUTION ACCORDING TO NEVADA
REVISED STATUTES 78.1955 THE POWERS, PREFERENCES AND RELATIVE RIGHTS OF
PREFERRED STOCK AND QUALITIFCATIONS, LIMITATIONS
AND RESTRICTIONS THEREOF

The articles of incorporation of the Company authorize the issuance of up to 5 million shares of preferred stock.

Nevada Revised Statutes section 78.1955 states in pertinent part that “. . .If the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series of stock have been established by a resolution of the board of directors pursuant to a provision in the articles of incorporation, a certificate of designation setting forth the resolution and stating the number of shares for each designation must be signed by an officer of the corporation and filed with the Secretary of State. A certificate of designation signed and filed pursuant to this section must become effective before the issuance of any shares of the class or series. . .”

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on March 20, 2002, the articles of incorporation were amended to permit the board of directors to designate by resolution the voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock.

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on August 12, 2003, the provision of Article III of the Articles of Incorporation providing such powers to the board of directors was inadvertently omitted.

The grant of such powers is necessary to permit the board of directors to by resolution assign the voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A 7% Cumulative Convertible Preferred Stock contemplated to be issued if shareholder approval of proposal number one is acquired.

The Convertible Notes will convert into the preferred stock following stockholder approval (the “Preferred Stock”). To date, no shares of the Company’s preferred stock have been issued. We are seeking your approval to amend the articles of incorporation to permit the board of directors to designate the rights and privileges of the preferred stock. The Preferred Stock contemplated to be issued in the Financing (which certificate of designation is attached to Annex E and which will be filed with the Nevada Secretary of State only upon approval of the proposals set forth in this Proxy) are convertible into shares of common stock at such time and at such value as is set forth in the Certificate of Designation. The initial conversion value shall be $1.65. The conversion value is subject to adjustment as set forth in the Certificate of Designation. The conversion price is adjusted for dividends subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company issued at an effective per share selling price which is the less than the greater of the fair market price or the conversion value as of the issuance date. If the issued value is less than the greater of the fair market price or the conversion value, then a new conversion value is reached by multiplying the conversion value then in effect by a fraction of the number of shares of common stock outstanding immediately prior to the issuance plus the number of shares issued at the new issuance price and, the number of shares issued and outstanding immediately after such date. By way of example only, let’s say that the Company issues 100,000 shares at $1.50, a number which is less than the initial conversion value of $1.65. Let’s also say for purposes of this example only that prior to this issuance there were 16,100,000 shares of common stock of the Company issued and outstanding. The initial conversion value would be adjusted by multiplying $1.65 by .997568 (the fraction 16,100,000 plus 60,606 (the number of shares that $100,000 would purchase at the initial conversion price of $1.65), or 16,60,606, divided by 16,200,000 (the number of shares issued and outstanding after the issuance). This example results in a reduction of the conversion value to $1.6459. No adjustment occurs for any issuance or sales outstanding prior to the Financing, or to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The holders of the Preferred Stock are entitled to receive cumulative dividends at the rate of 7% per annum from the date of issuance of each share until paid. The dividends may be paid, at the Company’s option, in cash or in shares of common stock in arrears on the first business day of each calendar quarter of each year. The Company may force a conversion of the Preferred Stock in the event that the market price of the Company’s common stock is greater than 200% of the conversion value. If any shares of the Preferred Stock remain outstanding on June 15, 2009, the Company shall redeem such shares for an amount in cash equal to the liquidation preference plus all accrued but unpaid dividends. Anti-dilution protection is afforded to the holders by providing for an adjustment of the conversion price in certain circumstances. The conversion price is adjusted for dividends subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company issued at an effective per share selling price (as defined below) which is less than the greater of (I) the closing sale price per share of the Common Stock on the principal market on which the Common Stock is traded the trading day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the conversion value, then in each such case the conversion value in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the conversion value then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Corporation for such additional shares would purchase at such Fair Market Price or conversion value, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Corporation outstanding immediately after such issue or sale. The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on June 15, 2006, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Preferred Stock bears voting rights in an amount equal to the conversion value of the preferred stock into common stock, without giving effect to any anti-dilution provisions of the Preferred Stock. Conversion of the Preferred Stock is subject to beneficial ownership caps of from 4.9% to 9.9% of the total number of shares of common stock of the Company then issued and outstanding

The Company proposes to amend Article III of the Articles of Incorporation to add the following provisions:

“The board of directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for issuance of all or any shares of the Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the Nevada Revised Statutes (as amended from time to time, the “NRS”), including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at any time or times and at such price or prices: (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (vi) entitled to vote separately or together with any other series or class of stock of the Corporation; or (v) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.”

The amendment of the articles requires the affirmative vote of a majority of shares represented and voting, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF ARTICLES OF INCORPORATION TO INCLUDE THE POWER OF THE BOARD OF DIRECTORS BY RESOLUTION TO DESIGNATE THE RIGHTS AND PRIVILEGES OF THE PREFERRED STOCK AS PROVIDED FOR BY NEVADA REVISED STATUTES 78.1955.

Other Matters

The Board of Directors of the Company does not intend to present any business at the Special Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Special Meeting. However, on all matters properly brought before the Special Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

It is important that your shares are represented and voted at the Special Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

Dated: September 15, 2006
Calabasas, California

BY ORDER OF THE BOARD OF DIRECTORS

Najeeb Ghauri
Chairman

Index to Financial Statements

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES FOR THE PERIOD ENDED MARCH 31, 2006
(UNAUDITED)	64

Consolidated Balance Sheet	64
Consolidated Statement Of Operations	65
Consolidated Statement Of Cash Flows	66
Notes To Consolidated Financial Statements	68

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES FOR THE YEAR ENDED JUNE 30, 2005	83

Report of Independent Registered Public Accounting Firm	83
Consolidated Balance Sheet as of June 30, 2005	84
Consolidated Statements of Operations for the Years Ended June 30, 2005 and 2004	85
Consolidated Statements of Stockholders’ Equity for the Years Ended
June 30, 2005 and 2004	87
Consolidated Statements of Cash Flows for the Years Ended June 30, 2005 and 2004	88
Notes to Consolidated Financial Statements	90

MCCUE SYSTEMS, INC. FOR THE QUARTER ENDED MARCH 31, 2006 (UNAUDITED)	119
Balance Sheet	119
Liabilities and Stockholders’ Deficit	119
Statement of Operations	120
Statement of Cash Flows	121
Notes to Financial Statements	123

MCCUE SYSTEMS, INC. FOR THE YEAR ENDED DECEMBER 31, 2005	134
Report of Independent Registered and Public Accounting Firm	134
Balance Sheet	135
Liabilities and Stockholders’ Deficit	135
Statement of Operations	136
Statement of Stockholders’ Deficit	137
Statement of Cash Flows	138
Notes to Financial Statements	140

NETSOL TECHNOLOGIES, INC. PRO FORMAS WITH MCCUE SYSTEMS, INC.	151
FOR THE PERIOD ENDED MARCH 31, 2006 (UNAUDITED)
Statement of Financial Conditions	152
Statement of Operations	154

NETSOL TECHNOLOGIES, INC. PRO FORMAS WITH MCCUE SYSTEMS, INC.
FOR THE YEAR ENDED JUNE 30, 2005 (UNAUDITED)	155
Statement of Financial Conditions	156
Statement of Operations	158

CQ SYSTEMS, LTD. FOR THE NINE MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)	159
Consolidated Balance Sheet	159
Consolidated Statement of Shareholders’ Equity	159
Consolidated Statement of Income and Retained Earnings	160
Consolidated Statement of Comprehensive Income	160
Consolidated Statement of Cash Flows	161
Notes to Consolidated Financial Statements	163

CQ SYSTEMS, LTD. FOR THE YEAR ENDED MARCH 31, 2004	167
Report of Board of Directors	167
Auditor’s Report	168
Consolidated Balance Sheet	169
Consolidated Statement of Shareholders’ Equity	169
Consolidated Statement of Income and Retained Earnings	170
Consolidated Statement of Comprehensive Income	170
Consolidated Statement of Cash Flows	171
Notes to Consolidated Financial Statements	173

NETSOL TECHNOLOGIES, INC. PRO FORMAS WITH CQ SYSTEMS, LTD.
FOR THE PERIOD ENDED DECEMBER 31, 2004 (UNAUDITED)	178
Statement of Financial Condition	179
Statement of Operations	181

NETSOL TECHNOLOGIES, INC. PRO FORMAS WITH CQ SYSTEMS, LTD.
FOR THE YEAR ENDED JUNE 30, 2004 (UNAUDITED)	182
Statement of Financial Condition	183
Statement of Operations	185

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET — MARCH 31, 2006
(UNAUDITED)
ASSETS
Current assets:
Cash and cash equivalents	$2,390,245
Certificates of deposit	2,098,003
Accounts receivable, net of allowance for doubtful accounts of $80,000	5,810,972
Revenues in excess of billings	3,416,762
Other current assets	2,067,396
Total current assets		15,783,378
Property and equipment, net of accumulated depreciation		6,425,581
Intangibles:
Product licenses, renewals, enhancements, copyrights,
trademarks, and tradenames, net	4,623,098
Customer lists, net	1,083,528
Goodwill	1,166,611
Total intangibles		6,873,237
Total assets		$29,082,196

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,022,585
Current portion of notes and obligations under capitalized leases	1,076,757
Billings in excess of revenues	300,029
Due to officers	83,021
Deferred liability	313,397
Loans payable, bank	755,095
Total current liabilities		5,550,884
Obligations under capitalized leases, less current maturities		118,079
Total liabilities		5,668,963
Minority interest		1,385,010
Commitments and contingencies

Stockholders' equity:
Common stock, $.001 par value; 45,000,000 share authorized;
15,142,185 issued and outstanding	15,142
Additional paid-in-capital	52,584,940
Treasury stock	(27,197)
Accumulated deficit	(29,968,384)
Stock subscription receivable	(372,688)
Common stock to be issued	116,000
Other comprehensive loss	(319,590)
Total stockholders' equity		22,028,223
Total liabilities and stockholders' equity		$29,082,196

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three Month Periods		For the Nine Month Periods
	Ended March 31,		Ended March 31,
	2006	2005	2006	2005
	(restated)		(restated)
Net revenues	$5,045,827	$3,190,918	$14,040,185	$7,972,450
Cost of revenues	2,318,529	1,342,216	5,962,913	2,943,871
Gross profit	2,727,298	1,848,702	8,077,272	5,028,579

Operating expenses:
Selling and marketing	444,472	219,399	1,190,906	474,099
Depreciation and amortization	594,385	384,649	1,711,771	1,007,789
Settlement costs	-	-	15,953	43,200
Bad debt expense	19,561	-	27,289	-
Salaries and wages	597,636	453,226	1,686,726	1,248,447
Professional services, including non-cash
compensation	126,806	112,830	365,152	368,135
General and adminstrative	675,339	462,421	1,850,885	1,011,653
Total operating expenses	2,458,199	1,632,525	6,848,682	4,153,323
Income from operations	269,099	216,177	1,228,590	875,256
Other income and (expenses)
Gain (Loss) on sale of assets	(38,624)	-	(34,014)	(620)
Beneficial conversion feature	(2,628)	(3,941)	(14,389)	(205,906)
Fair market value of warrants issued	(12,016)	-	(21,505)	(249,638)
Gain on forgiveness of debt	1,318	49,865	8,294	239,506
Interest expense	(75,015)	(47,356)	(240,900)	(177,356)
Interest income	93,376	11,181	272,417	12,978
Other income and (expenses)	(2,484)	(10,287)	(57,129)	28,013
Income taxes	(24,080)	(58,787)	(90,891)	(61,260)
Total other expenses	(60,153)	(59,325)	(178,117)	(414,283)
Net income before minority interest in sub subsidiary	208,946	156,852	1,050,473	460,973
Minority interest in subsidiary	(187,127)	(29,994)	(699,872)	(15,735)
Net income	21,819	126,858	350,601	445,238
Other comprehensive (loss)/gain:
Translation adjustment	(115,740)	(11,252)	201,100	(219,660)
Comprehensive income (loss)	$(93,921)	$115,606	$551,701	$225,578

Net income per share:
Basic	$0.00	$0.01	$0.02	$0.04
Diluted	$0.00	$0.01	$0.02	$0.03

Weighted average number of shares outstanding
Basic	14,852,941	12,704,226	14,267,690	10,937,910
Diluted	15,278,168	15,642,431	14,692,917	13,750,981

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Nine Month Periods
	Ended March 31,
	2006	2005
	(Restated)
Cash flows from operating activities:
Net income from continuing operations	$350,601	$445,238
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation and amortization	1,988,501	1,258,891
Provision for uncollectible accounts	27,289	-
Gain on settlement of debt	(8,294)	(239,506)
Loss on sale of assets	34,014	620
Minority interest in subsidiary	699,872	15,735
Stock issued for services	165,270	89,065
Fair market value of options and warrants granted	25,618	249,638
Beneficial conversion feature	14,389	205,906
Changes in operating assets and liabilities:
Increase in assets:
Accounts receivable	(1,931,901)	(2,568,139)
Other current assets	(2,593,864)	(1,701,031)
Decrease in liabilities:
Accounts payable and accrued expenses	491,148	394,862
Deferred Liability	-	1,115,312
Net cash used in operating activities	(737,357)	(733,409)
Cash flows from investing activities:
Purchases of property and equipment	(2,063,284)	(804,115)
Sales of property and equipment	111,417	86,988
Proceeds/(Purchases) of certificates of deposit - net	(1,892,523)	341,403
Increase in intangible assets - development costs	(726,408)	(4,071,950)
Capital investments in minority interest of subsidiary	-	537,803
Cash brought in at acquisition	2,132	145,297
Net cash used in investing activities	(4,568,666)	(3,764,574)
Cash flows from financing activities:
Proceeds from sale of common stock	1,400,000	1,512,000
Proceeds from the exercise of stock options	384,062	999,224
Capital contributed from sale of subsidary stock	4,031,001	1,589,974
Purchase of treasury shares	-	(51,704)
Proceeds from loans	-	1,503,273
Capital lease obligations & loans (net)	417,678	(366,092)
Net cash provided by financing activities	6,232,741	5,186,675
Effect of exchange rate changes in cash	91,800	36,175
Net increase in cash and cash equivalents	1,018,518	724,867
Cash and cash equivalents, beginning of period	1,371,727	871,161
Cash and cash equivalents, end of period	$2,390,245	$1,596,028

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(UNAUDITED)

	For the Nine Month Periods
	Ended March 31,
	2006	2005
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$206,141	$92,631
Taxes	$12,454	$72,870

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for services and compensation	$101,190	$141,010
Common stock issued for accrued expenses and accounts payable	$64,078	$31,968
Common stock issued for conversion of convertible debenture	$150,000	$1,050,000
Common stock issued for settlement of debt	$-	$45,965
Common stock issued for payment of note payable and related interest	$71,018	$-
Common stock issued for acquisition of product license	$-	$91,600
Common stock issued for acquisition of subsidiary	$-	$1,676,795

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The Company designs, develops, markets, and exports proprietary software products to customers in the automobile finance and leasing, banking and financial services industries worldwide. The Company also provides consulting services in exchange for fees from customers.

The consolidated condensed interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these consolidated condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s amended annual report on Form 10-KSB/A for the year ended June 30, 2005. The Company follows the same accounting policies in preparation of interim reports. Results of operations for the interim periods are not indicative of annual results.

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, NetSol Technologies (PVT), Ltd. (“PK Tech”), NetSol (PVT), Limited (“PK Private”), NetSol Abraxas Australia Pty Ltd. (“NetSol Abraxas”), NetSol Technologies UK, Ltd. (“NetSol UK”), and CQ Systems Ltd.(“CQ Systems”), as well as the subsidiaries in which the Company owns a controlling percentage, NetSol CONNECT (PVT), Ltd. (now, NetSol Akhter Pvt. Ltd.) (“Connect”), TiG-NetSol (Pvt) Ltd. (“NetSol-TiG”), and Talk Trainers (Private) Limited (“Talk Trainers”). All material inter-company accounts have been eliminated in consolidation.

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform to report classifications of the current year.

NOTE 2 - USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - NEW ACCOUNTING PRONOUNCEMENTS:

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the consolidated financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

NOTE 4 - NET INCOME PER SHARE:

Net income per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. Basic net income per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

 The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the nine months ended March 31, 2006	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$350,601	14,267,690	$0.02
Effect of dilutive securities
Stock options		423,865
Warrants		1,362
Diluted earnings per share	$350,601	14,692,917	$0.02

For the nine months ended March 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$445,238	10,937,910	$0.04
Effect of dilutive securities
Stock options		1,981,309
Warrants		831,761
Diluted earnings per share	$445,238	13,750,980	$0.03

NOTE 5 - FOREIGN CURRENCY:

The accounts of NetSol Technologies UK, Ltd., and CQ Systems use the British Pound; NetSol Technologies, (PVT), Ltd, NetSol (Pvt), Limited, NetSol Connect PVT, Ltd., NetSol-TiG, and Talk Trainers use Pakistan Rupees; and NetSol Abraxas Australia Pty, Ltd. uses the Australian dollar as the functional currencies. NetSol Technologies, Inc., and subsidiary NetSol USA, Inc., use the U.S. dollars as the functional currencies. Assets and liabilities are translated at the exchange rate on the balance sheet date, and operating results are translated at the average exchange rate throughout the period. Accumulated translation losses of $319,590 at March 31, 2006 are classified as an item of accumulated other comprehensive loss in the stockholders’ equity section of the consolidated balance sheet. During the nine months ended March 31, 2006 and 2005, comprehensive income (loss) in the consolidated statements of operation included translation income of $201,100 and loss of $219,660, respectively.

NOTE 6 - RESTRICTED CASH

During the quarter ended December 31, 2005 the Company established a Letter of Credit with its bank in the amount of $206,900 for the purpose of purchasing a third-party software package to be used in a project for one of its customers. The funds were transferred into a separate bank account and were to be released to the vendor when certain criteria were met. During the quarter ended March 31, 2006, the conditions were met and the funds were released to the vendor.

NOTE 7 - OTHER CURRENT ASSETS

Other current assets consist of the following at March 31, 2006:

Prepaid Expenses	$ 1,054,961
Advance Income Tax	191,343
Employee Advances	52,044
Security Deposits	82,496
Other Receivables	595,037
Other Assets	91,515

Total	$ 2,067,396

In August 2004, the Company entered into a two-year consulting agreement with a non-related third party whereby the Company agreed to pay the consultant a total of 100,000 shares of its common stock valued at $111,920. This has been recorded as a prepaid expense and is being amortized over the life of the service agreement. During the nine months ended March 31, 2006 and 2005, $41,700 and $34,975 was expensed respectively.

NOTE 8 - DEBTS

NOTES PAYABLE

Notes payable as of March 31, 2006 consist of the following:

	Balance at	Current	Long-Term
Name	3/31/06	Maturities	Maturities
A. Zaman Settlement	$16,300	$16,300	$-
D&O Insurance	129,882	129,882	-
Professional Liability Insurance	2,640	2,640	-
Noon Group	555,390	555,390	-
Gulf Crown	250,000	250,000	-
Subsidiary Capital Leases	122,545	122,545	-

	$1,076,757	$1,076,757	$-

In June 2002, the Company signed a settlement agreement with a former employee for payment of past services rendered. The Company agreed to pay the employee a total of $75,000. The agreement calls for monthly payments of $1,500 per month until paid. The balance owing at June 30, 2005 and March 31, 2006 was $16,300. The entire balance has been classified as a current liability in the accompanying consolidated financials statements.

In February 2005, the Company received a loan from Noon Group in the amount of $500,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the nine months ended March 31, 2006, $36,596 of accrued interest was recorded for this loan. Total accrued interest added to the loan at March 31, 2006 was $55,390. In March, 2006, the note was extended for another year.

In February 2005, the Company received a loan from Gulf Crown Investments in the amount of $250,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the nine months ended March 31, 2006, $18,298 of accrued interest was recorded for this loan. On March 31, 2006, the total accrued interest of $27,695 was paid to the note holder. On April 12, 2006, the principle of the note was paid to the note holder.

In May 2005, the Company executed a note in favor of Maxim Group, LLC (“Maxim”) in the amount of $250,000. The funds were due as compensation for mergers and acquisition related services provided by Maxim Group, LLC, in connection with the CQ Systems Ltd. transaction. The note was due on July 25, 2005 and carries an interest rate of 12% starting on the due date and increases 1.5% per month thereafter. The note called for $150,000 to be paid with 80,214 shares the Company’s common stock and the balance of $100,000 to be paid in cash. In May 2005, the shares were issued. In addition, the loan called for $3,000 worth of additional shares for each month that the shares are not registered after the 120 day maturity date and a $10,000 penalty for late payment. On October 3, 2005, the Company paid Maxim $50,000 cash, and issued a total of 36,606 shares valued at $71,018 for the balance of the note of $50,000, accrued interest of $2,453 and penalties of $16,000.

In October 2005, the Company renewed its professional liability insurance for which the annual premium is $8,050. The Company has arranged for financing with the insurance company with a down payment of $1,610 and ten monthly payments of $674 each. During the nine months ended March 31, 2006, the Company paid $3,800. The balance owing at March 31, 2006 was $2,640 and is classified as a current liability in the accompanying consolidated financials statements.

In January 2006, the Company renewed its directors and officers’ liability insurance for which the annual premium is $185,000. In January 2006, the Company arranged financing with AFCO Credit Corporation with a down payment of $19,007 with the balance to be paid in nine monthly installments of $19,007 each. The balance owing as of March 31, 2006 was $129,881.

In addition, the various subsidiaries had current maturities of capital leases of $122,545 as of March 31, 2006.

BANK NOTE

The Company’s Pakistan subsidiaries, NetSol Technologies (Private) Ltd., and NetSol (Private) Ltd., each have one loan with a bank, secured by the Company’s assets. These notes consist of the following as of March 31, 2006:

TYPE OF	MATURITY	INTEREST	BALANCE
LOAN	DATE	RATE	USD

Export Refinance	Every 6 months	8%	$665,779
Line of Credit	December 31, 2006	11%	89,316

Total			$755,095

DUE TO OFFICERS

The officers of the Company from time to time loan funds to the Company. As of June 30, 2005, the officers had a balance owing to them of $47,636. One of the officers has deferred the increase in his wages. During the nine months ended March 31, 2006, $37,500 of accrued wages was added to the balance due to officers and $30,464 was remitted to one officer against the amounts owing to him. The balance owing as of March 31, 2006 was $47,172. In addition, an officer of Talk Trainers had $35,849 owed to him as of March 31, 2006.

NOTE 9 - STOCKHOLDERS’ EQUITY:

EQUITY TRANSACTIONS

Private Placements

In August 2004, the Company sold 190,476 shares of the Company’s common stock for $200,000 in a private placement. Of this amount $91,500 had been received during the fiscal year ended June 30, 2005 and a total of 87,143 shares were issued to the purchaser. The remaining balance of $108,500 or 103,333 shares are shown as “Shares to Be Issued” on the accompanying financial statements.

In January 2006, the Company sold 933,334 shares of the Company’s common stock for $1,400,000 in a private placement.

Services, Accrued Expenses and Payables

During the nine months ended March 31, 2006, the Company issued 5,500 restricted Rule 144 common shares in exchange for services rendered valued at $9,957. Compensation expense was calculated based upon the fair market value of the freely trading shares as quoted on NASDAQ over the service period.

In July 2004, the Board of Directors and officers were granted the right to receive shares of the Company’s common stock if certain conditions were met during their 2004 - 2005 term of office. These conditions were met and a total of 28,000 restricted Rule 144 common shares were issued in August 2005 and 11,000 shares were issued in March 2006. The shares were valued at the fair market value at the date of grant of $57,034 or $1.46 per share.

In October 2005, the Company issued 36,607 restricted Rule 144 common shares valued at $71,018 in payment of $50,000 in principal, $16,000 in penalties and $2,453 in accrued interest on a note payable (see Note 7).

In October 2005, the Company entered into an agreement with a vendor whereby the Company issued the vendor 27,231 shares valued at $52,828 for the payment of outstanding invoices in the amount of $50,923. As a result, the Company recorded a loss on settlement of debt in the amount of $1,905.

In October 2005, the Company entered into an agreement with a vendor whereby the Company agreed to issue $2,500 worth of stock per month as payment for services rendered. The stock is to be issued after the end of each quarter. The Company issued 3,983 shares of its common stock during the quarter ended March 31, 2006 for the previous quarter services and recorded 3,772 shares of common stock valued at $7,500 to “Stock to Be Issued” under this agreement during the quarter ended March 31, 2006.

In March 2006, the Company entered into an agreement with a former consultant whereby the Company agreed to issue the consultant 10,000 restricted Rule 144 shares of its common stock valued at $19,200 for past services.

Stock Options and Warrants Exercised

During the nine months ended March 31, 2006, the Company issued 175,000 shares of its common stock for the exercise of options valued at $195,000. Of these, $52,500 has been recorded as “Stock Subscription Receivable”.

Issuance of Shares for Conversion of Debt

During the quarter ended September 30, 2005, one of the convertible debenture holders elected to convert their note into common stock. The total of the note converted was $50,000 and the Company issued 26,882 shares of its common stock to the note holder.

During the quarter ended March 31, 2005, two of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $100,000 and the Company issued 53,764 shares of its common stock to the note holders.

STOCK SUBSCRIPTION RECEIVABLE

Stock subscription receivable represents stock options exercised and issued that the Company has not yet received the payment from the purchaser as they were in process when the quarter ended.

The balance at June 30, 2005 was $616,650. During the nine months ended March 31, 2006, the Company received a total of $252,812 as payment on the receivable and recorded $52,500 as receivable. The Company also recorded the cancellation of $43,650 due as a charge to additional paid-in capital as a result of a review of the records when the amount was recorded in 2000. It was determined the amount was not due and therefore was cancelled. The balance at March 31, 2006 was $372,688.

COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following during the nine months ended March 31, 2006:

		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding and exercisable, June 30, 2005	5,038,000	$0.75 to $5.00	655,280	$1.75 to $5.00
Granted	1,322,250	$1.65 to $2.89	40,323	$3.30
Exercised	(175,000)	$0.75 to $1.75	-
Expired	-		-
Outstanding and exercisable, March 31, 2006	6,185,250		695,603

During the nine months ended March 31, 2006, a total of 1,320,000 options were granted to employees of the Company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. The exercise price of the options ranges from $1.65 to $2.89. No expense was recorded for the granting of these options.

During the nine months ended March 31, 2006, a total of 2,500 options were granted to a consultant and are fully vested from the date of grant. The options expire in ten years and have an exercise price of $1.98 per share. The options were valued using the fair value method at $4,113 or $1.65 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	10 years
Expected volatility	82%
Dividend yield	0%

During the nine months ended March 31, 2005, 714,000 options were granted to employees of the company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. No expense was recorded for the granting of these options.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for nine months ended March 31, 2006 and 2005 as follows:

	2006	2005
Net income - as reported	$350,601	$445,238
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(1,496,750)	(313,195)

Pro forma net loss	$(1,146,149)	$132,043

Earnings per share:
Basic, as reported	0.02	0.04
Diluted, as reported	0.02	0.03

Basic, pro forma	(0.08)	0.01
Diluted, pro forma	(0.08)	0.01

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant based on the following assumptions:

Risk-free interest rate	3.25%
Expected life	10 years
Expected volatility	54% - 57%
Dividend yield	0%

During the quarter ended September 30, 2005, one debenture holder converted their note into common stock. As part of the conversion, warrants to purchase a total of 13,441 common shares were issued to the note holder. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $9,489 or $0.71 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	56%
Dividend yield	0%

During the quarter ended March 31, 2006, two debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 26,882 common shares were issued to the note holders. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $12,016 or $0.45 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	44%
Dividend yield	0%

NOTE 10 - INTANGIBLE ASSETS:

Intangible assets consist of product licenses, renewals, enhancements, copyrights, trademarks, trade names, customer lists and goodwill. The Company evaluates intangible assets, goodwill and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. Potential impairment of goodwill after July 1, 2002 has been evaluated in accordance with SFAS No. 142. The SFAS No. 142 is applicable to the financial statements of the Company beginning July 1, 2002.

As part of intangible assets, the Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Thereafter, all software development costs are capitalized and reported at the lower of unamortized cost or net realizable value. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount by which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Product licenses and customer lists were comprised of the following as of March 31, 2006:

	Product Licenses	Customer Lists	Total
Intangible asset - June 30, 2005	$8,799,323	$3,294,758	$12,094,081
Additions	688,341	-	688,341
Effect of translation adjustment	(27,040)	-	(27,040)
Accumulated amortization	(4,837,526)	(2,211,230)	(7,048,756)
Net balance - March 31, 2006	$4,623,098	$1,083,528	$5,706,626

Amortization expense:
Nine months ended March 31, 2006	$1,048,591	$471,465	$1,520,056
Nine months ended March 31, 2005	$645,942	$258,696	$904,638

The above amortization expense includes amounts in “Cost of Goods Sold” for capitalized software development costs of $56,528 and $40,014 for the nine months ended March 31, 2006 and 2005, respectively.

Amortization expense of intangible assets over the next five years is as follows:

	FISCAL PERIOD ENDING
Asset	3/31/06	3/31/07	3/31/08	3/31/09	3/31/10	TOTAL
Product Licences	$761,903	$591,872	$589,722	$510,507	$-	$2,454,004
Customer Lists	315,348	263,376	263,376	241,428	-	1,083,528

	$1,077,251	$855,248	$853,098	$751,935	$-	$3,537,532

There were no impairments of the goodwill asset in the nine months ended March 31, 2006 and 2005.

NOTE 12 - LITIGATION:

To the best knowledge of Company’s management and counsel, there is no material litigation pending or threatened against the Company.

NOTE 13 - SEGMENT INFORMATION

The following table presents a summary of operating information and certain year-end balance sheet information for the nine months ended March 31:

	2006	2005
Revenues from unaffiliated customers:	(restated)
North America	$45,250	$295,725
International	13,994,935	7,676,725
Consolidated	$14,040,185	$7,972,450

Operating loss:
North America	$(2,623,075)	$(1,932,368)
International	3,851,665	2,807,624
Consolidated	$1,228,590	$875,256

Identifiable assets:
North America	$5,679,763	$6,568,062
International	23,402,433	15,241,710
Consolidated	$29,082,196	$21,809,772

Depreciation and amortization:
North America	$1,445,977	$860,330
International	542,524	147,460
Consolidated	$1,988,501	$1,007,790

Capital expenditures:
North America	$-	$-
International	2,177,827	624,703
Consolidated	$2,177,827	$624,703

NOTE 14 - MINORITY INTEREST IN SUBSIDIARY

NetSol Connect:

In August 2003, the Company entered into an agreement with United Kingdom based Akhter Group PLC (“Akhter”). Under the terms of the agreement, Akhter Group acquired 49.9 percent of the Company’s subsidiary; Pakistan based NetSol Connect PVT Ltd. (“Connect”), an Internet service provider (“ISP”), in Pakistan through the issuance of additional Connect shares. As part of this Agreement, Connect changed its name to NetSol Akhter. The partnership with Akhter Computers is designed to rollout connectivity and wireless services to the Pakistani national market. On signing of this Agreement, the Shareholders agreed to make the following investment in the Company against issuance of shares of Connect.

Akhter	US$ 200,000
The Company	US$ 50,000

During the quarter ended September 30, 2003, the funds were received by Connect and a minority interest of $200,000 was recorded for Akhter’s portion of the subsidiary. During the quarter ended December 31, 2003, Akhter paid an additional $10,000 to the Company for this purchase. Per the agreement, it was envisaged that Connect would require a maximum $500,000 for expansion of its business from each partner. Akhter was to meet the initial financial requirements of the Connect until November 1, 2003. As of December 31, 2004, both NetSol and Akhter had injected the majority of their committed cash to meet the expansion requirement of the company. As of December 31, 2004, a total of $751,356 had been transferred to Connect.

For the nine months ended March 31, 2006 and 2005, the subsidiary had net income of $48,838 and net losses of $23,576, respectively, of which $24,370 and ($14,259) respectively, was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was $348,308.

NetSol-TiG:

In December 2004, NetSol forged a relationship with a UK based public company TiG Plc. A joint venture agreement was signed by the two companies to create a new company, TiG NetSol Pvt Ltd. (“NetSol-TiG”), with 50.1% ownership by NetSol Technologies, Inc. and 49.9% ownership by TiG. The agreement anticipates TiG’s technology business to be outsourced to NetSol’s offshore development facility. Both companies, according to this agreement, would invest a total of $1 million or $500,000 each for infrastructure, dedicated personnel and systems in the NetSol IT campus in Lahore.

During the year ended June 30, 2005, the Company invested $253,635 and TiG invested $251,626. The new subsidiary began operations during the quarter ended March 31, 2005.

For the nine months ended March 31, 2006, the subsidiary had net income of $622,684, of which $310,719 was recorded against the minority interest. For the three months ended March 31, 2005, (the first quarter of activity) the subsidiary had net income of $55,110, of which $27,500 was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was $687,808.

NetSol Technologies, Limited (“PK Tech”)

In August 2005, the Company’s wholly-owned subsidiary, NetSol Technologies (Pvt), Ltd. (“PK Tech”) became listed on the Karachi Stock Exchange in Pakistan. The Initial Public Offering (“IPO”) sold 9,982,000 shares of the subsidiary to the public thus reducing the Company’s ownership by 28.13%. Net proceeds of the IPO were $4,890,224. As a result of the IPO, the Company is required to show the minority interest of the subsidiary on the accompanying consolidated financial statements.

For the nine months ended March 31, 2006, the subsidiary had net income of $1,300,277, of which $365,768 was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was $365,768.

Talk Trainers (Private) Limited (“Talk Trainers”)

In February 2006, the Company purchased for $60,012 50.1% of the outstanding shares in Talk Trainers (Private) Limited, (“Talk Trainers”), a Pakistan corporation which provides educational, professional courses, training and Human Resource services to the corporate sector. The major stockholder of Talk Trainers was Mr. Ayub Ghuari, brother to the executive officers of the Company, and therefore the acquisition was recorded at historical cost as the entities are under common control. As the effects of this transaction are immaterial to the Company overall, no pro forma information is provided.

For the three months ended March 31, 2006, the subsidiary had a net loss of $1,974, of which $985 was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was ($16,874).

NOTE 15 - CONVERTIBLE DEBENTURE

On March 24, 2004, the Company entered into an agreement with several investors to acquire Series A Convertible Debentures (the “Bridge Loan”) whereby a total of $1,200,000 in debentures were procured through Maxim Group, LLC. The Company received a net of $1,049,946 after placement expenses. In addition, the beneficial conversion feature of the debenture was valued at $252,257. The Company has recorded this as a contra-account against the loan balance and is amortizing the beneficial conversion feature over the life of the loan. During the nine months ended March 31, 2006, the Company amortized $11,825. The unamortized balance at March 31, 2006 was $0.

During the nine months ended March 31, 2006, three of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $150,000 and the Company issued 80,646 shares of its common stock to the note holders. The net balance at March 31, 2006, was $0.

Under the terms of the Bridge Loan agreements, and supplements thereto, the debentures bear interest at the rate of 10% per annum, payable on a quarterly basis in common stock or cash at the election of the Company. The maturity date is 24 months from the date of signing, or March 26, 2006. Pursuant to the terms of a supplemental agreement dated May 5, 2004 between NetSol and the debenture holders, the conversion rate was set at one share for each $1.86 of principal. During the nine months ended March 31, 2006, the Company recorded interest expense on the debentures in the amount of $5,440.

In addition, each debenture holder is entitled to receive at the time of conversion warrants equal to one-half of the total number of shares issued. The total number of warrants that may be granted is 322,582. The warrants expire in five years and have an exercise price of $3.30 per share. The fair value of the warrants will be calculated and recorded using the Black-Scholes method at the time of granting, when the debenture is converted. During the nine months ended March 31, 2006, three debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 40,323 common shares were issued to the note holders, (see note 9). The warrants were valued using the fair value method at $21,505. The expense was recorded in the accompanying consolidated financial statements.

NOTE 16 - GAIN ON SETTLEMENT OF DEBT

During the nine months ended March 31, 2006, the Company entered into agreements with several vendors whereby the vendors agreed to accept as payment in full amounts less than the invoiced amount. As a result of these settlements, the Company recorded a net gain on settlement of debt of $8,294.

In September 2004, the Company transferred 24,004 of its treasury shares valued at $45,965 to Brobeck Phleger & Harrison, Llp, in exchange of debt, as part of a settlement agreement. The Company recorded a gain of $8,285 on the settlement.

During the quarter ended September 30, 2004, the Company evaluated the liabilities of its discontinued operations and determined that $41,989 was no longer payable. The Company recorded a gain of $41,989 as a result of the write-off of these liabilities from its financial statements.

In October 2004, the Company reached an agreement with a vendor to settle the amounts owing. The vendor agreed to accept $29,642 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $11,029.

In December 2004, the Company reached an agreement with Cowler to pay the balance owing on the loan in one lump-sum payment (see Note 7). Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148.

During the quarter ended December 31, 2004, a former officer of Abraxas, the Company’s Australian subsidiary, agreed to forgive amounts accrued to him for long-term service leave prior to the Company’s acquisition in 1999. The amounts accrued were during the period of 1984 to 1999. As a result, the Company recorded a gain on forgiveness of debt of $107,190.

In February 2005, the Company reached an agreement with a former vendor to settle amounts owing. The vendor agreed to accept $27,580 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $27,581.

During the quarter ended March 31, 2005, the Company wrote-off old invoices for services under the statute of limitations. The vendor has not contacted the Company in over four years and the original services were in dispute at the time they were rendered. As a result, the Company recorded a gain on forgiveness of debt of $22,562.

NOTE 17 - ACQUISITION OF CQ SYSTEMS

On January 19, 2005, the Company entered into an agreement to acquire 100% of the issued and outstanding shares of common stock of CQ Systems Ltd., a company organized under the laws of England and Wales. The acquisition closed on February 22, 2005.

NOTE 18 - RESTATEMENT

Subsequent to the issuance of the Company's financial statements for the nine months ended March 31, 2005 and 2004, the Company determined that certain transactions and presentation in the financial statements had not been accounted for properly in the Company's financial statements. Specifically, the amount of impairment of goodwill was over-recorded and classified as amortization expense, and the beneficial conversion feature of the convertible debenture was overstated and loans to officers hadn’t been properly reflected on the financial statements and the exercise of options against these loans had been recorded as receivables as of June 30, 2004. In addition for the period ended March 31, 2005, the amount of deferred liability in connection with the acquisition of CQ Systems was over-stated.

The Company has restated its financial statements for these adjustments as of March 31, 2005.

The effect of the correction of the error is as follows:

	AS
	PREVIOUSLY	AS
	REPORTED	RESTATED

BALANCE SHEET
	As of March 31, 2005
Assets:
Other current assets	$1,207,016	$1,182,456
Goodwill	$3,404,886	$1,166,611
Total intangibles	$9,762,937	$7,524,662
Total assets	$24,072,607	$21,809,772

Liabilities:
Current portion of notes	$4,814,463	$1,460,876
Due to officers	$-	$40,136
Deferred liability	$-	$1,115,312
Convertible debenture payable	$120,000	$134,234
Total liabilities	$8,506,805	$6,322,899

Stockholder's Equity:
Additional paid-in capital	$46,817,522	$46,769,779
Accumulated deficit	$(30,488,248)	$(30,537,075)
Subscription receivable	$1,328,142	$(1,187,150)
Total stockholder's equity	$15,186,050	$15,107,121

STATEMENT OF OPERATIONS:
	For the nine months ended
	March 31, 2005
Depreciation and amortization	$986,755	$1,007,789
General and adminstrative	$1,032,687	$1,011,653
Total operating expenses	$4,153,323	$4,153,323
Income from operations	$875,256	$875,256
Beneficial conversion feature exp	$(239,416)	$(206,906)
Other income (expense)	$(2,779)	$(20,269)
Net income	$429,218	$445,238

Net income (loss) per share:
Basic	$0.04	$0.04
Diluted	$0.03	$0.03

NOTE 19 - SUBSEQUENT EVENTS

On May 6, 2006, the Company entered into an agreement to acquire 100% of the issued and outstanding stock of with McCue Systems, Inc. (“McCue”), a California corporation. The agreement calls for a closing date on or around June 30, 2006.

According to the terms of the Share Purchase Agreement, the Company is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of the Company at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at May 6, 2006.

At the time of this report, the audit of McCue’s financial statements for the year ended December 31, 2005 are still underway and the final purchase price is to be determined based on the audited December 31, 2005 revenues. The estimated purchase price is approximately $8.6 million.

In April 2006, the Company paid $250,000 cash to settle the note payable due to Gulf Crown Investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
NetSol Technologies, Inc. and subsidiaries
Calabasas, California

We have audited the accompanying consolidated balance sheet of NetSol Technologies, Inc. and subsidiaries as of June 30, 2005, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended June 30, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of NetSol Technologies (PVT) Limited, NetSol (PVT) Limited and NetSol Connect (PVT) Limited, whose statements reflect combined total assets of approximately $10,904,416as of June 30, 2005 and combined total net revenues of $8,477,219 and $4,452,435 for the years ended June 30, 2005 and 2004, respectively. Those statements were audited by other auditors whose reports have been furnished to us, and in our opinion, insofar as it relates to the amounts included for NetSol Technologies (PVT) Limited, NetSol (PVT) Limited and NetSol Connect (PVT) Limited, for the years ended June 30, 2005 and 2004, is based solely on the report of the other auditors.

We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of NetSol Technologies, Inc. and subsidiaries as of June 30, 2005 and the results of its consolidated operations and its cash flows for the years ended June 30, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
August 18, 2005

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
JUNE 30, 2005

ASSETS
Current assets:
Cash and cash equivalents	$1,371,727
Certificates of deposit	205,480
Accounts receivable, net of allowance for doubtful accounts of $80,000	3,906,360
Revenues in excess of billings	1,958,950
Other current assets	931,344
Total current assets		8,373,861
Property and equipment, net of accumulated depreciation		5,114,776
Intangibles:
Product licenses, renewals, enhancedments, copyrights,
trademarks, and tradenames, net	4,915,794
Customer lists, net	1,554,992
Goodwill	1,166,611
Total intangibles		7,637,397
Total assets		$21,126,034

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,927,233
Current portion of notes and obligations under capitalized leases	1,089,192
Billings in excess of revenues	149,014
Due to officers	47,636
Deferred liability	313,397
Loans payable, bank	389,089
Total current liabilities		4,915,561
Obligations under capitalized leases, less current maturities		122,426
Convertible debenture		138,175
Total liabilities		5,176,162
Minority interest		700,320
Commitments and contingencies		-

Stockholders' equity:
Common stock, $.001 par value; 25,000,000 share authorized;
13,830,884 issued and outstanding	13,831
Additional paid-in-capital	46,610,747
Treasury stock	(27,197)
Accumulated deficit	(30,318,988)
Stock subscription receivable	(616,650)
Common stock to be issued	108,500
Other comprehensive loss	(520,691)
Total stockholders' equity		15,249,552
Total liabilities and stockholders' equity		$21,126,034

See accompanying notes to these consolidated financial statements.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years
	Ended June 30,
	2005	2004

Net revenues	$12,437,653	$5,749,062
Cost of revenues	4,754,749	2,699,675
Gross profit	7,682,904	3,049,387

Operating expenses:
Selling and marketing	782,488	253,701
Depreciation and amortization	1,564,562	1,240,792
Impairment of assets	-	203,312
Settlement costs	43,200	122,500
Bad debt expense	13,118	219,909
Salaries and wages	2,022,183	1,493,252
Professional services, including non-cash
compensation	604,192	464,332
General and adminstrative	1,588,456	1,759,607
Total operating expenses	6,618,199	5,757,405
Income (loss) from operations	1,064,705	(2,708,018)
Other income and (expenses)
Loss on sale of assets	(2,082)	(35,173)
Beneficial conversion feature	(209,848)	(137,230)
Fair market value of options and warrants	(255,130)	-
Gain on forgiveness of debt	404,136	320,318
Interest expense	(215,861)	(229,877)
Other income and (expenses)	(1,106)	16,401
Income taxes	(10,416)	(76,638)
Income (loss) before minority interest in subsidiary	774,398	(2,850,217)
Minority interest in subsidiary (income)/loss	(111,073)	273,159
Net income (loss)	663,325	(2,577,058)
Other comprehensive loss:
Translation adjustment	(282,129)	(387,859)
Comprehensive income (loss)	$381,196	$(2,964,917)

Net income (loss) per share:
Basic	$0.06	$(0.33)
Diluted	$0.04	$(0.33)

Weighted average number of shares outstanding:
Basic	11,597,625	7,881,554
Diluted	14,776,323	7,881,554

See accompanying notes to these consolidated financial statements.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED JUNE 30, 2004 AND 2005

						Other
						Compre-
			Additional		Stock	hensive		Total
	Common Stock		Paid-in	Treasury	Subscriptions	Income/	Accumulated	Stockholders'
	Shares	Amount	Capital	Shares	Receivable	(Loss)	Deficit	Equity
Balance at June 30, 2003	5,757,175	$5,756	$33,409,954	$-	$(84,900)	$149,297	$(28,405,255)	$5,074,852

Issuance of common stock for cash	1,413,187	1,414	1,616,923					1,618,337
Issuance of common stock for services	3,613	4	8,996					9,000
Excercise of common stock options	1,067,309	1,068	1,369,484		(248,750)			1,121,802
Excercise of common stock warrants	390,000	390	487,110					487,500
Issuance of common stock in exchange for notes payable & interest	601,343	601	1,070,028					1,070,629
Issuance of common stock in exchange for settlement	45,195	45	135,088					135,133
Issuance of common stock in exchange for purchase of Altiva	100,000	100	(100)					-
Issuance of common stock in exchange for purchase of Pearl	60,000	60	166,800					166,860
Issuance of common stock to directors in exchange for services	45,000	45	39,195					39,240
Purchase of treasury shares				(21,457)				(21,457)
Beneficial conversion feature	-	-	351,987					351,987
Fair market value of warrants issued	-	-	230,413					230,413
Foreign currency translation adjustments	-	-	-			(387,859)		(387,859)
Net loss for the year	-	-	-				(2,577,058)	(2,577,058)

Balance at June 30, 2004	9,482,822	$9,483	$38,885,878	$(21,457)	$(333,650)	$(238,562)	$(30,982,313)	$7,319,379

See accompanying notes to these consolidated financial statements.

Continued

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

			Additional		Stock
	Common Stock		Paid-in	Treasury	Subscriptions	Shares to
	Shares	Amount	Capital	Shares	Receivable	be Issued
Balance at June 30, 2004	9,482,822	9,483	$38,885,878	$(21,457)	$(333,650)	$-

Issuance of common stock for cash	1,477,619	1,478	1,540,022		(138,000)	108,500
Issuance of common stock for services	188,972	189	246,461
Excercise of common stock options	1,210,110	1,210	1,806,523		(838,000)
Excercise of common stock warrants	145,162	145	290,179
Issuance of common stock in
exchange for notes payable & interest	247,684	248	413,540
Issuance of common stock for
conversion of convertible debentures	564,519	564	1,049,436
Additional shares issued for the
purchase of PTS acquisition	40,000	40	91,560
Issuance of common stock in
exchange for purchase of CQ Systems	759,468	760	1,815,541
Issuance of common stock in
exchange for accrued expenses	34,528	34	49,934
Purchase of treasury shares				(51,704)
Issuance of treasury shares for debt				45,964
Capital contribution from issuance of
subsidiary stock on foreign exchange			859,223
Fair market value of warrants issued	-	-	249,638
Fair market value of options issued			5,492
Cancellation of shares	(320,000)	(320)	(692,680)		693,000
Foreign currency translation adjustments	-	-	-
Net income for the year	-	-	-

Balance at June 30, 2005	13,830,884	$13,831	$46,610,747	$(27,197)	$(616,650)	$108,500

See accompanying notes to these consolidated financial statements.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the Years
	Ended June 30,
	2005	2004
Cash flows from operating activities:
Net income (loss) from continuing operations	$663,325	$(2,577,058)
Adjustments to reconcile net income (loss) to net cash
Provided by (used in) operating activities:
Depreciation and amortization	1,979,603	1,640,044
Impairment of assets	-	203,312
Gain on forgiveness of debt	(404,136)	(320,318)
Loss on sale of assets	2,082	35,173
Minority interest in subsidiary	111,073	(273,159)
Stock issued for settlement costs	-	135,133
Stock issued for services	183,695	9,000
Stock issued to directors for services	-	39,240
Fair market value of warrants and stock options granted	255,130	-
Beneficial conversion feature	209,848	137,230
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(3,644,646)	(324,094)
Other current assets	(1,587,132)	(409,708)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	2,161,633	(65,386)
Deferred liabilities	313,397	-
Net cash provided by (used in) operating activities	243,872	(1,770,591)
Cash flows from investing activities:
Purchases of property and equipment	(1,468,499)	(2,861,754)
Sales of property and equipment	88,736	75,490
Purchases of certificates of deposit	(1,517,640)	(3,241,403)
Proceeds from sale of certificates of deposit	1,703,563	2,850,000
Increase in intangible assets	(3,827,466)	(439,297)
Proceeeds from sale of minority interest of subsidiary	-	200,000
Capital investments in minority interest of subsidiary	178,521	10,000
Cash brought in at acquisition	145,297	-
Net cash used in investing activities	(4,697,488)	(3,406,964)
Cash flows from financing activities:
Proceeds from sale of common stock	1,512,000	1,848,750
Proceeds from the exercise of stock options and warrants	1,260,057	1,445,392
Capital contributed from sale of subsidiary stock	859,223	-
Purchase of treasury shares	(51,704)	(21,457)
Proceeds from loans	1,533,690	1,685,781
Proceeds from convertible debenture	-	1,200,000
Payments on capital lease obligations & loans	(286,339)	(384,210)
Net cash provided by financing activities	4,826,927	5,774,256
Effect of exchange rate changes in cash	127,255	59,970
Net increase in cash and cash equivalents	500,566	656,671
Cash and cash equivalents, beginning of year	871,161	214,490
Cash and cash equivalents, end of year	$1,371,727	$871,161

See accompanying notes to these consolidated financial statements.

	For the Years Ended June 30,
	2005	2004
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$127,055	$229,877
Taxes	$41,182	$76,638

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for services and compensation	$246,650	$9,000
Common stock issued for conversion of note payable and interest	$413,788	$861,429
Common stock issued for legal settlement	$-	$135,133
Common stock issued for acquisition of product license	$91,600	$166,860
Common stock issued for settlement of debt	$45,965	$209,200
Common stock issued to directors for services	$-	$39,240
Common stock issued for acquisition of subsidiary	$1,816,301	$-
Common stock issued for conversion of debentures	$1,050,000	$-

See accompanying notes to these consolidated financial statements.

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

NetSol Technologies, Inc. and subsidiaries (the “Company”), formerly known as NetSol International, Inc. and Mirage Holdings, Inc., was incorporated under the laws of the State of Nevada on March 18, 1997. During November of 1998, Mirage Collections, Inc., a wholly owned and non-operating subsidiary, was dissolved.

During April 1999, February 2000 and March 2000, the Company formed NetSol USA, Inc., NetSol eR, Inc. and NetSol (PVT), Limited, respectively, as wholly owned subsidiaries.

Business Combinations Accounted for Under the Purchase Method:

Network Solutions PVT, Ltd. and NetSol UK, Limited

On September 15, 1998 and April 17, 1999, the Company purchased from related parties, 51% and 49%, respectively, of the outstanding common stock of Network Solutions PVT, Ltd., a Pakistani Company, and 43% and 57% of the outstanding common stock of NetSol UK, Limited, a United Kingdom Company, for the issuance of 938,000 restricted common shares of the Company and cash payments of $775,000, for an aggregate purchase price of approximately $12.9 million. These acquisitions were accounted for using the purchase method of accounting, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which approximated $300,000. Included in the accompanying consolidated financial statements are other assets acquired at fair market value consisting of product licenses, product renewals, product enhancements, copyrights, trademarks, trade names and customer lists. At the date of acquisition, the management of the Company allocated approximately $6.3 million to these assets, based on independent valuation reports prepared for the Company. The excess of the purchase prices over the estimated fair values of the net assets acquired, was recorded as goodwill, and was being amortized by using the straight-line method from the date of each purchase. Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles. During June 2001, the management decided to close its operations in the United Kingdom, and accordingly, the Company recognized a loss from impairment of various intangible assets related to NetSol UK, as recoverability of these assets (measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset) seemed highly unlikely. On March 18, 2002, the final Winding-up Order was made relating to the liquidation of for NetSol UK on the petition of a creditor in respect of services supplied presented to the Court.

Mindsources, Inc.

On August 13, 1999, the Company through its wholly owned subsidiary, NetSol USA, Inc. acquired 100% of the outstanding capital stock of Mindsources, Inc., a Virginia and US based Company, through the issuance of 50,000 shares of Rule 144 restricted common shares of the Company for an aggregate purchase price of approximately $1,260,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values as determined by management on the date of acquisition, which approximated $900,000. The management of the Company allocated the entire purchase price to customer lists acquired, and is being amortized by using the straight-line method from the date of acquisition. The excess of the purchase prices over the estimated fair values of the net assets acquired, approximately $360,000, was recorded as goodwill and is being amortized using the straight-line method from the date of purchase. Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles.

Network Solutions Group Limited and Subsidiaries

On August 18, 1999, the Company acquired 100% of the outstanding capital stock of Network Solutions Group Limited and Subsidiaries, a United Kingdom Company, through the issuance of 31,000 shares of Rule 144 restricted common shares of the Company for an aggregate purchase price of approximately $940,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which approximated a deficit of $700,000. The management of the Company allocated approximately $600,000 to customer lists, which are being amortized by using the straight-line method from the date of acquisition. The excess of the purchase price over the estimated fair values of the net assets acquired, approximately $1,040,000, was recorded as goodwill, and was being amortized by using the straight-line method over the estimated useful life from the date of acquisition. Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles. During June 2001, the management decided to close its operations in the United Kingdom, and accordingly, the Company recognized a loss from impairment of various intangible assets related to these entities, as recoverability of these assets (measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset) seemed highly unlikely.

Intereve Corporation

During March 2001, the Company acquired 100% of the outstanding capital stock of Intereve Corporation for an aggregate purchase price of $245,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which equaled to zero. The management of the Company allocated the entire purchase price of $245,000 to customer lists. During June 2001, the management ceased operations of this entity and consequently, the Company recognized an impairment loss of $245,000 to customer list, as recoverability of these assets (measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset) seemed highly unlikely.

Altvia Corporation

On May 20, 2003, the Company acquired 100% of the outstanding capital stock of Altvia Technologies, Inc. for an aggregate purchase price of $257,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which equaled to $257,000. The management of the Company allocated $30,000 of the purchase price to customer lists & $23,688 to property and equipment. The excess of the purchase price over the estimated fair values of the net assets acquired of $203,312 was recorded as goodwill. During the year ended June 30, 2004, the goodwill was impaired.

Pearl Treasury System Ltd

On October 14, 2003, the Company executed an agreement to acquire the Pearl Treasury System Ltd, a United Kingdom company (“Pearl”). This acquisition required the Company to issue up to 60,000 shares of common stock to the shareholders of Pearl Treasury System, Ltd. In addition, during the year ended June 30, 2005, an additional 40,000 shares valued at $91,600 was issued to the shareholders of Pearl for milestones reached in the development of the software. After acquisition, all development activities of Pearl Treasury System, now called InBanking were transferred to NetSol UK; therefore, there are no separate financial statements for Pearl. The total acquisition value of $258,460 has been recorded as an intangible asset and is included in “product licenses” on the accompanying consolidated financial statements.

Raabta Online

During the quarter ended March 31, 2004, the Company’s subsidiary, NetSol Connect, purchased Raabta Online, a Pakistani company, for a cash price of 10,000,000 rupees or $173,500 representing 100% of the value of Raabta. This acquisition is expected to provide the Company with an established customer base and strong technical expertise. The purchase price has been allocated to property and equipment of the acquired entity. All activity of the acquired entity was absorbed by NetSol Connect after the acquisition.

CQ Systems

On January 19, 2005, the Company entered into an agreement to acquire 100% of the issued and outstanding shares of common stock of CQ Systems Ltd., a company organized under the laws of England and Wales. The acquisition closed on February 22, 2005. The initial purchase price was £3,576,335 or $6,730,382, of which one-half was due at closing payable in cash and stock and the other half is due when the audited March 31, 2006 financial statements are completed. On the closing date, $1.7 million was paid and 681,965 shares were issued to the shareholders of CQ, valued at $1,676,795 at an average share price of $2.46 was recorded. In addition, the agreement called for the accumulated retained earnings amounting to £423,711 or $801,915 of CQ Systems as of the closing date to be paid to the shareholders in cash and stock. In April 2005, the additional cash of £350,000 or $662,410 was paid and 77,503 shares of the Company’s common stock valued at $139,505 were issued. The total amount paid at closing was $4,178,710.

Business Combinations Accounted for Under the Pooling of Interest Method:

Abraxas Australia Pty, Limited

On January 3, 2000, the Company issued 30,000 Rule 144 restricted common shares in exchange for 100% of the outstanding capital stock of Abraxas Australia Pty, Limited, an Australian Company. This business combination was accounted for using the pooling of interest method of accounting under APB Opinion No. 16.

Formation of Subsidiary:

During the period ended December 31, 2002, the Company formed a subsidiary in the UK, NetSol Technologies Ltd., as a wholly-owned subsidiary of NetSol Technologies, Inc. This entity serves as the main marketing and delivery arm for services and products sold and delivered in the UK and mainland Europe.

During the period ended June 30, 2004, the Company formed a subsidiary in India, NetSol Technology India, Limited, as a wholly-owned subsidiary of NetSol Technologies, Inc. This entity is planned to serve as the main marketing and delivery arm for services and products sold and delivered in India. As of the date of this report, no operations have begun with this entity.

Joint Venture:

In January 2005, the Company formed TiG-NetSol (Pvt) Limited (“TiG-Netsol”) as a joint venture with a UK based public company TIG Plc., with 50.1% ownership by NetSol Technologies, Inc. and 49.9% ownership by TiG. TiG-NetSol was incorporated in Pakistan on January 12, 2005 under the Companies Ordinance, 1984 as a private company limited by shares. The business of the Company is export of computer software and its related services developed in Pakistan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, NetSol Technologies (Pvt), Ltd.(“PK Tech”), NetSol (Pvt), Limited (“PK Private”), NetSol Technologies Limited (“UK”), NetSol-Abraxas Australia Pty Ltd. (“Abraxas”), NetSol Altvia, Inc. (“USA”), CQ Systems Limited (“CQ”), and its majority-owned subsidiaries, NetSol Connect (Pvt), Ltd. (“Connect”), and TIG-NetSol (Pvt) Limited (“TIG”). All material inter-company accounts have been eliminated in consolidation.

Company name change:

Effective February 8, 2002, the Company changed its name from NetSol International, Inc. to NetSol Technologies, Inc. The name change was approved by a majority of shareholders at the Company’s annual shareholders meeting held on January 25, 2002.

Business Activity:

The Company designs, develops, markets, and exports proprietary software products to customers in the automobile finance and leasing industry worldwide. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles. This change in estimate increased the depreciation and amortization expense by approximately $700,000 for the year ended June 30, 2002 and $400,000 during the three months ended June 30, 2001. Due to impairment losses recognized to intangibles, the remaining net intangible balance of approximately $6,860,000 (including goodwill of $1,950,000) at the date of change in estimation in 2001 has been amortized over the remaining life of 57 months. The Company evaluates, on on-going basis, the accounting effect arising from the recently issued SFAS No. 142, “Goodwill and Other Intangibles” which became effective to the Company’s financial statements beginning July 1, 2002.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Accounts Receivable:

The Company’s customer base consists of a geographically dispersed customer base. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Revenues in excess of billings:

“Revenues in excess of billings” represent the total of the project to be billed to the customer over the life of the project. As each phase is completed and billed to the customer, the corresponding percentage of completion amount is transferred from this account to “Accounts Receivable.”

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

Intangible assets consist of product licenses, renewals, enhancements, copyrights, trademarks, trade names, customer lists and goodwill. The Company evaluates intangible assets, goodwill and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. Potential impairment of goodwill after July 1, 2002 is being evaluated in accordance with SFAS No. 142. The SFAS No. 142 is applicable to the financial statements of the Company beginning July 1, 2002.

As part of intangible assets, the Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Thereafter, all software development costs are capitalized and reported at the lower of unamortized cost or net realizable value. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Statement of Cash Flows:

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager and EVP IT/ Operations.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the years ended June 30, 2005 and 2004 were $127,602 and $37,801, respectively.

Net Loss Per Share:

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the year ended June 30, 2005	Net Income	Shares	Per Share
Basic earnings per share:	$663,325	11,597,625	$0.06
Net income available to common shareholders
Effect of dilutive securities
Stock options		2,515,114
Warrants		663,584
Diluted earnings per share	$663,325	14,776,323	$0.04

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the year ended June 30, 2004 since the effect of dilutive securities is anti-dilutive.

Reverse stock split:

On August 18, 2003, the Company affected a 1 for 5 reverse stock-split for all the issued and outstanding shares of common stock. All historical share and per share amounts in the accompanying consolidated financial statements have been restated to reflect the 5:1 reverse stock split.

Other Comprehensive Income & Foreign Currency Translation:

SFAS 130 requires unrealized gains and losses on the Company’s available for sale securities, currency translation adjustments, and minimum pension liability, which prior to adoption were reported separately in stockholders’ equity, to be included in other comprehensive income. The accounts of NetSol UK and CQ Systems use British Pounds; NetSol Technologies (Pvt) Ltd., NetSol Private, NetSol Connect, and TiG-Netsol use Pakistan Rupees; NetSol Abraxas uses the Australian dollar as the functional currencies. NetSol Technologies, Inc., and NetSol Altvia, Inc., uses U.S. dollars as the functional currencies. Assets and liabilities are translated at the exchange rate on the balance sheet date, and operating results are translated at the average exchange rate throughout the period. During the year ended June 30, 2005 and 2004, comprehensive income included net translation loss of $282,129 and $387,859, respectively. Other comprehensive loss, as presented on the accompanying consolidated balance sheet in the stockholders’ equity section amounted to $520,691 as of June 30, 2005.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

Income Taxes:

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

As of June 30, 2005, the Company had net federal and state operating loss carry forwards expiring in various years through 2025. During the year ended June 30, 2005, the valuation allowance increased by $651,617; primarily due to the application of the current year net loss for the US companies to the net operating loss carry forward. Deferred tax assets resulting from the net operating losses are reduced by a valuation allowance, when in the opinion of management, utilization is not reasonably assured.

A summary at June 30, 2005 is as follows:

	Federal	State	Total
Net operating loss carry forward - June 30, 2004	$22,479,286	$9,503,419
Net loss	3,245,957	3,245,957
Net operating loss carry forward - June 30, 2005	25,725,243	12,749,376

Effective tax rate	32%	8%

Deferred tax asset	8,232,078	1,019,950	9,252,028
Valuation allowance	(6,672,078)	(629,950)	(7,302,028)
Net deferred tax asset	1,560,000	390,000	1,950,000

Deferred tax liability arising from
non-taxable business combinations	1,560,000	390,000	1,950,000
Net deferred tax liability	$(0)	$0	$(0)

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations:
	For the years
	ended June 30,
	2005	2004
	%	%
Tax expense (credit) at statutory rate - federal	34	(34)
State tax expenses, net of federal tax	(6)	(6)
Valuation allowance	-	16
Foreign tax rate differences	(34)	18
Other	7	6
Tax expense at actual rate	1	-

Derivative Instruments:

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133, as amended by SFAS No. 137, is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It further provides criteria for derivative instruments to be designated as fair value, cash flow and foreign currency hedges and establishes respective accounting standards for reporting changes in the fair value of the derivative instruments. After adoption, the Company is required to adjust hedging instruments to fair value in the balance sheet and recognize the offsetting gains or losses as adjustments to be reported in net income or other comprehensive income, as appropriate. The Company has complied with the requirements of SFAS 133, the effect of which was not material to the Company’s financial position or results of operations as the Company does not participates in such activities.

Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of:

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

For goodwill not identifiable with an impaired asset, the Company establishes benchmarks at the lowest level (entity level) as its method of assessing impairment. In measuring impairment, unidentifiable goodwill is considered impaired if the fair value at the lowest level is less than its carrying amount. The fair value of unidentifiable goodwill is determined by subtracting the fair value of the recognized net assets at the lowest level (excluding goodwill) from the value at the lowest level. The amount of the impairment loss is equal to the difference between the carrying amount of goodwill and the fair value of goodwill. In the event that impairment is recognized, appropriate disclosures are made.

Goodwill of a reporting unit is reviewed for impairment if events or changes in circumstances indicate that the carrying amount of its goodwill or intangible assets may not be recoverable. Impairment of reporting unit goodwill is evaluated based on a comparison of the reporting unit’s carrying value to the implied fair value of the reporting unit. Conditions that indicate that an impairment of goodwill exists include a sustained decrease in the market value of the reporting unit or an adverse change in business climate.

On June 30, 2004, the Company evaluated the valuation of goodwill based upon the performance and market value of NetSol USA. The Company determined the goodwill was impaired and recorded the impairment of $203,312 at June 30, 2004, in the accompanying consolidated financial statements.

Reporting segments:

Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performances. The Company allocates its resources and assesses the performance of its sales activities based upon geographic locations of its subsidiaries (see note 12).

New Accounting Pronouncements:

In March 2004, the Emerging Issues Task Force (“EITF”) reached a consensus on Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115, “Accounting in Certain Investments in Debt and Equity Securities.” EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however, the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

The Company is a strategic business partner for DaimlerChrysler (which consists of a group of many companies), which accounts for approximately 20% of revenue for the fiscal years ended June 30, 2005 and 2004 and Toyota Motors (which consists of a group of many companies) accounts for approximately 35% of revenue for the fiscal year ended June 30, 2005. Accounts receivable at June 30, 2005 for these companies was $539,761 and $1,165,183. No other individual client represents more than 10% of the revenue for the fiscal years ended June 30, 2005 and 2004.

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of June 30, 2005:

Prepaid Expenses	$494,315
Advance Income Tax	162,682
Employee Advances	11,342
Security Deposits	56,472
Other Receivables	187,613
Other Asset	18,920

Total	$931,344

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consist of the following at June 30, 2005:

Office furniture and equipment	$858,273
Computer equipment	3,804,496
Assets under capital leases	623,008
Building	2,930,258
Construction in process	424,991
Land	185,760
Autos	138,226
Improvements	270,929
Subtotal	9,235,941
Accumulated depreciation	(4,121,165)
$5,114,776

For the years ended June 30, 2005 and 2004, fixed asset depreciation expense totaled $654,584 and $520,750, respectively. Of these amounts, $415,042 and $355,954, respectively, are reflected as part of cost of goods sold. Accumulated depreciation and amortization for assets under capital leases amounted to $363,433 and $335,156 at June 30, 2005 and 2004, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of the following at June 30, 2005:

	Product Licenses	Customer Lists	Total
Intangible asset - June 30, 2004	$5,450,357	$1,977,877	$7,428,234
Additions	3,376,728	1,316,880	4,693,608
Effect of translation adjustment	(27,762)		(27,762)
Accumulated amortization	(3,883,529)	(1,739,765)	(5,623,294)
Net balance - June 30, 2005	$4,915,794	$1,554,992	$6,470,786

Amortization expense:
Year ended June 30, 2005	$980,524	$403,457	$1,383,981
Year ended June 30, 2004	$803,629	$315,665	$1,119,294

The above amortization expense includes amounts in “Cost of Goods Sold” for capitalized software development costs of $58,961 and $43,298 for the fiscal years ended June 30, 2005 and 2004, respectively.

At June 30, 2005 and 2004, product licenses, renewals, enhancements, copyrights, trademarks, and tradenames, included unamortized software development and enhancement costs of $1,507,792 and $908,508, respectively, as the development and enhancement is yet to be completed. Software development amortization expense was $94,682 and $97,744 for the years ended June 30, 2005 and June 30, 2004, respectively.

Amortization expense of intangible assets over the next five years is as follows:

	FISCAL YEAR ENDING
Asset	6/30/06	6/30/07	6/30/08	6/30/09	6/30/10	TOTAL
Product Licences	$1,271,996	$591,872	$591,872	$576,799	$375,463	$3,408,002
Customer Lists	551,204	301,454	263,376	263,376	175,583	1,554,993

	$1,823,200	$893,326	$855,248	$840,175	$551,046	$4,962,995

NOTE 7 - DEBTS

NOTES PAYABLE

Notes payable consist of the following at June 30, 2005:

	Balance at	Current	Long-Term
Name	6/30/05	Maturities	Maturities
A. Zaman Settlement	$16,300	$16,300	$-
First Funding	475	475	-
D&O Insurance	49,688	49,688	-
Noon Group	518,794	518,794	-
Gulf Crown	259,397	259,397	-
Maxim Group	100,000	100,000	-
Subsidiary Capital Leases	144,538	144,538	-
	$1,089,192	$1,089,192	$-

On September 25, 2002 the Company signed a settlement agreement with Adrian Cowler (“Cowler”) and Surrey Design Partnership Ltd. The Company agreed to pay Cowler £218,000 pound sterling or approximately $320,460 USD including interest, which the Company recorded as a note payable. The agreement called for monthly payments of £3,000 until March 2004 and then £4,000 per month until paid. As of June 30, 2004, the balance was $146,516. During the six months ended December 31, 2004, the Company paid £12,000 or $21,997. In December 2004, the Company reached an agreement with Cowler to pay the balance of the loan in one lump-sum payment. Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148 in the accompanying consolidated financial statements.

In November 2002, the Company signed a settlement agreement with Herbert Smith for ₤171,733 or approximately $248,871, including interest. The Company agreed to pay $10,000 upon signing of the agreement, $4,000 per month for twelve months, and then $6,000 per month until paid. The balance owing at June 30, 2003 was $164,871. During the year ended June 30, 2004, the Company paid ₤41,044 or $73,000. In addition, the Company adjusted the amount due in USD to reflect the change in exchange rates from when the settlement was reached in 2002. As a result $107,450 was recorded to translation loss. As of June 30, 2004, the balance was $199,321. During the nine months ended March 31, 2005, the Company paid $56,000. In April 2005, an agreement was reached with Herbert Smith whereby they accepted $110,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $33,321 in the accompanying consolidated financial statements.

In December 2001, as part of the winding up of Network Solutions Ltd. the parent agreed to assume the note payable of one of the major creditors, Barclay’s Bank PLC of ₤130,000 or $188,500 USD. In November 2002, the parties agreed upon a settlement agreement whereby the Company would pay ₤1,000 per month for twelve months and ₤2,000 per month thereafter until paid. During the fiscal year ended June 30, 2003, the Company paid approximately ₤2,000 or $3,336. The balance owing at June 30, 2003 was $185,164. During the year ended June 30, 2004, the Company paid ₤66,000 or $69,421. During the quarter ended March 31, 2004, the Company entered into a settlement agreement with Barclay’s whereby Barclay’s agreed to accept ₤69,000 or $79,098 as payment in full. As a result the Company recorded a gain on the reduction of debt in the amount of $99,146. As of June 30, 2004, ₤60,000 or $62,500 has been paid on the settlement amount and the balance of ₤9,000 or $16,598 was paid in July, 2004.

In June 2002, the Company signed a settlement agreement with a former consultant for payment of past services rendered. The Company agreed to pay the consultant a total of $75,000. The agreement calls for monthly payments of $1,500 per month until paid. The balance owing at June 30, 2004 was $26,300. During the current fiscal year the Company paid $10,000. As of June 30, 2005, the balance was $16,300. The entire balance has been classified as a current liability in the accompanying consolidated financial statements.

In January 2005, the Company renewed its director’s and officer liability insurance for which the annual premium is $138,050. In February 2005, the Company arranged financing with AFCO Credit Corporation with a down payment of $27,610 with the balance to be paid in monthly installments. The balance owing as of June 30, 2005 was $49,688 and is classified as a current liability in the accompanying consolidated financials statements.

In October 2004, the Company renewed its professional liability insurance for which the annual premium is $5,944. The Company has arranged for financing with the insurance company with a down payment of $1,853 and nine monthly payment of $480 each. During the six months ended March 31, 2005, the Company paid $4,529. The balance owing at June 30, 2005 was $475 and is classified as a current liability in the accompanying consolidated financials statements.

In February 2005, the Company received a loan from a current shareholder Sir Gulam Noon in the amount of $500,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the fiscal year ended June 30, 2005, $18,794 of accrued interest was recorded for this loan.

In February 2005, the Company received a loan from Gulf Crown Investments in the amount of $250,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the fiscal year ended June 30, 2005, $9,397 of accrued interest was recorded for this loan.

In February 2005, the Company received a loan from a current shareholder Dr. Omar Atiq in the amount of $300,000. The note carries an interest rate of 12% per annum and is due on April 4, 2005. The maturity date of the loan may be extended at the option of the holder. During the quarter ended June 30, 2005, $150,000 cash was paid on the loan and 100,000 shares of the Company’s common stock was issued valued at $156,160 to pay the debt in full, including $7,453 of accrued interest (see note 8). As a result, the Company recorded a gain on forgiveness of debt of $1,293 in the accompanying consolidated financial statements.

In May 2005, the Company received a loan from Maxim Group, LLC in the amount of $250,000. The note carries an interest rate of 12% and is due July 25, 2005. The note called for $150,000 to be paid with 80,214 shares the Company’s common stock and the balance of $100,000 to be paid in cash. The market value of the shares issued was $152,968 (see Note 8). As a result, the Company recorded a loss on forgiveness of debt of $2,968 in the accompanying consolidated financial statements.

In addition, the various subsidiaries had current capital leases of $144,537 as of June 30, 2005.

LOANS PAYABLE - BANK

The Company’s Pakistan subsidiary, NetSol Technologies (Private) Ltd., has two loans with a bank, secured by the Company’s assets. These notes consist of the following as of June 30, 2005:

TYPE OF	MATURITY	INTEREST	BALANCE
LOAN	DATE	RATE	USD

Export Refinance	Every 6 months	4%	$367,401
Line of Credit	On Demand	8%	21,688

Total			$389,089

DUE TO OFFICERS

The officers of the Company from time to time loan funds to the Company. As of June 30, 2004, the officers had loaned a total of $191,102, including $57,776 of accrued interest and had accrued wages of $102,087. During the fiscal year ended June 30, 2004, the officers exercised options against the amounts owing to them in the amount of $275,973. The balance owing as of June 30, 2004 was $17,219. During the current fiscal year, two officers deferred the increase in their wages for a total of $32,500. In addition, one officer exercised options against the amounts owing in the amount of $2,083. The balance owing as of June 30, 2005 was $47,636.

NOTE 8 - STOCKHOLDERS’ EQUITY

Initial Public Offering:

On September 15, 1998, the Company completed the sale of its minimum offering of shares in its initial public offering which generated gross proceeds of $1,385,647 from the sale of 50,200 shares of common stock and 929,825 warrants, each warrant to purchase one share of the Company’s common stock at an exercise price of $6.50 for a term of five years. The remaining unexercised warrants of 51,890 expired on September 15, 2003.

Business Combinations:

Altvia Technologies, Inc.

On May 20, 2003, the Company issued 212,000 Rule 144 restricted common shares in exchange for all the assets and certain liabilities of Altvia Technologies, Inc., a Delaware corporation in an Asset Purchase Agreement. The shares were valued at the time of the purchase at $212,000 or $1.00 per share.

In February 2004, an additional 100,000 shares were issued to Altvia as part of the purchase agreement for sales milestones achieved.

Pearl Treasury System Ltd

In October 2003, the Company entered into an agreement to acquire the Pearl Treasury System Ltd, a United Kingdom company (“Pearl”). This acquisition required the Company to issue up to 60,000 shares of common stock to the shareholders of Pearl Treasury System, Ltd. The shares were valued at the time of the purchase at $166,860 or $2.78 per share. On December 16, 2003, the initial shares of 41,700, valued at $115,968 due at the signing of the agreement were issued by the Company. In April 2004, the remaining 18,300 shares were issued upon the completion of the software delivery warranties valued at $50,892. The shares used to acquire this asset were issued in reliance on an exemption available from registration under Regulation S of the Securities Act of 1933, as amended.

In January 2005, certain milestones, set forth in the purchase and sale agreement by and between the Company and the former owners, were met in the development of the Pearl. As such, the former owners of the product license were due an additional 40,000 shares of the Company’s common stock. The Company recorded an addition to the product licenses in the amount of $91,600.

CQ Systems, Inc.

In February 2005, the Company completed the acquisition of CQ Systems, (see note 15). As part of this agreement, the Company issued 759,468 shares of its common stock valued at $1,816,301 to the shareholders of CQ Systems.

Private Placements

In August 2004, the Company sold 190,476 shares of the Company’s common stock for $200,000 in a private placement. Of this amount $91,500 had been received during the year and a total of 87,143 shares were issued to the purchaser. The remaining balance of $108,500 or 103,333 shares are shown as “Shares to Be Issued” on the accompanying financial statements.

During the quarter ended December 31, 2004, the Company sold 1,390,476 shares of its common stock for $1,250,000 in private placement agreements.

In addition, the Company received $170,500 as payment on stock subscriptions receivable during the fiscal year ended June 30, 2005.

In July 2003, the Company sold 1,026,824 shares of the Company’s common stock in a private placement transaction. Maxim Group, LLC in New York acted as the placement agent for the transaction. The total funds raised were $1,215,000 with approximately $102,950 in placement fees, commissions, and other expenses paid from the escrow of the sale for a net of $1,102,050. An SB-2 registration statement was filed on October 15, 2003 to register the shares for the selling shareholders in this transaction. The investors included 12 individual accredited investors with no prior ownership of the Company’s common stock.

In May 2004, the Company sold 386,363 shares of the Company’s common stock in a private placement transaction. Maxim Group, LLC in New York acted as the placement agent for the transaction. The total funds raised were $850,000 with approximately $103,300 in placement fees, commissions, and other expenses paid from the escrow of the sale. In addition, the Company issued 243,182 warrants in connection with the sale. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $230,413 or $1.41 per share and were recorded against the proceeds of the financing in the accompanying consolidated financial statements. Net proceeds of the financing were $516,287. The investors included 9 individual accredited investors with no prior ownership of the Company’s common stock. An SB-2 was filed on June 15, 2004 to register these shares.

Services, Accrued Expenses and Payables

During the years ended June 30, 2005 and 2004, the Company issued 188,972 and 3,613 restricted Rule 144 common shares in exchange for services rendered, respectively. The Company recorded an expense of $246,650 and $9,000 for the years ended June 30, 2005 and 2004, respectively. Compensation expense was calculated based upon the fair market value of the freely trading shares as quoted on NASDAQ through 2005 and 2004, over the service period.

In November 2004, the Company entered into an agreement with a vendor whereby the Company issued the vendor 20,000 shares valued at $22,968 for the payment of outstanding invoices in the amount of $16,052. As a result, the Company recorded a gain on settlement of debt in the amount of $6,916.

During the year ended June 30, 2005, the Company issued 14,528 shares of the Company’s common stock for accrued expenses valued at $27,000.

In February 2003, the Board of Directors and officers were granted the right to receive 5,000 shares of the Company’s common stock if certain conditions were met during their 2003 - 2004 term of office. These conditions were met and a total of 45,000 restricted Rule 144 common shares were issued in June 2004. The shares were valued at the fair market value at the date of grant of $39,240 or $0.87 per share.

Issuance of shares for Conversion of Debt and Settlement of Litigation

During the year ended June 30, 2005, nineteen of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $1,050,000 and the Company issued 564,519 shares of its common stock to the note holders.

During the year ended June 30, 2005, a total of 180,214 shares of the Company’s common stock valued at $309,128 were issued for the payment of two notes payable of $300,000 plus $7,453 (see Note 7). In addition, 67,470 shares valued at $104,660 were issued to pay the debts of a subsidiary.

During the year ended June 30, 2004, a total of 123,350 shares of the Company’s common stock, valued at $209,200, were issued to three investors as reimbursement for debts of the Company paid by the investors. In addition, three convertible notes payable of $850,000 plus $11,429 of interest was converted into 477,993 shares of the Company’s common stock.

During the year ended June 30, 2004, the Company issued 45,195 shares of common stock valued at $135,135 in settlement of litigation.

Options and Warrants Exercised

During the year ended June 30, 2005, the Company issued 1,210,110 shares of its common stock for the exercise of options valued at $1,807,733. Of these shares, 320,000 shares valued at $693,000 were cancelled. The Company received $969,733 in cash from the exercise of these options and recorded “Stock Subscription Receivable” in the amount of $145,000.

During the year ended June 30, 2004, the Company issued 1,067,309 shares of its common stock upon the exercise of stock options valued at $957,892; of this amount $290,000 was included in “Stock Subscription Receivable” in the accompany consolidated financial statements.

During the years ended June 30, 2005 and 2004, the Company issued 145,162 and 390,000 shares of its common stock upon the exercise of warrants valued at $290,324and $487,500, respectively.

Stock Subscription Receivable

Stock subscription receivable represents stock options exercised and issued that the Company has not yet received the payment from the purchaser as they were in processing when the quarter ended.

At June 30, 2004, the Company had receivables from three employees and one investor for options exercised totally $290,000. The total receivable at June 30, 2004, was $333,650.

During the year ended June 30, 2005, the Company recorded $874,500 in receivable and collected $561,500. In addition, a purchaser (consultant) decided not to complete the agreed purchase and therefore 20,000 shares were cancelled and the related value of $30,000 was reversed from the receivable account. The balance of the receivable at June 30, 2005 was $616,650.

Treasury Stock

During the year ended June 30, 2004, the Company purchased 10,000 shares of its common stock on the open market for $21,457 as treasury shares.

During the year ended June 30, 2005, the Company purchased 30,000 shares of its common stock on the open market for $51,704. The Company issued 24,004 of its treasury shares valued at $45,964 in settlement of a debt. The balance at June 30, 2005 was $27,197.

Common Stock Purchase Warrants and Options

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of June 30, 2005:

		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding and exercisable, June 30, 2004	1,862,277	$0.75 to $5.00	693,182	$0.50 to $5.00
Granted	3,994,833	$0.75 to $5.00	282,260	$3.30
Exercised	(809,110)	$0.75 to $2.21	(145,162)	$2.00
Expired	(10,000)	$1.00	(175,000)
Outstanding and exercisable, June 30, 2005	5,038,000		655,280

During the year ended June 30, 2005, 3,596,333 options were granted to employees of the company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. An expense of $5,492 was recorded for the granting of these options.

During the year ended June 30, 2004, 2,087,578 options were granted to employees and officers of the company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. In addition, on March 26, 2004, 250,000 option shares were granted to the members of the Board of Directors. These options vest over a period of two years.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for years ended June 30, 2005 and 2004 as follows:
	2005	2004
Net income (loss) - as reported	$663,325	$(2,577,058)
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(4,533,825)	(3,158,130)

Pro forma net loss	$(3,870,500)	$(5,735,188)

Earnings per share:
Basic, as reported	0.06	(0.33)
Diluted, as reported	0.04	(0.33)

Basic, pro forma	(0.33)	(0.73)
Diluted, pro forma	(0.03)	(0.73)

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant based on the following assumptions:

	2003	2004
Expected life (years)	10 years	10 years
Risk-free interest rate	3.25%	3.25%
Dividend yield	-	-
Volatility	100%	114%

During the year ended June 30, 2005, nineteen debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 282,260 common shares were issued to the note holders. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $249,638 and ranged between $0.69 and $0.92 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	82%
Dividend yield	0%

During the year ended June 30, 2004, the Company issued 243,182 warrants in connection with the sale of stock under a private placement agreement. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $230,413 or $1.41 per share and were recorded against the proceeds of the financing in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	100%
Dividend yield	0%

NOTE 9 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

The 1997 Plan

On April 1, 1997, the Company adopted an Incentive and Non-statutory Stock Option Plan (the “1997 Plan”) for its employees and consultants under which a maximum of 100,000 options may be granted to purchase common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options listed in the summary compensation table (“Securities Underlying Options”) were issued pursuant to the Plan. An additional 4,000 Incentive Stock Options were issued to a non-officer-stockholder of the Company. All options issued pursuant to the Plan vest over an 18 month period from the date of the grant per the following schedule: 33% of the options vest on the date which is six months from the date of the grant; 33% of the options vest on the date which is 12 months from the date of the grant; and 34% of the options vest on the date which is 18 months from the date of the grant. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

During the year ended June 30, 2004, all outstanding options in this plan expired.

The 1999 Plan

On May 18, 1999, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “1999 Plan”) for its employees, directors and consultants under which a maximum of 1,000,000 options may be granted to purchase common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees, directors and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

During the year ended June 30, 2004, all outstanding options in this plan expired.

The 2001 Plan

On March 27, 2002, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2001 Plan”) for its employees and consultants under which a maximum of 2,000,000 options may be granted to purchase common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and exercise prices of options granted under the 2001 Plan for the years ended June 30, 2005 and 2004 are as follows:

		Exercise		Exercise
	2005	Price	2004	Price
Outstanding and exercisable, beginning of year	269,777	$0.75 to $2.50	398,408	$0.25 to $1.25
Granted	484,000	$0.75 to $2.50	635,913	$0.75 to $2.50
Exercised	(632,777)	$0.75 to $2.50	(764,544)	$0.25 to $1.25
Expired	(10,000)	-	-	-
Outstanding and exercisable, end of year	111,000	$0.75 to $2.50	269,777	$0.75 to $2.50

The 2002 Plan

In January 2003, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2002 Plan”) for its employees and consultants under which a maximum of 2,000,000 options may be granted to purchase restricted Rule 144 common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and weighted average exercise prices of options granted under the 2002 Plan for the year ended June 30, 2005 and 2004 are as follows:

		Exercise		Exercise
	2005	Price	2004	Price
Outstanding and exercisable, beginning of year	1,142,500	$0.75 to $2.50	93,600	-
Granted	14,500	$1.00 to $5.00	1,351,665	$0.75 to $2.50
Exercised	(17,500)	$0.75 to $2.50	(302,765)	$0.25 to $1.25
Expired	-	-	-	-
Outstanding and exercisable, end of year	1,139,500	$0.75 to $5.00	1,142,500	$0.75 to $2.50

The 2003 Plan

In March 2004, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2003 Plan”) for its employees and consultants under which a maximum of 2,000,000 options may be granted to purchase restricted Rule 144 common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and weighted average exercise prices of options granted under the 2003 Plan for the year ended June 30, 2005 and 2004 are as follows:

		Exercise		Exercise
	2005	Price	2004	Price
Outstanding and exercisable, beginning of year	450,000	-	-	-
Granted	386,500	$1.00 to $5.00	450,000	$2.64 to $5.00
Exercised	(49,000)	$1.00 to $1.35	-	-
Expired	-	-	-	-
Outstanding and exercisable, end of year	787,500	$1.00 to $5.00	450,000	$2.64 to $5.00

The 2004 Plan

In March 2005, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2004 Plan”) for its employees and consultants under which a maximum of 5,000,000 options may be granted to purchase restricted Rule 144 common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and weighted average exercise prices of options granted under the 2004 Plan for the year ended June 30, 2005 are as follows:

		Exercise
	2005	Price
Outstanding and exercisable, beginning of year	-	-
Granted	3,109,833	$1.50 to $2.91
Exercised	(109,833)	$1.50
Expired	-	-
Outstanding and exercisable, end of year	3,000,000	$1.50 to $2.91

NOTE 10 - CONVERTIBLE DEBENTURE

On March 24, 2004, the Company entered into an agreement with several investors for a Series A Convertible Debenture (the “Bridge Loan”) whereby a total of $1,200,000 in debentures were procured through Maxim Group, LLC. The Company received a net of $1,049,946 after placement expenses. The beneficial conversion feature of the debenture was valued at $252,257. The Company has recorded this as a contra-account against the loan balance and is amortizing the beneficial conversion feature over the life of the loan. During the years ended June 30, 2005 and 2004, the Company amortized $37,500 and $202,932, respectively. The unamortized balance at June 30, 2005 was $11,825.

During the year ended June 30, 2005, nineteen of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $1,050,000 and the Company issued 564,519 shares of its common stock to the note holders. The net balance at June 30, 2005, was $138,175.

Under the terms of the Bridge Loan agreements, and supplements thereto, the debentures bear interest at the rate of 10% per annum, payable on a quarterly basis in common stock or cash at the election of the Company. The maturity date is 24 months from the date of signing, or March 26, 2006. Pursuant to the terms of a supplemental agreement dated May 5, 2004 between NetSol and the debenture holders, the conversion rate was set at one share for each $1.86 of principal.

In addition, each debenture holder is entitled to receive at the time of conversion warrants equal to one-half of the total number of shares issued. The total number of warrants that may be granted is 322,582. The warrants expire in five years and have an exercise price of $3.30 per share. The fair value of the warrants will be calculated and recorded using the Black-Scholes method at the time of granting, when the debenture is converted. During the year ended June 30, 2005, nineteen debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 282,260 common shares were issued to the note holders. The warrants were valued using the fair value method at $249,638. The expense was recorded in the accompanying consolidated financial statements.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Leases

In December 2003, the moved its headquarters from its previous facility to one with approximately 1,919 rentable square feet and a monthly rent of $3,934 per month. The term of the lease is for two years and expires on December 31, 2005. A security deposit of $3,934 was made and is included in other current assets in the accompanying consolidated financial statements.

The facilities in Maryland were on a month-to-month basis rented at the rate of $1,200 per month. In July 2004 the Maryland office moved to a new location to one with approximately 1,380 rentable square feet and a monthly rent of $2,530. The term of the lease is for three years and expires on June 30, 2007. A security deposit of $2,530 was made and is included in other current assets in the accompanying consolidated financial statements.

The Australia lease is a three-year lease that expires in September 2007 and currently is rented at the rate of $1,380 per month. UK operations are currently conducted in leased premises operating on a month-to-month basis with current rental costs of approximately $5,500 per month. Our London, UK operations are currently conducted in leased premises operating on a month-to-month basis with current rental costs of approximately $5,500 per month. The CQ System facilities, located in Horsham, United Kingdom, are leased until June 23, 2011 for an annual rent of £75,000 (approximately $131,871.15) with an early termination option in June 2006. In June 2005, the Company opened a sales office in Beijing, China. The Beijing lease is a one year lease that expires in June 2006. The monthly rent is $2,280 per month with the first two months free bringing the average monthly rent to $1,900 per month.

Upon expiration of its leases, the Company does not anticipate any difficulty in obtaining renewals or alternative space. Rent expense amounted to $290,610 and $220,261 for the years ended June 30, 2005 and 2004, respectively.

Lahore Technology Campus

The newly built Technology Campus was inaugurated in Lahore, Pakistan in May 2004. This facility consists of 40,000 square feet of computer and general office space. This facility is state of the art, purpose-built and fully dedicated for IT and software development; the first of its kind in Pakistan. Title to this facility is held by NetSol Technologies Pvt. Ltd., and is not subject to any mortgages. The Company also signed a strategic alliance agreement with the IT ministry of Pakistan to convert the technology campus into a technology park. By this agreement, the IT ministry would invest nearly 10 million Rupees (approximately $150,000) to install fiber optic lines and improve the bandwidth for the facility. NetSol has relocated over 250 employees into this new facility.

Employment Agreements

Effective January 1, 2004, the Company entered into an employment agreement with Naeem Ghauri as Chief Executive Officer. The agreement is for a base term of three years, and continues thereafter on an at will basis until terminated by either NetSol or Mr. Ghauri. The agreement provides for a yearly salary of 110,000 pounds sterling. The agreement also provides for such additional compensation as the Board of Directors determines is proper in recognition of Mr. Ghauri's contributions and services to the Company. In addition, the agreement provides Mr. Ghauri with options to purchase up to 100,000 shares of common stock at an exercise price of $2.21, 100,000 shares at an exercise price of $3.75 and 50,000 shares at an exercise price of $5.00. These options vest at the rate of 25% per quarter and are fully vested on December 31, 2004. These options expire on December 31, 2008. Mr. Ghauri also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009. Effective April 1, 2005, Mr. Ghauri’s employment agreement was amended to increase his salary to £160,000 per annum (approximately $280,000 per annum based on an exchange rate of 1.75) and, to grant him options to purchase up to 500,000 shares at the exercise price of $1.94 per share and options to purchase up to 500,000 shares at the exercise price of $2.91 per share. These options vest 25% per quarter commencing with the quarter ending June 30, 2005.

Effective January 1, 2004, the Company entered into an employment agreement with Najeeb Ghauri as Chief Financial Officer. The agreement is for a base term of three years, and continues thereafter on an at will basis until terminated by either NetSol or Mr. Ghauri. The agreement provides for a yearly salary of $200,000. The agreement also provides for such additional compensation as the Board of Directors determines is proper in recognition of Mr. Ghauri's contributions and services to the Company. In addition, the agreement provides Mr. Ghauri with options to purchase up to 100,000 shares of common stock at an exercise price of $2.21, 100,000 shares at an exercise price of $3.75 and 50,000 shares at an exercise price of $5.00. These options vest at the rate of 25% per quarter and are fully vested on December 31, 2004. These options expire on December 31, 2008. Mr. Ghauri also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009. Effective April 1, 2005, Mr. Ghauri’s employment agreement was amended to increase his salary to $250,000 per annum and, to grant him options to purchase up to 500,000 shares at the exercise price of $1.94 per share and options to purchase up to 500,000 shares at the exercise price of $2.91 per share. These options vest 25% per quarter commencing with the quarter ending June 30, 2005.

Effective January 1, 2004, the Company entered into an employment agreement with Salim Ghauri as the President and Chief Executive Officer the Company’s Pakistan subsidiary. The agreement is for a base term of three years, and continues thereafter on an at will basis until terminated by either the Company or Mr. Ghauri. The agreement provides for a yearly salary of $110,000. The agreement also provides for such additional compensation as the Board of Directors determines is proper in recognition of Mr. Ghauri's contributions and services to the Company. In addition, the agreement provides Mr. Ghauri with options to purchase up to 100,000 shares of common stock at an exercise price of $2.21, 100,000 shares at an exercise price of $3.75 and 50,000 shares at an exercise price of $5.00. These options vest at the rate of 25% per quarter and are fully vested on December 31, 2004. These options expire on December 31, 2008. Mr. Ghauri also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009. Effective April 1, 2005, Mr. Ghauri’s employment agreement was amended to increase his salary to $150,000 per annum and, to grant him options to purchase up to 500,000 shares at the exercise price of $1.94 per share and options to purchase up to 500,000 shares at the exercise price of $2.91 per share. These options vest 25% per quarter commencing with the quarter ending June 30, 2005.

Effective January 1, 2004, the Company entered into an employment agreement with Patti L. W. McGlasson as legal counsel. The agreement provides for a yearly salary of $82,000. Ms. McGlasson also received options to purchase up to 10,000 shares of common stock at an exercise price equal to the lesser of $2.30 or the market price of the shares on the date of exercise less $2.00. These options vest at the rate of 25% per quarter and are exercisable until December 31, 2008. Effective March 26, 2004, Ms. McGlasson was elected to the position of Secretary. In connection with her role as Secretary, Ms. McGlasson received options to purchase up to 10,000 shares of common stock at $3.00 per share. These options vest at the rate of 25% per quarter and are exercisable until December 31, 2008. Ms. McGlasson also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009.

All of the above agreements provide for certain Company-paid benefits such as employee benefit plans and medical care plans at such times as the Company may adopt them. The agreements also provide for reimbursement of reasonable business-related expenses and for two weeks of paid vacation. The agreements also provide for certain covenants concerning non-competition, non-disclosure, indemnity and assignment of intellectual property rights.

Litigation

Herbert Smith, a former attorney representing the Company, commenced a collection proceeding against the Company in the High Court of Justice, Queen’s Bench Division, on July 31, 2002, claiming the Company owed a sum certain to it. The Company had signed an engagement letter dated October 18, 2000. Herbert Smith (“HS”) was hired to proceed against Surrey Design Partnership Ltd. HS claimed the Company owed 171,733 pounds sterling or approximately $248,871 USD. This sum includes interest in the amount of 8% per annum and had been recorded as a note payable on the accompanying consolidated financial statements (see note 7). On November 28, 2002, a Consent Order was filed with the Court agreeing to a payment plan, whereby the Company is to pay $10,000 USD upon signing of the agreement, $4,000 USD a month for one year and $6,000 USD, per month thereafter until the debt is paid. During the years ended June 30, 2005 and 2004, the Company paid $166,000 and $73,000. In April 2005, an agreement was reached with Herbert Smith whereby they accepted $110,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $33,321 in the accompanying consolidated financial statements.

On January 29, 2002, the Company reached a settlement with Adrian Cowler and The Surrey Design Partnership Limited, the former owners of Network Solutions Group Limited (“NSGL”). The settlement had the following terms; I) NetSol to pay 50,000 pounds sterling; II) 3,000 pounds sterling to be paid for 24 months beginning 31, March 2002; III) 4,000 pounds sterling to be paid for 24 months beginning March 31, 2004; IV) NetSol to release 155,000 shares in escrow; V) 650,000 144 shares to be issued to Surrey Design. NetSol made some of the payments and issued all the shares. On June 11, 2002, Plaintiff filed an enforcement of judgment in California Superior Court of Los Angeles to enforce the judgment. A request for Entry of Default was filed on July 30, 2002. On September 10, 2002 NetSol filed its Opposition to Plaintiff’s request for Entry of Judgment and on September 16, 2002, Plaintiff filed its Motion to Strike NetSol’s Opposition. On September 25, 2002, the Company and Surrey Design entered into an Agreement to Stay Enforcement of Judgment. The terms of the Agreement included (i) NetSol to pay 25,000 pounds sterling upon execution of this Agreement; (ii) By February 20, 2003, NetSol to pay an addition 25,000 pounds sterling; (iii) From October 31, 2002 to February 28, 2003, NetSol to pay 3,000 pounds sterling; and (iv) from March 31, 2003 for a period of 24 months, NetSol to pay 4,000 pounds sterling. The settlement amount had been recorded in the accompanying consolidated financial statements as a note payable (see note 7). During the years ended June 30, 2005 and 2004, the Company paid $125,368 and $86,857. In December 2004, the Company reached an agreement with Cowler to pay the balance of the loan in one lump-sum payment. Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148 in the accompanying consolidated financial statements.

On March 27, 2003, Arab Commerce Bank (“ACB”) filed a complaint in the Supreme Court of the State of New York (Index No. 600709/03) seeking damages for breach of a Note Purchase Agreement and Note. ACB alleged that NetSol did not issue stock in a timely manner in December 2000 resulting in compensatory damages in the amount of $146,466.72. The litigation arises out of a transaction from late 1999 in which Arab Commerce Bank invested $100,000 in the Company’s securities through a private placement. ACB claimed that the removal of the legend on its shares of common stock longer than contractually required. During this purported delay, the market value of the Company’s common shares decreased. Essentially, the ACB complaint sought the lost value of its shares. In the event ACB was unable to collect the amount sought, the complaint requested that NetSol repay the principal sum of the Note of $100,000 and interest at the rate of 9% per annum based on the maturity date of December 10, 2000. This matter has been settled pursuant to the terms of a settlement agreement whereby NetSol agreed to issue to ACB shares of common stock of the Company equal in value to $100,000 plus $39,178 of interest as of the effective date of the agreement. On December 16, 2003, the Company issued 34,843 shares of its common stock in satisfaction of the principal amount due. On February 6, 2004, the Company issued 10,352 shares of its common stock for the accrued interest.

On March 3, 2004, Uecker and Associates, Inc. as the assignee for the benefit of the creditors of PGC Systems, Inc. f.k.a. Portera Systems Inc. filed a request for arbitration demanding payment from the Company for the amounts due under the agreement in the amount of $175,700. On March 31, 2004, the Company filed an Answering Statement to the Request of Uecker & Associates denying each and every allegation contained in the Claim filed by Uecker & Associates and stating NetSol’s affirmative defenses. There was an administrative conference scheduled with the case manager of the American Arbitration Association on March 17, 2004. An arbitrator has been selected and the parties are selecting dates for arbitration in this matter. A settlement was reached by and between the Company and Portera on November 11, 2004 whereby Portera agreed to a settlement of any and all issues related to the claim in exchange for one time payment of $75,000 which was paid by December 3, 2004.

On June 24, 2004, the Company reached a settlement agreement with, Brobeck, Phelger, et al, a vendor, for amounts in dispute. The vendor agreed to accept $108,500 as payment in full to be paid in three installments totaling $54,250 and one payment of $54,250 to be paid either in cash or in the Company’s common stock. As of June 30, 2004, the Company recorded a gain of $102,119 from the settlement of this debt in the accompanying consolidated financial statements. In September 2004, the Company issued 24,004 of Treasury Shares valued at $45,965 (see Note 8), as a result the Company recorded a gain of $8,285 from the settlement of this debt in the accompanying consolidated financial statements.

On May 12, 2004, Merrill Corporation served an action against NetSol for account stated, common counts, open book account and unjust enrichment alleging amounts due of $90,415.33 together with interest thereon from August 23, 2001. On June 24, 2004, the parties reached a settlement agreement. The vendor agreed to accept $75,450 as payment in full to be paid $10,450 at the time of signing the agreement and the balance in five monthly installments of $13,000. The Company recorded a gain of $14,965 from the settlement of this debt in the accompanying consolidated financial statements. During the fiscal year ended June 30, 2005, the monthly installments were paid as agreed.

NOTE 12 - SEGMENT AND GEOGRAPHIC AREAS

The following table presents a summary of operating information and certain year-end balance sheet information for the years ended June 30, 2005 and 2004:

	2005	2004
Revenues from unaffiliated customers:
North America	$295,725	$676,857
International	12,141,928	5,072,205
Consolidated	$12,437,653	$5,749,062

Operating income (loss):
North America	$(2,810,508)	$(3,452,920)
International	3,875,213	744,902
Consolidated	$1,064,705	$(2,708,018)

Identifiable assets:
North America	$6,373,169	$4,309,332
International	14,752,865	7,668,716
Consolidated	$21,126,034	$11,978,048

Depreciation and amortization:
North America	$1,324,098	$1,080,498
International	240,464	160,294
Consolidated	$1,564,562	$1,240,792

Capital expenditures:
North America	$-	$55,986
International	1,468,499	2,805,768
Consolidated	$1,468,499	$2,861,754

NOTE 13 - MINORITY INTEREST IN SUBSIDIARY

NetSol Connect:

In August 2003, the Company entered into an agreement with United Kingdom based Akhter Group PLC (“Akhter”). Under the terms of the agreement, Akhter Group acquired 49.9 percent of the Company’s subsidiary; Pakistan based NetSol Connect PVT Ltd. (“Connect”), an Internet service provider (“ISP”), in Pakistan through the issuance of additional Connect shares. As part of this Agreement, Connect changed its name to NetSol Akhter. The partnership with Akhter Computers is designed to rollout connectivity and wireless services to the Pakistani national market. On signing of this Agreement, the Shareholders agreed to make the following investment in the Company against issuance of shares of Connect.

Akhter	US$ 200,000
The Company	US$ 50,000

During the quarter ended September 30, 2003, the funds were received by Connect and a minority interest of $200,000 was recorded for Akhter’s portion of the subsidiary. During the quarter ended December 31, 2003, Akhter paid an additional $10,000 to the Company for this purchase. Per the agreement, it was anticipated that Connect would require a maximum of $500,000 for expansion of its business from each partner. Akhter was to meet the initial financial requirements of the Connect until November 1, 2003. As of December 31, 2004, both NetSol and Akhter had injected the majority of their committed cash to meet the expansion requirement of the company. As of June 30, 2005, a total of $751,356 had been transferred to Connect, of which $410,781 was from Akhter.

For the years ended June 30, 2005 and 2004, the subsidiary had net losses of $27,422 and $689,000, respectively, of which $13,684 and $273,159 respectively, was recorded against the minority interest. The balance of the minority interest at June 30, 2005 was $323,938.

NetSol-TiG:

In December 2004, NetSol forged a new and a strategic relationship with a UK based public company TIG Plc. A new Joint Venture was signed by the two companies to create a new company, TiG NetSol Pvt Ltd. (“NetSol-TiG”), with 50.1% ownership by NetSol Technologies, Inc. and 49.9% ownership by TiG. The agreement anticipates TiG’s technology business to be outsourced to NetSol’s offshore development facility. Both companies, according to this agreement, would invest a total of $1 million or $500,000 each in next few months for infrastructure, dedicated personnel and systems in the NetSol IT campus in Lahore.

During year ended June 30, 2005, the Company invested $253,635 and TiG invested $251,626 and the new subsidiary began operations.

For the year ended June 30, 2005, the subsidiary had net income of $250,013, of which $124,756 was recorded against the minority interest. The balance of the minority interest at June 30, 2005 was $376,382.

NOTE 14 - GAIN ON SETTLEMENT OF DEBT

In September 2004, the Company transferred 24,004 of its treasury shares valued at $45,965 to Brobeck Phleger & Harrison, LLP, in exchange of debt, as part of a settlement agreement. The Company recorded a gain of $8,285 on the settlement.

During the quarter ended September 30, 2004, the Company evaluated the liabilities of its discontinued operations and determined that $41,989 was no longer payable. The Company recorded a gain of $41,989 as a result of the write-off of these liabilities from its financial statements.

In October 2004, the Company reached an agreement with a vendor to settle the amounts owing. The vendor agreed to accept $29,642 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $11,029.

In December 2004, the Company reached an agreement with Cowler to pay the balance owing on the loan in one lump-sum payment (see note 7). Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148.

During the quarter ended December 31, 2004, a former officer of Abraxas, the Company’s Australian subsidiary, agreed to forgive amounts accrued to him for long-term service leave prior to the Company’s acquisition in 1999. The amounts accrued were during the period of 1984 to 1999. As a result, the Company recorded a gain on forgiveness of debt of $139,549.

In February 2005, the Company reached an agreement with a former vendor to settle amounts owing. The vendor agreed to accept $27,580 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $27,581.

In April 2005, the Company reached an agreement with Herbert Smith to pay the balance owing on the loan in one lump-sum payment (see note 7). Smith agreed to accept $135,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $33,321.

In June 2005, the Company reached an agreement with a former vendor to settle amounts owing. The vendor agreed to accept $3,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $1,958.

In May 2005, the Company issued shares of its common stock as payment for two notes payable and accrued interest (see note 7). As a result, the Company recorded a net loss on forgiveness of debt of $1,675.

During the year ended June 30, 2005, the Company wrote-off old invoices for services under the statute of limitations. The vendors had not contacted the Company in over four years and the original services were in dispute at the time they were rendered. As a result, the Company recorded a gain on forgiveness of debt of $120,951.

NOTE 15 - ACQUISITION OF CQ SYSTEMS

On January 19, 2005, the Company entered into an agreement to acquire 100% of the issued and outstanding shares of common stock of CQ Systems Ltd., a company organized under the laws of England and Wales. The acquisition closed on February 22, 2005.

According to the terms of the Share Purchase Agreement, the Company acquired 100% of the issued and outstanding shares of CQ from CQ’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “CQ Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50.1% of CQ’s total gross revenue for the twelve month period ending March 31, 2005 after an adjustment for any extraordinary revenue, i.e. non-trading revenue (“LTM Revenue”) multiplied by 1.3 payable: (i) 50% in shares of restricted common stock of the Company at a per share cost basis of $2.313 and as adjusted by the exchange rate of U.S. Dollar to British Pound (at the spot rate for the purchase of sterling with U.S. dollars certified by NatWest Bank plc as prevailing at or about 11:00 a.m.) on January 19, 2005 and, (ii) 50% in cash; and b) 49.9% of CQ’s LTM Revenue for the period ending March 31, 2006 multiplied by 1.3 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided, however that the cost basis of the Company’s common stock shall be based on the 20 day volume weighted average of the Company’s shares of common stock as traded on NASDAQ 20 days prior to March 31, 2005 and, provided that under no circumstances shall the total number of shares of common stock issued to the CQ Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at January 19, 2005.

The initial purchase price was £3,576,335 or $6,730,382, of which one-half was due at closing payable in cash and stock and the other half is due when the audited March 31, 2006 financial statements are completed. On the closing date, $1.7 million was paid and 681,965 shares were issued to the shareholders of CQ, valued at $1,676,795 at an average share price of $2.46 (see note 8) was recorded. In addition, the agreement called for the accumulated retained earnings amounting to £423,711 or $801,915 of CQ Systems as of the closing date to be paid to the shareholders in cash and stock. In April 2005, the additional cash of £350,000 or $662,410 was paid and 77,503 shares of the Company’s common stock valued at $139,505 were issued. The total amount paid at closing was $4,178,710.

In accordance with SFAS 141, the Company has recognized the lesser of the maximum amount of the contingent consideration based on earnings or the excess of the fair market value of assets acquired over the purchase price as a deferred liability. The deferred liability balance at June 30, 2005 was $313,397. The purchase price has been allocated as follows:

Purchase Price Allocation:
Purchase Price	$7,532,297
Less contingent consideration	(3,353,587)
Net purchase price	$4,178,710

Net tangible assets	$984,420
Intangible Assets:
Product License	2,190,807
Customer Lists	1,316,880
Deferred liability	(313,397)
Net purchase price	$4,178,710

The following is the proforma financial information of the Company assuming the transaction had been consummated at the beginning of the fiscal years ended June 30, 2004 and 2005:

	For the years
	Ended June 30,
	2005	2004
	(Unaudited)
Statement of Operations:
Revenues	$15,910,061	$10,389,715
Cost of Sales	6,684,419	4,533,669
Gross Profit	9,225,642	5,856,046

Operating Expenses	7,974,393	8,354,927
Income (loss) from operations	1,251,249	(2,498,881)

Other income and (expenses)	(337,346)	(357,018)
Income (loss) before minority interest	913,903	(2,855,899)
Minority interest in subsidiary	(111,073)	273,159
Net Income (loss)	$802,830	$(2,582,740)

Earnings Per Share:
Basic	$0.07	$(0.30)
Diluted	$0.05	$(0.30)

NOTE 16 - SUBSEQUENT EVENTS

On July 31, 2005, the Company entered into an agreement with Butura Properties to terminate the lease on the Maryland office space before the lease expiration. The Company was required to pay $23,000 for accrued rent of $7,590 and $15,410 in early termination fees. In addition, the security deposit of $2,530 was forfeited.

In August 2005, the Company listed its wholly-owned subsidiary, NetSol Technologies Ltd. on the Karachi Stock Exchange (“KSE”). The initial public offering of stock, of NetSol Technologies Ltd., together with the pre-initial public offering private placement, raised over $5.83 million. NetSol Technologies Ltd. is listed on the KSE under the symbol “NETSOL”. Trading of ‘NETSOL’ on the KSE commenced on August 26, 2005.

MCCUE SYSTEMS, INCORPORATED
BALANCE SHEETS
MARCH 31, 2006
(UNAUDITED)

	2005	2006
ASSETS
Current assets:
Cash and cash equivalents	$542,415	$886,714
Accounts receivable, net of allowance for doubtful accounts
of $44,067	1,164,055	893,919
Other current assets	80,218	68,243
Total current assets	1,786,688	1,848,876
Property and equipment, net of accumulated depreciation	47,852	64,706
Intangible assets	139,200	211,312
Rent deposit	41,005	41,005
Total assets	$2,014,745	$2,165,899

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$545,219	$640,205
Current portion of notes payable	64,121	-
Settlement payable	-	350,000
Unearned revenues	2,101,875	1,458,244
Total current liabilities	2,711,215	2,448,449
Commitments and contingencies	-	-

Stockholders' deficit:
Series A Preferred Stock, no par value; 500,000 authorized;
none issued and outstanding	-	-
Series B Preferred Stock, no par value; 830,000 authorized;
none issued and outstanding	-	-
Common stock, no par value; 5,000,000 share authorized;
669,539 issued and outstanding	2,710,275	2,710,275
APIC	31,728	31,728
Stock subscription receivable	(125,000)	-
Accumulated deficit	(3,313,473)	(3,024,553)
Total stockholders' deficit	(696,470)	(282,550)
Total liabilities and stockholders' deficit	$2,014,745	$2,165,899

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the three months
	Ended March 31,
	2005	2006
Revenues:
License Fees	$246,960	$169,126
Maintance Fees	485,660	599,545
Consulting and services	463,763	281,389
Hardware sales	9,800	7,791
Application service provider (ASP)	-	76,011
Total revenues	$1,206,183	$1,133,862

Cost of revenues:
Salaries and consultants	598,466	583,968
Travel and entertainment	7,621	5,510
Hardware	3,375	5,145
Sourcecode escrow	3,398	1,107
ASP expense	-	24,479
Total cost of revenues	612,860	620,209
Gross profit	593,323	513,653

Operating expenses:
Selling and marketing	112,801	156,271
Depreciation and amortization	9,785	29,368
Salaries and wages	182,085	171,058
Professional services, including non-cash
compensation	4,470	85,296
General and adminstrative	200,358	200,826
Total operating expenses	509,499	642,819
Income (loss) from operations	83,824	(129,166)
Other income and (expenses):
Interest expense	(1,282)	-
Interest income	2,996	6,632
Royalty income	401	-
Other income	-	3,848
Total other income	2,115	10,480
Net income (loss)	$85,939	$(118,686)

Net income (loss) per share:
Basic	$0.13	$(0.18)
Diluted	$0.12	$(0.18)

Weighted average number of shares outstanding
Basic	669,539	669,539
Diluted	698,075	669,539

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the three months
	Ended March 31,
	2005	2006
Cash flows from operating activities:
Net income (loss) from continuing operations	$85,939	$(118,686)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	9,785	29,368
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(95,257)	156,651
Other current assets	3,663	12,641
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	(99,456)	6,549
Unearned revenues	142,884	(1,333)
Net cash provided by operating activities	47,558	85,190
Cash flows from investing activities:
Purchases of property and equipment	-	(13,344)
Net increase in cash and cash equivalents	47,558	71,846
Cash and cash equivalents, beginning of period	494,857	814,868
Cash and cash equivalents, end of period	$542,415	$886,714

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
(UNAUDITED)
continued

	For the three months
	Ended March 31,
	2005	2006
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$1,282	$-
Taxes	$-	$1,600

See accompanying notes to these financial statements.

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

McCue Systems, Incorporated, a California corporation, (the “Company”) is a software development firm specializing in lease accounting and asset management applications for the financial services, automotive and high-tech industries. The Company is located in Burlingame, California and was incorporated in 1981. The Company’s product, LeasePak and its suite of modules, is a fully scalable, open architecture system available on multiple platforms. The Company also provides implementation, development, systems integration, and customization services for its clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity:

The Company designs, develops, and markets, proprietary software products to primarily equipment and vehicle lessors in the financial services, automotive finance and high-tech industries in the United States. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents consist primarily of interest-bearing accounts which may exceed the maximum amount covered by depository insurance. The Company’s policy is to place its cash on deposit in high credit quality instruments in financial institutions in the United States.

Accounts Receivable:

The Company performs ongoing credit evaluations of its customers and generally does not require collateral for sales on credit. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

The Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, at the approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the three months ended March 31, 2005 and 2006 were $35,669 and $52,028, respectively.

Net Income (Loss) Per Share:

Net income/(loss) per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net income/loss per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the three months ended March 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$85,939	669,539	$0.13
Effect of dilutive securities
Stock options		28,536
Warrants		-
Diluted earnings per share	$85,939	698,075	$0.12

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the three months ended March 31, 2006 since the effect of dilutive securities is anti-dilutive.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

New Accounting Pronouncements:

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

At March 31, 2005, two customers accounted for 34%, and 10% of revenues or a total of $530,079 and a total balance of $334,789 in accounts receivable at quarter end. At March 31, 2006 three customers accounted for 34%, 12% and 11% of revenues or a total of $648,594 and a total balance of $416,608 in accounts receivable at quarter end. No other individual client represents more than 10% of the revenue for the three months ended March 31, 2005 and 2006.

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of March 31, 2005 and 2006:

	For the three months ended March 31,
	2005	2006
Prepaid Expenses	$39,087	$47,060
Employee Advances	15,700	21,183
Interest Receivable	25,431	-

Total	$80,218	$68,243

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following at March 31, 2005 and 2006:

	2005	2006
Office furniture and equipment	$89,632	$89,632
Computer equipment	450,623	497,567
Subtotal	540,255	587,199
Accumulated depreciation	(492,403)	(522,493)
	$47,852	$64,706

For the three months ended March 31, 2005 and 2006, fixed asset depreciation expense totaled $9,785 and $7,899, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of computer software development costs at March 31, 2005 and 2006:

	2005	2006
Intangible asset - Beginning	$546,946	665,371
Additions	-	-
Accumulated amortization	(407,746)	(454,059)
Net balance - Ending	$139,200	$211,312

Amortization expense	$-	$21,469

Amortization expense of intangible assets over the next three years is as follows:

	YEAR ENDING
Asset	3/31/07	3/31/08	3/31/09	TOTAL
Capitalized Software R&D	$85,875	$85,875	$39,562	$211,312

	$85,875	$85,875	$39,562	$211,312

NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following as of March 31, 2005 and 2006:

	For the three months ended March 31,
	2005	2006
Accounts Payable - trade	$141,339	$205,381
Bank Overdraft	4,243	-
Sales Tax Payable	56,302	(9,289)
Section 125 Plan Payable	3,274	2,859
Accrued Liabilities	30,200	38,606
Accrued Payroll	12,161	-
Accrued Commissions	27,566	40,642
Accrued Vacation Payable	268,851	318,152
Accrued Interest Payable	1,282	-
Other Payable	-	43,853

Total	$545,218	$640,204

On May 16, 2005, the Company entered into an agreement with a customer whereby the Company agreed to refund a portion of the license fee purchased by the customer. The total amount to be refunded was $78,933 and is to be paid in nine quarterly installments of $8,770. During the year ended December 31, 2005, $35,080 was paid and a balance of $43,853 was owed at December 31, 2005, which was recorded as other payable. No payment was made during the three months ended March 31, 2006.

NOTE 8 - DEBTS

NOTES PAYABLE - CURRENT

On March 29, 2002, the Company entered into an agreement with the preferred stock holders whereby the Company repurchased the outstanding preferred shares with cash in the amount of $487,132 and notes payable of $194,834 with a three-year maturity date and an interest rate of 8% per annum, simple interest. The notes were payable in quarterly installments. As of December 31, 2003 the loan balance was $192,844. During the year ended December 31, 2004, $128,722 was paid on the notes and the balance owing was $64,121. No payments were made during the three months ended March 31, 2005. During the year ended December 31, 2005, the balance owing was paid.

NOTE 9 - SETTLEMENT PAYABLE

The Company was sued by two former employees in 1999 (see note 14). On April 17, 2006, a settlement agreement was entered into whereby the Company agreed to pay a total of $700,000 to the two former employees. $350,000 of the $700,000 was paid by the Company’s insurance company directly to the two former employees upon the signing of the settlement agreement. The Company paid $275,000 upon the signing of the settlement agreement and agreed to pay the remaining $75,000 within 90 days of the settlement agreement. As the amount of the settlement was undeterminable at December 31, 2004, no amount was recorded as a liability in 2004. The Company’s direct liability of $350,000 was recorded as of December 31, 2005 as the amount became determinable before the issuance of the financial statements. It is shown as a settlement payable. As of March 31, 2006, the balance of settlement payable is $350,000.

NOTE 10 - STOCKHOLDERS’ EQUITY

Deemed dividend and write off of stock subscription receivable

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the officer to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend in the statement of stockholders’ deficit in the year ended December 31, 2005.

NOTE 11 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Under the 1997 Employee Stock Option Plan (the “Option Plan”), the Company may grant options to purchase up to 450,000 shares of common stock to employees and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for nonstatutory stock options. For owners of more than 10% of the Company’s stock, options may only be granted for an exercise price of no less than 110% of fair market value on the date of grant for both incentive and nonstatutory stock options. These options generally expire five years from the date of grant and generally vest 33% one year from the date of grant and 1/36th each month thereafter for the next 24 months. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, all outstanding options granted vest immediately.

NOTE 12 - COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of March 31, 2005 and 2006:

	Options	Exercise Price	Warrants	Exercise Price
Outstanding December 31, 2004	100,008	$0.72 to $1.25	334,294	$0.72
Granted	94,000	$0.72
Exercised	-		-
Expired	-		-
Outstanding March 31, 2005	194,008		334,294

Outstanding December 31, 2005	293,408	$0.72 to $1.25	334,294	$0.72
Granted	-	$0.72
Exercised	-		-
Expired	-		-
Outstanding March 31, 2006	293,408		334,294

The following summary presents the weighted average exercise prices, number of options and warrants outstanding and exercisable, and the remaining contractual lives of the Company’s stock options and warrants as of March 31, 2005 and 2006:

	OPTIONS		WARRANTS
	3/31/2005	3/31/2006	3/31/2005	3/31/2006
Number Outstanding	100,008	293,408	334,294	334,294
Weighted Ave Remaining Life	3.92	3.65	5.00	4.00
Weighted Ave Exercise Price	$0.75	$0.82	$0.72	$0.72
Number Exercisable	39,341	91,175	-	-

During the three months ended March 31, 2005, 94,000 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of the employee’s termination date. No expense was recorded for the granting of these options. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

There were no options or warrants granted during the three months ended March 31, 2006.

In 2002, the Company granted 334,294 warrants to purchase Series A preferred stock with an exercise price of $0.72 per share as part of a preferred stock repurchase agreement with the former preferred stockholders. These warrants become exercisable only at the time of a liquidation event defined as a) a merger or consolidation of the Company with another Company, b) a sale of substantially all the assets of the Company to another Company or c) an IPO and expire seven years from the time of grant. No expense has been taken on these warrants until such time as they become exercisable.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for three months ended March 31, 2005 and 2006 as follows:
	2005	2006
Net income (loss) - as reported	$85,939	$(118,686)
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(17,578)	-

Pro forma net income (loss)	$68,361	$(118,686)

Earnings per share:
Basic, as reported	0.13	(0.18)
Diluted, as reported	0.12	(0.18)

Basic, pro forma	0.10	(0.18)
Diluted, pro forma	0.10	(0.18)

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions:

	2005	2006
Expected life (years)	5 years	5 years
Risk-free interest rate	6.0%	6.0%
Dividend yield	-	-
Volatility	.001%	.001%

NOTE 13 - EMPLOYEE BENEFIT PLANS

The Company has a qualified employee savings and retirement plan (401(k) plan). The 401(k) plan allows the Company to make discretionary contributions of up to 3% of employee’s salary given at the discretion of the board and/or management. The Company made no contributions during the three months ended March 31, 2005 and 2006.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

Litigation

On July 27, 1999, two former employees of the Company, Mohamad Rashedi and Gregory Saylor, and the company formed by the former employees (Integrated Support Services, a general partnership "IS") filed a complaint in the Superior Court of San Mateo County alleging damages for unfair competition, defamation, restraint of trade and prevention of employment. A counter-suit was filed by the Company against the plaintiffs alleging misappropriation of proprietary materials. On or about Feb. 16, 2001, the matter went to trial and a verdict was entered against the defendants and the plaintiffs were found not guilty on the defendants counter-suit. Defendants moved for a new trial on the damages which was granted. The new trial was scheduled to commence on April 17, 2006.

While the Company believes that it is not liable for damages to the plaintiffs, in the interest of settling the matter and avoiding the expenses of trial, the Company executed a Settlement and Release Agreement on April 17, 2006. The terms of the Settlement and Release Agreement call for the Company to pay the two former employees $625,000 upon the execution of the Settlement and Release Agreement and $75,000 within 90 days of the execution of the Settlement and Release Agreement. The Company's insurance carrier paid half of the settlement cost directly to the two former employees upon the signing of the settlement agreement. As of June 12, 2006 the full settlement amount had been paid and a dismissal with prejudice of the action was filed effective June 22, 2006.

NOTE 15 - ROYALTY AGREEMENTS

Under royalty agreements, sales of certain products require the Company to pay royalties to third parties under specified circumstances and/or under specified time frames. Royalty expense was $0 for the three months ended March 31, 2005 and 2006, respectively.  In addition, the Company receives royalties on the sales of certain products. Royalty income was $401 and $0 for the three months ended March 31, 2005 and 2006, respectively.

NOTE 16 - RELATED PARTY TRANSACTIONS

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the President to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the three months ended March 31, 2005, $733 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend.

The employment agreement with the President of the Company calls for bonuses to be paid to him based on certain milestones achieved and sales generated. During fiscal years ended December 31, 2004 and 2005, $18,000 and $66,829 was accrued, respectively. At March 31, 2005 and 2006, $18,000 and $29,552 remained unpaid and is included in accrued liabilities in these financial statements.

NOTE 17 - SUBSEQUENT EVENTS (unaudited)

On May 6, 2006 the stockholders voted in favor of the Company being acquired by NetSol Technologies, Inc. (“NetSol”), a publicly listed corporation on the NASDAQ exchange, (NTWK). Under the agreement, NetSol will purchase 100% of the outstanding stock of McCue. The estimated purchase price based on the December 31, 2005 revenues is $8.5 million dollars. The agreement calls for a closing date on or about June 30, 2006.

According to the terms of the Share Purchase Agreement, NetSol is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at NetSol’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006.

The initial payment will consist of approximately $2.1 million in cash and 985,213 shares of NetSol’s restricted common stock.

During May and June 2006, 281,908 options were exercised for a total of $230,276 of which $4,020 was received in cash and the remaining amount of $226,356 was recorded as a receivable. The amount due from the shareholders will be withheld from any funds due to them at the close of the acquisition by NetSol. In addition, the option holders were granted a loan from the Company of $0.33 per share to help defray any tax consequence of the option exercise. This loan is to be repaid from the proceeds of the second and third installment of the purchase price of the acquisition by NetSol.

During May and June 2006, 323,682 warrants were exercised. Of these, 281,540 were exercised under a cashless exercise provision of $0.85 per share and 238,735 shares were issued as a result. $1,542 was received in cash and a receivable for $28,800 was recorded. The receivable will be withheld from any funds due to them at the close of the acquisition by NetSol.

On June 12, 2006 the Company paid the remaining balance of $75,000 due on the settlement agreement (See Note 14). On June 22, 2006 a dismissal of the case was filed with the court.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
McCue Systems, Incorporated
Burlingame, California

We have audited the accompanying balance sheets of McCue Systems, Incorporated as of December 31, 2004 and 2005, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2004 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of McCue Systems, Incorporated as of December 31, 2004 and 2005, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2004 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
July 7, 2006

	2004	2005
ASSETS
Current assets:
Cash and cash equivalents	$494,857	$814,868
Accounts receivable, net of allowance for doubtful accounts
of $44,067	1,068,797	1,050,570
Other current assets	83,879	80,884
Total current assets	1,647,533	1,946,322
Property and equipment, net of accumulated depreciation	57,638	59,261
Intangible assets	139,200	232,781
Rent deposit	41,005	41,005
Total assets	$1,885,376	$2,279,369

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$644,673	$633,656
Current portion of notes payable	64,121	-
Settlement payable	-	350,000
Unearned revenues	1,958,991	1,459,577
Total current liabilities	2,667,785	2,443,233
Commitments and contingencies	-	-

Stockholders' deficit:
Series A Preferred Stock, no par value; 500,000 authorized;
none issued and outstanding	-	-
Series B Preferred Stock, no par value; 830,000 authorized;
none issued and outstanding	-	-
Common stock, no par value; 5,000,000 share authorized;
669,539 issued and outstanding	2,710,275	2,710,275
Stock subscription receivable	(125,000)	-
APIC	31,728	31,728
Accumulated deficit	(3,399,412)	(2,905,867)
Total stockholders' deficit	(782,409)	(163,864)
Total liabilities and stockholders' deficit	$1,885,376	$2,279,369

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF OPERATIONS

	For the Years
	Ended December 31,
	2004	2005
Revenues:
License Fees	$723,351	$1,385,103
Maintance Fees	1,864,298	2,082,868
Consulting and services	1,663,277	1,694,357
Hardware sales	276,888	331,276
Application service provider (ASP)	-	154,033
Total revenues	$4,527,814	$5,647,637

Cost of revenues:
Salaries and consultants	1,945,721	2,089,758
Travel and entertainment	36,733	46,797
Hardware	220,682	219,415
Sourcecode escrow	3,878	7,988
ASP expense	-	130,311
Other	1,546	-
Total cost of revenues	2,208,560	2,494,269
Gross profit	2,319,254	3,153,368

Operating expenses:
Selling and marketing	764,032	523,053
Depreciation and amortization	87,516	58,005
Settlement costs	-	350,000
Bad debt expense	27,044	20
Salaries and wages	426,888	457,481
Professional services, including non-cash
compensation	57,815	94,774
General and adminstrative	1,053,448	1,070,144
Total operating expenses	2,416,743	2,553,477
Income (loss) from operations	(97,489)	599,891
Other income and (expenses):
Interest expense	(8,122)	(4,561)
Interest income	20,669	15,325
Royalty income	13,148	1,467
Royalty expense	-	(7,830)
Other income	-	41,926
Total other income	25,695	46,327
Net income (loss)	$(71,794)	$646,218

Net income (loss) per share:
Basic	$(0.11)	$0.97
Diluted	$(0.11)	$0.90

Weighted average number of shares outstanding
Basic	669,539	669,539
Diluted	669,539	716,260

See accompanying notes to these consolidated financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF STOCKHOLDERS’ DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005

			Additional	Stock		Total
	Common Stock		Paid-In	Subscriptions	Accumulated	Stockholders'
	Shares	Amount	Capital	Receivable	Deficit	Deficit
Balance at December 31, 2003	668,539	$2,710,275	$31,167	$(125,000)	$(3,327,618)	$(711,176)

Fair market value of options issued			561			561
Net loss for the year					(71,794)	(71,794)

Balance at December 31, 2004	668,539	2,710,275	31,728	(125,000)	(3,399,412)	(782,409)
Deemed dividend -
Write-off of subscription receivable				125,000	(152,673)	(27,673)
Net income for the year					646,218	646,218

Balance at December 31, 2005	668,539	$2,710,275	$31,728	$-	$(2,905,867)	$(163,864)

See accompanying notes to these consolidated financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS

	For the Years
	Ended December 31,
	2004	2005
Cash flows from operating activities:
Net income (loss) from continuing operations	$(71,794)	$646,218
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	87,516	58,005
Provision for uncollectible accounts	27,044	20
Fair market value of options granted	561	-
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	713,483	18,208
Other current assets	(26,217)	(24,677)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	17,380	(11,018)
Unearned revenues	(197,876)	(499,414)
Litigation settlement	-	350,000
Net cash provided by operating activities	550,097	537,342
Cash flows from investing activities:
Purchases of property and equipment	(55,379)	(34,785)
Increase in intangible assets - development costs	(139,200)	(118,425)
Net cash used in investing activities	(194,579)	(153,210)
Cash flows from financing activities:
Payments on loans	(128,722)	(64,121)

Net increase in cash and cash equivalents	226,796	320,011
Cash and cash equivalents, beginning of period	268,061	494,857
Cash and cash equivalents, end of period	$494,857	$814,868

See accompanying notes to these consolidated financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
Continued

	For the Years
	Ended December 31,
	2004	2005
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$8,122	$4,561
Taxes	$-	$-

OTHER NON-CASH TRANSACTIONS:
Deemed dividend - write off of interest and stock subsriptions
receivable from a related party	$-	$152,673

See accompanying notes to these consolidated financial statements.

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

McCue Systems, Incorporated, a California corporation, (the “Company”) is a software development firm specializing in lease accounting and asset management applications for the financial services, automotive and high-tech industries. The Company is located in Burlingame, California and was incorporated in 1981. The Company’s product, LeasePak and its suite of modules, is a fully scalable, open architecture system available on multiple platforms. The Company also provides implementation, development, systems integration, and customization services for its clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity:

The Company designs, develops, and markets, proprietary software products to primarily equipment and vehicle lessors in the financial services, automotive finance and high-tech industries in the United States. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents consist primarily of interest-bearing accounts which may exceed the maximum amount covered by depository insurance. The Company’s policy is to place its cash on deposit in high credit quality instruments in financial institutions in the United States.

Accounts Receivable:

The Company performs ongoing credit evaluations of its customers and generally does not require collateral for sales on credit. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

The Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, at the approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the years ended December 31, 2004 and 2005 were $151,290 and $139,625, respectively.

Net Income (Loss) Per Share:

Net income/(loss) per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net income/loss per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the year ended December 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$646,218	669,539	$0.97
Effect of dilutive securities
Stock options		46,721
Warrants		-
Diluted earnings per share	$646,218	716,260	$0.90

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the year ended December 31, 2004 since the effect of dilutive securities is anti-dilutive.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

Income Taxes:

No provision was made for income tax for the year ended December 31, 2004 and 2005, since the Company had significant net operating loss carry forwards. During the years ended December 31, 2004 and 2005, the Company incurred net operating losses for tax purposes of approximately $57,000 and ($663,000), respectively. As of December 31, 2004 and 2005, the Company had total federal net operating losses for tax purposes of approximately $2,099,000 and $1,436,000, respectively. The federal net operating loss carry forwards may be used to reduce taxable income through the year 2025. As of December 31, 2004 and 2005, the Company had total state net operating losses for tax purposes of approximately $1,832,000 and $1,169,000, respectively. The state net operating loss carry forwards may be used to reduce taxable income through the year 2009. The availability of the Company’s net operating loss carry forwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The gross deferred tax asset balance as of December 31, 2004 and 2005 was approximately $877,000 and $1,143,000, respectively. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forwards cannot reasonably be assured.

The components of the net deferred tax asset are summarized below:

	December 31, 2004	December 31, 2005

Deferred tax assets
Accruals deductible in different period	$165,000	$165,000
General business credit	224,000	224,000
Net operating losses	743,000	477,000
Other	11,000	11,000
Less: valuation allowance	(1,143,000)	(877,000)
	$-	$-

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	December 31, 2005	December 31, 2004

Tax expense (credit) at statutory rate-federal	(34)%	(34)%
State tax expense net of federal tax	(6)	(6)
Changes in valuation allowance	40	40
Tax expense at actual rate	-	- .

Income tax expense consisted of the following:

	2004	2005
Current tax expense:
Federal	$-	$-
State	800	800
Total current	$800	$800

Increase (decrease) in deferred tax asset:
Federal	$19,000	$(225,000)
State	4,000	(40,000)
Total	$23,000	$(752,000)
Less: valuation allowance	(23,000)	752,000
Net deferred tax asset	-	-
Tax expense	$800	$800

Derivative Instruments:

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133, as amended by SFAS No. 137, is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It further provides criteria for derivative instruments to be designated as fair value, cash flow and foreign currency hedges and establishes respective accounting standards for reporting changes in the fair value of the derivative instruments. After adoption, the Company is required to adjust hedging instruments to fair value in the balance sheet and recognize the offsetting gains or losses as adjustments to be reported in net income or other comprehensive income, as appropriate. The Company has complied with the requirements of SFAS 133, the effect of which was not material to the Company’s financial position or results of operations as the Company does not participates in such activities.

Impairment of Long-Lived Assets and Long-Lived Assets to be disposed of:

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

New Accounting Pronouncements:

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

6.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

7.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

8.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

9.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

10.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

At December 31, 2004, three customers accounted for 35%, 19% and 10% of revenues or a total of $2,899,953 and a total balance of $818,874 in accounts receivable at year end. At December 31, 2005 four customers accounted for 29%, 11%, 11% and 10% of revenues during 2005 or a total of $3,443,965 and a total balance of $682,699 in accounts receivable at year end. No other individual client represents more than 10% of the revenue for the years ended December 31, 2004 and 2005.

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of December 31, 2004 and 2005:

	2004	2005
Prepaid Expenses	$45,981	$48,825
Employee Advances	13,200	32,059
Interest Receivable	24,698	-

Total	$83,879	$80,884

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following at December 31, 2004 and 2005:

	2004	2005
Office furniture and equipment	$89,632	$89,632
Computer equipment	450,623	484,223
Subtotal	540,255	573,855
Accumulated depreciation	(482,617)	(514,594)
	$57,638	$59,261

For the years ended December 31, 2004 and 2005, fixed asset depreciation expense totaled $87,516 and $33,161, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of computer software development costs at December 31, 2004 and 2005:

	2004	2005
Intangible asset - Beginning	$407,746	546,946
Additions	139,200	118,425
Accumulated amortization	(407,746)	(432,590)
Net balance - Ending	$139,200	$232,781

Amortization expense	$-	$24,844

Amortization expense of intangible assets over the next three years is as follows:

YEAR ENDING
Asset	12/31/06	12/31/07	12/31/08	TOTAL
Capitalized Software R&D	$85,875	$85,875	$61,031	$232,781
	$85,875	$85,875	$61,031	$232,781

NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following as of December 31, 2004 and 2005:

	2004	2005
Accounts Payable - trade	$287,774	$135,283
Bank Overdraft	21,701	-
Sales Tax Payable	13,704	2,241
Section 125 Plan Payable	2,103	3,886
Accrued Liabilities	28,129	89,454
Accrued Payroll	19,870	-
Accrued Commissions	29,189	57,899
Accrued Vacation Payable	242,203	301,040
Other Payable	-	43,853

Total	$644,673	$633,656

On May 16, 2005, the Company entered into an agreement with a customer whereby the Company agreed to refund a portion of the license fee purchased by the customer. The total amount to be refunded was $78,933 and is to be paid in nine quarterly installments of $8,770. During the year ended December 31, 2005, $35,080 was paid and a balance of $43,853 was owed at December 31, 2005, which was recorded as other payable.

NOTE 8 - DEBTS

NOTES PAYABLE - CURRENT

On March 29, 2002, the Company entered into an agreement with the preferred stock holders whereby the Company repurchased the outstanding preferred shares with cash in the amount of $487,132 and notes payable of $194,834 with a three-year maturity date and an interest rate of 8% per annum, simple interest. The notes were payable in quarterly installments. As of December 31, 2003 the loan balance was $192,844. During the year ended December 31, 2004, $128,722 was paid on the notes and the balance owing was $64,121. During the year ended December 31, 2005, the balance owing was paid.

NOTE 9 - SETTLEMENT PAYABLE

The Company was sued by two former employees in 1999 (see note 14). On April 17, 2006, a settlement agreement was entered into whereby the Company agreed to pay a total of $700,000 to the two former employees. $350,000 of the $700,000 was paid by the Company’s insurance company directly to the two former employees upon the signing of the settlement agreement. The Company paid $275,000 upon the signing of the settlement agreement and agreed to pay the remaining $75,000 within 90 days of the settlement agreement. As the amount of the settlement was undeterminable at December 31, 2004, no amount was recorded as a liability in 2004. The Company’s direct liability of $350,000 was recorded as of December 31, 2005 as the amount became determinable before the issuance of the financial statements. It is shown as a settlement payable.

NOTE 10 - STOCKHOLDERS’ EQUITY

Deemed dividend and write off of stock subscription receivable

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the officer to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend in the statement of stockholders’ deficit in the year ended December 31, 2005.

NOTE 11 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Under the 1997 Employee Stock Option Plan (the “Option Plan”), the Company may grant options to purchase up to 450,000 shares of common stock to employees and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for nonstatutory stock options. For owners of more than 10% of the Company’s stock, options may only be granted for an exercise price of no less than 110% of fair market value on the date of grant for both incentive and nonstatutory stock options. These options generally expire five years from the date of grant and generally vest 33% one year from the date of grant and 1/36th each month thereafter for the next 24 months. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, all outstanding options granted vest immediately.

NOTE 12 - COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of December 31, 2004 and 2005:

		Weighted		Weighted
		Average		Average
		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding as of December 31, 2003	9,008	$1.01	334,294	$0.72
Granted	91,000	$0.72
Exercised	-		-
Expired	-		-
Outstanding as of December 31, 2004	100,008	$0.75	334,294
Granted	193,400	$0.75
Exercised	-		-
Expired	-		-
Outstanding as of December 31, 2005	293,408	$0.82	334,294

The following summary presents the weighted average exercise prices, number of options and warrants outstanding and exercisable, and the remaining contractual lives of the Company’s stock options and warrants as of December 31, 2004 and 2005:

	OPTIONS		WARRANTS
	12/31/2004	12/31/2005	12/31/2004	12/31/2005
Number Outstanding	100,008	293,408	334,294	334,294
Weighted Average Remaining Life	3.93	4.00	5.00	4.00
Weighted Average Exercise Price	$0.75	$0.82	$0.72	$0.72
Number Exercisable	8,340	39,341	-	-
Weighted Average Exercise Price	$1.04	$0.79

During the year ended December 31, 2004, 88,000 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of the employee’s termination date

In addition, 3,000 options were granted to a consultant and expire five years from the date of grant. The options were valued using the fair value method at $561 or $0.187 per share and were recorded as an expense in the accompanying financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

During the year ended December 31, 2005, 167,900 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of their termination.

In addition, 25,500 options were granted to consultants and expire five years from the date of grant. No expense was recorded for these options since their fair value calculated by Black-Schole option pricing model is zero. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

In 2002, the Company granted 334,294 warrants to purchase Series A preferred stock with an exercise price of $0.72 per share as part of a preferred stock repurchase agreement with the former preferred stockholders. These warrants become exercisable only at the time of a liquidation event defined as a) a merger or consolidation of the Company with another Company, b) a sale of substantially all the assets of the Company to another Company or c) an IPO and expire seven years from the time of grant. No expense has been taken on these warrants until such time as they become exercisable.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for years ended December 31, 2004 and 2005 as follows:

	2004	2005
Net income (loss) - as reported	$(71,794)	$646,218
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(385)	(10,566)

Pro forma net income (loss)	$(72,179)	$635,652

Earnings per share:
Basic, as reported	(0.11)	0.97
Diluted, as reported	(0.11)	0.91

Basic, pro forma	(0.11)	0.95
Diluted, pro forma	(0.11)	0.90

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions:

	2004	2005
Expected life (years)	5 years	5 years
Risk-free interest rate	6.0%	6.0%
Dividend yield	-	-
Volatility	.001%	.001%

NOTE 13 - EMPLOYEE BENEFIT PLANS

The Company has a qualified employee savings and retirement plan (401(k) plan). The 401(k) plan allows the Company to make discretionary contributions of up to 3% of employee’s salary given at the discretion of the board and/or management. The Company made no contributions during the years ended December 31, 2004 and 2005.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its facility under an operating lease that expires in July 2007. Rent expense is as follows for the remaining lease term:

July 1, 2005 - June 30, 2006: $20,051 per month.
July 1, 2006 - June 30, 2007: $20,552 per month.

Rent expense was $236,683 and $243,861 in 2004 and 2005, respectively.

Litigation

On July 27, 1999, two former employees of the Company, Mohamad Rashedi and Gregory Saylor, and the company formed by the former employees (Integrated Support Services, a general partnership "IS") filed a complaint in the Superior Court of San Mateo County alleging damages for unfair competition, defamation, restraint of trade and prevention of employment. A counter-suit was filed by the Company against the plaintiffs alleging misappropriation of proprietary materials. On or about Feb. 16, 2001, the matter went to trial and a verdict was entered against the defendants and the plaintiffs were found not guilty on the defendants counter-suit. Defendants moved for a new trial on the damages which was granted. The new trial was scheduled to commence on April 17, 2006.

While the Company believes that it is not liable for damages to the plaintiffs, in the interest of settling the matter and avoiding the expenses of trial, the Company executed a Settlement and Release Agreement on April 17, 2006. The terms of the Settlement and Release Agreement call for the Company to pay the two former employees $625,000 upon the execution of the Settlement and Release Agreement and $75,000 within 90 days of the execution of the Settlement and Release Agreement. The Company's insurance carrier paid half of the settlement cost directly to the two former employees upon the signing of the settlement agreement. As of June 12, 2006 the full settlement amount had been paid and a dismissal with prejudice of the action was filed effective June 22, 2006.

NOTE 15 - ROYALTY AGREEMENTS

Under royalty agreements, sales of certain products require the Company to pay royalties to third parties under specified circumstances and/or under specified time frames. Royalty expense was $0 and $7,830 in 2004 and 2005, respectively.  In addition, the Company receives royalties on the sales of certain products. Royalty income was $13,148 and $1,467 in 2004 and 2005, respectively.

NOTE 16 - RELATED PARTY TRANSACTIONS

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the President to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend.

The employment agreement with the President of the Company calls for bonuses to be paid to him based on certain milestones achieved and sales generated. During 2004 and 2005, $18,000 and $66,829 was accrued. At December 31, 2004 and 2005, $18,000 and $84,829 remained unpaid and is included in accrued liabilities in these financial statements. Salaries paid to the President of the Company were $224,400, which included $66,000 of retroactive pay deferred from 2002, in 2004 and $160,710 in 2005.

NOTE 17 - SUBSEQUENT EVENTS (unaudited)

On May 6, 2006 the stockholders voted in favor of the Company being acquired by NetSol Technologies, Inc. (“NetSol”), a publicly listed corporation on the NASDAQ exchange, (NTWK). Under the agreement, NetSol will purchase 100% of the outstanding stock of McCue. The estimated purchase price based on the December 31, 2005 revenues is $8.5 million dollars. The agreement calls for a closing date on or about June 30, 2006.

According to the terms of the Share Purchase Agreement, NetSol is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at NetSol’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006.

The initial payment will consist of approximately $2.1 million in cash and 985,213 shares of NetSol’s restricted common stock.

During May and June 2006, 281,908 options were exercised for a total of $230,276 of which $4,020 was received in cash and the remaining amount of $226,356 was recorded as a receivable. The amount due from the shareholders will be withheld from any funds due to them at the close of the acquisition by NetSol. In addition, the option holders were granted a loan from the Company of $0.33 per share to help defray any tax consequence of the option exercise. This loan is to be repaid from the proceeds of the second and third installment of the purchase price of the acquisition by NetSol.

During May and June 2006, 323,682 warrants were exercised. Of these, 281,540 were exercised under a cashless exercise provision of $0.85 per share and 238,735 shares were issued as a result. $1,542 was received in cash and a receivable for $28,800 was recorded. The receivable will be withheld from any funds due to them at the close of the acquisition by NetSol.

On June 12, 2006 the Company paid the remaining balance of $75,000 due on the settlement agreement (See Note 14). On June 22, 2006 a dismissal of the case was filed with the court.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
MARCH 31, 2006
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the unaudited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of March 31, 2006 and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of March 31, 2006. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of McCue Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2005, the beginning of NetSol Technologies’ fiscal year.

The initial purchase of $4,235,706 is price is based on the December 31, 2005 audited financial statements of McCue Systems. The other half is due in two installments; the first 25% after the audited December 31, 2006 financial statements have been prepared, and the second 25% after the audited December 31, 2007 financial statements have been prepared.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of McCue Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of McCue Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
AS OF MARCH 31, 2006
(UNAUDITED)

	NetSol	McCue Systems
	3/31/2006	3/31/2006	Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustment		Combined

ASSETS

Current Assets	$15,783,378	$1,889,881		(1)	$17,673,259
Property & equipment, net	6,425,581	64,706	-		6,490,287
Intangible assets, net	6,873,237	211,312	4,518,256	(1)	11,083,978
			(518,827)	(2)
Total assets	$29,082,196	$2,165,899	$3,999,429		$35,247,524

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$5,237,487	$2,448,449	$190,608	(3)	$7,876,544
Obligations under capitalized leases,
less current maturities	118,079	-	-		118,079
Notes payable	-	-	2,117,864	(1)	2,117,864
Deferred liability	313,397	-	-		313,397
Convertible debenture	-	-			-

Total liabilities	5,668,963	2,448,449	2,308,472		10,425,884
Minority interest	1,385,010	-	-		1,385,010

Stockholders' equity;
Common stock	15,142	2,710,275	(2,709,317)	(1)	16,100
Additional paid in capital	52,584,940	31,727	2,085,157	(1)	54,701,824
Stock subscription receivable	(372,688)	-	-		(372,688)
Treasury stock	(27,197)	-	-		(27,197)
Common stock to be issued	116,000				116,000
Other comprehensive income (loss)	(319,590)	-	-		(319,590)
Accumulated deficit	(29,968,384)	(3,024,552)	3,024,552	(1)	(30,677,819)
			(709,435)	(2), (3)
Total stockholders' equity	22,028,223	(282,550)	1,690,958		23,436,631

Total liabilities and stockholders' equity	$29,082,196	$2,165,899	$3,999,429		$35,247,524

NOTES:

(1) Elimination of Common stock and accumulated earnings of McCue Systems before the acquisition and to record the purchase of McCue Systems by NetSol.

The initial purchase price is $4,235,706 of which one-half is due at closing in cash and stock. The 2nd installment is due 12 months later and the 3rd installment is due 24 months later, based upon audited financials statements of the subsequent periods.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		1st Installment
Common Stock, 958,213 shares		$958
Additional paid in capital		2,116,884
Cash, provided by financing		2,117,864
Additional consideration payable		-
Total purchase price		$4,235,706

McCue equity (net assets and liabilities)		$(282,550)
Intangible assets:
Customer Lists	3,331,337	3,331,337
Licenses	127,510	127,510
Goodwill	5,295,155	1,059,409
	8,754,002	4,518,256

		$4,235,706

(2) Amortization of intangible assets acquired

(3) Interest payable accrued on the notes issued for the financing at 12% per annum

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIODS ENDED MARCH 31, 2006
(UNAUDITED)

	NetSol	McCue Systems
	Nine month period ended 3-31-06		Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustment		Combined

Net Revenue	$14,040,185	$4,508,411	$-		$18,548,596

Cost of revenue	5,962,913	1,899,159	-		7,862,072

Gross profit	8,077,272	2,609,252	-		10,686,524

Operating expenses	6,848,682	2,100,006	518,827	(2)	9,658,121
			190,608	(3)
Income (loss) from operations	1,228,590	509,246	(709,435)		1,028,403

Other income and (expenses)	(178,117)	57,165	-		(120,952)

Income (loss) from continuing operations	1,050,473	566,411	(709,435)		907,451

Minority interest in subsidiary	(699,872)	-	-		(699,872)

Net income (loss)	350,601	566,411	(709,435)		207,579

Other comprehensive income (loss):
Translation adjustment	201,100	-	-		201,100

Comprehensive income (loss)	$551,701	$566,411	$(709,435)		$408,679

EARNINGS PER SHARE

Weighted -average number of shares outstanding:
Basic	15,225,903	669,539			15,895,442
Diluted	15,651,130	730,014			16,381,144

Income (loss) per share:
Basic	$0.02	$0.85			$0.01
Diluted	$0.02	$0.78			$0.01

NOTES:

(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 958,213 shares as if outstanding as of July 1, 2004.

(2) Amortization of intangible assets acquired in acquisition

(3) Interest on notes payable for the financing of the initial installment @ 12% per annum.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
JUNE 30, 2005
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of June 30, 2005 and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of June 30, 2005. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of McCue Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2004, the beginning of NetSol Technologies fiscal year.

The initial purchase of $4,235,706 is price is based on the December 31, 2005 audited financial statements of McCue Systems. The other half is due in two installments; the first 25% after the audited December 31, 2006 financial statements have been prepared, and the second 25% after the audited December 31, 2007 financial statements have been prepared.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of McCue Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of McCue Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
AS OF JUNE 30, 2005
(UNAUDITED)

	NetSol	McCue Systems
	as of 6/30/05	as of 6/30/05	Pro Forma		Pro Forma
	(Audited)	(Unaudited)	Adjustment		Combined

ASSETS

Current Assets	$8,373,861	$1,759,734			$10,133,595
Property & equipment, net	5,114,776	50,808	-		5,165,584
Intangible assets, net	7,637,397	136,950	5,056,995	(1)	12,139,573
			(691,769)	(2)
Total assets	$21,126,034	$1,947,492	$4,365,226		$27,438,752

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$4,602,164	$2,768,781	$254,144	(3)	$7,625,089
Obligations under capitalized leases,
less current maturities	122,426	-	-		122,426
Notes payable	-	-	2,117,864	(1)	2,117,864
Deferred liability	313,397	-	-	(1)	313,397
Convertible debenture	138,175	-			138,175

Total liabilities	5,176,162	2,768,781	2,372,008		10,316,951
Minority interest	700,320	-	-		700,320

Stockholders' equity;
Common stock	13,831	2,710,275	(2,709,317)	(1)	14,789
Additional paid in capital	46,610,747	31,727	2,085,157	(1)	48,727,631
Stock subscription receivable	(616,650)	(125,000)	125,000	(1)	(616,650)
Treasury stock	(27,197)	-	-		(27,197)
Common stock to be issued	108,500				108,500
Other comprehensive income (loss)	(520,691)	-	-		(520,691)
Accumulated deficit	(30,318,988)	(3,438,291)	3,438,291	(1)	(31,264,901)
			(945,913)	(2), (3)
Total stockholders' equity	15,249,552	(821,289)	1,993,218		16,421,481

Total liabilities and stockholders' equity	$21,126,034	$1,947,492	$4,365,226		$27,438,752

NOTES:

(1) Elimination of Common stock and accumulated earnings of McCue Systems before the acquisition and to record the purchase of McCue Systems by NetSol.

The initial purchase price is $4,235,706 of which one-half is due at closing in cash and stock. The 2nd installment is due 12 months later and the 3rd installment is due 24 months later, based upon audited financials statements of the subsequent periods.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		1st Installment
Common Stock, 958,213 shares		$958
Additional paid in capital		2,116,884
Cash, provided by financing		2,117,864
Additional consideration payable		-
Total purchase price		$4,235,706

McCue equity (net assets and liabilities)		$(821,289)
Intangible assets:
Customer Lists	3,331,337	3,331,337
Licenses	127,510	127,510
Goodwill	5,833,894	1,598,148
	9,292,741	5,056,995

		$4,235,706

(2) Amortization of intangible assets acquired

(3) Interest payable accrued on the notes issued for the financing at 12% per annum

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2005
(UNAUDITED)

	NetSol	McCue Systems
	For the twelve month period ended 6-30-05		Pro Forma		Pro Forma
	(Audited)	(Unaudited)	Adjustment		Combined

Net Revenue	$12,437,653	$4,415,680	$-		$16,853,333

Cost of revenue	4,754,749	2,308,733	-		7,063,482

Gross profit	7,682,904	2,106,947	-		9,789,851

Operating expenses	6,618,199	2,347,229	691,769	(2)	9,911,339
			254,144	(3)
Income (loss) from operations	1,064,705	(240,282)	(945,913)		(121,488)

Other income and (expenses)	(290,307)	6,071	-		(284,236)

Income (loss) from continuing operations	774,398	(234,211)	(945,913)		(405,724)

Minority interest in subsidiary	(111,073)	-	-		(111,073)

Net income (loss)	663,325	(234,211)	(945,913)		(516,797)

Other comprehensive income (loss):
Translation adjustment	(282,129)	-	-		(282,129)

Comprehensive income (loss)	$381,196	$(234,211)	$(945,913)		$(798,926)

EARNINGS PER SHARE

Weighted -average number of shares outstanding:
Basic	12,555,838	669,539			13,225,377
Diluted	15,734,536	669,539			16,404,075

Income (loss) per share
Basic	$0.05	$(0.35)			$(0.04)
Diluted	$0.04	$(0.35)			$(0.03)

NOTES:

1) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 958,213 shares as if outstanding as of July 1, 2004.

(2) Amortization of intangible assets acquired in acquisition.

(3) Interest on notes payable for the financing of the initial installment @ 12% per annum.

CQ SYSTEMS, LTD
UNAUDITED CONSOLIDATED BALANCE SHEET - ASSETS

	Note	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £
CURRENT ASSETS
Cash and cash equivalents		540,732	562,325
Accounts receivable (net of £5,000 bad debt provision)		451,509	595,340
Prepaid expenses and other receivables		66,748	80,317
TOTAL CURRENT ASSETS		1,058,989	1,237,982

AUTOMOBILES & EQUIPMENT	2
Automobiles		49,732	64,727
Fixtures & Fittings		185,790	172,841
Computer Software & Equipment		661,375	575,328
		896,897	812,896

Less accumulated depreciation		714,975	657,760
		181,922	155,136
		1,240,911	1,393,118

LIABILITIES AND SHAREHOLDERS’ EQUITY

		9 months to	9 months to
		Dec 31	Dec 31
		2004	2003
		£	£
CURRENT LIABILITIES
Accounts payable		16,828	25,792
Hire purchase liabilities		44,962	28,710
Payroll, Vat and corporation taxes payable		176,180	174,356
Accrued liabilities		41,329	96,961
Deferred income		486,915	421,161

TOTAL CURRENT LIABILITIES		766,214	746,980

LONG TERM LIABILITIES AND PROVISIONS
Hire purchase liabilities		66,871	42,808
Deferred tax		2,916

TOTAL LIABILITIES		836,001	789,788

SHAREHOLDERS’ EQUITY	7
Ordinary Shares
1,000,000 shares authorised £0.20 par value
Issued and outstanding 500,000 shares		100,000	100,000
Retained earnings		304,910	503,330

		1,240,911	1,393,118

See notes to financial statements.

CQ SYSTEMS, LTD.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

	Note	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

NET REVENUE	1.b	1,813,546	2,014,630
COST OF REVENUE		99,572	954,969

GROSS PROFIT		1,713,974	1,059,661

OPERATING EXPENSES	1.e	1,675,748	605,361

INCOME FROM OPERATIONS		38,226	454,300

OTHER INCOME (EXPENSES)
Interest income		19,325	16,404
Interest payable		(4,498)	(6,824)

INCOME BEFORE CORPORATION AND DEFERRED TAXES		53,053	463,880

UK CORPORATION AND DEFERRED TAXES	3	(10,080)	(82,833)

NET INCOME		42,973	381,047

RETAINED EARNINGS
Beginning of year		400,686	227,997
Less: Dividends		(138,749)	(105,714)
End of year		304,910	503,330

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

NET INCOME	42,973	381,047

COMPREHENSIVE INCOME	42,973	381,047

See notes to financial statements.

CQ SYSTEMS, LTD.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from customers	1,756,070	1,850,096
Cash paid to suppliers and employees	(1,616,573)	(1,540,468)
Interest received	19,325	16,405
Interest paid	(4,498)	(6,824)
Corporation tax paid	(139,331)	(27,878)
Net cash provided by operating activities	14,993	291,331

CASH FLOWS FROM INVESTING ACTIVITIES
Net sales (purchases) of equipment	(144,999)	(71,427)

Net cash used by investing activities	(144,999)	(71,427)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(138,750)	(105,714)

Net cash used by financing activities	(138,750)	(105,714)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(268,756)	114,190

CASH AND CASH EQUIVALENTS
Beginning of year	809,488	448,136
End of year	540,732	562,326

See notes to financial statements.

CQ SYSTEMS, LTD.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

RECONCILIATION OF NET INCOME TO CASH PROVIDED BY OPERATING ACTIVITIES

Net Income	42,973	381,047

Adjustments to reconcile net income to net cash provided by operating activities:
Profit on sale of asset	(5,207)
Depreciation	49,868	61,582
Decrease/(increase) in accounts receivable and other debtors	(57,476)	(191,080)
Increase in accounts payable and other creditors	114,086	(43,051)
Increase (decrease) in corporation taxes payable	(129,251)	82,833
Increase in deferred taxes	(38,060)	(89,716)
	14,993	291,331

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.	Summary of significant accounting policies

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) and are stated in United Kingdom sterling.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

a.	Principles of consolidation

The consolidated financial statements include the financial statements of the company and its subsidiary. The group’s subsidiary is Custom Quest Limited, a dormant company that has not traded since 31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is £nil.

b.     Revenue

The group recognises its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No 104 “Revenue recognition in Financial Statements”.

Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised when earned and billed using the time and material basis.

c.     Automobiles and equipment

Depreciation is provided at the following rates in order to write off each asset over its useful life;

Computer software      50% straight line
Office furniture and fittings    15% straight line
Computer equipment   33.33% straight line
Automobiles     25% straight line

The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

Long-lived assets

Effective January 1 2002, the group adopted Statement of Financial Accounting Standards No 144 “Accounting for the impairment or disposal of long-lived assets” (“SFAS 144”) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no significant impairments of its long-lived assets.

NOTES TO FINANCIAL STATEMENTS - Continued

d.    Deferred Tax

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

e.	Research and Development

Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

f.     Advertising

The company expenses advertising costs as they are incurred.

g.	Hire Purchase and Leasing Commitments

Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

h.	Pensions

The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the statement of income and retained earnings.

i.	Cash and cash equivalents

Cash and cash equivalents consist of cash at bank and in hand.

j.	Foreign currency transactions

Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2.            SECURED CREDITORS

The amounts owed under hire purchase contracts totaling £111,833 (2003 - £61,698) are secured on the assets acquired.

NOTES TO FINANCIAL STATEMENTS - Continued

3.            CORPORATION TAX

Provision is made for United Kingdom corporation tax payable on the group’s taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the United Kingdom is 30%. Deferred tax is provided using the standard rate.

The UK corporation and deferred tax charge is stated below:-

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £
Corporation tax	10,080	82,833
	10,080	82,833

4.            COMMITMENTS

The group is committed to making operating lease payments of £82,500 in the forthcoming year.

NOTES TO FINANCIAL STATEMENTS - Continued

5.            SHAREHOLDERS EQUITY

	Dec 31 2004 £	March 31 2004 £
Net income for year	42,973	381,047
Dividends	(138,749)	(105,714)

Net profit (loss) to shareholders equity	(95,776)	275,333
Opening Shareholders equity	400,686	227,997

Closing Shareholders equity	304,910	503,330

REPORT OF THE DIRECTORS
FOR THE YEAR ENDED 31 MARCH 2004

The directors present their report with the financial statements of the group for the year ended 31 March 2004.

PRINCIPAL ACTIVITY

The principal activity of the group in the year under review was that of the provision of computer software and services.

DIRECTORS

The directors during the year under review were:

P J Grace
G E Tarrant
I M Tarrant
A Elliott
J Halliday
J Manktelow
C S Taylor - appointed 05/02/04

The beneficial interests of the directors holding office on 31 March 2004 in the issued share capital of the company were as follows:

	31.03.04	01.04.03 or date of appointment if later
Ordinary £0.20 shares
P J Grace	75,000	75,000
G E Tarrant	150,000	150,000
I M Tarrant	150,000	150,000
A Elliott	55,983	55,983
J Halliday	38,034	38,034
J Manktelow	30,983	30,983
C S Taylor	-	-

The directors’ interests above include shares held by connected persons.

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

-	select suitable accounting policies and then apply them consistently;

-	make judgements and estimates that are reasonable and prudent;

-	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

ON BEHALF OF THE BOARD:

Secretary: P. Tarrant
Date: 24th January 2005

INDEPENDENT AUDITOR’S REPORT

Board of Directors
CQ Systems Limited
Horsham, United Kingdom

We have audited the consolidated balance sheets of CQ Systems Limited, a United Kingdom corporation, as of March 31, 2004 and 2003, and the related statements of operations, and cash flows for the years ended March 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit of these statements in accordance with auditing standards generally accepted in the United Kingdom. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of CQ Systems Limited as of March 31, 2004 and 2003, and the results of its consolidated operations and its cash flows for the years ended March 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America. The details were extracted from the financial statements prepared under United Kingdom GAAP. The financial statements prepared under United Kingdom GAAP were audited by ourselves with an unqualified Audit Report issued.

/s/ CMB Partnership
CMB Partnership

Surrey, United Kingdom
24 January 2005

CQ SYSTEMS, LTD.
CONSOLIDATED BALANCE SHEET - ASSETS

		March 31
		2004	2003
	Note	£	£
CURRENT ASSETS
Cash and cash equivalents		809,488	448,136
Accounts receivable (net of £5,000 bad debt provision)		400,280	435,806
Prepaid expenses and other receivables		60,501	47,216

TOTAL CURRENT ASSETS		1,270,269	931,158

AUTOMOBILES & EQUIPMENT	2
Automobiles		64,725	39,732
Furniture and equipment		172,841	155,093
Computer equipment		580,772	546,646
		818,338	741,471

Less accumulated depreciation		676,768	616,420

		141,570	125,051

		1,411,839	1,056,209

LIABILITIES AND SHAREHOLDERS’ EQUITY

		March 31
		2004	2003
		£	£
CURRENT LIABILITIES
Accounts payable		16,682	21,365
Hire purchase liabilities		23,428	32,153
Payroll, Vat and corporation taxes payable		283,017	135,117
Dividends payable		53,062	30,000
Accrued liabilities		75,197	92,911
Deferred income		418,581	410,193

TOTAL CURRENT LIABILITIES		869,967	721,739

LONG TERM LIABILITIES AND PROVISIONS
Hire purchase liabilities		38,270	5,275
Deferred tax		2,916	1,198

TOTAL LIABILITIES		911,153	728,212

SHAREHOLDERS’ EQUITY	7
Ordinary Shares
1,000,000 shares authorised £0.20 par value
Issued and outstanding 500,000 shares		100,000	100,000
Retained earnings		400,686	227,997

		1,411,839	1,056,209

Approved and signed on behalf of the board of directors on

See notes to financial statements.

CQ SYSTEMS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

		Year ended	Year ended
		March 31	March 31
		2004	2003
	Note	£	£

NET REVENUE	1.b	2,739,303	2,471,477

COST OF REVENUE		1,082,577	1,069,974

GROSS PROFIT		1,656,726	1,401,503

OPERATING EXPENSES	1.e	1,119,171	1,302,176

INCOME FROM OPERATIONS		537,555	99,327

OTHER INCOME (EXPENSES)
Interest income		19,483	10,257
Interest payable		(5,238)	(3,530)

INCOME BEFORE CORPORATION		551,800	106,054
AND DEFERRED TAXES

UK CORPORATION AND DEFERRED TAXES	3	(141,049)	(29,076)

NET INCOME		410,751	76,978

RETAINED EARNINGS
Beginning of year		227,997	181,019
Less: Dividends		(238,062)	(30,000)

End of year		400,686	227,997

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year ended March 31 2004 £	Year ended March 31 2003 £

NET INCOME	410,751	76,978

COMPREHENSIVE INCOME	410,751	76,978

See notes to financial statements.

CQ SYSTEMS, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended	Year ended
	March 31	March 31
	2004	2003
	£	£

CASH FLOWS FROM OPERATING ACTIVITIES

Cash received from customers	2,761,544	2,343,179
Cash paid to suppliers and employees	(2,074,453)	(2,235,165)
Interest received	19,483	10,257
Interest paid	(5,238)	(3,530)
Corporation tax paid	(27,878)	(8,782)

Net cash provided by operating activities	673,458	105,959

CASH FLOWS FROM INVESTING ACTIVITIES

Net sales (purchases) of equipment	(97,106)	(27,462)

Net cash used by investing activities	(97,106)	(27,462)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends paid	(215,000)	-

Net cash used by financing activities	(215,000)	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	361,352	78,497

CASH AND CASH EQUIVALENTS

Beginning of year	448,136	369,639

End of year	809,488	448,136

 See notes to financial statements.

CQ SYSTEMS, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

	Year ended	Year ended
	March 31	March 31
	2004	2003
	£	£

RECONCILIATION OF NET INCOME TO CASH
PROVIDED BY OPERATING ACTIVITIES

Net Income	410,751	76,978

Adjustments to reconcile net income to net cash provided by
operating activities:

Depreciation	80,587	111,390
Decrease/(increase) in accounts receivable and other debtors	22,241	(128,297)
Increase in accounts payable and other creditors	46,708	25,594
Increase in corporation taxes payable	111,453	19,096
Increase in deferred taxes	1,718	1,198

	262,707	28,981

	673,458	105,959

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

2.	Summary of significant accounting policies

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) and are stated in United Kingdom sterling.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

b. Principles of consolidation

The consolidated financial statements include the financial statements of the company and its subsidiary. The group’s subsidiary is Custom Quest Limited, a dormant company that has not traded since 31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is £nil.

b. Revenue

The group recognises its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No 104 “Revenue recognition in Financial Statements”.

Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised on a time and material basis.

c. Automobiles and equipment

Depreciation is provided at the following rates in order to write off each asset over its useful life;

Computer software	50% straight line
Office furniture and fittings	15% straight line
Computer equipment	33.33% straight line
Automobiles	25% straight line

The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

Long-lived assets

Effective January 1 2002, the group adopted Statement of Financial Accounting Standards No 144 “Accounting for the impairment or disposal of long-lived assets” (“SFAS 144”) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no significant impairments of its long-lived assets.

NOTES TO FINANCIAL STATEMENTS - Continued

d. Deferred Tax

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

f. Research and Development

Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

f. Advertising

The company expenses advertising costs as they are incurred.

k. Hire Purchase and Leasing Commitments

Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

l. Pensions

The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the statement of income and retained earnings.

m. Cash and cash equivalents

Cash and cash equivalents consist of cash at bank and in hand.

n. Foreign currency transactions

Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2. SECURED CREDITORS

The amounts owed under hire purchase contracts totalling £61,698 (2003 - £37,428) are secured on the assets acquired.

NOTES TO FINANCIAL STATEMENTS - Continued

3. CORPORATION AND DEFERRED TAXES

Provision is made for United Kingdom corporation tax payable on the group’s taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the United Kingdom is 30%. Deferred tax is provided using the standard rate.

The UK corporation and deferred tax charge is stated below:-

	Year Ended March 31 2004	Year Ended March 31 2003
	£	£

Corporation tax	139,331	27,878
Deferred tax	1,718	1,198
	141,049	29,076

The corporation tax assessed for the year is set out below:-

	Year Ended March 31 2004	Year Ended March 31 2003
	£	£

Net Income	551,800	106,064

Net income multiplied by standard rate of corporation tax of 30% (2003: small companies corporation tax rate of 19%)	165,540	20,150

Effects of:-

Excess of capital allowances over depreciation	(1,099)	6,950
Expenses not allowable for tax	977	778
Marginal relief	(26,087)	-

	139,331	27,878

4. COMMITMENTS

The group is committed to making operating lease payments of £82,500 in the forthcoming year.

NOTES TO FINANCIAL STATEMENTS - Continued

5. MAJOR CUSTOMERS

Revenue from customers accounting for more than 10% of the total net revenue for the year are as follows:

Singer & Friedlander Insurance Finance Limited	£689,375
Cattles Commercial Leasing Limited and Cattles Commercial Finance Limited	£544,459

6. DIVIDENDS

The shareholders of the company in their meeting dated 23 September 2003 approved a dividend of £185,000. A further dividend of £53,062 was approved at a meeting held on 26 February 2004.

7. SHAREHOLDERS EQUITY

	March 31 2004	March 31 2003
	£	£

Net income for year	410,751	76,978
Dividends	(238,062)	(30,000)

Net addition to shareholders equity	172,689	46,978

Opening Shareholders equity	327,997	281,019

Closing Shareholders equity	500,686	327,997

COMPANY BALANCE SHEET - ASSETS

		March 31
		2004	2003
	Note	£	£
CURRENT ASSETS
Cash and cash equivalents		809,488	448,136
Accounts receivable (net of £5,000 bad debt provision)		400,280	435,806
Prepaid expenses and other debtors		60,501	47,216

TOTAL CURRENT ASSETS		1,270,269	931,158

EQUIPMENT	2
Automobiles		64,725	39,732
Furniture and equipment		172,841	155,093
Computer equipment		580,772	546,646
		818,338	741,471

Less accumulated depreciation		676,768	616,420

		141,570	125,051

		1,411,839	1,056,209

LIABILITIES AND SHAREHOLDERS’ EQUITY

	March 31
	2004	2003
	£	£
CURRENT LIABILITIES
Accounts payable	16,682	21,365
Hire purchase liabilities	23,428	32,153
Payroll, Vat and corporation taxes payable	283,017	135,117
Dividends payable	53,062	30,000
Accrued liabilities	75,197	92,911
Deferred income	418,581	410,193

TOTAL CURRENT LIABILITIES	869,967	721,739

LONG TERM LIABILITIES AND PROVISIONS
Hire purchase liabilities	38,270	5,275
Deferred tax	2,916	1,198

TOTAL LIABILITIES	911,153	728,212

SHAREHOLDERS’ EQUITY
Ordinary Shares
1,000,000 shares authorised £0.20 par value
Issued 500,000 shares	100,000	100,000
Retained earnings	400,686	227,997

	1,411,839	1,056,209

Approved and signed on behalf of the board of directors on

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2004
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the unaudited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) for the six months ending December, 2004 and the unaudited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) for the nine months ending December 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of December 31, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The purchase price is £3,576,335 or $6,730,382 of which one-half is due in cash and shares of NetSol’s common stock at closing. The other half is due after the audited March 31, 2006 financial statements have been prepared. The initial purchase price is based on the March 31, 2005 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2006 financial statements are completed.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 12/31/04	as of 12/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

ASSETS

Current Assets	$5,554,445	$2,013,642	$(700,000)	(1)	$6,868,087
Property & equipment, net	4,276,307	339,527	-		4,615,834
Intangible assets, net	4,003,152	-	3,507,687	(1)	7,510,839

Total assets	$13,833,904	$2,353,169	$2,807,687		$18,994,760

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$2,527,728	$1,467,228	$-		$3,994,957
Obligations under capitalized leases,
less current maturities	56,910	124,803	-		181,713
Deferred tax	-	5,442	-		5,442
Notes payable	-	-	1,886,588	(1)	1,886,587
Convertible debenture	112,500	-	-		112,500

Total liabilities	2,697,138	1,597,473	1,886,588		6,181,199
Minority Interest	99,752	-	-		99,752

Stockholders' equity;
Common stock	12,254	159,210	(158,528)	(1)	12,936
Additional paid in capital	43,119,861	-	1,676,113	(1)	44,795,974
Common stock to be issued	254,800	-	-		254,800
Stock subscription receivable	(1,375,642)	-	-		(1,375,642)
Treasury stock	(27,197)	-	-		(27,197)
Other comprehensive income (loss)	(323,619)	43,149	(43,149)	(1)	(323,619)
Accumulated earnings (deficit)	(30,623,443)	553,337	(553,337)	(1)	(30,623,443)

Total stockholders' equity	11,037,014	755,696	921,099		12,713,809

Total liabilities and stockholders' equity	$13,833,904	$2,353,169	$2,807,687		$18,994,760

NOTES:

(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.

The initial purchase price is $6,730,382, of which one-half is due at closing in cash and stock and the remaining half to be paid after the audited March 31, 2006 financials have been prepared.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		Initial	1st Installment
Common Stock, 681,965 shares		$682	$682
Additional paid in capital		1,676,113	1,676,113
Cash		700,000	700,000
Cash, provided by short-term notes		1,000,000	1,000,000
Additional consideration payable		3,353,587	886,588
Total purchase price		$6,730,382	$4,263,383

CQ equity (net assets and liabilities)		$755,696	$755,696
Intangible assets:
Customer Lists	1,316,880		1,316,880
Licenses	2,190,807		2,190,807
Goodwill	2,466,999
	5,974,686	5,974,686	3,507,687

		$6,730,382	$4,263,383

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 12/31/04	as of 12/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$4,781,532	$2,485,266	$-		$7,266,798

Cost of revenue	1,580,620	1,550,006	-		3,130,626

Gross profit	3,200,912	935,260	-		4,136,172

Operating expenses	2,757,165	833,863	350,769	(3)	3,941,794

Income (loss) from operations	443,747	101,397	(350,769)		194,378

Other income and (expenses)	(379,314)	6,782	-		(372,532)

Income (loss) from continuing operations	64,433	108,179	(350,769)		(178,154)

Minority interest in subsidiary	14,259	-	-		14,259

Net income (loss)	78,692	108,179	(350,769)		(163,895)

Other comprehensive income (loss):
Translation adjustment	(173,409)	(95,635)	-		(269,044)

Comprehensive income (loss)	$(94,717)	$12,544	$(350,769)		$(432,939)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	10,755,918	100,000			10,855,918

Income (loss) per share	$0.01	$1.08			$(0.02)

NOTES:

(1)	Loss per share data shown above are applicable for primary

(2)	Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.

(3)	Amortization of intangible assets acquired in acquisition

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
JUNE 30, 2004
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of June 30, 2004 and the audited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) as of March 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of June 30, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The purchase price is £3,576,335 or $6,730,382 of which one-half is due in cash and shares of NetSol’s common stock at closing. The other half is due after the audited March 31, 2006 financial statements have been prepared. The initial purchase price is based on the March 31, 2005 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2006 financial statements are completed.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
FOR THE PERIOD ENDED JUNE 30, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/04	as of 3/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

ASSETS

Current Assets	$3,563,501	$2,337,549	$(700,000)	(1)	$5,201,050
Property & equipment, net	4,203,580	260,517	-		4,464,097
Intangible assets, net	4,218,040	-	3,507,687	(1)	7,725,727

Total assets	$11,985,121	$2,598,066	$2,807,687		$17,390,874

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$3,573,948	$1,600,914	$-		$5,174,862
Obligations under capitalized leases,
less current maturities	27,604	70,424	-		98,028
Deferred tax	-	5,366	-		5,366
Notes payable	89,656	-	2,052,254	(1)	2,141,909
Convertible debenture	937,500	-	-		937,500

Total liabilities	4,628,708	1,676,704	2,052,254		8,357,665

Stockholders' equity;
Common stock	9,483	159,210	(158,528)	(1)	10,165
Additional paid in capital	38,933,621	-	1,676,113	(1)	40,609,734
Stock subscription receivable	(497,559)	-	-		(497,559)
Treasury stock	(21,457)	-	-		(21,457)
Other comprehensive income (loss)	(150,210)	138,784	(138,784)	(1)	(150,210)
Accumulated earnings (deficit)	(30,917,465)	623,368	(623,368)	(1)	(30,917,465)

Total stockholders' equity	7,356,413	921,362	755,433		9,033,208

Total liabilities and stockholders' equity	$11,985,121	$2,598,066	$2,807,687		$17,390,873

NOTES:

(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.

The initial purchase price is $6,730,382, of which one-half is due at closing in cash and stock and the remaining half to be paid after the audited March 31, 2006 financials have been prepared.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		Initial	1st Installment
Common Stock, 681,965 shares		$682	$682
Additional paid in capital		1,676,113	1,676,113
Cash		700,000	700,000
Cash, provided by short-term notes		1,000,000	1,000,000
Additional consideration payable		3,353,587	1,052,254
Total purchase price		$6,730,382	$4,429,049

CQ equity (net assets and liabilities)		$921,362	$921,362
Intangible assets:
Customer Lists	1,316,880		1,316,880
Licenses	2,190,807		2,190,807
Goodwill	2,301,333
	5,809,020	5,809,020	3,507,687

		$6,730,382	$4,429,049

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/04	as of 3/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$5,749,062	$4,640,653	$-		$10,389,715

Cost of revenue	2,656,377	1,833,994	-		4,490,371

Gross profit	3,092,685	2,806,659	-		5,899,344

Operating expenses	6,028,055	1,895,988	701,537	(3)	8,625,577

Income (loss) from operations	(2,935,370)	910,671	(701,537)		(2,726,233)

Other income and (expenses)	(307,764)	(214,819)	-		(522,583)

Income (loss) from continuing operations	(3,243,134)	695,852	(701,537)		(3,248,816)

Minority interest in subsidiary	273,159	-	-		273,159

Net income (loss)	(2,969,975)	695,852	(701,537)		(2,975,657)

Other comprehensive income (loss):
Translation adjustment	(299,507)	110,837	-		(188,670)

Comprehensive income (loss)	$(3,269,482)	$806,689	$(701,537)		$(3,164,327)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	8,563,518	100,000			8,663,518

Income (loss) per share	$(0.35)	$6.96			$(0.34)

NOTES:

(1)	Loss per share data shown above are applicable for both primary and fully diluted.

(2)	Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.

(3)	Amortization of intangible assets acquired in acquisition

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Naeem Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all of the shares of the Common Stock of NetSol Technologies, Inc., registered in the name of the undersigned on September 15, 2006 with the powers the undersigned would possess if personally present at the Special Meeting of Stockholders to be held at the offices of the Company located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 at 10:000 A.M. local time on October ___, 2006 and at any adjournment thereof, hereby revokes any proxy or proxies previously given.

1. ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING CONVERTIBLE NOTES, PREFERRED STOCK, AS DIVIDEND PAYMENTS AND/OR REDEMPTION UNDER THE PREFERRED STOCK AND UPON EXERCISE OF WARRANTS IN THE FINANCING.

    / / For     / / Against     / / Abstain

2. AMENDMENT OF ARTICLES OF INCORPORATION

    / / For     / / Against     / / Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" PROPOSALS #1 AND #2, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Dated:__________________________ , 2006

______________________________________
(Signature)

______________________________________
(Second signature)

PLEASE DATE AND SIGN ABOVE exactly as your name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.

ANNEX A

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

by and among

Netsol Technologies, Inc., as Issuer and Seller

and

the Purchasers named herein, as Purchasers

with respect to Seller’s

12% Convertible Notes Due June 15, 2007

and Warrants to Purchase Common Stock

June 15, 2006

Table of Exhibits and Schedules

Exhibit A	Form of 12% Convertible Note Due June 15, 2007

Exhibit B	Form of Certificate of Designation of the Series A 7% Cumulative Convertible Preferred Stock

Exhibit C	Form of Warrant

Exhibit D	Form of Investor Rights Agreement

Exhibit E	Form of Opinion of Seller’s Counsel

Exhibit F	Form of Escrow Agreement

Schedule 1	Purchasers and Amount of Notes and Warrants Purchased

Schedule 3.10	Litigation

Schedule 3.11	Absence of Certain Changes

Schedule 3.15	Intellectual Property

Schedule 3.17	Preemptive Rights

Schedule 3.19	Subsidiaries and Investments

Schedule 3.20	Capitalization

Schedule 3.21	Options, Warrants, Rights

Schedule 3.22	Employees, Employment Agreements and Employee Benefit Plans

2

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT (“Agreement”) is dated as of June 15, 2006, by and among NetSol Technologies, Inc., a Nevada corporation (the “Seller”), and each of the persons listed on Schedule 1 hereto (each is individually referred to as a “Purchaser” and collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, each of the Purchasers is willing to purchase from the Seller, and the Seller desires to sell to the Purchasers, up to an aggregate of $5,500,000 in principal amount of the Seller’s 12% Convertible Notes Due June 15, 2007 (“Notes”), and Common Stock Purchase Warrants (the “Warrants”) entitling the holders thereof to purchase shares of the Seller’s common stock, $0.001 par value (the “Common Stock”), for an aggregate purchase price of up to $5,500,000, as more fully set forth herein; and

WHEREAS, each of the Purchasers and the Seller desires to exchange the Notes for shares of the Seller’s Series A 7% Cumulative Convertible Preferred Stock, $1,000 liquidation preference per share, par value $0.001 per share (the “Preferred Stock”), in the event that the Seller obtains Shareholder Approval (as defined herein);

NOW THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I - PURCHASE AND SALE

1.1           Purchase and Sale.

(a)           Closing. Subject to the terms and conditions set forth in this Agreement, at the closing of the transactions contemplated under this Agreement (the “Closing”), each Purchaser shall purchase, severally and not jointly, and the Seller shall issue and sell, to each Purchaser, such principal amount of Notes and such number of Warrants set forth opposite such Purchaser’s name on Schedule 1 hereto. The Closing shall occur as promptly as practicable, but no later than five (5) business days, following satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.2, at the offices of Peter J. Weisman, P.C., 335 Madison Avenue, Suite 1702, New York, NY 10017, or on such other date and at such other location as the Seller and Purchasers shall mutually agree.

(b)           Purchase Price. The purchase price (the “Purchase Price”) to be paid by each Purchaser to the Seller to acquire the Notes and the applicable Warrants at Closing shall be equal to the total amount set forth on Schedule 1 hereto opposite such Purchaser’s name as the Purchase Price for such Purchaser.

(c)           Warrants. The total number of Warrants on Schedule 1 shall equal 50% of the Purchase Price divided by the Conversion Value (as defined in the Certificate of Designation).
1

(d)           Definitions. The shares of Common Stock issuable upon conversion of the Notes or Preferred Stock (including without limitation in payment upon purchase or redemption thereof) or upon payment of dividends on the Preferred Stock or interest on the Notes are referred to herein as the “Conversion Shares,” and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.” The date on which the Closing occurs is the “Closing Date”.

1.2           Terms of the Notes, Preferred Stock and Warrants. The terms and provisions of the Notes are more fully set forth in the form of Note, attached hereto as Exhibit A. The terms and provisions of the Preferred Stock are set forth in the form of Certificate of Designation of Series A 7% Cumulative Convertible Preferred Stock, attached hereto as Exhibit B (the “Certificate of Designation”). The terms and provisions of the Warrants are more fully set forth in the form of Common Stock Purchase Warrant, attached hereto as Exhibit C.

ARTICLE II - TRANSFERS AND LEGENDS

2.1           Transfers. Except as required by federal securities laws and the securities law of any state or other jurisdiction within the United States, the Notes, the Preferred Stock, Conversion Shares, Warrants and Warrant Shares (collectively, the “Securities”) may be transferred, in whole or in part, by any of the Purchasers at any time. In the case of Notes or Preferred Stock, such transfer may be effected by delivering written transfer instructions to the Seller, and the Seller shall reflect such transfer on its books and records and reissue Notes or certificates evidencing the Preferred Stock, as the case may be, upon surrender of such Notes or certificates evidencing the Preferred Stock being transferred. Any such transfer shall be made by a Purchaser in accordance with applicable law. In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or to the Seller, the Seller may require the transferor thereof to furnish to the Seller an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Seller and Seller’s counsel, to the effect that such transfer does not require registration under the Securities Act; provided, that in the case of a transfer of Conversion Shares and/or Warrant Shares pursuant to Rule 144 under the Securities Act, no opinion shall be required if the transferor provides the Seller with a customary seller’s representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker’s representation letter and Form 144.  Notwithstanding the foregoing, the Seller hereby consents to and agrees to register on the books of the Seller and with any transfer agent for the securities of the Seller, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Seller that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act. The Seller shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 2.1. An “Affiliate” means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. A “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.
2

2.2           Legends. The certificates representing the Securities, unless such Securities are registered under the Securities Act or eligible for resale without registration pursuant to Rule 144(k) under the Securities Act, shall bear the following legends:

“THE SHARES REPRESENTED BY, OR ACQUIRABLE UPON CONVERSION OR EXERCISE OF SECURITIES EVIDENCED BY, THIS [NOTE] [CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS [NOTE] [CERTIFICATE] IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF JUNE 15, 2006, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Purchasers as follows:

3.1           Corporate Existence and Power; Subsidiaries. The Seller and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the state in which they are incorporated, and have all corporate powers required to carry on their business as now conducted. The Seller and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or any of its Subsidiaries. For purposes of this Agreement, the term “Material Adverse Effect” means, with respect to any person or entity, a material adverse effect on its and its Subsidiaries’ condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects, taken as a whole, on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Seller to perform its obligations hereunder or under the Related Documents. True and complete copies of the Seller’s Articles of Incorporation, as amended, and Bylaws, as amended, as currently in effect and as will be in effect on the Closing Date (collectively, the “Articles and Bylaws”), have previously been provided to the Purchasers. For purposes of this Agreement, the term “Subsidiary” or “Subsidiaries” means, with respect to any entity, any corporation or other organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests, or is considered a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act. The Seller has no Subsidiaries other than those listed on Schedule 3.1 hereto, each of which, unless otherwise indicated, is wholly-owned by the Seller.
3

3.2           Corporate Authorization. The execution, delivery and performance by the Seller of this Agreement, the Notes, the Warrants, the Certificate of Designation, the Investor Rights Agreement and each of the other documents executed pursuant to and in connection with this Agreement (collectively, the “Related Documents”), and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Notes, Preferred Stock and the Warrants, and the subsequent issuance of the Conversion Shares upon conversion of the Notes or Preferred Stock and the Warrant Shares upon exercise of the Warrants) have been duly authorized, and no additional corporate or stockholder action is required for the approval of this Agreement, except that Shareholder Approval is required to issue Conversion Shares (under the Notes) and Warrant Shares in excess of the Issuable Maximum (as defined below). The Conversion Shares and the Warrant Shares have been duly reserved for issuance by the Seller (without regard to any limitations on issuance or beneficial ownership). This Agreement and the Related Documents have been or, to the extent contemplated hereby or by the Related Documents, will be duly executed and delivered and constitute the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3           Charter, Bylaws and Corporate Records. The minute books of the Seller and its Subsidiaries contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Seller and its Subsidiaries. All material corporate decisions and actions have been validly made or taken. All corporate books, including without limitation the share transfer register, comply with applicable laws and regulations and have been regularly updated. Such books fully and correctly reflect all the decisions of the stockholders.

3.4           Governmental Authorization. Except as otherwise specifically contemplated in this Agreement and the Related Documents, and except for: (i) the filings referenced in Sections 5.10 and 5.11; (ii) the filing of the Certificate of Designation; (iii) the filing of a Form D with respect to the Notes, Preferred Stock and Warrants under Regulation D under the Securities Act; (iv) the filing of the Registration Statement with the Commission; (v) the application(s) to each trading market for the listing of the Conversion Shares and the Warrant Shares for trading thereon; and (vi) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Notes, Preferred Stock and Warrants and the subsequent issuance of the Conversion Shares and Warrant Shares upon conversion of the Notes, Preferred Stock or otherwise or exercise of the Warrants, as applicable) by the Seller require no action by or in respect of, or filing with, any governmental body, agency, official or authority.
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3.5           Non-Contravention. The execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation by the Seller of the transactions contemplated hereby and thereby (including the issuance of the Conversion Shares and Warrant Shares) do not and will not (a) contravene or conflict with the Articles (as amended by the Certificate of Designation) and Bylaws of the Seller and its Subsidiaries or any material agreement to which the Seller is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller or its Subsidiaries; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or its Subsidiaries or under any material license, franchise, permit or other similar authorization held by the Seller or its Subsidiaries; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Seller or its Subsidiaries. For purposes of this Agreement, the term “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

3.6           SEC Documents. The Seller is obligated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to file reports pursuant to Sections 13 or 15(d) thereof (all such reports filed or required to be filed by the Seller, including all exhibits thereto or incorporated therein by reference, and all documents filed by the Seller under the Securities Act hereinafter called the “SEC Documents”). The Seller has filed all reports or other documents required to be filed under the Exchange Act. All SEC Documents filed by the Seller as of or for any period beginning on or after July 1, 2003, (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has previously delivered to the Purchaser a correct and complete copy of each report (including, without limitation, the most recent Proxy Statement) which the Seller filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) under the Exchange Act for any period ending on or after June 30, 2005 (the “Recent Reports”) to the extent not available via EDGAR. None of the information about the Seller or any of its Subsidiaries which has been disclosed to the Purchasers herein or in the course of discussions and negotiations with respect hereto which is not disclosed in the Recent Reports is or was required to be so disclosed, and no material non-public information has been disclosed to the Purchasers. To the extent that the Seller fails to so publicly disclose any such material non-public information prior to such date, any Purchaser in possession of such information shall be permitted to publicly disclose such material non-public information. The Seller agrees that it shall not furnish any Purchaser any material non-public information concerning the Seller which it does not intend to disclose on or prior to such date.

3.7           Financial Statements. The financial statements of the Seller included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Seller and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Seller and its Subsidiaries are a party or to which any of their respective property or assets are subject that are required to be filed as Exhibits to the SEC Documents under Item 601 of Regulation S K are included as a part of, or specifically identified in, the SEC Documents.
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3.8           Compliance with Law. The Seller and its Subsidiaries are in compliance and have conducted their business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to their operations, the violation of which would cause a Material Adverse Affect. There are no judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), including any such actions relating to affirmative action claims or claims of discrimination, against the Seller or its Subsidiaries or against any of their properties or businesses.

3.9           No Defaults. The Seller and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their Articles and Bylaws (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to the Seller or its Subsidiaries or (B) any agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the Seller or its Subsidiaries are a party or by which the Seller or its Subsidiaries or their properties or assets may be bound, and no circumstances exist which would entitle any party to any agreement, note, mortgage, indenture, contract, lease or instrument to which such Seller or its Subsidiaries are a party, to terminate such as a result of such Seller or its Subsidiaries, having failed to meet any provision thereof including, but not limited to, meeting any applicable milestone under any agreement or contract.

3.10           Litigation. Except as disclosed in the Recent Reports or on Schedule 3.10, there is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened against the Seller and its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby, and Seller is not aware of any basis for the assertion of any of the foregoing.

There are no claims or complaints existing or, to the knowledge of the Seller or its Subsidiaries, threatened for product liability in respect of any product of the Seller or its Subsidiaries, and the Seller and its Subsidiaries are not aware of any basis for the assertion of any such claim.
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3.11           Absence of Certain Changes. Since June 30, 2005, the Seller has conducted its business only in the ordinary course and there has not occurred, except as set forth in the Recent Reports or any exhibit thereto or incorporated by reference therein:

(a)           Any event that could reasonably be expected to have a Material Adverse Effect on the Seller or any of its Subsidiaries;

(b)           Any amendments or changes in the Articles or Bylaws of the Seller and its Subsidiaries, other than on account of the filing of the Certificate of Designation;

(c)           Any damage, destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have or would be reasonably likely to have, a Material Adverse Effect on the Seller and its Subsidiaries;

(d)           Except as set forth on Schedule 3.11(d), any

(i)           incurrence, assumption or guarantee by the Seller or its Subsidiaries of any debt for borrowed money other than for equipment leases;

(ii)          issuance or sale of any securities convertible into or exchangeable for securities of the Seller other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Seller;

(iii)         issuance or sale of options or other rights to acquire from the Seller or its Subsidiaries, directly or indirectly, securities of the Seller or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

(iv)         issuance or sale of any stock, bond or other corporate security;

(v)          discharge or satisfaction of any material Lien, other than current liabilities incurred since June 30, 2005 in the ordinary course of business;

(vi)         declaration or making any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security;

(vii)        sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, or cancellation of any debt or claim except in the ordinary course of business;

(viii)       waiver of any right of substantial value whether or not in the ordinary course of business;

(ix)          material change in officer compensation except in the ordinary course of business and consistent with past practices; or

(x)           other commitment (contingent or otherwise) to do any of the foregoing.
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(e)           Any creation, sufferance or assumption by the Seller or any of its Subsidiaries of any Lien on any asset (other than Liens existing on the date hereof or in connection with equipment leases and working capital lines of credit set forth on Schedule 3.11(e)) or any making of any loan, advance or capital contribution to or investment in any Person in an aggregate amount which exceeds $25,000 outstanding at any time;

(f)           Any entry into, amendment of, relinquishment, termination or non-renewal by the Seller or its Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

(g)           Any transfer or grant of a right with respect to the trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by the Seller or its Subsidiaries, except as among the Seller and its Subsidiaries.

3.12          No Undisclosed Liabilities. Except as set forth in the Recent Reports, and except for liabilities and obligations incurred in the ordinary course of business since June 30, 2005, as of the date hereof, (i) the Seller and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise) which, and (ii) there has not been any aspect of the prior or current conduct of the business of the Seller or its Subsidiaries which may form the basis for any material claim by any third party which if asserted could result in any such material liabilities or obligations which, are not fully reflected, reserved against or disclosed in the balance sheet of the Seller as at June 30, 2005.

3.13          Taxes. All tax returns and tax reports required to be filed with respect to the income, operations, business or assets of the Seller and its Subsidiaries have been timely filed (or appropriate extensions have been obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing as filed are correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller and its Subsidiaries for the periods to which such returns relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, withholding, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller and its Subsidiaries or relating to or chargeable against any of its material assets, revenues or income or relating to any employee, independent contractor, creditor, stockholder or other third party through the Closing Date, will have been fully collected and paid by such date if due by such date or provided for by adequate reserves in the Financial Statements as of and for the periods ended June 30, 2005 (other than taxes accruing after such date) and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves, whether or not any such taxes were reported or reflected in any tax returns or filings. No taxation authority has sought to audit the records of the Seller or any of its Subsidiaries for the purpose of verifying or disputing any tax returns, reports or related information and disclosures provided to such taxation authority, or for the Seller’s or any of its Subsidiaries’ alleged failure to provide any such tax returns, reports or related information and disclosure. No material claims or deficiencies have been asserted against or inquiries raised with the Seller or any of its Subsidiaries with respect to any taxes or other governmental charges or levies which have not been paid or otherwise satisfied, including claims that, or inquiries whether, the Seller or any of its Subsidiaries has not filed a tax return that it was required to file, and, to the best of the Seller’s knowledge, there exists no reasonable basis for the making of any such claims or inquiries. Neither the Seller nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation.
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3.14          Interests of Officers, Directors and Other Affiliates. The description of any interest held, directly or indirectly, by any officer, director or other Affiliate of Seller (other than the interests of the Seller and its Subsidiaries in such assets) in any property, real or personal, tangible or intangible, used in or pertaining to Seller’s business, including any interest in the Intellectual Property (as defined in Section 3.15 hereof), as set forth in the Recent Reports, is true and complete, and no officer, director or other Affiliate of the Seller has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Seller’s business, including the Seller’s Intellectual Property, other than as set forth in the Recent Reports.

3.15          Intellectual Property. Other than as set forth in the Recent Reports:

(a)           the Seller or a Subsidiary thereof has the right to use or is the sole and exclusive owner of all right, title and interest in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Seller and its Subsidiaries (collectively, the “Rights”) and in and to each material invention, software, trade secret, technology, product, composition, formula, method of process used by the Seller or its Subsidiaries (the Rights and such other items, the “Intellectual Property”), and, to the Seller’s knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others;

(b)           no royalties or fees (license or otherwise) are payable by the Seller or its Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property except as set forth on Schedule 3.15;

(c)           there have been no claims made against the Seller or its Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to its knowledge, there are no reasonable grounds for any such claims;

(d)           neither the Seller nor its Subsidiaries have made any claim of any violation or infringement by others of its rights in the Intellectual Property, and to the best of the Seller’s knowledge, no reasonable grounds for such claims exist; and

(e)           neither the Seller nor its Subsidiaries have received notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property.

3.16         Restrictions on Business Activities. Other than as set forth in the Recent Reports, there is no agreement, judgment, injunction, order or decree binding upon the Seller or its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Seller or its Subsidiaries, any acquisition of property by the Seller or its Subsidiaries or the conduct of business by the Seller or its Subsidiaries as currently conducted or as currently proposed to be conducted by the Seller.

3.17         Preemptive Rights. Except as set forth in Schedule 3.17, none of the stockholders of the Seller possess any preemptive rights in respect of the Notes, Preferred Shares, Warrants, Conversion Shares or Warrant Shares to be issued to the Purchasers in connection herewith, on the Exchange Date, or upon conversion of the Preferred Shares or exercise of the Warrants, as applicable.
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3.18         Insurance. The insurance policies providing insurance coverage to the Seller or its Subsidiaries including for product liability are adequate for the business conducted by the Seller and its Subsidiaries (currently limited to the testing phase) and are sufficient for compliance by the Seller and its Subsidiaries with all requirements of law and all material agreements to which the Seller or its Subsidiaries are a party or by which any of their assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller and its Subsidiaries have complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to the Seller or its Subsidiaries an intention to cancel any such policy.

3.19         Subsidiaries and Investments. Except as set forth in the Recent Reports or on Schedule 3.19, the Seller has no Subsidiaries or Investments. For purposes of this Agreement, the term “Investments” shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including but not limited to arrangements in which (i) the Person shares profits and losses, (ii) any such other Person has the right to obligate or bind the Person to any third party, or (iii) the Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other arrangement.

3.20         Capitalization. The authorized capital stock of the Seller consists of 45,000,000 shares of common stock, $0.001 par value per share, of which 16,164,599 shares are issued and outstanding as of June 12, 2006, and 5,000,000 shares of preferred stock, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors may determine, none of which has been authorized for issuance other than the shares of the Seller’s Series A 7% Cumulative Convertible Preferred Stock contemplated hereby and none of which, immediately prior to the Closing, are outstanding. All shares of the Seller’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by the Seller from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Seller. All taxes required to be paid by Seller in connection with the issuance and any transfers of the Seller’s capital stock have been paid. Except as set forth on Schedule 3.20, all permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Seller from the date of the Seller’s incorporation to the date hereof have been obtained or effected, and all securities of the Seller have been issued and are held in accordance with the provisions of all applicable securities or other laws. This issuance of the Notes, Preferred Stock and Warrants hereunder and/or the issuance of the Conversion Shares or Warrant Shares upon conversion of the Notes or Preferred Stock or exercise of the Warrants will not cause any adjustment to the current conversion price or exercise under any outstanding securities.
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3.21           Options, Warrants, Rights. Except as set forth in the Recent Reports or on Schedule 3.21, there are no outstanding (a) securities, notes or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller or its Subsidiaries; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller or its Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller or its Subsidiaries of any capital stock or other equity interests of the Seller or its Subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights. Other than the rights of the Purchasers under the Notes, Preferred Stock and the Warrants and except as set forth on Schedule 3.21, neither the Seller nor the Subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Seller or any of its Subsidiaries. Other than the rights granted to the Purchasers under the Investor Rights Agreement and except as set forth on Schedule 3.21, there are no outstanding rights which permit the holder thereof to cause the Seller or the Subsidiaries to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Seller or any of its Subsidiaries in a registration statement filed by the Seller or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Seller or any of its Subsidiaries for sale or distribution in any jurisdiction.

3.22           Employees, Employment Agreements and Employee Benefit Plans. Except as set forth in the Recent Reports or on Schedule 3.22, there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between the Seller and any officer, director, consultant or employee of the Seller or its Subsidiaries (the “Employment Agreements”). Except as set forth in the Recent Reports or on Schedule 3.22, no Employment Agreement provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Seller or its Subsidiaries in favor of any such parties in connection with the transactions contemplated by this Agreement. Except as disclosed in the Recent Reports or on Schedule 3.22, the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Seller and its Subsidiaries are such that their employment or engagement may be terminated upon not more than two weeks’ notice given at any time without liability for payment of compensation or damages and the Seller and its Subsidiaries have not entered into any agreement or arrangement for the management of their business or any part thereof other than with their directors or employees.

3.23           Absence of Certain Business Practices. Neither the Seller, nor any Affiliate of the Seller, nor to the knowledge of the Seller, any agent or employee of the Seller, any other Person acting on behalf of or associated with the Seller, or any individual related to any of the foregoing Persons, acting alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller (or assist the Seller in connection with any actual or proposed transaction) which (i) may subject the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Seller or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Seller or subject the Seller to suit or penalty in any private or governmental litigation or proceeding.
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3.24           Products and Services. To the knowledge of the Seller and except as disclosed in the Recent Reports, there exists no set of facts (i) which could furnish a basis for the withdrawal, suspension or cancellation of any registration, license, permit or other governmental approval or consent of any governmental or regulatory agency with respect to any product or service developed or provided by the Seller or its Subsidiaries, (ii) which could furnish a basis for the withdrawal, suspension or cancellation by order of any state, federal or foreign court of law of any product or service, or (iii) which could have a Material Adverse Effect on the continued operation of any facility of the Seller or its Subsidiaries or which could otherwise cause the Seller or its Subsidiaries to withdraw, suspend or cancel any such product or service from the market or to change the marketing classification of any such product or service. Each product or service provided by Seller or its Subsidiaries has been provided in accordance in all material respects with the specifications under which such product or service normally is and has been provided and the provisions of all applicable laws or regulations.

3.25           Environmental Matters. None of the premises or any properties owned, occupied or leased by the Seller or its Subsidiaries (the “Premises”) has been used by the Seller or the Subsidiaries or, to the Seller’s knowledge, by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a “hazardous substance” under applicable Environmental Laws (hereinafter defined) (“Hazardous Substances”) in violation of any applicable Environmental Laws. To its knowledge, the Seller has not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Seller or, to the Seller’s knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Seller under applicable Environmental Laws. The Seller and, to the Seller’s knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the date of this Agreement relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any Hazardous Substance (the “Environmental Laws”). Neither the Seller nor, to the Seller’s knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law has received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Seller’s knowledge, threatened against the Seller or, to the Seller’s knowledge, any such Person with respect to any violation or alleged violation of the Environmental Laws, and, to the knowledge of the Seller, there is no basis for the institution of any such proceeding, suit or investigation.
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3.26           Licenses; Compliance Regulatory Requirements. Except as disclosed in the Recent Reports, the Seller holds all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Seller and its Subsidiaries as presently operated (the “Governmental Authorizations”). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller and its Subsidiaries are in material compliance with the terms of all the Governmental Authorizations. The Seller and its Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. The Seller has no knowledge of any facts which could reasonably be expected to cause the Seller to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

3.27           Brokers. Maxim Partners LLC is acting as placement agent for Seller in connection with the transactions. Other than Maxim Partners LLC, whose fees shall be paid the Seller, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller, which would make any Purchaser liable for any fees or commissions.

3.28           Securities Laws. Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries has taken or will take any action which might cause this Agreement or the Notes, Preferred Stock or Warrants to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder, as in effect on the Closing Date. Assuming that all of the representations and warranties of the Purchasers set forth in Article IV are true, all offers and sales of capital stock, securities and notes of the Seller were conducted and completed in compliance with the Securities Act. All shares of capital stock and other securities issued by the Seller and its Subsidiaries prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration requirements under the Securities Act and all applicable state securities or “blue sky” laws and in compliance with all applicable corporate laws.

3.29           Disclosure. No representation or warranty made by the Seller in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished by the Seller or the representatives of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or to Seller’s knowledge omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

3.30           Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Seller and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Seller in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably expected to result in a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Seller that may create contingencies or liabilities that are not otherwise disclosed by the Seller in its SEC filings.
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3.31           Application of Takeover Protections. Except as is set forth in the Articles of Incorporation and amendments thereto of Seller, the Seller and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Seller’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation or any agreement to which the Seller is a party that is or could become applicable to the Purchasers as a result of the Purchasers and the Seller fulfilling their obligations or exercising their rights under this Agreement and the Related Documents, including without limitation the Seller’s issuance of the Securities and the Purchasers’ ownership of the Securities.

3.32           No Additional Agreements. The Seller does not have any agreement with any Purchaser with respect to the transactions contemplated by this Agreement and the Related Documents other than as specified in this Agreement and the Related Documents.

3.33           Acknowledgment Regarding Purchasers’ Purchase of Seller Securities. The Seller acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Seller further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Seller or any other Purchaser (or in any similar capacity) with respect to this Agreement and the Related Documents and the transactions contemplated hereby and thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement or the Related Documents or the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Seller further represents to each Purchaser that the Seller’s decision to enter into this Agreement and the Related Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Seller and its representatives.

3.34           Internal Accounting Controls. The Seller and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Seller has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Seller and designed such disclosure controls and procedures to ensure that material information relating to the Seller, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Seller’s Form 10-K or 10-Q, as the case may be, is being prepared. The Seller’s certifying officers have evaluated the effectiveness of the Seller’s disclosure controls and procedures as of the end of the period covered by the Seller’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Seller presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Seller’s internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Seller’s internal control over financial reporting.
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3.35           Solvency. Based on the financial condition of the Seller as of the Closing Date, (i) the Seller’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Seller’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Seller’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Seller, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Seller, together with the proceeds the Seller would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Seller does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

3.36           Title to Assets. The Seller and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Seller and the Subsidiaries, (ii) Liens for taxes not yet due and payable and (iii) Liens which would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. To the Seller’s knowledge, any real property and facilities held under lease by the Seller and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Seller and the Subsidiaries are in compliance except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself only, hereby severally and not jointly, represents and warrants to the Seller as follows:

4.1           Existence and Power. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of such Purchaser’s organization. The Purchaser has all powers required to carry on such Purchaser’s business as now conducted.

4.2           Authorization. The execution, delivery and performance by the Purchaser of this Agreement, the Related Documents to which such Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized, and no additional action is required for the approval of this Agreement or the Related Documents. This Agreement and the Related Documents to which the Purchaser is a party have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against such Purchaser in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
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4.3           Investment. The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act (including without limitation, if the Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and a self-directed plan, then investment decisions are made solely by persons that are “Accredited Investors”).

4.4           Reliance on Exemptions. The Purchaser understands that the Notes, Preferred Stock and Warrants are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the securities.

4.5           Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a complete loss of such investment.

4.6           General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.7           Receipt of Purchaser Information. The Purchaser hereby acknowledges that it has been furnished with, or has had an opportunity to acquire and carefully review the following documents filed by the Seller with the SEC: (a) Annual Report on Form 10-KSB for the year ended June 30, 2005 and amendments thereto (the “10-KSB”); (b) Quarterly Reports on Form 10-QSB for each of the quarters ended September 30, 2005, December 31, 2005 and March 31, 2006 and any amendments thereto, respectively; (c) all Current Reports on Form 8-K after the filing of the 10-KSB; (d) the Seller’s post-effective amendment to its registration statement number 333-116512 filed on Form SB-2; and (e) the Seller’s most recent definitive proxy materials. Purchaser further represents that the Purchaser has been furnished by the Seller during the course of this transaction with all information regarding the Seller that it or its investment advisors, attorney and/or accountant has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Seller concerning the terms and conditions of the transaction, and has received any additional information that the Purchaser has requested .
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4.8           SEC Policy on Short Sales. The Purchaser acknowledges that the Purchaser, directly or through related parties, affiliates or otherwise, may be prohibited in certain circumstances from selling “short or “shorting against the box” (as those terms are generally understood) any equity security of the Seller as a result of the following Telephone Interpretation in the SEC Manual of Publicly Available Telephone Interpretations (July 1997) A. 65 Section 5:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

ARTICLE V - COVENANTS OF THE SELLER AND PURCHASERS

5.1           Insurance. The Seller and its Subsidiaries shall, from time to time upon the written request of the Purchasers, promptly furnish or cause to be furnished to the Purchasers evidence, in form and substance reasonably satisfactory to the Purchasers, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property, including from product liability, and under workmen’s compensation laws.

5.2           Reporting Obligations. So long as any of the Notes or Preferred Stock is outstanding, and so long as any portion of the Warrants has not been exercised and has not expired by its terms, the Seller shall furnish to the Purchasers, or any other persons who hold any of the Notes or Preferred Stock or Warrants (provided that such subsequent holders give notice to the Seller that they hold Notes or Preferred Stock or Warrants and furnish their addresses) promptly upon their becoming available one copy of (A) each report, notice or proxy statement sent by the Seller to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and (B) any registration statement, prospectus or written communication pursuant to the Securities Act relating to the issuance or registration of Conversion Shares and the Warrant Shares and filed by the Seller with the Commission or any securities market or exchange on which shares of Common Stock are listed; provided, however, that the Seller shall have no obligation to deliver reports or schedules under this Section 5.2 to the extent such reports are publicly available via EDGAR.

The Purchasers are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Seller which may have been furnished to the Purchasers hereunder, to any regulatory body or agency having jurisdiction over the Purchasers or to any Person which shall, or shall have right or obligation to succeed to all or any part of the Purchasers’ interest in the Seller or this Agreement.
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5.3           Investigation. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. Without limiting the generality of the foregoing, the inability or failure of the Purchasers to discover any breach, default or misrepresentation by the Seller under this Agreement or the Related Documents (including under any certificate furnished pursuant to this Agreement), notwithstanding the exercise by the Purchasers or other holders of the Notes or Preferred Stock of their rights hereunder to conduct an investigation shall not in any way diminish any liability hereunder.

5.4           Further Assurances. The Seller shall, at its cost and expense, upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered, to the Purchasers such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, at the reasonable request of the Purchasers, to carry out more effectually the provisions and purposes of this Agreement. The parties shall use their best efforts to timely satisfy each of the conditions described in Article VI of this Agreement.

5.5           Use of Proceeds. The Seller covenants and agrees that the proceeds of the aggregate Purchase Price shall be used by the Seller solely for the following purposes:

(a)           $2 million shall be used to fund the final cash payment due to former shareholders of CQ Systems Ltd. in connection with the acquisition of such company by the Seller;

(b)           $2 million shall be used to fund cash payments due to current shareholders of McCue Systems Inc. in connection with the acquisition of such company by the Seller; and

(c)           the remaining proceeds shall be used for working capital, general corporate purposes and the expenses reasonably incurred by Seller in connection with the consummation of the transactions contemplated hereby; provided that under no circumstances shall any portion of the proceeds be applied to:

(i)           accelerated repayment of debt existing on the date hereof;

(ii)          the payment of dividends or other distributions on any capital stock of the Seller other than the Preferred Stock or Notes;

(iii)         increased executive compensation or loans to officers, employees, stockholders or directors, unless approved by a disinterested majority of the Board of Directors; or

(iv)         any expenditure not directly related to the business of the Seller.

5.6           Corporate Existence. So long as a Purchaser owns Notes, Preferred Stock, Warrants, Conversion Shares, or Warrant Shares, the Seller shall preserve and maintain and cause its Subsidiaries to preserve and maintain their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Seller and its Subsidiaries (except, in each case, in the event of a merger or consolidation in which the Seller or its Subsidiaries, as applicable, is not the surviving entity) in each case where failure to so preserve or maintain could have a Material Adverse Effect on the Seller.
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5.7           Licenses. The Seller shall, and shall cause its Subsidiaries to, maintain at all times all material licenses or permits necessary to the conduct of its business and as required by any governmental agency or instrumentality thereof.

5.8           Taxes and Claims. The Seller and its Subsidiaries shall duly pay and discharge (a) all material taxes, assessments and governmental charges upon or against the Seller or its properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and appropriate reserves therefor have been established, and (b) all material lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Seller or its Subsidiaries unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

5.9           Perform Covenants. The Seller shall (a) make full and timely payment of any and all payments on the Notes and Preferred Stock, and all other obligations of the Seller to the Purchasers in connection therewith, whether now existing or hereafter arising, and (b) duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchasers in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein.

5.10         Additional Covenants.

(a)           Except for transactions approved by a majority of the disinterested directors of the Board of Directors, neither the Seller nor any of its Subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Seller or any of its Subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, with the exception of transactions which are consummated upon terms that are no less favorable than would be available if such transaction had been effected at arms-length, in the reasonable judgment of the Board of Directors.

(b)           The Seller shall timely prepare and file with the Securities and Exchange Commission the form of notice of the sale of securities pursuant to the requirements of Regulation D regarding the sale of the Notes, Preferred Stock and Warrants under this Agreement.

(c)           The Seller shall timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the U.S. state securities law requirements of each jurisdiction where a Purchaser resides as indicated on Schedule 1 with respect to the sale of the Notes, Preferred Stock and Warrants under this Agreement.
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(d)           Neither the Seller nor any of its Affiliates, nor any Person acting on its or their behalf, shall directly or indirectly make any offers or sales of any securities or solicit any offers to buy any securities under circumstances that would cause the loss of the 4(2) exemption under the Securities Act for the transactions contemplated hereby. Subject to any consent or approval rights of the Purchasers hereunder, in the event the Seller contemplates an offering of its equity or debt securities within six months following the Closing Date, the Seller agrees that it shall notify the Purchasers of such offering (without providing any material non-public information to any Purchaser without its prior approval) and obtain the prior written consent of Purchasers.

5.11           Securities Laws Disclosure; Publicity. The Seller shall (i) on or promptly after the Closing Date, issue a press release acceptable to The Tail Wind Fund Ltd. disclosing the transactions contemplated hereby, and (ii) promptly after the Closing Date, file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby. Except as provided in the preceding sentence, neither the Seller nor the Purchasers shall make any press release or other publicity about the terms of this Agreement or the transactions contemplated hereby without the prior approval of the other unless otherwise required by law or the rules of the Commission.

5.12           Like Treatment of Purchasers and Holders. Neither the Seller nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for redemption, conversion or exercise of the Securities, or otherwise, to any Purchaser or holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment to any terms or provisions of this Agreement or the Related Documents, unless such consideration is required to be paid to all Purchasers or holders of Securities bound by such consent, waiver or amendment. The Seller shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all Purchasers or holders of Securities, as the case may be, on identical terms.

5.13           Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement or any Related Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any such agreement. Nothing contained herein or in any Related Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Related Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Related Documents. For reasons of administrative convenience only, the Purchasers acknowledge and agree that they and their respective counsel have chosen to communicate with the Seller through Peter J. Weisman, P.C., but Peter J. Weisman, P.C. does not represent any of the Purchasers in this transaction other than The Tail Wind Fund Ltd. (the “Lead Investor”).
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5.14           Other Transactions. Until after four months following the date on which the Registration Statement (as defined in the Investor Rights Agreement) is declared effective by the Commission, the Seller shall not issue or sell or agree to issue or sell any securities in a financing transaction which is a Variable Rate Transaction or otherwise provides the purchasers of such securities with more favorable terms (including without limitation with respect to the effective purchase price per share, conversion, exercise or exchange price (whether before or after adjustment), term, coupon, warrant coverage or otherwise) than those contained in this Agreement and the Related Documents and the transactions contemplated hereby and thereby. “Variable Rate Transaction” shall mean a transaction in which the Seller issues or sells, or agrees to issue or sell (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of, Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Seller or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (z) under a warrant exercisable for a number of shares based upon and/or varying with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such warrant, or (b) any securities of the Seller pursuant to an “equity line” structure which provides for the sale, from time to time, of securities of the Seller which are registered for resale pursuant to the Securities Act.

5.15           Shareholder Approval.

(a)           Meeting. The Seller shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date after the Closing Date for the purpose of obtaining approval (“Shareholder Approval”), in accordance with the applicable rules and regulations of the Nasdaq Stock Market (including without limitation Section 4350(i) of the NASD Manual) and Nevada corporate law, from the shareholders of the Seller, of (1) the transactions contemplated by this Agreement and the Related Documents, including without limitation the issuance of all of the Conversion Shares under the Notes and under the Preferred Stock and all the Warrant Shares (without regard to limitations on beneficial ownership with respect to Conversion Shares or Warrant Shares) in excess of the Issuable Maximum, as defined in the Notes and Warrants, and (2) the Seller amending its Articles of Incorporation, pursuant to Section 78.195 of the Nevada Revised Statutes, to vest authority in the Seller’s Board of Directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock pursuant to a certificate of designation (“Blank Check Preferred”), with the recommendation of the Seller’s Board of Directors that such proposals be approved, and the Seller shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposals. If the Seller does not obtain Shareholder Approval at the first meeting, the Seller shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Notes and Warrants are no longer outstanding. Within thirty (30) days following the Closing, the Seller shall file with the Commission and deliver to its shareholders a proxy statement with respect to such shareholders meeting (the “Shareholders Meeting”), which Shareholders Meeting shall occur within sixty (60) days following the filing of such proxy statement.
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(b)           Exchange. In the event Shareholder Approval is obtained, the Seller shall, by written notice to the Purchasers (“Exchange Notice”), designate a date (“Exchange Date”) within twenty (20) business days following such Shareholder Approval upon which each Purchaser shall exchange its Notes for (a) such number of shares of Preferred Stock as is equal to the principal amount of Notes being exchanged divided by $1,000, and (b) cash equal to the amount of accrued but unpaid interest on the Notes through such Exchange Date. The Exchange Notice shall be delivered at least ten (10) business days prior to the Exchange Date. Prior to the Exchange Date, the Seller shall amend its Articles of Incorporation to permit Blank Check Preferred (and provide proof thereof reasonably acceptable to the Purchasers), file the Certificate of Designation in the form attached hereto as Exhibit B with the Secretary of State of the State of Nevada, and furnish a stamped copy of such filed Certificate of Designation to the Purchasers (or other proof of filing reasonably acceptable to the Purchasers). Within three (3) business days following such Exchange Date, the Seller shall deliver to each Purchaser (a) certificates evidencing such shares of Preferred Stock, (b) a certificate of the Secretary of the Seller, in form and substance satisfactory to the Purchasers, certifying as of the Exchange Date that the Seller’s Articles of Incorporation, including and as amended by the Certificate of Designation delivered to the Purchasers at Closing authorizing the Preferred Stock, has not been amended, modified or repealed in any way since the Closing Date, and (c) cash payment for accrued interest due such Purchaser under the Notes through the Exchange Date. All shares of Preferred Stock issued by the Seller in such exchange shall be duly authorized, validly issued, fully paid and nonassessable, without any liens or encumbrances thereon. Prior to the Exchange Date, the Seller shall not directly or indirectly amend, modify or repeal the Certificate of Designation or the terms thereof in any way or manner without the prior written consent of the Purchasers.

5.16         Participation Rights.

(a)    Subject to the terms and conditions specified in this Section 5.16, at any time while the Notes or shares of Preferred Stock are outstanding, the holders of Notes or shares of Preferred Stock shall have a right to participate with respect to the issuance or possible issuance by the Seller of any future equity or equity-linked securities or debt which is convertible into equity or in which there is an equity component (as the case may be, “Additional Securities”) on the same terms and conditions as offered by the Seller to the other purchasers of such Additional Securities. Each time the Seller proposes to offer any Additional Securities, the Seller shall make an offering of such Additional Securities to each holder of Notes or shares of Preferred Stock in accordance with the following provisions:

(i)           The Seller shall deliver a notice (the “Issuance Notice”) to the holders of Notes or shares of Preferred Stock stating (a) its bona fide intention to offer such Additional Securities, (b) the number of such Additional Securities to be offered, (c) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (d) the anticipated closing date of the sale of such Additional Securities.

(ii)           By written notification received by the Seller, within ten (10) days after giving of the Issuance Notice, each holder of Notes or shares of Preferred Stock may elect to purchase or obtain, at the price and on the terms specified in the Issuance Notice, up to that number of such Additional Securities which equals such holder’s Participation Amount for the same consideration and on the same terms and conditions as such third-party sale, where the “Participation Amount” for each holder shall equal (a) 50% of the aggregate amount of such Additional Securities issued or to be issued to investors in such offering prior to the exercise of the participation rights contemplated by this Section 5.16 (such aggregate amount, the “Subsequent Offering Amount”), multiplied by (b) a fraction, the numerator of which equals the principal amount of Notes or number of shares of Preferred Stock then held by such holder and the denominator of which equals the aggregate principal amount of Notes or number of shares of Preferred Stock purchased or exchanged by all Purchasers pursuant to this Agreement. The Seller shall promptly, in writing, inform each holder of Notes or shares of Preferred Stock which elects to purchase all of the Additional Shares available to it (“Fully-Exercising Holder”) of any other holder's failure to do likewise. During the five-day period commencing after such information is given, each Fully-Exercising Holder shall be entitled to obtain that portion of the Additional Securities for which the holders of Notes or shares of Preferred Stock were entitled to subscribe but which were not subscribed for by such holders which is equal to the proportion that the principal amount of Notes or number of shares of Preferred Stock held by such Fully-Exercising Holder bears to the aggregate principal amount of Notes or total number of shares of Preferred Stock held by all Fully-Exercising Holders who wish to purchase some of the unsubscribed shares.
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(iii)           The Seller may, during the 75-day period following the expiration of the 10-day and 5-day periods referenced in Section 5.16(a)(ii) above, offer up to the Subsequent Offering Amount of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Issuance Notice. If the Seller does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless the Participation Amount is again first reoffered to the holders of Notes or shares of Preferred Stock in accordance herewith.

(b)           Notwithstanding anything contained herein, no holder Notes or shares of Preferred Stock shall have the right to purchase Additional Securities hereunder to the extent same would cause such holder to exceed the Beneficial Ownership Cap (as defined in the Certificate of Designation).

ARTICLE VI - CONDITIONS TO CLOSINGS

6.1           Conditions to Obligations of Purchasers to Effect each Closing. The obligations of a Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to Closing, of each of the following conditions, any of which may be waived, in writing, by a Purchaser:

(a)           Representations and Warranties. The representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects (except for those qualified as to materiality or a Material Adverse Effect, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified as to materiality or a Material Adverse Effect, true and correct in all respects) as of such date) as though made on and as of the Closing Date. On or prior to the Closing Date the Seller shall deliver to each of the Purchasers a certificate of the Chief Executive Office and Chief Financial Officer of the Seller to the effect that all of the representations and warranties of the Seller set forth in this Agreement are true and correct as of the Closing Date (including, to the extent necessary, updated disclosure schedules which shall be reasonably acceptable to each Purchaser) and that the Seller has performed all of its obligations under this Agreement required to be performed prior to the Closing Date.
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(b)           Performance of Obligations of Seller. The Seller shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date.

(c)           No Suspension of Trading. From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Seller, which suspension shall be terminated prior to Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Notes and Warrants at the Closing.

(d)           Deliverables. The Seller shall deliver or cause to be delivered to each of the Purchasers the following on or prior to the Closing Date:

1.             (i)           One or more Notes, in the aggregate principal amount as is to be purchased at the Closing by such Purchaser, registered in the name of such Purchaser; and

(ii)           One or more certificates evidencing the Warrants, registered in the name of such Purchaser, pursuant to which such Purchaser shall be entitled to purchase that number of shares of Common Stock as indicated in Schedule 1 besides such Purchaser’s name.

2.           The Investor Rights Agreement, in the form attached hereto as Exhibit C (the “Investor Rights Agreement”), duly executed by the Seller.

3.           A legal opinion of counsel to the Seller (“Seller’s Counsel”), in the form attached hereto as Exhibit D.

4.           A certificate of the Secretary of the Seller (the “Secretary’s Certificate”), in form and substance satisfactory to the Purchasers, certifying as follows as of the date of such Closing:

(i)           that the Certificate of Designation authorizing the Preferred Stock has been duly filed in the office of the Nevada Secretary of State, and that attached to the Secretary’s Certificate is true and complete copy of the Certificate of Incorporation of the Seller, as amended, including the Certificate of Designation;
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(ii)          that a true copy of the Bylaws of the Seller, as amended to the Closing Date, is attached to the Secretary’s Certificate;

(iii)         that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of this Agreement and the Related Documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Notes, Preferred Stock and Warrants;

(iv)         the names and true signatures of the officers of the Seller signing this Agreement and all other documents to be delivered in connection with this Agreement;

(v)          such other matters as required by this Agreement; and

(vi)         such other matters as the Purchasers may reasonably request.

5.           A wire transfer representing the amount due for legal fees and other expenses set forth in Section 8.2 hereof (which may be offset from the Purchase Price at the election of the applicable Purchaser).

6.           Seller shall have applied to each U.S. securities exchange, interdealer quotation system and other trading market where its Common Stock is currently listed or qualified for trading or quotation for the listing or qualification of the Conversion Shares and the Warrant Shares for trading or quotation thereon in the time and manner required thereby.

7.           Such other documents as the Purchasers shall reasonably request.

(e)            There shall have been no Material Adverse Effect with respect to the Seller.

(f)           The Seller shall have entered into an Escrow Agreement with a third party reasonably acceptable to the Purchasers (the “Escrow Agent”) in the form attached hereto as Exhibit E (the “Escrow Agreement”) pursuant to which the Escrow Agent shall hold certain funds and documents described therein. Each of the Purchasers authorizes the Lead Investor to enter into the Escrow Agreement and to act in the capacity described therein.

(g)           The aggregate Purchase Price hereunder for all Purchasers shall be at least $5 million.

6.2           Conditions to Obligations of the Seller to Effect each Closing. The obligations of the Seller to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Seller:
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(a)           Representations and Warranties. The representations and warranties of each Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date.

(b)           Performance of Obligations of the Purchasers. Each of the Purchasers shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date.

(c)           Deliverables. Each of the Purchasers shall deliver or cause to be delivered to the Seller (i) upon receipt of the Seller’s items described in Section 6.1(d) above, payment of the portion of the Purchase Price set forth opposite each Purchaser’s name on Schedule 1 applicable for such Closing, in cash by wire transfer of immediately available funds to an account designated in writing by Seller prior to the date hereof; (ii) an executed copy of the Investor Rights Agreement; and (iii) such other documents as the Seller shall reasonably request.

ARTICLE VII - INDEMNIFICATION AND LIQUIDATED DAMAGES

7.1           Survival of Representations. The representations and warranties of the Seller and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement. The Seller’s and the Purchasers’ warranties and representations shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchasers.

7.2           Indemnification. The Seller agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Seller of any covenant or agreement made by the Seller in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Seller in this Agreement or in any of the Related Documents; (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing; and (iv) any enforcement of this indemnification.

7.3           Indemnity Procedure. The Seller is referred to herein as the “Indemnifying Party” and the other party or parties claiming indemnity is referred to as the “Indemnified Party”. An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.
26

The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party’s approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties or representation of both parties by the same counsel would be inappropriate due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim. The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

7.4           Liquidated Damages. The Seller and the Purchasers agree that the Purchasers will suffer damages if a Breach Event (as defined below) occurs or is ongoing. The Seller and the Purchasers further agree that it may not be feasible to ascertain the extent of such damages with precision. If a Breach Event (as defined below) occurs, then the Purchasers may elect, as liquidated damages, and in addition to any other remedies legally available to such Purchasers, to require that the Seller shall pay to the Purchasers liquidated damages at a rate of 12% per annum of the aggregate Liquidation Amount of such Purchasers’ outstanding Preferred Stock (or outstanding principal amount of Notes) payable monthly in cash at the end of each month (or part thereof) in which the Breach Event is outstanding.
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“Breach Event” means either:

(i)           Any breach of any warranty or representation of the Seller as of the date made in this Agreement, any Related Agreement or any other agreement delivered herewith, which breach, or the facts and circumstances concerning such breach, has or is reasonably likely to have a Material Adverse Effect; or

(ii)           Any breach by the Seller of any material covenant or obligation under this Agreement, any Related Agreement or any other agreement delivered herewith, and which breach, if capable of being cured, has not been cured within ten (10) days after notice of such breach has been given by the holders of a majority of Preferred Stock or principal amount of Notes, as the case may be, to the Seller.

For clarification, so long as the Seller complies with Section 5.15 above, the failure of the Seller’s shareholders to vote in favor of the Shareholder Approval being sought does not constitute a Breach Event.

The Seller and the Purchasers have expressly negotiated this Section 7.4, and have agreed that in light of the circumstances existing at the time of execution of this Agreement, the liquidated damages expressed herein represent a reasonable estimate of the harm likely to be suffered by the Purchasers upon the occurrence of a Breach Event.

ARTICLE VIII - MISCELLANEOUS

8.1           Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

8.2           Fees and Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Seller shall pay to Tail Wind Advisory and Management Ltd. a non-refundable sum equal to $25,000 as and for legal and due diligence expenses incurred in connection herewith, $12,500 of which amount has been previously paid. The Seller shall pay all fees and expenses of any placement agents, finders and escrow agents in connection with the transactions contemplated by this Agreement pursuant to a separate agreement between such parties.
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8.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express, or (d) actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Purchasers at each Purchaser’s address set forth under its name on Schedule 1 attached hereto, or with respect to the Seller, addressed to:

NetSol Technologies, Inc.
23901 Calabasas Road,
Suite 2072
Calabasas, CA 91302
Attention: General Counsel
Facsimile No.: (818) 222-9197

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to any Purchaser shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

8.4           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

8.5           Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.5 shall affect or limit any right to serve process in any other manner permitted by law.
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8.6           Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Purchasers shall be permitted to assign this Agreement to any Person to whom it assigns or transfers securities issued or issuable pursuant to this Agreement. Any assignee must be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

8.7           Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

8.8           Entire Agreement. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

8.9           Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

8.10         Amendment and Waivers. Subject to Section 5.12, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Seller and the holders of at least 75% of the Preferred Stock then outstanding (or otherwise 75% in principal amount of outstanding Notes), and such waiver or amendment, as the case may be, shall be binding upon all Purchasers. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by the Seller and the holders of at least 75% of the Preferred Stock then outstanding (or otherwise 75% in principal amount of outstanding Notes). No amendment shall be effected to impact a holder of Preferred Stock or Notes in a disproportionately adverse fashion without the consent of such individual holder of Preferred Stock or Notes.

8.11.        Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Seller and the other Purchasers, by written notice to the Seller, if the Closing has not been consummated on or before June 19, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
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8.12         No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

8.13         Construction of Agreement; Knowledge. For purposes of this Agreement, the term “knowledge,” when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation (including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

8.14         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

8.15         No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

8.16         Waiver of Trial by Jury. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Page Follows]

31

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

NETSOL TECHNOLOGIES, INC.

By:________________________________
Name:
Title:

PURCHASER:

Print Exact Name:_________________________________

By:_____________________________________________
Name:
Title:

Address:_________________________________________

________________________________________________

________________________________________________

Telephone:_______________________________________

Facsimile:________________________________________

Email:___________________________________________

Amount of Investment: $____________________

[Omnibus NTWK Convertible Note and Warrant Purchase Agreement Signature Page]

Schedule 3.10

None

Schedule 3.11

None

Schedule 3.15

None

Schedule 3.17

None

Schedule 3.18

None

Schedule 3.20

None

Schedule 3.21

The Placement Agent Agreement with Maxim Group LLC provides Maxim Group LLC with piggyback registration rights for the shares of common stock underlying the Placement Agent Warrant. The Warrant is a 2 year warrant comprising a right to acquire up to 8% of the number of shares of Common Stock underlying the Convertible Notes at an exercise price equal to the per share offering price in the transaction.

Schedule 3.22

None

ANNEX B

12% CONVERTIBLE NOTE

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

12% CONVERTIBLE NOTE DUE JUNE 15, 2007

OF

NETSOL TECHNOLOGIES, INC.

Note No.: ____	Original Principal Amount: $__________
Issuance Date: June 15, 2006	New York, New York

THIS NOTE (“Note”) is one of a duly authorized issue of Notes of NETSOL TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Nevada (the “Company”), designated as the Company's 12% Convertible Notes Due June 15, 2007 (“Maturity Date”) in an aggregate principal amount (when taken together with the original principal amounts of all other Notes) which does not exceed Five Million Five Hundred Thousand U.S. Dollars (U.S. $5,500,000) (the “Notes”).

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of _________________________ or its registered assigns or successors-in-interest (“Holder”) the principal sum of _____________________________ Dollars (U.S. $__________), together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been repaid or converted into the Company's Common Stock, $0.001 par value per share (the “Common Stock”), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 12% per annum from the date of original issuance hereof (the “Issuance Date”) until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof or of the other Agreements. Interest on this Note shall accrue daily commencing on the Issuance Date and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Note shall bear interest on the due and unpaid Principal Amount from and after the occurrence and during the continuance of an Event of Default pursuant to Section 4(a) at the rate (the “Default Rate”) equal to the lower of eighteen (18%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

All payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by Company check. This Note may not be prepaid in whole or in part except as otherwise provided herein. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

The Notes are subject to exchange for the Company’s Series A 7% Cumulative Convertible Preferred Stock pursuant to the terms of and as set forth in the Purchase Agreement (as defined below).

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement dated on or about the Issuance Date pursuant to which the Notes were originally issued (the “Purchase Agreement”). For purposes hereof the following terms shall have the meanings ascribed to them below:

“Bankruptcy Event” means any of the following events: (a) the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Change in Control Transaction” will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting power, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any “going private” transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 35% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company’s Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the Company enters into any agreement providing for an event set forth in (i), (ii), (iii) or (iv) above.
2

“Conversion Ratio” means, at any time, a fraction, of which the numerator is the entire outstanding Principal Amount of this Note (or such portion thereof that is being redeemed or repurchased), and of which the denominator is the Conversion Price as of the date such ratio is being determined.

“Conversion Price” shall equal $1.65 (which Conversion Price shall be subject to adjustment as set forth herein).

“Convertible Securities” means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

“Effective Date” means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

“Effective Registration” shall mean (i) the resale of all Registrable Securities (as defined in the Registration Rights Agreement) is covered by an effective registration statement in accordance with the terms of the Registration Rights Agreement which registration statement is not subject to any suspension or stop order; (ii) the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus that is not subject at the time to any blackout or similar circumstance; (iii) such Registrable Securities are listed, or approved for listing prior to issuance, on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National or Capital Market, and are not subject to any trading suspension (nor shall trading generally have been suspended on such exchange or market), and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on any of such markets on which the Common Stock is then traded or listed; (iv) the requisite number of shares of Common Stock shall have been duly authorized and reserved for issuance as required by the terms of the Purchase Agreement and this Note; (v) the closing bid price per share of Common Stock on the Principal Market for each of the ten (10) Trading Days immediately preceding the applicable Payment Date shall be greater than $1.00; (vi) none of the Company or any direct or indirect subsidiary of the Company shall be subject to any Bankruptcy Event; and (vii) no Event of Default shall have occurred and be continuing under this Note.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
3

“MFN Transaction” shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the “MFN Offering”) which grants to the investor (the “MFN Investor”) the right to receive additional securities based upon future capital raising transactions of the Company on terms more favorable than those granted to the MFN Investor in the MFN Offering.

“Payment Date” shall mean each January 1st, April 1st, July 1st and October 1st of each year, provided that if any such day is not a Trading Day, then such Payment Date shall mean the next succeeding day which is a Trading Day.

“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause a adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment, as the case may be, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Holder. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

“Principal Amount” shall refer to the sum of (i) the original principal amount of this Note, (ii) all accrued but unpaid interest hereunder, and (iii) any default payments owing under the Agreements but not previously paid or added to the Principal Amount.

“Principal Market” shall mean the Nasdaq Stock Market or such other principal market or exchange on which the Common Stock is then listed for trading.

“Registration Statement” shall have the meaning set forth in the Investor Rights Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.
4

“Trading Day” shall mean a day on which there is trading on the Principal Market.

“Underlying Shares” means the shares of Common Stock into which the Notes are convertible (including interest or principal payments in Common Stock as set forth herein) in accordance with the terms hereof and the Purchase Agreement.

“Variable Rate Transaction” shall mean a transaction in which the Company issues or sells, or agrees to issue or sell (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of, Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (z) under a warrant exercisable for a number of shares based upon and/or varying with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such warrant, or (b) any securities of the Company pursuant to an “equity line” structure which provides for the sale, from time to time, of securities of the Company which are registered for sale or resale pursuant to the 1933 Act (which for the purpose of this definition shall include a sale of the Company’s securities “off the shelf” in a registered offering, whether or not such offering is underwritten).

“VWAP” shall mean the daily dollar volume-weighted average sale price for the Common Stock on the Principal Market on any particular Trading Day during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the holders of at least a majority of the aggregate Principal Amount outstanding under the Notes. All such determinations of VWAP shall to be appropriately and equitably adjusted in accordance with the provisions set forth herein for any stock dividend, stock split, stock combination or other similar transaction occurring during any period used to determine the Conversion Price or Market Price (or other period utilizing VWAPs).

The following terms and conditions shall apply to this Note:
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Section 1.           Payments of Principal and Interest.

(a)           Interest Only Payments. Subject to the terms of Section 1(b) below, on each Payment Date beginning on October 1, 2006, and on the Exchange Date, the Company shall pay to the Holder all interest accrued to date on the entire Principal Amount of this Note (“Interest Amount”), in accordance with this Section 1.

(b)           Certain Additional Payments by the Company. Any payment by the Company to the Holder hereunder, whether for principal, interest or otherwise, shall not be subject to any deduction, withholding or offset for any reason whatsoever except to the extent required by law, and the Company represents that to its best knowledge no deduction, withholding or offset is so required for any tax or any other reason. Notwithstanding any term or provision of this Note to the contrary, if it shall be determined that any payment by the Company to or for the benefit of the Holder (whether for principal, interest or otherwise and whether paid or payable or distributed or distributable, actual or deemed, pursuant to the terms of this Note or otherwise) (a “Payment”) would be or is subject to any deduction, withholding or offset due to any duty or tax (such duty or tax, together with any interest and/or penalties related thereto, hereinafter collectively referred to as the “Payment Tax”), then the Company shall, in addition to all sums otherwise payable hereunder, pay to the Holder an additional payment (a “Gross-Up Payment”) in an amount such that after all such Payment Taxes (whether by deduction, withholding, offset or payment) (including any interest or penalties with respect to such taxes), including without limitation any Payment Taxes (and any interest and penalties imposed with respect thereto) imposed upon any Gross-Up Payment, Holder actually receives an amount of Gross-Up Payment equal to the Payment Tax imposed upon the Payment (i.e., the Holder receives a net amount equal to the Payment).

Section 2.           Senior Debt. So long as any Principal Amount of Notes is outstanding, the Company and its subsidiaries shall not directly or indirectly, without the affirmative vote of the holders of at least 75% of the outstanding Principal Amount of the Notes then outstanding, incur or permit to exist additional indebtedness which is senior to the Notes, or incur, assume or permit to exist any lien, mortgage, security interest or encumbrance (other than statutory liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof) on any of its assets, except for capital leases, financing for equipment and purchase money security interests.

Section 3.           Conversion.

(a)           Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time to convert the outstanding Principal Amount under this Note in whole or in part by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the “Conversion Notice”), which may be transmitted by facsimile. Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise violating the provisions of, Section 3(i) below.
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(b)           Common Stock Issuance upon Conversion.

(i)           Conversion Date Procedures. Upon conversion of this Note pursuant to Section 3(a) above, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price. The date of any Conversion Notice hereunder and any Payment Date shall be referred to herein as the “Conversion Date”. If a conversion under this Note cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Note for such outstanding Principal Amount as has not been converted if this Note has been surrendered to the Company for partial conversion. The Holder shall not be required to physically surrender this Note to the Company upon any conversion or hereunder unless the full outstanding Principal Amount represented by this Note is being converted or repaid. The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion or repayment.

(ii)           Stock Certificates or DWAC. The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). If in the case of any conversion hereunder, such certificate or certificates are not delivered to or as directed by the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Note tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this Section 3(b) (free of any restrictions on transfer or legends, if such shares have been registered) in accordance herewith, prior to the sixth Trading Day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to 1% of the Principal Amount per month.

(c)           Conversion Price Adjustments.

(i)           Stock Dividends, Splits and Combinations. If the Company or any of its subsidiaries, at any time while the Notes are outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
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As used herein, the Affected Conversion Prices (each an “Affected Conversion Price”) shall refer to: (i) the Conversion Price; and (ii) each reported VWAP occurring on any Trading Day included in the period used for determining the Market Price or Conversion Price, as the case may be, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3(c)(i).

(ii)           Distributions. If the Company or any of its subsidiaries, at any time while the Notes are outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(c)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to holders of the Notes the amount of such indebtedness, assets, cash or rights or warrants which the holders of Notes would have received had all their Notes been converted into Common Stock at the lower of the Conversion Price and the then applicable Market Price immediately prior to the record date for such distribution.

(iii)           Common Stock Issuances. In the event that the Company or any of its subsidiaries (A) issues or sells any Common Stock or Convertible Securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding (other than pursuant to terms existing on the date hereof), at or to an effective Per Share Selling Price which is less than the greater of (x) the closing sale price per share of the Common Stock on the Principal Market on the Trading Day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (y) the Conversion Price, then in each such case, the Affected Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Affected Conversion Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Fair Market Price or Conversion Price, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.
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The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Company shall give to the each Holder of Notes written notice of any such sale of Common Stock within 24 hours of the closing of any such sale and shall within such 24 hour period issue a press release announcing such sale if such sale is a material event for, or otherwise material to, the Company.

For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding.

For purposes of this Section 3(c)(i), if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Conversion Price shall be used.

(iv)           Rounding of Adjustments. All calculations under this Section 3 or Section 1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(v)           Notice of Adjustments. Whenever any Affected Conversion Price is adjusted pursuant to Section 3(c)(i), (ii) or (iii) above, the Company shall promptly deliver to each holder of the Notes, a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

(vi)           Change in Control Transactions. In case of any Change in Control Transaction, the Holder shall have the right thereafter to, at its option, (A) convert this Note, in whole or in part, at the lower of the Conversion Price and the then applicable Market Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which this Note could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 3 or (B) require the Company or its successor to redeem this Note, in whole or in part, at a redemption price equal to the greater of (i) 125% of the outstanding Principal Amount being redeemed and (ii) the product of (x) the average of the Fair Market Price for the five (5) Trading Days immediately preceding the Holder's election to have its Notes redeemed and (y) the Conversion Ratio. The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holders the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and interest payable hereunder shall be in cash or such new securities and/or property, at the Holder’s option. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.
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(vii)        Notice of Certain Events. If:

A.	the Company shall declare a dividend (or any other distribution) on its Common Stock; or

B.	the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C.	the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D.
the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E.	the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

(d)           Reservation and Issuance of Underlying Securities. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Notes, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the conversion of this Note hereunder in Common Stock (including repayments in stock). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and freely tradeable.
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(e)           No Fractions. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f)           Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the conversion of this Note (including repayment in stock) shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Note when surrendered for conversion shall be accompanied by an assignment form; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

(g)           Cancellation. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Note) have been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender the Note to the Company at the Company’s principal executive offices.

(h)           Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

(i)           Conversion Limitations.

(A)           9.9% Limitation. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Notes and Warrants) that have limitations on the Holder’s right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the holder’s “affiliates” at such time (as defined in Rule 144 of the Act) (“Aggregation Parties”) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the “Restricted Ownership Percentage”). Each holder shall have the right (w) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (x) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a Change in Control Transaction.
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(B)           Overall Limit on Common Stock Issuable. Notwithstanding anything herein to the contrary, if the Company has not obtained Shareholder Approval (as defined in the Purchase Agreement), then the Company may not issue, upon conversion of this Note, a number of shares of Common Stock in excess of the amount of shares of Common Stock which may be issued upon conversion of the Notes and exercise of the Warrants (the “Issuable Maximum”) without causing the Company to breach its obligations under the rules or regulations of the Nasdaq Stock Market (including without limitation Section 4350(i) of the NASD Manual). Each Holder of Notes shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Notes issued and sold to such Holder by (y) the aggregate principal amount of all Notes issued and sold by the Company. If any Holder shall no longer hold any Notes and Warrants, then such holder’s remaining portion of the Issuable Maximum, if any, shall be reallocated pro-rata among the remaining holders. For clarification purposes, shares of Common Stock otherwise reserved for issuance upon exercise of unexercised Warrants shall be utilized for conversion under the Notes to the extent necessary to avoid any issuance in excess of the Issuable Maximum, provided that in the event of any redemption of Warrants pursuant to the terms contained therein, the Holder thereof shall have the right to allocate the underlying shares in excess of the Issuable Maximum between such Notes and Warrants.

Section 4.           Defaults and Remedies.

(a)           Events of Default.    An “Event of Default” is: (i) a default in payment of any amount due hereunder which default continues for more than 5 business days after the due date thereof; (ii) a default in the timely issuance of Underlying Shares upon and in accordance with terms hereof, which default continues for five Business Days after the Company has received written notice informing the Company that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by the Company for fifteen (15) days after written notice has been received by the Company to comply with any material provision of any of the Notes, the Purchase Agreement, the Registration Rights Agreement or the Warrants (including without limitation the failure to issue the requisite number of shares of Common Stock upon conversion hereof and the failure to redeem Notes upon the Holder’s request following a Change in Control Transaction pursuant to Section 3(c)(vi); (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement, Registration Rights Agreement or Warrants; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company for in excess of $25,000 or for money borrowed the repayment of which is guaranteed by the Company for in excess of $25,000, whether such indebtedness or guarantee now exists or shall be created hereafter; or (vi) if the Company is subject to any Bankruptcy Event.
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(b)           Remedies. If an Event of Default occurs and is continuing with respect to any of the Notes, the Holder may declare all of the then outstanding Principal Amount of this Note and all other Notes held by the Holder, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (v) and (vi) of Section 4(a), this Note shall become due and payable without further action or notice. In the event of such acceleration, the amount due and owing to the Holder shall be the greater of (1) 125% of the outstanding Principal Amount of the Notes held by the Holder (plus all accrued and unpaid interest, if any) and (2) the product of (A) the highest closing price for the five (5) Trading days immediately preceding the Holder’s acceleration and (B) the Conversion Ratio. In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of Holder’s request. The remedies under this Note shall be cumulative.

Section 5.            Participation Rights.

(a)           Subject to the terms and conditions specified in this Section 5, at any time while the Notes are outstanding, the holders of Notes shall have a right to participate with respect to the issuance or possible issuance by the Company of any future equity or equity-linked securities or debt which is convertible into equity or in which there is an equity component (as the case may be, “Additional Securities”) on the same terms and conditions as offered by the Company to the other purchasers of such Additional Securities. Each time the Company proposes to offer any Additional Securities, the Company shall make an offering of such Additional Securities to each holder of Notes in accordance with the following provisions:

(i)           The Company shall deliver a notice (the “Issuance Notice”) to the holders of Notes stating (a) its bona fide intention to offer such Additional Securities, (b) the number of such Additional Securities to be offered, (c) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (d) the anticipated closing date of the sale of such Additional Securities.

(ii)           By written notification received by the Company, within ten (10) days after giving of the Issuance Notice, each holder of Notes may elect to purchase or obtain, at the price and on the terms specified in the Issuance Notice, up to that number of such Additional Securities which equals such holder’s Participation Amount for the same consideration and on the same terms and conditions as such third-party sale, where the “Participation Amount” for each holder shall equal (a) 50% of the aggregate amount of such Additional Securities issued or to be issued to investors in such offering prior to the exercise of the participation rights contemplated by this Section 5 (such aggregate amount, the “Subsequent Offering Amount”), multiplied by (b) a fraction, the numerator of which equals the principal amount of Notes then held by such Holder and the denominator of which equals the aggregate principal amount of Notes purchased by all Purchasers pursuant to the Convertible Note Purchase Agreement. The Company shall promptly, in writing, inform each holder of Notes which elects to purchase all of the Additional Shares available to it (“Fully-Exercising Holder”) of any other holder's failure to do likewise. During the five-day period commencing after such information is given, each Fully-Exercising Holder shall be entitled to obtain that portion of the Additional Securities for which the Holders of Notes were entitled to subscribe but which were not subscribed for by such Holders which is equal to the proportion that principal amount of Notes held by such Fully-Exercising Holder bears to the aggregate principal amount of Notes held by all Fully-Exercising Holders who wish to purchase some of the unsubscribed shares.
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(iii)           The Company may, during the 75-day period following the expiration of the 10-day and 5-day periods referenced in Section 5(a)(ii) above, offer up to the Subsequent Offering Amount of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Issuance Notice. If the Company does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless the Participation Amount is again first reoffered to the holders of Notes in accordance herewith.

(b)           Notwithstanding anything contained herein, no holder of Notes shall have the right to purchase Additional Securities hereunder to the extent same would cause such holder to exceed the Restricted Ownership Percentage.

Section 6.            General.

(a)           Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)           Savings Clause. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.
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(c)           Amendment. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

(d)           Assignment, Etc. The Holder may assign or transfer this Note to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Note to any of such Holder's affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Note without the consent of the Company. The Holder shall notify the Company of any such assignment or transfer promptly. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(e)           No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

(f)           Governing Law; Jurisdiction.

(i)           Governing Law. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii)           Jurisdiction. The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, or San Jose, California, over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgement in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.
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(iii)           NO JURY TRIAL. THE COMPANY HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.

(g)           Replacement Notes. This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the day and in the year first above written.

NETSOL TECHNOLOGIES, INC.

By:_______________________________________________
Name:
Title:

Attest:

Sign:______________________
Print Name:

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EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder
in order to convert a Note)

Re:	Note (this “Note”) issued by NETSOL TECHNOLOGIES, INC. to ___________________ on or about June 15, 2006 in the original principal amount of $___________.

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.001 par value per share (the “Common Stock”), of NETSOL TECHNOLOGIES, INC. (the “Company”) according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion information:
________________________________________________________
Date to Effect Conversion

________________________________________________________
Aggregate Principal Amount of Note Being Converted

________________________________________________________
Number of Shares of Common Stock to be Issued

________________________________________________________
Applicable Conversion Price

________________________________________________________
Signature

________________________________________________________
Name

________________________________________________________
Address

ANNEX C

COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE. AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.

Issuance Date: June 15, 2006

Warrant No. A-__

COMMON STOCK PURCHASE WARRANT

To Purchase ____________1 Shares of Common Stock of NETSOL TECHNOLOGIES, INC.

THIS IS TO CERTIFY THAT ___________________________________, or registered assigns (the “Holder”), is entitled, during the Exercise Period (as hereinafter defined), to purchase from NetSol Technologies, Inc., a Nevada corporation (the “Company”), the Warrant Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $2.00 per share, all on and subject to the terms and conditions hereinafter set forth.

1.           Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Appraised Value” means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company’s Board of Directors and having no prior relationship with the Company.
_____________________
1 Insert 50% of Purchase Price divided by Conversion Value under Series A Certificate of Designation.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Change of Control” means the (i) acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; or (ii) sale, conveyance, or other disposition of all or substantially all of the assets, property or business of the Company or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effectuation of any transaction or series of related transactions where holders of the Company’s voting securities prior to such transaction or series of transactions fail to continue to hold at least 50% of the voting power of the Company (or, if other than the Company, the successor or acquiring entity) immediately following such transaction.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” means (except where the context otherwise indicates) the Common Stock, $0.001 par value per share, of the Company, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5.

“Current Market Price” means, in respect of any share of Common Stock on any date herein specified,

(1)           if there shall not then be a public market for the Common Stock, the higher of

(a) the book value per share of Common Stock at such date, and

(b) the Appraised Value per share of Common Stock at such date,

or

(2)           if there shall then be a public market for the Common Stock, the average of the daily market prices for the five (5) consecutive Trading Days immediately before such date. The daily market price for each such Trading Day shall be (i) the closing bid price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.
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“Current Warrant Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $2.00 per share of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exercise Period” means the period during which this Warrant is exercisable pursuant to Section 2.1.

“Expiration Date” means the fifth (5th) anniversary of the date of issuance hereof.

“GAAP” means generally accepted accounting principles in the United States of America as from time to time in effect.

“NASD” means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

“Notes” means the Notes as defined in and issued pursuant to the Purchase Agreement.

“Other Property” has the meaning set forth in Section 4.5.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Purchase Agreement” means that certain Convertible Note and Warrant Purchase Agreement dated as of June 15, 2006 among the Company and the other parties named therein, pursuant to which this Warrant was originally issued.

“Restricted Common Stock” means shares of Common Stock which are, or which upon their issuance upon the exercise of any Warrant would be required to be, evidenced by a certificate bearing the restrictive legend set forth in Section 3.2.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
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“Trading Day” means any day on which the primary market on which shares of Common Stock are listed is open for trading.

“Transfer” means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrants” means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Price” means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

“Warrant Stock” means the [____________] shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

2.           Exercise of Warrant.

2.1.        Manner of Exercise.

(a)           From and after the date of issuance hereof and until 5:00 P.M., New York time, on the Expiration Date (the “Exercise Period”), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder.

(b)           In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) upon exercise of this Warrant in full, this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three Business Days thereafter, electronically transmit the Common Stock issuable upon exercise hereof to the Holder, by crediting the account of the Holder’s prime broker with Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system using the Fast Automated Securities Transfer (“FAST”) program. The parties agree to coordinate with DTC to accomplish this objective. In lieu of such electronic delivery through DWAC, the Company shall, to the extent requested by the Holder or required by law, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon exercise hereof. The time periods for delivery of physical certificates evidencing the Warrant Shares are the same as those described above. Any stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice to exercise is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, if not effected using book entry as described below, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.
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(c)           Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, or (ii) wire transfer to the account of the Company, provided that if at any time following the 120th day after the Closing Date there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date of such election;

(B) = the Warrant Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2.1(c).

(d)           All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

(e)           Book-Entry. Notwithstanding anything to the contrary set forth herein, upon exercise of any portion of this Warrant in accordance with the terms hereof, the warrantholder shall not be required to physically surrender this Warrant to the Company unless such holder is purchasing the full amount of Warrant Shares represented by this Warrant. The warrantholder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the warrantholder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. In connection therewith a form of ledger to maintain a record of such transactions is attached hereto. The warrantholder and any assignee, by acceptance of this Warrant or a new Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares which may be purchased upon exercise of this Warrant may be less than the number of Warrant Shares set forth on the face hereof.
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2.2.           Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

2.3.           Continued Validity. A Holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a Holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as the Holder under Sections 10 and 13 of this Warrant.

2.4.           Restrictions on Exercise Amount.

(i)           Unless a Holder delivers to the Company irrevocable written notice prior to the date of issuance hereof or sixty-one days prior to the effective date of such notice that this Section 2.4(i) shall not apply to such Holder, the Company shall not issue to the Holder, and the Holder may not acquire, a number of shares of Warrant Stock to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 9.9% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Warrant Stock requested in such notice of exercise is permitted under this paragraph.
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(ii)           Notwithstanding anything herein to the contrary, if the Company has not obtained Shareholder Approval (as defined in the Purchase Agreement), then the Company may not issue, upon exercise of this Warrant, a number of shares of Common Stock in excess of the amount of shares of Common Stock which may be issued upon conversion of the Notes and exercise of the Warrants (the “Issuable Maximum”) without causing the Company to breach its obligations under the rules or regulations of the Nasdaq Stock Market (including without limitation Section 4350(i) of the NASD Manual). Each Warrantholder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Notes issued and sold to such holder by (y) the aggregate principal amount of all Notes issued and sold by the Company. If any Warrantholder shall no longer hold any Notes and Warrants, then such holder’s remaining portion of the Issuable Maximum, if any, shall be reallocated pro-rata among the remaining holders. If the Shareholder Approval is not obtained prior to November 1, 2006 and if at any time or from time to time thereafter the number of shares Common Stock issued pursuant to conversion or redemption of or as interest on the Notes and upon exercise of the Warrants, together with the number of shares of Common Stock that would then be issuable by the Seller upon conversion of all the Notes and exercise of all the Warrants then outstanding (without regard to any restrictions on beneficial ownership), would exceed the Issuable Maximum but for this Section, then each Warrantholder shall have the right to compel the Company to redeem such number of Warrants held by such holder which cannot be converted or exercised due to such limitation, as may be selected by such holder. The redemption price for any such Warrants redeemed shall equal the value of such Warrants (or portion thereof) being redeemed as determined using the Black-Scholes Option Pricing Formula on Bloomberg. Such redemption price shall be paid within thirty (30) days after the exercise of such redemption right. For clarification purposes, shares of Common Stock otherwise reserved for issuance upon exercise of unexercised Warrants shall be utilized for conversion under the Notes to the extent necessary to avoid any issuance in excess of the Issuable Maximum, provided that in the event of any redemption of Notes or Warrants pursuant to this Section, the holder thereof shall have the right to allocate the underlying shares in excess of the Issuable Maximum between such Notes and Warrants.

3.           Transfer, Division and Combination.

3.1.        Transfer. The Warrants and the Warrant Stock shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to the Securities Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Stock, this Warrant or the Warrant Stock, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Stock as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company, and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company. In connection with any transfer of this Warrant after the Registration Statement (as defined in the Investor Rights Agreement) is declared effective under the Securities Act, the Holder or transferee of this Warrant shall reimburse the Company for its reasonable out of pocket costs in connection with such transfer (including without limitation the reasonable attorneys fees for preparing and filing a prospectus supplement with the SEC and/or delivering an updated opinion letter to the Seller’s transfer agent).
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3.2.           Restrictive Legends. Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Stock is registered under the Securities Act or is eligible for resale without registration pursuant to Rule 144(k) under the Securities Act, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF JUNE 15, 2006, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

3.3.           Division and Combination; Expenses; Books. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.           Adjustments. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 5.1 and 5.2.
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4.1.           Stock Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:

(i)           declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock,

(ii)          subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii)         combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

(1)           the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

(2)           the Current Warrant Price shall be adjusted to equal:

(A)           the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B)           the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

4.2.           Certain Other Distributions. If at any time while this Warrant is outstanding the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

(i)           cash,

(ii)          any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof), or

(iii)         any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:
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(1)           the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (x) the numerator of which shall be the Current Warrant Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such Current Warrant Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

(2)           the Current Warrant Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (x) the Current Warrant Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (y) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

4.3.           Securities Issuances. In the event that the Company or any of its subsidiaries (A) issues or sells any Common Stock or convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock (“Convertible Securities”) or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, at or to an effective Per Share Selling Price (as defined below) which is less than the greater of (I) the closing sale price per share of the Common Stock on the principal market on which the Common Stock is traded the Trading Day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the Current Warrant Price, then in each such case the Current Warrant Price in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Current Warrant Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Fair Market Price or Current Warrant Price, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale. The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Company shall give to the Warrantholder written notice of any such sale of Common Stock within 24 hours of the closing of any such sale and shall within such 24 hour period issue a press release announcing such sale if such sale is a material event for, or otherwise material to, the Company.
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For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding.

For purposes of this Section 4.3, if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Current Warrant Price shall be used.

“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause a adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment, as the case may be, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Holder. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

4.4.           Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price provided for in Section 4:
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(a)           When Adjustments to Be Made. The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)           Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(c)           When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(d)           Escrow of Stock. If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

4.5.           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

(a) If there shall occur a Change of Control and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.
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(b) In case of any such Change of Control described in Section 4.5(a) above, the resulting, successor or acquiring entity (if other than the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, shall expressly assume the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions.

4.6.           Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 4 or any other action described in Section 4, then, unless such action will not have a materially adverse effect upon the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

4.7.           Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

4.8.           Stock Transfer Taxes. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

5.           Notices to Warrant Holders.

5.1.           Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Current Warrant Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Current Warrant Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the exercise of Warrants owned by such Holder.
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5.2.           Notice of Corporate Action. If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, or

(d)           the Company shall cause the holders of its Common Stock to be entitled to receive (i) any dividend or other distribution of cash, (ii) any evidences of its indebtedness, or (iii) any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof); or (iv) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 15.2.
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5.3.        No Rights as Stockholder. This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

6.           No Impairment. The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.           Reservation and Authorization of Common Stock; Registration With Approval of Any Governmental Authority. From and after the date of issuance hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants (without regard to any ownership limitations provided in Section 2.4(i)). All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.
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8.           Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.           Registration Rights. The resale of the Warrant Stock shall be registered in accordance with the terms and conditions contained in that certain Investor Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the “Investor Rights Agreement”). The Holder acknowledges that pursuant to the Investor Rights Agreement, the Company has the right to request that the Holder furnish information regarding such Holder and the distribution of the Warrant Stock as is required by law or the Commission to be disclosed in the Registration Statement (as such term is defined in the Investor Rights Agreement), and the Company may exclude from such registration the shares of Warrant Stock acquirable hereunder if Holder fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented prospectus included therein and/or amended Registration Statement.

10.         Supplying Information. Upon any default by the Company of its obligations hereunder or under the Investor Rights Agreement, the Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.         Loss or Mutilation. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.         Office of the Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.         Financial and Business Information.
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13.1.      Quarterly Information. The Company will deliver to the Holder, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP and accompanied by the certification of the Company’s chief executive officer or chief financial officer that such financial statements present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be; provided, however, that the Company shall have no obligation to deliver such quarterly information under this Section 13.1 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

13.2.      Annual Information. The Company will deliver to the Holder as soon as available and in any event within 90 days after the end of each fiscal year of the Company, one copy of an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company; provided, however, that the Company shall have no obligation to deliver such annual information under this Section 13.2 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information..

13.3.      Filings. The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

14.         Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

15.         Miscellaneous.

15.1       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
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15.2       Notice Generally. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

15.3       Successors and Assigns. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

15.4       Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

15.5       Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

15.6       Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

15.7       Governing Law. This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflicts of laws. The Company hereby irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant. In any such litigation the Company agrees that the service thereof may be made by certified or registered mail directed to the Company pursuant to Section 15.2.

[Signature Page Follows]

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IN WITNESS WHEREOF, NetSol Technologies, Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.

Dated: June 15, 2006

NETSOL TECHNOLOGIES, INC.

By:______________________________
Name:
Title:

Attest:

By:______________________________
Name:
Title:

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EXHIBIT A

SUBSCRIPTION FORM
[To be executed only upon exercise of Warrant]

NetSol Technologies, Inc.
23901 Calabasas Road,
Suite 2072
Calabasas, CA 91302
Attention: General Counsel
Facsimile No.: (818) 222-9197

This undersigned hereby elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
_______________________________
Address
_______________________________

_______________________________

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares.

In lieu of delivering physical certificates representing the Warrant Shares purchasable upon exercise of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon conversion or exercise to the undersigned, by crediting the account of the undersigned's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

To the extent the undersigned intends to sell the Warrant Shares issued to the undersigned upon exercise of this Warrant pursuant to a Registration Statement (as defined in the Registration Rights Agreement), the undersigned agrees to comply with all applicable prospectus delivery requirements under the Securities Act with respect to such sale.

Dated:_______________________	Signature:______________________

________________________________
Name (please print)

________________________________
Address

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EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of NetSol Technologies, Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:

_______________________________________

_______________________________________

_______________________________________
(Name and Address of Assignee)

_______________________________________
(Number of Shares of Common Stock)

and does hereby irrevocably constitute and appoint ____________ attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:_________________________________

______________________________________
(Print Name and Title)

______________________________________
(Signature)

______________________________________
(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

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ANNEX D

INVESTOR RIGHTS AGREEMENT

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of June 15, 2006 among NetSol Technologies, Inc., a Nevada corporation (the “Company”), and each of the purchasers executing this Agreement and listed on Schedule 1 attached hereto (collectively, the “Purchasers”).

This Agreement is being entered into pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1.           Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 3(m).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(n).

“Board” shall have the meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company's Common Stock, par value $0.001 per share.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Event” shall have the meaning set forth in Section 8(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” means the eighth (8th) business day following the Shareholders Meeting (as defined in the Purchase Agreement).
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“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including without limitation the Purchasers and their assignees.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Conversion Shares and the Warrant Shares (without regard to any limitations on beneficial ownership or issuance contained in the Certificate of Designation or Warrants) or other securities issued or issuable to each Purchaser or its transferee or designee (i) upon conversion or exchange of the Notes or Preferred Stock and/or as dividends or interest on the Preferred Stock or Notes (including without limitation any and all shares of Common Stock issued upon purchase of any Preferred Stock or Notes by the Company) and/or upon exercise of the Warrants, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Notes, Preferred Stock or Warrants or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect as described in Section 2 of this Agreement.
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“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Counsel” means Peter J. Weisman, P.C.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the warrants issued or to be issued to the Purchasers or their assignees or designees in connection with the offering consummated under the Purchase Agreement.

2.           Registration. As soon as possible following the Shareholders Meeting (but not later than the Filing Deadline, and not prior to the Shareholder Meeting), the Company shall prepare and file with the Commission a “shelf” Registration Statement covering all Registrable Securities for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall cause the Registration Statement to be declared effective under the Securities Act not later than one hundred twenty (120) days after the Closing, shall file with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not be subject to further review, and shall keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the “Effectiveness Period”). Upon the initial filing thereof and upon the filing of any pre-effective amendment thereto, the Registration Statement shall cover at least 150% of the shares of Common Stock for issuance upon the conversion of the Preferred Stock or Notes, as the case may be, and 100% of the shares of Common Stock for issuance upon the exercise of the Warrants (without regard to any issuance or beneficial ownership limitations). Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. If Shareholder Approval is obtained at the Shareholders Meeting, the Registration Statement shall cover the Conversion Shares underlying the Preferred Stock, otherwise it shall cover the Conversion Shares underlying the Notes.
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3.           Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a)           Prepare and file with the Commission on or prior to the Filing Deadline, a Registration Statement on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith) (which shall include a Plan of Distribution substantially in the form of Exhibit A attached hereto), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Special Counsel, and (ii) at the request of any Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in writing within three (3) Business Days after their receipt thereof, unless counsel to the Company determines in writing that such objection is without merit.

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to the extent any Registrable Securities are not included in such Registration Statement for reasons other than the failure of the Holder to comply with Section 3(m) hereof, shall prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, and in no event later than 10 Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
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(c)           Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but in no event in the case of this subparagraph (A), less than three (3) Business Days prior to date of such filing); (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective (which notice shall be delivered to the Purchasers and Special Counsel on the same day as such effectiveness), and after the effectiveness thereof: (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in clauses (i) through (iv) of Section 3(c)(C) occurs, the Company shall use its best efforts to respond to and correct the event.

(d)           Use its best efforts to avoid the issuance of, or, if issued, use best efforts to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
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(e)           If requested by any Holder of Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to the Special Counsel), violate applicable law.

(f)           Furnish to each Holder and the Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)           Promptly deliver to each Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)           Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities. In connection therewith, the Company shall promptly after the effectiveness of the Registration Statement (but no later than one day thereafter) cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the Holder of such shares of Registrable Securities under the Registration Statement.
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(j)           Upon the occurrence of any event contemplated by Section 3(c)(C)(iii) or (iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)           Cause all Registrable Securities relating to such Registration Statement to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market.

(l)           Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)           Request each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails (i) to furnish such information or (ii) to agree to furnish, upon request, such additional information regarding such Holder as may later be required by law to be disclosed, in each case, within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(i), 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
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(n)           If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the “Board”) reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 30 days in the aggregate during any 12 month period (each, a “Blackout Period”).

4.           Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each other securities exchange, quotation system or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel, and (vi) fees and expenses of the Special Counsel in connection with any Registration Statement hereunder. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.
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5.           Indemnification.

(a)           Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (y) such Holder's proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing); or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) to this Agreement) and shall survive the transfer of the Registrable Securities by the Holders.
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(b)           Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus, or in any amendment or supplement thereto, or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, or such form of prospectus or in any amendment or supplement thereto or (y) such Holder's proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing) or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m); provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing (with a copy to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party.
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All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.
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The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. The indemnity and contribution agreements herein are in addition to and not in diminution or limitation of any indemnification provisions under the Purchase Agreement.

6.           Rule 144.

As long as any Holder owns any Notes, Preferred Stock, Conversion Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns any Notes, Preferred Stock, Conversion Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including compliance with the provisions of the Purchase Agreement relating to the transfer of the Conversion Shares and Warrant Shares. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.           Covenants of Purchasers.

In connection with the Registration Statement, each of the Purchasers covenants as follows:
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(a) Unless and until such Purchaser has provided written notice to the Company to the contrary, all sales of Registrable Securities by such Purchaser shall be made without payment of underwriting discounts or commissions except for the usual and customary commission paid to brokers or dealers.

(b) Such Purchaser shall advise the Company of any arrangement with a broker or dealer for the sale of such Purchaser’s Registrable Securities through a block trade, special offering, exchange or secondary distribution or a principal purchase by a broker or dealer, and the details of such transaction.

(c) Such Purchaser shall comply with all prospectus delivery requirements with respect to sales of the Registrable Securities to the extent required by the Securities Act and other applicable law.

(d) Such Purchaser shall report to the Company, upon written request of the Company, whether all Registrable Securities held by such Purchaser have been sold or otherwise transferred.

8.           Miscellaneous.

(a)           Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Inconsistent Agreements. Except as otherwise disclosed in the Purchase Agreement, neither the Company nor any of its subsidiaries is a party to an agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

(c)           Notice of Effectiveness. Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in form and substance reasonably acceptable to the holders of Registrable Securities.
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(d)           Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within seven (7) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 8(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).
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(e)           Failure to File Registration Statement and Other Events. The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Deadline and maintained in the manner contemplated herein during the Effectiveness Period. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Filing Deadline, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) the Registration Statement is not declared effective by the Commission as to all Registrable Securities within one-hundred twenty (120) days after the Closing Date, or (iv) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded promptly by a subsequent Registration Statement filed with the Commission, except as otherwise permitted by this Agreement, including pursuant to Section 3(n), or (v) trading in the Common Stock shall be suspended or if the Common Stock is delisted from any securities exchange, quotation system or market on which Registrable Securities are required hereunder to be listed (each an “Exchange”), without immediately being listed on any other Exchange, for any reason for more than one (1) Business Day, other than pursuant to Section 3(n), or (vi) the conversion or redemption rights of the Holders, or the exercise rights of the Holders under the Warrants, are suspended for any reason without the consent of the particular Holder other than as set forth in the Certificate of Designation, or (vii) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an “Event”), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to each Holder an amount equal to one percent (1%) of such Holder's Purchase Price paid by such Holder pursuant to the Purchase Agreement for the initial thirty (30) day period until the applicable Event has been cured or until the Notes or Preferred Stock, as the case may be, have been redeemed (whichever is earlier), which shall be pro rated for such periods less than thirty (30) days, and one percent (1%) of such Holder's Purchase Price paid by such Holder pursuant to the Purchase Agreement for each subsequent thirty (30) day period until the applicable Event has been cured which shall be pro rated for such periods less than thirty days (the “Periodic Amount”). Payments to be made pursuant to this Section 8(e) shall be due and payable immediately upon demand in immediately available cash funds. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holders if the Registration Statement is not filed on or prior to Filing Deadline and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred. Notwithstanding the foregoing, the Company shall remain obligated to cure the breach or correct the condition that caused the Event, and the Holder shall have the right to take any action necessary or desirable to enforce such obligation.
15

(f)           Specific Enforcement, Consent to Jurisdiction.

(i)           The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(ii)           Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York City, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(f) shall affect or limit any right to serve process in any other manner permitted by law.

(g)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least 75% of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(h)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service such as Federal Express or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:
16

Netsol Technologies, Inc.
23901 Calabasas Road,
Suite 2072
Calabasas, CA 91302
Attention: General Counsel
Facsimile No.: (818) 222-9197

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to any Holder shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

(i)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns; provided, that the Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder; and provided, further, that each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(j)           Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Notes, Preferred Stock, the Warrants or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 8(j), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

The Company may require, as a condition of allowing such assignment in connection with a transfer of Notes, Preferred Stock, Warrants or Registrable Securities (i) that the Holder or transferee of all or a portion of the Notes, Preferred Stock, the Warrants or the Registrable Securities as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.
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(k)           Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic image or facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such electronic image or facsimile signature were the original thereof.

(l)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

(m)           Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(n)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(p)           Registrable Securities Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(q)           Obligations of Purchasers. The Company acknowledges that the obligations of each Purchaser under this Agreement, are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to enter into to this Agreement has been made by such Purchaser independently of any other Purchaser. The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
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Each Purchaser acknowledges and agrees that it has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby. For reasons of administrative convenience only, this Agreement has been prepared by Special Counsel (counsel for The Tail Wind Fund Ltd. (“TWF”)) and the Special Counsel will perform certain duties under this Agreement. Such counsel does not represent all of the Purchasers but only TWF. The Company has elected to provide all Purchasers with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

[signature page follows]

19

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

COMPANY:

NETSOL TECHNOLOGIES, INC.

By:______________________________
Name:
Title:

20

PURCHASER:

Print Exact Name:_________________________________

By:_____________________________________________
Name:
Title:

[Omnibus NetSol Technologies, Inc. Investor Rights Agreement Signature Page]

21

SCHEDULE 1

PURCHASERS

Name and Address	Copy of Notice to:
The Tail Wind Fund Ltd. c/o Tail Wind Advisory & Management Ltd. 77 Long Acre London WC2E 9LB, UK Fax: 011-44-207-420-3803 Email: dcrook@tailwindam.com	Peter J. Weisman, P.C. 335 Madison Avenue Suite 1702 New York, NY 10017 Fax: 212-317-8666 Email: pweisman@pweisman.com
Solomon Strategic Holdings, Inc. c/o Andrew P. MacKellar Greenlands The Red Gap Castletown IM9 1HB British Isles Fax: +011 (44) 1624 824191 Email: mackellar_twi@manx.net	Peter J. Weisman, P.C. 335 Madison Avenue Suite 1702 New York, NY 10017 Fax: 212-317-8666 Email: pweisman@pweisman.com

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EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest directly to purchasers or to or through underwriters, broker-dealers or through agents. Sales may be made from time to time on the Nasdaq Capital Market, any other exchange or market upon which our shares may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices, or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

-
a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

-	purchases by a broker-dealer as principal and resale by such broker-dealer, including resales for its account, pursuant to this prospectus;

-	ordinary brokerage transactions and transactions in which the broker solicits purchases;

-	through options, swaps or derivatives;

-	in privately negotiated transactions;

-	in making short sales entered into after the date of this prospectus or in transactions to cover such short sales; and

-	put or call option transactions relating to the shares.

The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).
23

The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

The selling security holders will be subject to the prospectus delivery requirements of the Securities Act. We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934 may apply to their sales in the market.

Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

-	the name of each such selling security holder and of the participating broker-dealer(s);

-	the number of shares involved;

-	the initial price at which the shares were sold;

-	the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

-	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

-	other facts material to the transactions.

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In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

We are paying all expenses and fees in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.

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ANNEX E

FORM OF 7% CUMULATIVE CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DESIGNATION OF THE POWERS, PREFERENCES
AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL
RIGHTS OF PREFERRED STOCK AND QUALIFICATIONS,
LIMITATIONS AND RESTRICTIONS THEREOF
of
SERIES A 7% CUMULATIVE CONVERTIBLE PREFERRED STOCK
of
NETSOL TECHNOLOGIES, INC.

NETSOL TECHNOLOGIES, INC., a Nevada corporation (the "Corporation"), pursuant to the provisions of Sections 78.195 and 78.1955 of Chapter 78 of Nevada Revised Statutes, does hereby make this Certificate of Designations and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation of the Corporation, the Board of Directors duly adopted the following resolutions by unanimous written consent on ________, 2006, which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that, pursuant to Article 3 of the Articles of Incorporation of the Corporation, as amended to date, the Board of Directors hereby authorizes the issuance of, and fixes the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 5,500 shares, par value $0.001 per share, to be designated “Series A Cumulative Convertible Preferred Stock.”

RESOLVED, that all shares of Series A Cumulative Convertible Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

There is hereby created out of the authorized and unissued shares of the preferred stock of the Corporation a series of preferred stock designated as the “Series A Cumulative Convertible Preferred Stock,” which is hereinafter referred to as the “Convertible Preferred Stock.” The number of shares constituting such series shall be 5,500.

1.           Dividends. The holders of the Convertible Preferred Stock shall be entitled to receive, when, if and as declared by the Corporation’s Board of Directors, out of funds legally available therefor, cumulative dividends payable as set forth in this Section 1.

(a)           Dividends on each share of Convertible Preferred Stock shall accrue and shall be cumulative and accumulate from the date of issuance of such share (the “Date of Original Issue”), whether or not earned or declared by the Board of Directors of the Corporation, until paid. The Corporation shall declare and pay dividends on the Convertible Preferred Stock, in either cash or in shares of the Corporation’s Common Stock (the “Common Stock”) at the Corporation’s option and subject to the terms set forth herein, as set forth below, in arrears, on first business day of each calendar quarter of each year (each, a “Dividend Payment Date”), commencing on January 2, 2007 (the “Initial Dividend Payment Date”). If the Corporation elects to pay the dividend in shares of Common Stock, the Corporation shall set aside a sufficient number of shares of Common Stock for the payment of such declared dividends and shall deliver certificates representing such shares of Common Stock to the holders of shares of Convertible Preferred Stock as of the record date for such dividend in payment of such declared dividends within three business days after such Dividend Payment Date. Each such dividend declared by the Board of Directors on the Convertible Preferred Stock shall be paid to the holders of record of shares of the Convertible Preferred Stock as they appear on the stock register of the Corporation on the record date which shall be the business day next preceding a Dividend Payment Date. Dividends in arrears for any past dividend period may be declared by the Board of Directors of the Corporation and paid on shares of the Convertible Preferred Stock on any date fixed by the Board of Directors of the Corporation, whether or not a regular Dividend Payment Date, to holders of record of shares of the Convertible Preferred Stock as they appear on the Corporation’s stock register on the record date. The record date, which shall not be greater than 5 days before such Dividend Payment Date, shall be fixed by the Board of Directors of the Corporation. Any dividend payment made on shares of the Convertible Preferred Stock shall first be credited against the dividends accumulated with respect to the earliest dividend period for which dividends have not been paid.

(b)           The dividend rate (the “Dividend Rate”) on each share of Convertible Preferred Stock shall be 7% per share per annum on $1,000 (the Liquidation Preference (as hereinafter defined) of each such share) for the period from the Date of Original Issue until the Initial Dividend Payment Date and, for each dividend period thereafter, which shall commence on the last day of the preceding dividend period and shall end on the next Dividend Payment Date, shall be at the Dividend Rate (as adjusted from time to time as hereinafter provided) on such Liquidation Preference. Notwithstanding the foregoing, if at any time a Breach Event (as defined below) occurs, then the Dividend Rate shall be 18% per share per annum for each dividend period or part thereof in which a Breach Event has occurred or is outstanding. The amount of dividends per share of the Convertible Preferred Stock payable for each dividend period or part thereof (the “Dividend Value”) shall be computed by multiplying the Dividend Rate for such dividend period by a fraction the numerator of which shall be the number of days in the dividend period or part thereof on which such share was outstanding and the denominator of which shall be 365 and multiplying the result by the Liquidation Preference. If a dividend is to be paid in Common Stock, the Common Stock shall be valued at 95% of the Current Market Price (as hereinafter defined) as of such Dividend Payment Date. In furtherance thereof, the Corporation shall reserve out of the authorized but unissued shares of Common Stock, solely for issuance in respect of the payment of dividends as herein described, a sufficient number of shares of Common Stock to pay such dividends, when, if and as declared by the Board of Directors of the Corporation.

“Current Market Price” means, in respect of any share of Common Stock on any date herein specified:

(1)           if there shall not then be a public market for the Common Stock, the higher of (a) the book value per share of Common Stock at such date, and (b) the Appraised Value (as hereinafter defined) per share of Common Stock at such date, or
2

(2)           if there shall then be a public market for the Common Stock, the average of the daily market prices for the five (5) consecutive trading days immediately before such date. The daily market price for each such trading day shall be (i) the VWAP (as defined below) on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. (the “NASD”) selected mutually by holders of a majority of the Convertible Preferred Stock and the Corporation or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holders of a majority of the Convertible Preferred Stock and one of which shall be selected by the Corporation (as applicable, the “Daily Market Price”).

“VWAP” shall mean the daily dollar volume-weighted average sale price for the Common Stock on the Principal Market on any particular trading day during the period beginning at 9:30 a.m., New York City Time (or such other time as such exchange or market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as such exchange or market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" functions. All such determinations of VWAP shall be appropriately and equitably adjusted in accordance with the provisions set forth herein for any stock dividend, stock split, stock combination or other similar transaction occurring during any pricing period or any period utilizing VWAPs in calculations hereunder.

“Principal Market” shall mean the Nasdaq Stock Market or such other principal market or exchange on which the Common Stock is then listed for trading.

“Appraised Value” means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Corporation may have no class of equity registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of the last day of the most recent fiscal month end prior to such date specified, based on the value of the Corporation (assuming the conversion and exercise of all of the Corporation’s authorized and issued capital stock), as determined by a nationally recognized investment banking firm selected by the Corporation’s Board of Directors and having no prior relationship with the Corporation, and reasonably acceptable to not less than a majority in interest of the holders of the Convertible Preferred Stock then outstanding.

“Breach Event” means either:
3

(i)           Any breach of any warranty or representation of the Corporation as of the date made in the Convertible Note Purchase Agreement (as defined below) or any agreement delivered therewith which breach, or the facts and circumstances concerning such breach, has or is reasonably likely to have a Material Adverse Effect (as defined in the Convertible Note Purchase Agreement); or

(ii)           Any breach by the Corporation of any material covenant or obligation under the Convertible Note Purchase Agreement or any agreement delivered therewith (including without limitation this Certificate of Designation and the Related Agreements, as defined in the Convertible Note Purchase Agreement), and which breach, if capable of being cured, has not been cured within ten (10) days after notice of such breach has been given by the holders of a majority of Convertible Preferred Stock to the Corporation (the “Breach Cure Period”).

(c)           Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on the shares of Common Stock or any other class or series of capital stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Convertible Preferred Stock through the most recent Dividend Payment Date. If full cumulative dividends have not been paid on shares of the Convertible Preferred Stock, all dividends declared on shares of the Convertible Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Convertible Preferred Stock.

(d)           Dividends on the Convertible Preferred Stock may be paid even if, after giving effect thereto, the Corporation’s total assets would be less than the sum of its total liabilities, plus the amount that would be needed, if the Corporation were to be dissolved at the time of such distribution, to satisfy the preferential rights upon dissolution of stockholders, if any, whose preferential rights are superior to those receiving the distribution.

(e)           The holders of the Convertible Preferred Stock shall each be entitled to receive dividends, on a pari passu basis with the holders of shares of Common Stock, out of any assets legally available therefor, with the amount of such dividends to be distributed to the holders of Convertible Preferred Stock computed on the basis of the number of shares of Common Stock which would be held by such holder if, immediately prior to the declaration of the dividend, all of the shares of Convertible Preferred Stock had been converted into shares of Common Stock at the then current Conversion Value (as hereinafter defined).

(f)           Limitation on Stock Dividends. Notwithstanding anything to the contrary contained herein, the Corporation may not pay dividends hereunder in shares of Common Stock (and must deliver cash in respect thereof) unless as of the Dividend Payment Date (i) the resale of all Registrable Securities (as defined in the Investor Rights Agreement entered into pursuant to the Convertible Note Purchase Agreement, the “Investor Rights Agreement”) is covered by an effective registration statement in accordance with the terms of the Investor Rights Agreement which registration statement is not subject to any suspension or stop orders; (ii) the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus that is not subject at the time to any blackout or similar circumstance; (iii) such Registrable Securities are listed, or approved for listing prior to issuance, on the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange, and are not subject to any trading suspension (nor shall trading generally have been suspended on such exchange or market), and the Corporation shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on any of such markets on which the Common Stock is then traded or listed; (iv) the requisite number of shares of Common Stock shall have been duly authorized and reserved for issuance as required by the terms of the Convertible Note Purchase Agreement and this Certificate of Designation; (v) the Current Market Price is not less than $1.00 (as appropriately and equitably adjusted for stock splits, stock dividends and similar events); (vi) none of the Corporation or any direct or indirect subsidiary of the Corporation shall be subject to any bankruptcy, insolvency or similar proceeding; (vii) the Corporation has paid all prior dividend payments when due hereunder; (viii) such issuance would not cause the ownership or issuance limitations contained in Section 5(h) below to be violated; and (ix) the Corporation has delivered to all holders of Convertible Preferred Stock written notice of its election to pay such dividend in Common Stock at least five (5) but no more than thirty (30) trading days prior to the applicable Dividend Payment Date. All holders of Convertible Preferred Stock shall be treated proportionately with respect to payment of dividends in cash or Common Stock.
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2.           Voting Rights. Except as otherwise provided herein or by law, the holders of the Convertible Preferred Stock shall have full voting rights and powers, subject to the Beneficial Ownership Cap as defined in Section 5(h), equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, with respect to any question upon which holders of Common Stock have the right to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. To the extent permitted under the applicable rules of the applicable exchange or market on which the Common Stock is listed or quoted, each holder of shares of Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Convertible Preferred Stock could be converted on the record date for the taking of a vote (subject to the Beneficial Ownership Cap limitations set forth in Section 5(h) and provided that solely for such voting purposes the conversion price shall be deemed to be the greater of the Conversion Value then in effect and the closing bid price of the Common Stock on the Nasdaq Stock Market immediately preceding the Closing Date) or, if no record date is established, at the day prior to the date such vote is taken or any written consent of stockholders is first executed. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Convertible Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

3.           Rights on Liquidation; Rank.

(a)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a “Liquidation”), before any distribution of assets of the Corporation shall be made to or set apart for the holders of Common Stock, the holders of Convertible Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to $1,000 per share of Convertible Preferred Stock (such applicable amount being referred to as the “Liquidation Preference” for the Convertible Preferred Stock), plus any accumulated and unpaid dividends thereon (whether or not earned or declared) on the Convertible Preferred Stock. If the assets of the Corporation available for distribution to the holders of Convertible Preferred Stock shall not be sufficient to make in full the payment herein required, such assets shall be distributed pro-rata among the holders of Convertible Preferred Stock based on the aggregate Liquidation Preferences of the shares of Convertible Preferred Stock held by each such holder.
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(b)           If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount of the Liquidation Preferences payable with respect to all shares of Convertible Preferred Stock then outstanding, then, after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive with respect to each share of Common Stock payment of a pro rata portion of such assets based on the aggregate number of shares of Common Stock held by each such holder. The holders of the Convertible Preferred Stock shall participate in such a distribution on a pro-rata basis with the holders of the Common Stock, with the amount distributable to the holders of Convertible Preferred Stock to be computed on the basis of the number of shares of Common Stock which would be held by them if immediately prior to the Liquidation all of the outstanding shares of Convertible Preferred Stock had been converted into shares of Common Stock at the then current Conversion Value.

(c)           A Change of Control (as defined below) of the Corporation shall not be deemed a Liquidation, but shall instead be governed by the terms of Section 7 below.

(d)           The Convertible Preferred Stock shall rank senior to all classes and series of Common Stock and existing preferred stock and to each other class or series of preferred stock established hereafter by the Board of Directors of the Corporation, with respect to dividend rights, redemption rights, rights on liquidation, winding-up and dissolution and all other rights in any manner, whether voluntary or involuntary. So long as any shares of Convertible Preferred Stock are outstanding, the Corporation shall not issue or reissue any shares of existing authorized classes or series of preferred stock.

4.           Actions Requiring the Consent of Holders of Convertible Preferred Stock. As long as any shares of Convertible Preferred Stock are outstanding, the consent of the holders of at least 75% of the shares of Convertible Preferred Stock at the time outstanding, given in accordance with the Articles of Incorporation and Bylaws of the Corporation, as amended, shall be necessary for effecting or validating any of the following transactions or acts:

(a)           Any amendment, alteration or repeal of any of the provisions of this Certificate of Designation (whether by merger, consolidation or otherwise);

(b)           Any amendment, alteration or repeal of the Articles of Incorporation of the Corporation that will adversely affect the rights of the holders of the Convertible Preferred Stock (whether by merger, consolidation or otherwise);

(c)           The authorization or creation by the Corporation of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), ranking in terms of liquidation preference, conversion rights, redemption rights or dividend rights, pari passu with or senior to, the Convertible Preferred Stock in any manner;
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(d)           The redemption, purchase or other acquisition, directly or indirectly, of any shares of capital stock of the Corporation or any of its subsidiaries or any option, warrant or other right to purchase or acquire any such shares, or any other security, other than (A) the redemption of Convertible Preferred Stock pursuant to the terms hereof, or (B) the repayment or prepayment of any indebtedness in the ordinary course of business; and

(e)           The declaration or payment of any dividend or other distribution (whether in cash, stock or other property) with respect to the capital stock of the Corporation or any subsidiary, other than a dividend or other distribution pursuant to the terms of the Convertible Preferred Stock.

5.           Conversion.

(a)           Right to Convert. Subject to the limitation set forth in Section 5(h) hereof, the holder of any share or shares of Convertible Preferred Stock shall have the right at any time and from time to time, at such holder’s option, to convert all or any lesser portion of such holder’s shares of Convertible Preferred Stock into such number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, free and clear of all encumbrances, restrictions and legends (provided a Registration Statement is declared effective), as is determined by dividing (i) the aggregate Liquidation Preference of the shares of Convertible Preferred Stock to be converted plus accrued and unpaid dividends thereon by (ii) the Conversion Value (as defined below) then in effect for such Convertible Preferred Stock. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Convertible Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion, the Corporation shall pay to the holder an amount in cash equal to such fraction multiplied by the Current Market Price per share of the Common Stock.

(b)           Forced Conversion. Subject to the terms hereof, if at any time the Current Market Price is greater than 200% of the Conversion Value for any fifteen (15) consecutive trading days (a “Pricing Period”), then the Corporation shall have the right to compel each holder of Convertible Preferred Stock to convert any or all of the Convertible Preferred Stock then held by such holder by delivering a written notice (“Forced Conversion Notice”) to each such Holder; provided that (1) such Forced Conversion Notice must specify the number of shares of Convertible Preferred Stock to be converted by such holder and the date by which such holder must have completed conversion(s) of Convertible Preferred Stock aggregating to such amount (“Forced Conversion Date”), which date shall be at least 10 trading days after such holder’s receipt of such Forced Conversion Notice (a “Notice Period”), (2) the Corporation may deliver such Forced Conversion Notice(s) hereunder only within five (5) trading days following the occurrence of such Pricing Period and not prior to the completion of such Pricing Period, and (3) all holders of Convertible Preferred Stock shall be treated proportionately with respect to the Corporation’s election to force conversion hereunder. Such forced conversion shall be subject to and governed by all the provisions relating to voluntary conversion of Convertible Preferred Stock contained herein. Notwithstanding anything contained herein, the Corporation shall not be entitled to exercise any forced conversion right set forth in this subsection 5(b) unless at all times during the applicable Pricing Period and Notice Period (i) the resale of all Registrable Securities (as defined in the Investor Rights Agreement) is covered by an effective registration statement in accordance with the terms of the Investor Rights Agreement which registration statement is not subject to any suspension or stop orders; (ii) the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus that is not subject at the time to any blackout or similar circumstance; (iii) such Registrable Securities are listed, or approved for listing prior to issuance, on the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange, and are not subject to any trading suspension (nor shall trading generally have been suspended on such exchange or market), and the Corporation shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on any of such markets on which the Common Stock is then traded or listed; (iv) the requisite number of shares of Common Stock has been duly authorized and reserved for issuance as required by the terms of the Convertible Note Purchase Agreement; (v) the closing bid price per share of Common Stock on the Principal Market is greater than $1.00; (vi) none of the Corporation or any direct or indirect subsidiary of the Corporation shall be subject to any bankruptcy, insolvency or similar proceeding; (vii) the Corporation has paid all prior dividend payments due hereunder; and (viii) such issuance would not cause the ownership or share issuance limitations contained in Section 5(h) below to be violated.
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(c)           Mechanics of Conversion.

(i)           The right of conversion hereunder shall be exercised by the holder of shares of Convertible Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the “Conversion Notice”), appropriately completed and duly signed and specifying the number of shares of Convertible Preferred Stock that the holder elects to convert (the “Converting Shares”) into shares of Common Stock. Promptly after the receipt of the Conversion Notice, the Corporation shall issue and deliver or transmit, or cause to be delivered or transmitted, to the holder of the Converting Shares or such holder’s nominee, such number of shares of Common Stock issuable upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii)           The Corporation shall effect such issuance of Common Stock (and certificates for unconverted Convertible Preferred Stock) within three (3) trading days of the Conversion Date and shall electronically transmit the Common Stock issuable upon conversion to the holder, or Common Stock in payment of dividends hereunder, by crediting the account of the holder’s prime broker with Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system using the Fast Automated Securities Transfer (“FAST”) program. The parties agree to coordinate with DTC to accomplish this objective. If such Common Shares are not received by the holder within five (5) trading days of the Conversion Notice, then the holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those Common Shares. In lieu of such electronic delivery through DWAC, the Corporation shall deliver physical certificates representing the Common Stock issuable upon conversion of Converting Shares to the extent requested by the holder or required by law. The time periods for delivery of physical certificates evidencing the Converting Shares, or Common Stock in payment of dividends hereunder, are the same as those described above. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date. If the conversion has not been rescinded in accordance with this paragraph and the Corporation fails to deliver to the holder such certificate or certificates or shares through DTC pursuant to this Section 5 (free of any restrictions on transfer or legends, if such shares have been registered) in accordance herewith, prior to the seventh trading day after the Conversion Date (assuming timely surrender of the Convertible Preferred Stock certificates), the Corporation shall pay to such holder, in cash, on a per diem basis, an amount equal to 1% of the Liquidation Preference of all Convertible Preferred Stock held by such holder per month until such delivery takes place.
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The Corporation’s obligation to issue Common Stock upon conversion of Convertible Preferred Stock shall be absolute, is independent of any covenant of any holder of Convertible Preferred Stock, and shall not be subject to: (i) any offset or defense; or (ii) any claims against the holders of Convertible Preferred Stock whether pursuant to this Certificate of Designation, that certain Preferred Stock and Warrant Purchase Agreement entered into among the Corporation and the purchasers of the Convertible Preferred Stock on the Date of Original Issue (the “Convertible Note Purchase Agreement”), the Investor Rights Agreement, the Warrants (as defined in the Convertible Note Purchase Agreement) or otherwise.

(iii)           Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any shares of Convertible Preferred Stock in accordance with the terms hereof, the holder thereof shall not be required to physically surrender such holder’s certificates for Convertible Preferred Stock to the Corporation unless such holder is converting all of the Convertible Preferred Stock then held by such holder. The holders of Convertible Preferred Stock and the Corporation shall maintain records showing the number of shares of Convertible Preferred Stock so converted hereunder, the number of shares of Common Stock received upon conversion and the dates of such conversions, or shall use such other method, reasonably satisfactory to the holders and the Corporation, so as not to require physical surrender of certificates for Convertible Preferred Stock upon each such conversion.

(d)           Mandatory Redemption at Maturity.

(i)           If any shares of Convertible Preferred Stock remain outstanding on the June 15, 2009 (“Maturity Date”), the Corporation shall redeem such shares of Convertible Preferred Stock for an amount in cash per Preferred Share (the “Maturity Date Redemption Price”) equal to the Liquidation Preference plus all accrued but unpaid dividends thereon by wire transfer of immediately available funds to an account designated in writing by the holder of such shares of Convertible Preferred Stock.
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(ii)           If the Corporation fails to redeem all of the shares of Convertible Preferred Stock outstanding on the Maturity Date by payment of the Maturity Date Redemption Price for each such Preferred Share, then in addition to any remedy such holder(s) may have hereunder, under the Convertible Note Purchase Agreement or any of the related agreements, (I) the applicable Maturity Date Redemption Price payable in respect of such unredeemed shares of Convertible Preferred Stock shall bear interest at the rate of 1.5% per month, prorated for partial months, until paid in full, and (II) any holder of shares of Convertible Preferred Stock shall have the option to require the Corporation to convert any or all of such holder's shares of Convertible Preferred Stock for which the Maturity Date Redemption Price (together with any interest thereon) has not been paid into shares of Common Stock equal to the number which results from dividing the Maturity Date Redemption Price (together with any interest thereon) by 90% of the Conversion Value.

(e)           Conversion Prices.

(i)           The initial Conversion Value for the Convertible Preferred Stock shall be $1.65, such Conversion Value to be subject to adjustment in accordance with the provisions of this Section 5 (and such adjustments shall apply for dividends, subdivisions, combinations, distributions and securities issuances occurring after June 15, 2006 even if this Certificate of Designation is filed after the occurrence of such dividends, subdivisions, combinations, distributions or securities issuances). Such conversion value in effect from time to time, as adjusted pursuant to this Section 5, is referred to herein as a “Conversion Value.” All of the remaining provisions of this Section 5 shall apply separately to each Conversion Value in effect from time to time with respect to Convertible Preferred Stock.

(f)           Stock Dividends, Subdivisions and Combinations. If at any time while the Convertible Preferred Stock is outstanding, the Corporation shall:

(i)           cause the holders of its Common Stock to be entitled to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

(ii)           subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii)           combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then in each such case the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that a Conversion Value is calculated hereunder, then the calculation of such Conversion Value shall be adjusted appropriately to reflect such event.
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(g)           Certain Other Distributions. If at any time while the Convertible Preferred Stock is outstanding the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

(i)           cash,

(ii)           any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 5(f) hereof), or

(iii)           any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (in each case set forth in subparagraphs 5(g)(i), 5(g)(ii) and 5(g)(iii) hereof, the “Distributed Property”), then upon any conversion of Convertible Preferred Stock that occurs after such record date, the holder of Convertible Preferred Stock shall be entitled to receive, in addition to the Conversion Shares otherwise issuable upon such conversion, the Distributed Property that such holder would have been entitled to receive in respect of such number of Conversion Shares had the holder been the record holder of such Conversion Shares as of such record date. Such distribution shall be made whenever any such conversion is made. In the event that the Distributed Property consists of property other than cash, then the fair value of such Distributed Property shall be as reasonably determined in good faith by the Board of Directors of the Corporation and set forth in reasonable detail in a written valuation report (the “Valuation Report”) prepared by the Board of Directors. The Corporation shall give written notice of such determination and a copy of the Valuation Report to all holders of Convertible Preferred Stock, and if the holders of a majority of the outstanding Convertible Preferred Stock object to such determination within twenty (20) business days following the date such notice is given to all of the holders of Convertible Preferred Stock, the Corporation shall submit such valuation to an investment banking firm of recognized national standing selected by not less than a majority of the holders of the Convertible Preferred Stock and acceptable to the Corporation in its reasonable discretion, whose opinion shall be binding upon the Corporation and the Convertible Preferred Stock holders. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Corporation to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 5(g) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 5(f).
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(h)           Blocking Provision.

(i)           Notwithstanding anything herein to the contrary, except as provided otherwise in this Section 5(h)(i), the number of Conversion Shares that may be acquired by any holder, and the number of shares of Convertible Preferred Stock that shall be entitled to voting rights under Section 2 hereof, shall be limited to the extent necessary to insure that, following such conversion (or deemed conversion for voting purposes), the number of shares of Common Stock then beneficially owned by such holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein), does not exceed 9.9% of the total number of shares of Common Stock of the Corporation then issued and outstanding (the “Beneficial Ownership Cap”). For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a holder of Convertible Preferred Stock, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such holder will be deemed to be an Affiliate of such holder. Each delivery of a Conversion Notice by a holder of Convertible Preferred Stock will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, subject to the accuracy of information filed under the Securities Act and the Exchange Act by the Corporation with respect to the outstanding Common Stock of the Corporation, that the issuance of the full number of shares of Common Stock requested in such Conversion Notice is permitted under this paragraph. This paragraph shall be construed and administered in such manner as shall be consistent with the intent of the first sentence of this paragraph. Any provision hereof which would require a result that is not consistent with such intent shall be deemed severed herefrom and of no force or effect with respect to the conversion contemplated by a particular Conversion Notice.

(ii)           Notwithstanding the foregoing provisions of Section 5(h), (A) any holder of Convertible Preferred Stock shall have the right prior to the Date of Original Issue upon written notice to the Corporation, or after the Date of Original Issue upon 61 days prior written notice to the Corporation, to choose not to be governed by the Beneficial Ownership Cap provided herein, and (B) any holder of Convertible Preferred Stock shall have the right, prior to or after the Date of Original Issue upon written notice to the Corporation, to reduce its Beneficial Ownership Cap to 4.9%.

(i)           Common Stock Reserved. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon the conversion of shares of Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Convertible Preferred Stock at the time outstanding (without regard to any ownership limitations provided in Section 5(h)).
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(j)           Securities Issuances. In the event that the Corporation or any of its subsidiaries (A) issues or sells any Common Stock or convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock (“Convertible Securities”) or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, at or to an effective Per Share Selling Price (as defined below) which is less than the greater of (I) the closing sale price per share of the Common Stock on the principal market on which the Common Stock is traded the Trading Day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the Conversion Value, then in each such case the Conversion Value in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Conversion Value then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Corporation for such additional shares would purchase at such Fair Market Price or Conversion Value, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Corporation outstanding immediately after such issue or sale. The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (ii) to any officer, director or employee of the Corporation pursuant to a bona fide option or equity incentive plan duly adopted by the Corporation. The Corporation shall give to the each holder of Convertible Preferred Stock written notice of any such sale of Common Stock within 24 hours of the closing of any such sale and shall within such 24 hour period issue a press release announcing such sale if such sale is a material event for, or otherwise material to, the Corporation.

For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding.

For purposes of this Section 5(j), if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Conversion Value shall be used.
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“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Corporation. In the event a fee is paid by the Corporation in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Corporation upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Corporation or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause a adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment, as the case may be, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Corporation and the Holder. In the event the Corporation directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

6.           Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which the Convertible Preferred Stock is convertible and the current Conversion Value provided for in Section 5:

(a)           When Adjustments to Be Made. The adjustments required by Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment to the Conversion Value that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 5(f)) up to, but not beyond the Conversion Date if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which the Convertible Preferred Stock is convertible immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by Section 5 and not previously made, would result in a minimum adjustment or on the Conversion Date. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)           Fractional Interests. In computing adjustments under Section 5, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(c)           When Adjustment Not Required. If the Corporation undertakes a transaction contemplated under Section 5(g) and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under Section 5(g) and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under Section 5(g), then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.
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(d)           Escrow of Stock. If after any property becomes distributable pursuant to Section 5 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of the Convertible Preferred Stock either converts the Convertible Preferred Stock or there is a mandatory conversion during such period or such holder is unable to convert shares pursuant to Section 5(h), such holder of Convertible Preferred Stock shall continue to be entitled to receive any shares of Common Stock issuable upon conversion under Section 5 by reason of such adjustment (as if such Convertible Preferred Stock were not yet converted) and such shares or other property shall be held in escrow for the holder of the Convertible Preferred Stock by the Corporation to be issued to holder of the Convertible Preferred Stock upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned to the Corporation.

7.           Merger, Consolidation or Disposition of Assets.

(a)           If, after the Date of Original Issue and while the Convertible Preferred Stock is outstanding, there occurs: (i) an acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights or equity interests in the Corporation and such acquisition is approved by the Corporation’s Board of Directors; or (ii) a merger or consolidation of the Corporation or a sale, transfer or other disposition of all or substantially all the Corporation’s property, assets or business to another corporation where the holders of the Corporation’s voting securities prior to such transaction fail to continue to hold at least 50% of the voting power of the Corporation and such transaction is approved by the Corporation’s Board of Directors (each, a “Change of Control”), then the successor or acquiring corporation (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every covenant and condition contained in this Certificate of Designation to be performed and observed by the Corporation and all the obligations and liabilities hereunder, with such modifications and adjustments as equitable and appropriate in order to place the holders of Convertible Preferred Stock in the equivalent economic position as prior to such Change in Control.

(b)           In case of any such Change of Control, each holder of Convertible Preferred Stock shall have the right thereafter to, at its option, (A) convert any or all of the shares of Convertible Preferred Stock held by such holder into shares of common stock of the successor or acquiring corporation, and the holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Corporation into which such holder’s Convertible Preferred Stock could have been converted immediately prior to such Change of Control would have been entitled if such conversion were effected immediately prior to Change of Control, subject to such further applicable adjustments set forth in this Certificate of Designation, or (B) require the Corporation or its successor to redeem such holder’s Convertible Preferred Stock, in whole or in part, at a redemption price equal to 125% of the Liquidation Preference of such shares of Convertible Preferred Stock being redeemed.
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(c)           In case of any such Change of Control, without in any way limiting the terms and conditions of the Investor Rights Agreement, the Company agrees to use its best efforts to minimize the length of any Blackout Period (as defined in the Investor Rights Agreement) associated with such Change of Control.

(d)           The foregoing provisions of this Section 7 shall similarly apply to successive Change of Control transactions. The provisions of this Section 7 shall be inapplicable in the event that the Convertible Preferred Stock is subject to mandatory conversion under Section 5 or redemption under Section 13.

8.           Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 5 or any other action described in Section 5, then, unless such action will not have a materially adverse effect upon the rights of the holder of Convertible Preferred Stock, the number of shares of Common Stock or other stock into which the Convertible Preferred Stock is convertible exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

9.           Certain Limitations. Notwithstanding anything herein to the contrary, the Corporation agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the current Conversion Value to be less than the par value per share of Common Stock.

10.         Participation Rights.

(a)           Subject to the terms and conditions specified in this Section 10, at any time while the Convertible Preferred Stock is outstanding, the holders of shares of Convertible Preferred Stock shall have a right to participate with respect to the issuance or possible issuance by the Corporation of any future equity or equity-linked securities or debt which is convertible into equity or in which there is an equity component (as the case may be, “Additional Securities”) on the same terms and conditions as offered by the Corporation to the other purchasers of such Additional Securities. Each time the Corporation proposes to offer any Additional Securities, the Corporation shall make an offering of such Additional Securities to each holder of shares of Convertible Preferred Stock in accordance with the following provisions:

(i)           The Corporation shall deliver a notice (the “Issuance Notice”) to the holders of shares of Convertible Preferred Stock stating (a) its bona fide intention to offer such Additional Securities, (b) the number of such Additional Securities to be offered, (c) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (d) the anticipated closing date of the sale of such Additional Securities.
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(ii)           By written notification received by the Corporation, within ten (10) days after giving of the Issuance Notice, each holder of shares of Convertible Preferred Stock may elect to purchase or obtain, at the price and on the terms specified in the Issuance Notice, up to that number of such Additional Securities which equals such holder’s Participation Amount for the same consideration and on the same terms and conditions as such third-party sale, where the “Participation Amount” for each holder shall equal (a) 50% of the aggregate amount of such Additional Securities issued or to be issued to investors in such offering prior to the exercise of the participation rights contemplated by this Section 10 (such aggregate amount, the “Subsequent Offering Amount”), multiplied by (b) a fraction, the numerator of which equals the number of shares of Convertible Preferred Stock then held by such holder and the denominator of which equals the aggregate number of shares of Convertible Preferred Stock purchased or exchanged by all Purchasers pursuant to the Convertible Note Purchase Agreement. The Corporation shall promptly, in writing, inform each holder of shares of Convertible Preferred Stock which elects to purchase all of the Additional Shares available to it (“Fully-Exercising Holder”) of any other holder's failure to do likewise. During the five-day period commencing after such information is given, each Fully-Exercising Holder shall be entitled to obtain that portion of the Additional Securities for which the holders of shares of Convertible Preferred Stock were entitled to subscribe but which were not subscribed for by such holders which is equal to the proportion that the number of shares of Convertible Preferred Stock held by such Fully-Exercising Holder bears to the total number of shares of Common Stock held by all Fully-Exercising Holders who wish to purchase some of the unsubscribed shares.

(iii)           The Corporation may, during the 75-day period following the expiration of the 10-day and 5-day periods referenced in Section 10(a)(ii) above, offer up to the Subsequent Offering Amount of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Issuance Notice. If the Corporation does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless the Participation Amount is again first reoffered to the holders of shares of Convertible Preferred Stock in accordance herewith.

(b)           Notwithstanding anything contained herein, no holder of Convertible Preferred Stock shall have the right to purchase Additional Securities hereunder to the extent same would cause such holder to exceed the Beneficial Ownership Cap.

11.           Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Value, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Value at the time in effect for the Convertible Preferred Stock and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the conversion of Convertible Preferred Stock owned by such holder (without regard to the ownership limitations set forth in Section 5(h)).
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12.           Notices of Record Date. In the event of any fixing by the Corporation of a record date for the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of, any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Convertible Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

13.           Redemption.

(a)           Redemption Triggering Event. If a Redemption Triggering Event (as defined below) has occurred, and a holder has so elected, the Corporation shall redeem the Convertible Preferred Stock of any holder who gives a Demand for Redemption (as defined below). The Corporation shall, promptly thereafter, redeem the shares of Convertible Preferred Stock as set forth in the Demand for Redemption. The Corporation shall effect such redemption on the Redemption Date by paying in cash for each such share to be redeemed an amount equal to the greater of (i) the Redemption Price (as defined below) or (ii) the total number of shares of Common Stock into which such Convertible Preferred Stock is convertible multiplied by the Current Market Price at the time of the Redemption Triggering Event. “Redemption Triggering Event” means the Corporation’s failure or refusal to convert or redeem any shares of Convertible Preferred Stock in accordance with the terms hereof, or the providing of written notice to such effect. The amount payable in redemption of each share of Convertible Preferred Stock (the “Redemption Price”) shall be cash equal (i) all accrued but unpaid dividends as of the Redemption Date (as defined below) with respect to each share to be redeemed, plus (ii) 125% of the Liquidation Preference of each share of Convertible Preferred Stock to be redeemed.

(b)           Demand for Redemption. A holder desiring to elect a redemption as herein provided shall deliver a notice (the “Demand for Redemption”) to the Corporation while such Redemption Triggering Event continues specifying the following:

(i)           The approximate date and nature of the Redemption Triggering Event;

(ii)           The number of shares of Convertible Preferred Stock to be redeemed; and

(iii)           The address to which the payment of the Redemption Price shall be delivered, or, at the election of the holder, wire instructions with respect to the account to which payment of the Redemption Price shall be required.
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A holder may deliver the certificates evidencing the Convertible Preferred Stock to be redeemed with the Demand for Redemption or under separate cover. Payment of the Redemption Price shall be made not later than two (2) business days after the date on which each of the following conditions has been satisfied: (i) a holder has delivered a Demand for Redemption and the certificates evidencing the shares of Convertible Preferred Stock to be redeemed; and (ii) the Breach Cure Period has expired.

(c)           Status of Redeemed or Purchased Shares. Any shares of the Convertible Preferred Stock at any time purchased, redeemed or otherwise acquired by the Corporation shall not be reissued and shall be retired.

14.           Stock Transfer Taxes. The issue of stock certificates upon conversion of the Convertible Preferred Stock shall be made without charge to the converting holder for any tax in respect of such issue; provided, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

15.           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express, or (d) actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows: (i) if to the Corporation, to NetSol Technologies, Inc., 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302, facsimile: (818) 222-9197, Attention: General Counsel, or (ii) if to a holder of Convertible Preferred Stock, to the address or facsimile number appearing on the Corporation’s stockholder records or, in either case, to such other address or facsimile number as the Corporation or a holder of Convertible Preferred Stock may provide to the other in accordance with this Section.

16.           Stock Transfer Taxes. The issue of stock certificates upon conversion of the Convertible Preferred Stock shall be made without charge to the converting holder for any tax in respect of such issue; provided, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.
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17.           Attorneys' Fees. In connection with enforcement by a holder of Convertible Preferred Stock of any obligation of the Corporation hereunder, the prevailing party shall be entitled to recovery of reasonable attorneys’ fees and expenses incurred.

18.           Specific Enforcement. The Corporation agrees that irreparable damage would occur in the event that any of the provisions of this Certificate of Designation were not performed in accordance with their specific terms or were otherwise breached. Each holder of Convertible Preferred Stock and each permitted assignee shall have all rights and remedies set forth in this Certificate of Designation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Certificate of Designation shall be entitled to enforce such rights specifically or pursue other injunctive relief or other equitable remedies (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Certificate of Designation and to exercise all other rights granted by law. Each holder of Convertible Preferred Stock and each permitted assignee without prejudice may withdraw, revoke or suspend its pursuit of any remedy at any time prior to its complete recovery as a result of such remedy.

19.           Severability of Provisions. If any right, preference or limitation of the Convertible Preferred Stock set forth in this Certificate of Designation (as this Certificate of Designation may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designation, which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein set forth be deemed dependent upon any such other right, preference or limitation unless so expressed herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this designation on behalf of the Corporation and affixed the corporate seal hereto this _____ day of _________, 2006.

NETSOL TECHNOLOGIES, INC.

By: _______________________________
Name:
Title:

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EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert shares of Convertible Preferred Stock)

The undersigned hereby irrevocably elects to convert the number of shares of Series A 7% Cumulative Convertible Preferred Stock (the “Convertible Preferred Stock”) indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of NetSol Technologies, Inc., a Nevada corporation (the “Corporation”), according to the Certificate of Designation of the Convertible Preferred Stock and the conditions hereof, as of the date written below. The undersigned hereby requests that certificates for the shares of Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If the shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

____________________________________________________________________________________________________
Date of Conversion (Date of Notice)
____________________________________________________________________________________________________
Number of shares of Convertible Preferred Stock owned prior to Conversion
____________________________________________________________________________________________________
Number of shares of Convertible Preferred Stock to be converted
____________________________________________________________________________________________________
Stated Value (Liquidation Preference) of Convertible Preferred Stock to be Converted
____________________________________________________________________________________________________
Amount of accumulated and unpaid dividends on shares of Convertible Preferred Stock to be converted
____________________________________________________________________________________________________
Number of shares of Common Stock to be issued (including conversion of accrued but unpaid dividends on shares of Convertible Preferred Stock to be converted)
____________________________________________________________________________________________________
Applicable Conversion Value
____________________________________________________________________________________________________
Number of shares of Convertible Preferred Stock owned subsequent to Conversion
Conversion Information:	NAME OF HOLDER:

By:___________________________________
Print Name:_____________________________
Print Title:______________________________

Print Address of Holder:
_____________________________________________________
_____________________________________________________

Issue Common Stock to:__________________________________________
at:___________________________________________________________

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ANNEX F

PLACEMENT AGENT WARRANT AGREEMENT

NETSOL TECHNOLOGIES, INC.
STOCK PURCHASE WARRANT

THE WARRANTS EVIDENCED HEREBY AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SUCH ACT OR THE RULES OR REGULATIONS PROMULGATED THEREUNDER.

WARRANT TO PURCHASE
266,666 SHARES OF COMMON STOCK
AS DESCRIBED HEREIN

Expiration Date: June 20, 2008

This certifies that, for value received, Maxim Partners, LLC, or its successors and assigns ("Holder") is entitled to purchase from NetSol Technologies, Inc. a Nevada corporation, (the "Company") up to and including 266,666 fully paid and nonassessable shares (the "Number of Shares") of the Common Stock of the Company (the "Common Stock") on the terms set forth herein at an exercise price of $1.65 per share (the "Purchase Price"). The Number of Shares and the Purchase Price may be adjusted from time to time as described in this Warrant.

1.  Exercise.

1.1.  Time for Exercise. This Warrant may be exercised in whole or in part at any time, and from time to time, during the period commencing on the date of this Warrant and expiring on June 20, 2008.

1.2.  Manner of Exercise. This Warrant shall be exercised as follows:

1.2.1.  by delivering this Warrant (or a lost stock affidavit in lieu thereof in the event this Warrant has been lost, stolen or mutilated) to the Company with the exercise form attached hereto as Exhibit A duly completed and signed, specifying the Number of Shares as to which the Warrant is being exercised at that time (the "Exercise Number"). The Holder shall simultaneously deliver to the Company cash or a certified check in an amount equal to the Exercise Number multiplied by the Purchase Price. Except for exercises in full of this Warrant, the Exercise Number must be at least 1,000 shares; or

1.2.2.  in the event the Holder elects to exercise this Warrant on a cashless basis, by delivering this Warrant (or a lost stock affidavit in lieu thereof in the event this Warrant has been lost, stolen or mutilated) to the Company with the net-exercise form attached hereto as Exhibit B duly completed and signed (the “Net Election Notice”). Upon receipt of the Net Election Notice, the Company shall deliver to the Holder, without payment by the Holder of the Purchase Price or any other consideration, that number of shares of Common Stock computed using the following formula:

X= Y(A-B)/A

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Where: X= The number of shares of Common Stock to be issued to the Holder (or such other person or persons as directed by the Holder, subject to compliance with the terms of this Warrant and all applicable laws) upon such exercise of this Warrant in accordance with this Section 1.2.2;

Y= The number of shares of Common Stock purchasable pursuant to this Warrant which the Holder has surrendered for cashless exercise;

A= The Fair Market Value (as defined below) of one share of Common Stock as of the date of delivery of the Net Election Notice by the Holder; and

B= The Purchase Price

For purposes of this Agreement, the “Fair Market Value” of a share of Common Stock as of a particular date (the “Valuation Date”) shall mean the following:

(i) if the Common Stock is then listed on a national securities exchange, the average closing sale price of one share of Common Stock on such exchange over the ten (10) trading days ending on the last trading day prior to the Valuation Date; provided that if such stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

(ii) if the Common Stock is then included in The Nasdaq Stock Market, Inc. (“Nasdaq”), the average closing sale price of one share of Common Stock on Nasdaq over the ten (10) trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on Nasdaq as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

(iii) If the Common Stock is then included in the Over-the-Counter Bulletin Board, the average closing sale price of one share of Common Stock on the Over-the-Counter Bulletin Board over the ten (10) trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date;

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(iv) if the Common Stock is then included in the “pink sheets”, the average closing sale price of one share of Common Stock on the “pink sheets” over the ten (10) trading days ending on the last trading day prior to the Valuation Date or, if no closing sale price is available for any of such ten (10) trading days, the closing sale price for such day shall be determined as the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of such trading day; provided that if the Common Stock has not traded in the ten (10) consecutive trading days prior to the Valuation Date, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading days during which the Common Stock has traded prior to the Valuation Date; or

(v) if the Common Stock is not then listed on a national securities exchange or quoted on Nasdaq or the Over-the-Counter Bulletin Board or the “pink sheets”, the Fair Market Value of one share of Common Stock as of the Valuation Date shall be determined in good faith by the Board of Directors of the Company.

The Board of Directors of the Company shall respond promptly in writing to a written inquiry by the Holder prior to the exercise hereunder as to the Fair Market Value of a share of Common Stock.

1.3.  Effect of Exercise. Promptly after any exercise, but in no event more than two (2) business days thereafter, the Company shall deliver to the Holder (i) duly executed certificates in the name or names specified in the applicable exercise notice representing the Exercise Number, and (ii) if this Warrant is exercised only in part, a new Warrant of like tenor representing the balance of the Number of Shares. Such certificates shall be deemed to have been issued, and the person receiving them shall be deemed to be a holder of record of such shares, as of the close of business on the date of exercise of this Warrant in accordance with Section 1.2, if on that date the stock transfer books of the Company are closed, as of the next business day on which the stock transfer books of the Company are open.

1.4.  Registration Obligations. The Holder shall be entitled to the same registration rights and penalties, if any, granted to the investors in the $5,500,000 Convertible Note and Warrant transaction dated June 15, 2006 in which Holder acted as Placement Agent (“Private Placement”).

1.5.   Limitations on Exercise. Notwithstanding anything herein to the contrary, if the Company has not obtained shareholder approval (as defined in the Purchase Agreement to the Private Placement), then the Company may not issue, upon exercise of this Warrant, a number of shares of Common Stock that together with the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants of the Private Placement would cause the Company to breach its obligations under the rules or regulations of the Nasdaq Stock Market (including without limitation Section 4350(i) of the NASD Manual).

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2.  Transfer of Warrants and Stock.

2.1.  Transfer Restrictions. Neither this Warrant nor the securities issuable upon its exercise may be sold, transferred or pledged unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Securities Act of 1933, as amended, and any applicable state securities laws. The Company may place a legend to that effect on this Warrant, any replacement Warrant and each certificate representing shares issuable upon exercise of this Warrant. Subject to the satisfaction of this condition only, this Warrant shall be freely transferable by the Holder.

2.2.  Manner of Transfer. Upon delivery of this Warrant to the Company with the assignment form duly completed and signed, the Company will promptly execute and deliver to each transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights (i) of the transferee(s) to purchase the Number of Shares specified for in the assignment forms, and (ii) of the Holder to purchase any untransferred portion, which in the aggregate shall equal the Number of Shares of the Warrant prior to such transfer. The Company may decline to proceed with any partial transfer if any new Warrant would represent the right to purchase fewer than 1,000 shares of Common Stock (such number to be adjusted as provided in Section 4). If this Warrant is properly assigned in compliance with this Section 2, it may be exercised by an assignee without having a new Warrant issued.

2.3.  Loss, Destruction of Warrant Certificates. Upon receipt of (i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company, the Company will promptly execute and deliver a replacement Warrant of like tenor representing the right to purchase the same Number of Shares.

3.  Cost of Issuances. The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates or replacement Warrants, except for any transfer tax or other charge imposed as a result of (a) any issuance of certificates in any name other than the name of the Holder, or (b) any transfer of the Warrant. The Company shall not be required to issue or deliver any stock certificate or Warrant until it receives reasonably satisfactory evidence that any such tax or other charge has been paid by the Holder.

4.  Anti-Dilution Provisions. If any of the following events occur at any time hereafter during the life of this Warrant, then the Purchase Price and the Number of Shares immediately prior to such event shall be changed as described in order to prevent dilution:

4.1.  Stock Splits and Reverse Splits. If at any time the outstanding shares of Common Stock are subdivided into a greater number of shares or if a dividend is issued on the Common Stock in shares of Common Stock, then the Purchase Price will be reduced proportionately and the Number of Shares will be increased proportionately. Conversely, if at any time the outstanding shares of Common Stock are consolidated into a smaller number of shares, then the Purchase Price will be increased proportionately and the Number of Shares will be reduced proportionately.

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4.2.  Effect of Reorganization and Asset Sales. If any (i) reorganization or reclassification of the Common Stock, (ii) consolidation or merger of the Company with or into another corporation, (iii) sale of all or substantially all of its operating assets to another corporation, or (iv) sale of the Company substantially as a going concern followed by a liquidation of the Company (any such occurrence shall be an "Event"), is effected in such a way that holders of Common Stock are entitled to receive securities and/or assets as a result of their Common Stock ownership, then upon exercise of this Warrant the Holder will have the right to receive the shares of stock, securities or assets which they would have received if such rights had been fully exercised as of the record date for such Event. The Company will not effect any Event unless prior to or simultaneously with its consummation the successor corporation resulting from the consolidation or merger (if other than the Company), or the corporation purchasing the Company's assets, assumes the performance of the Company's obligations under this Warrant (as appropriately adjusted to reflect such consolidation, merger or sale such that the Holder's rights under this Warrant remain, as nearly as practicable, unchanged) by a binding written instrument.

4.3.  Other Securities Adjustments. If as a result of this Section 4, a Holder is entitled to receive any securities other than Common Stock upon exercise of this Warrant, the number and purchase price of such securities shall thereafter be adjusted from time to time in the same manner as provided pursuant to this Section 4 for Common Stock. The allocation of purchase price between various securities shall be made in writing by the Board of Directors of the Company in good faith at the time of the event by which the Holder become entitled to receive the new securities, and a copy sent to the Holder.

4.4.  Notices.

4.4.1.  Notice of Adjustments. When any adjustment is required to be made under this Section 4, the Company shall promptly (i) determine such adjustments, (ii) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the adjustment; and (iii) cause a copy of such statement, together with any agreement required by Section 4.2 and any allocation under Section 4.3, to be mailed to the Holder within 10 days after the date on which the circumstances giving rise to such adjustment occurred.

4.4.2.  Notice of Events. If at any time (i) the Company declares any dividends on the Common Stock, (ii) any Event is expected to occur, or (iii) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall give the Holder at least thirty (30) but not more than ninety (90) days written notice of the date on which the books of the Company will close or upon which a record will be taken with regard to such occurrence. Such notice will also specify the date as of which the holders of the Common Stock will participate in the dividend or will be entitled to exchange their shares for securities or other property. The notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote or determination of shareholders or of any governmental agency.

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4.5.  Computations and Adjustments. Upon each computation of an adjustment under this Section 4, the Purchase Price shall be computed to the next lowest cent and the Number of Shares shall be calculated to the next highest whole share. However, the fractional amount shall be used in calculating any future adjustments. No fractional shares of Common Stock shall be issued in connection with the exercise of this Warrant, but the Company shall, in the case of any exercise under this Warrant, make a cash payment for any fractional shares based on the Fair Market Value of a share of Common Stock on the date of exercise of this Warrant. Notwithstanding any changes in the Purchase Price or the Number of Shares, this Warrant, and any Warrants issued in replacement or upon transfer thereof, may continue to state the initial Purchase Price and the initial Number of Shares. Alternatively, the Company may elect to issue a new Warrant or Warrants of like tenor for the additional shares of Common Stock purchasable hereunder or, upon surrender of the existing Warrant, to issue a replacement Warrant evidencing the aggregate Number of Shares to which the Holder is entitled after such adjustments.

4.6.  Exercise Before Payment Date. In the event that this Warrant is exercised after the record date for any event requiring an adjustment, but prior to the actual event, the Company may elect to defer issuing to the Holder any payment or additional securities required by such adjustment until the actual event occurs; provided, however, that the Company shall deliver a “due bill” or other appropriate instrument to the Holder transferable to the same extent as the Common Stock issuable on exercise evidencing the Holder's right to receive such additional payment or securities upon the occurrence of the event requiring such adjustment.

5.  Covenants. The Company agrees that:

5.1.  Reservation of Stock. During the period in which this Warrant may be exercised, the Company will reserve sufficient authorized but unissued securities (and, if applicable, property) to enable it to satisfy its obligations on exercise of this Warrant. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose; and,

5.2.  No Liens, etc. All securities that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges on which that class of securities is listed.

6.  Status of Holder.

6.1.  Not Shareholder. Unless the Holder exercises this Warrant in writing, the Holder shall not be entitled to any rights (i) as a stockholder of the Company with respect to the shares as to which the Warrant is exercisable including, without limitation, the right to vote or receive dividends or other distributions, or (ii) to receive any notice of any proceedings of the Company except as otherwise provided in this Warrant.

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6.2.  Limitation of Liability. Unless the Holder exercises this Warrant in writing, the Holder's rights and privileges hereunder shall not give rise to any liability for the Purchase Price or as a stockholder of the Company, whether to the Company or its creditors.

7.  General Provisions.

7.1.  Complete Agreement; Modifications. This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the parties.

7.2.  Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Warrant.

7.3.  No Third-Party Benefits; Successors and Assigns. None of the provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary, except for any transferee of this Warrant in accordance with its terms. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

7.4.  Governing Law. All questions with respect to the Warrant and the rights and liabilities of the parties will be governed by the laws of New York, regardless of the choice of law provisions of that state or any other jurisdiction.

7.5.  Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

7.6.  Severability. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as the date set forth above.

NetSol Technologies, Inc. a Nevada corporation	Attest:

By	By
Najeeb Ghauri, Chairman	Patti L. W. McGlasson, Secretary

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EXHIBIT A

EXERCISE FORM

To Be Executed
Upon Exercise of Warrant

The undersigned hereby exercises the Warrant with regard to _____________ shares of Common Stock and herewith makes payment of the purchase price in full. The undersigned requests that certificate(s) for such shares [and the Warrant for the unexercised portion of this Warrant] be issued [to the Holder] [in the name set forth below].

Dated: _____________________	[NAME OF HOLDER]

By
(Signature)

Name:
(Please Print)

Address:

Employer Identification Number, Social Security Number or other identifying number:

___________________________________
[TRANSFEREE:

Name:
(Please Print)

Address:

Employer Identification Number, Social Security Number or other identifying number: ____________]

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EXHIBIT B

NET ELECTION FORM

To NetSol Technologies, Inc.:

Date:[_________________________]

The undersigned hereby elects under Section 1.2.2 of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address

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ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers to the transferee named below [the rights to purchase ___ of the Number of Shares under] this Warrant, together with all rights, title and interest therein. [The rights to purchase the remaining Number of Shares shall remain the property of the undersigned.]

Dated: _____________________	[NAME OF HOLDER]

By
Signature

Name:
(Please Print)

Address:

Employer Identification Number, Social Security Number or other identifying number:

___________________________________
TRANSFEREE:

Name:
(Please Print)

Address:

Employer Identification Number, Social Security Number or other identifying number: ____________

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